UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                    Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Annual Report For the year ended September 30, 2022 Access Capital Community Investment Fund RBC Impact Bond Fund

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- Access Capital Community Investment Fund	10
	- RBC Impact Bond Fund	14
	Schedule of Portfolio Investments	17
	Financial Statements
	- Statements of Assets and Liabilities	56
	- Statements of Operations	58
	- Statements of Changes in Net Assets	59
	Financial Highlights	61
	Notes to Financial Statements	67
	Report of Independent Registered Public Accounting Firm	82
	Other Federal Income Tax Information (Unaudited)	83
	Management (Unaudited)	84
	Share Class Information (Unaudited)	87
	Supplemental Information (Unaudited)	88

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

The Access Capital Community Investment Fund (the “Access Fund”) has a 24-year track record of supporting underserved individuals and communities through the creation of market-rate fixed income investments that are primarily guaranteed by the U.S. government, its agencies or municipalities. Investments are directed to benefit low- and moderate-
income (“LMI”) individuals and communities by supporting affordable homeownership, quality affordable rental housing, small businesses, health care, education, and job creation. The Fund also invests across these same themes to support underserved Black, Indigenous, and People of Color (“BIPOC”) communities in an effort to build stronger, more resilient communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

[1] Targeting is only available in Class I shares.

For the fiscal year ended September 30, 2022, the Access Fund generated a net-of-fees return of -13.44% (Class I shares; gross-of-fees return of -13.06%) versus the Bloomberg US Securitized Index that returned -13.79%. The Access Fund remained focused on diligent security selection. Rates were the main driver of negative absolute returns as the Federal Reserve (the “Fed”) hiked rates aggressively throughout the year in an effort to combat inflation, which reached multi-decade highs. The Access Fund outperformed the benchmark overall largely due to portfolio positioning. The Access Fund had a significant underweight to Agency mortgage-backed securities (“MBS”) relative to the benchmark, which was a positive factor in a rising rate environment. The Access Fund’s overweight to Agency commercial mortgage-backed securities (“CMBS”) was also additive to performance, as this sector performed well relative to Agency MBS. Weakness in the Access Fund’s Small Business Administration (“SBA”) holdings, a sector not held in the benchmark, detracted from returns. The Access Fund maintained a yield advantage for the year.

The effective duration of the Access Fund as of September 30, 2022 was 5.8 years, in line with the benchmark’s 5.5 years, and the subsidized 30-day SEC yield of the Access Fund was 2.84% (Class I shares; 2.75% unsubsidized).

1

LETTER FROM THE PORTFOLIO MANAGERS

The Access Fund continued to fulfill its community development mission to support underserved people and communities. Since inception, the Access Fund has supported the following across all 50 states, Puerto Rico, and the District of Columbia:

16,747 Low- to moderate-income homebuyers

60,552 Affordable rental units

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprises

626 SBA loans

85 Community Economic developments

16 Community-based not-for-profit organizations

All of the Fund’s investments support LMI income communities and families. In addition, a substantial percentage of the Fund’s investments supported BIPOC communities as of September 30, 2022:

The RBC Impact Bond Fund (the “Impact Fund”) strives to maximize positive social and environmental impact within the context of a competitive fixed income portfolio, presenting a distinct value proposition for investors:

2

LETTER FROM THE PORTFOLIO MANAGERS

We implement the team’s expertise in impact investing in social justice themes and combine it with a lens on creating meaningful progress toward climate change solutions. In doing so, we seek not just to avoid investments that harm the environment, but also strive to invest in those that explicitly align with advancing climate change solutions. This results in a portfolio that produces both positive social and environmental outcomes. The negative impacts of climate change continue to take a toll on our planet and on people, with a disproportionately negative impact on already disadvantaged and lower-income populations. We continue to examine investments with a critical eye toward understanding the social and environmental impact of each project, with a goal to maximize the positive and minimize the negative.

The Impact Fund’s core holdings must also have meaningful alignment with the United Nations Sustainable Development Goals (“SDGs”) —a global agenda to end poverty, protect the planet, and ensure prosperity for all people.

For the fiscal year ended September 30, 2022, the Impact Fund has generated a net-of-fees return of -15.05% (Class I shares; gross-of-fees return of -14.67%) versus the Bloomberg US Aggregate Bond Index that returned -14.60%. The effective duration of the Impact Fund is 6.10 years, in line with the benchmark’s 6.10, and the subsidized 30-day SEC yield of the Impact Fund is 3.39% (Class I shares; 2.60% unsubsidized).

Negative absolute returns were driven by rapidly rising rates as the Fed continued its aggressive rate hikes in an effort to manage unacceptably high inflation. Relative returns were negatively impacted from wider spreads in all sectors as markets reacted to higher rates, the war in Ukraine, continued inflation fears and market dislocation.

Performance in the Impact Fund’s Agency MBS and corporate sectors was relatively flat to the benchmark. The Impact Fund’s overweight to municipals, asset-backed and SBA sectors detracted from performance due to overall weakness in those sectors. Duration positioning remained neutral, resulting in very little effect on relative performance. The Impact Fund maintained a yield advantage over the course of the year.

We have made measurable progress toward demonstrating the positive social and environmental impacts of investing in the Impact Fund. The holdings of the Impact Fund as of September 30, 2022 were invested to support the following themes (totals may exceed 100%, as projects may impact multiple themes/SDGs):

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LETTER FROM THE PORTFOLIO MANAGERS

In addition to these meaningful contributions to advancing the SDGs, the Impact Fund also had a low carbon footprint relative to the benchmark, financing significantly less carbon emissions and more carbon capture equivalents than securities held in the benchmark. This is illustrated below, and is calculated using our internally developed, proprietary impact measurement framework:

Continued investment in our impact measurement capabilities is a key focus for the team. We believe the ability to accurately and transparently measure the environmental and social impact of the Funds will continue to be important to clients and consultants. We have demonstrated proficiency in this regard and seek to maintain and expand our competitive edge.

The need for investment strategies that address the widespread economic disparities that persist across the United States has never been greater, and our distinct approach of seeking double-bottom line results in a high-quality investment vehicle is one way to help move the dial toward reducing inequalities. We remain committed to investing in positive change for the future while also delivering competitive returns for our shareholders. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Brian Svendahl, CFA

Senior Portfolio Manager, U.S. Fixed Income

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage

4

LETTER FROM THE PORTFOLIO MANAGERS
pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Spread measures the difference between two rates or yields.

5

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Senior Portfolio Manager

Brian is a senior portfolio manager within the RBC GAM-US fixed income team. He has been the lead portfolio manager for RBC GAM-US’s impact investing strategies since 2006 along with many government and mortgage strategies. Brian joined RBC GAM-US in 2005 and has co-led the Minneapolis-based fixed income group since 2012. He had previously held several risk management, research, and trading positions with a large American multinational financial services company and first started in the investment industry in 1992. Brian earned a BS in economics from the University of Minnesota and a BBA in finance and MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

6

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)	Gross Expense Ratio(b)
Average Annual Total Returns as of September 30, 2022 (Unaudited)

Access Capital Community Investment Fund
Class A(c)
- Including Max Sales Charge of 3.75%	(17.09)%	(5.11)%	(2.19)%	(0.47)%	2.68%
- At Net Asset Value	(13.84)%	(3.90)%	(1.45)%	(0.09)%	2.85%	0.80%	0.86%
Class I(e)
- At Net Asset Value	(13.44)%	(3.52)%	(1.10)%	0.27%	3.16%	0.45%	0.52%
Class IS(f)
- At Net Asset Value	(13.40)%	(3.44)%	(1.01)%	0.42%	3.40%	0.40%	0.55%

Bloomberg U.S. Securitized Index(h)	(13.79)%	(3.52)%	(0.80)%	0.58%	3.67%
RBC Impact Bond Fund
Class A(d)
- Including Max Sales Charge of 3.75%	(18.50)%	(4.98)%	N/A	N/A	(1.88)%
- At Net Asset Value	(15.30)%	(3.76)%	N/A	N/A	(1.09)%	0.70%	54.43%
Class I
- At Net Asset Value	(15.05)%	(3.44)%	N/A	N/A	(0.79)%	0.45%	0.73%
Class R6
- At Net Asset Value	(15.01)%	(3.40)%	N/A	N/A	(0.74)%	0.40%	0.62%
Class Y(g)
- At Net Asset Value	(15.11)%	(3.63)%	N/A	N/A	(1.04)%	0.40%	0.59%

Bloomberg U.S. Aggregate Bond Index(h)	(14.60)%	(3.26)%	(0.27)%	0.89%	(0.38)%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 28, 2022. For current expense ratio information, please see the Financial Highlights starting on page 61.

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses (excluding certain fees such as brokerage costs, interest, taxes and acquired fund fees and expenses) at 0.80% for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares of the Access Capital Community Investment Fund and at 0.70% for Class A shares, 0.45% for Class I shares, 0.40% for Class R6 shares and 0.40% for Class Y shares of the Impact Bond Fund until January 31, 2024.

(c)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

7

PERFORMANCE SUMMARY (UNAUDITED)

(d)

The inception date for Class A shares of the Fund is January 28,2020. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(e)

Class I shares commenced operations on July 28, 2008. The performance in the table prior to that date reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(f)

The inception date for Class IS shares of the Fund is March 11, 2019. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class IS shares, as applicable.

(g)

The inception date for Class Y shares of the Fund is April 12, 2021. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class Y shares, as applicable.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

8

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9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low- and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities and other instruments supporting the Fund’s impact goal of supporting LMI individuals and communities and underserved areas.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized net return of -13.44% (Class I). That compares to an annualized total return of -13.79% for the Bloomberg US Securitized Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  The underweight positioning to Agency MBS relative to the benchmark was additive with the sell-off in rates

•  The overweight positioning to Agency CMBS was a positive contributor to performance as this sector out-performed Agency MBS in a rising rate environment

•  The Fund maintained an income advantage

Factors That Detracted From Relative Returns	• Weakness in the SBA market, a sector not held in the benchmark, was a negative contributor to performance

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified,, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. Investing in the Fund involves other risks including but not limited to concentration in the affordable housing industry, competition for investments, the effects of leveraging the Fund’s portfolio, and investments in illiquid securities. These risks are more fully described in the prospectus.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance does not guarantee future results.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Objective

The Fund’s investment objective is to provide current income consistent with the preservation of capital by investing primarily in high quality debt securities and other debt instruments supporting community development, including investments deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”).

Benchmark	Bloomberg U.S. Securitized Index

Asset Allocation as of 9/30/22 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)

Fannie Mae, Pool #CB4463, 4.50%, 8/1/52

Fannie Mae, Pool #CB4314, 4.50%, 8/1/52

Freddie Mac, Pool #RA7503, 4.50%, 7/1/52

Fannie Mae, Pool #CB3764, 4.00%, 6/1/52

Fannie Mae, Pool #BL4650, 2.30%, 10/1/31

1.75% 1.35% 1.31% 1.07% 1.07%

Fannie Mae, Pool #CB3797, 4.00%, 6/1/52

Freddie Mac, Pool #RA5427, 2.50%, 6/1/51

Freddie Mac, Pool #RA5020, 2.00%, 4/1/51

Fannie Mae, Pool #CB3931, 4.00%, 6/1/52

Fannie Mae, Pool #CB4767, 5.00%, 9/1/52

1.06% 0.96% 0.93% 0.91% 0.88%
*A listing of all portfolio holdings can be found beginning on page 17

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

12

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13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund

Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Advisor’s impact methodology. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed and asset-backed securities, and obligations of U.S. governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest.

Performance

For the twelve-month period ended September 30, 2022, the Fund delivered a net return of -15.05% (Class I). That compares to an annualized total return of -14.60% for the Bloomberg US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• The Fund maintained an income advantage, positively contributing to performance • Agency MBS and corporate sectors kept pace with benchmark holdings in a volatile environment

Factors That Detracted From Relative Returns

•  Absolute returns were negative, driven by rapidly rising rates as the Fed continued its aggressive rate hikes in an effort to manage unacceptably high inflation

•  Weakness in SBA and asset-backed sectors, where the Fund was overweight versus the benchmark, detracted from relative performance

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance does not guarantee future results.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
The Fund seeks to achieve a high level of current income consistent with preservation of capital.		Investment Objective
Bloomberg U.S. Aggregate Bond Index		Benchmark

Asset Allocation as of 9/30/22 (% of Fund’s investments)

Luminace Issuer LLC, Series 2022-1, Class B, 5.91%, 7/31/62

American Water Capital Corp., 4.45%, 6/1/32

Tesla Auto Lease Trust, Series 2020-A, Class D, 2.33%, 2/20/24

BX Commercial Mortgage Trust, Series 2022-AHP, Class C, (Term SOFR 1M + 2.090%), 4.94%, 1/17/39

U.S. International Development Finance Corp., Series 10, (US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38

1.53% 1.37% 1.35% 1.27% 1.26%

Fannie Mae, Pool #CB3764, 4.00%, 6/1/52

NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28

City of Tacoma Electric System, Revenue, Series C, 5.64%, 1/1/27

Astrazeneca Finance LLC, 1.75%, 5/28/28

Baxalta, Inc., 4.00%, 6/23/25

	1.23% 1.17% 1.15% 1.14% 1.13%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 41

Growth of $1,000,000 Initial Investment Since Inception (12/18/17)

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund
The graph reflects an initial hypothetical investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. This chart does not imply any future performance.

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2022

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 89.30%
Fannie Mae — 47.32%
$ 99,897	Pool #257892, 5.50%, 2/1/38	$102,346
66,252	Pool #257913, 5.50%, 1/1/38	67,876
48,450	Pool #258022, 5.50%, 5/1/34	49,399
43,943	Pool #258070, 5.00%, 6/1/34	44,007
36,344	Pool #258152, 5.50%, 8/1/34	37,056
52,365	Pool #258157, 5.00%, 8/1/34	52,441
51,565	Pool #258163, 5.50%, 8/1/34	52,575
39,962	Pool #258224, 5.50%, 12/1/34	40,745
74,496	Pool #258251, 5.50%, 1/1/35	75,955
88,432	Pool #258305, 5.00%, 3/1/35	88,576
52,563	Pool #258394, 5.00%, 5/1/35	52,649
66,611	Pool #258404, 5.00%, 6/1/35	66,719
39,218	Pool #258410, 5.00%, 4/1/35	39,282
65,947	Pool #258448, 5.00%, 8/1/35	66,055
83,472	Pool #258450, 5.50%, 8/1/35	85,412
161,249	Pool #258627, 5.50%, 2/1/36	164,996
36,502	Pool #258737, 5.50%, 12/1/35	37,405
1,332	Pool #259187, 6.50%, 4/1/31	1,332
22,208	Pool #259378, 6.00%, 12/1/31	22,779
22,832	Pool #259393, 6.00%, 1/1/32	23,419
33,364	Pool #259590, 5.50%, 11/1/32	33,936
85,073	Pool #259611, 5.50%, 11/1/32	86,530
16,666	Pool #259634, 5.50%, 12/1/32	16,951
107,212	Pool #259659, 5.50%, 2/1/33	109,048
25,941	Pool #259671, 5.50%, 2/1/33	26,386
62,677	Pool #259686, 5.50%, 3/1/33	63,807
26,942	Pool #259722, 5.00%, 5/1/33	26,981
73,266	Pool #259725, 5.00%, 5/1/33	73,374
2,847	Pool #259729, 5.00%, 6/1/33	2,852
48,372	Pool #259761, 5.00%, 6/1/33	48,443
78,630	Pool #259777, 5.00%, 7/1/33	78,745
39,511	Pool #259789, 5.00%, 7/1/33	39,569
21,858	Pool #259819, 5.00%, 8/1/33	21,891
40,434	Pool #259830, 5.00%, 8/1/33	40,493
26,778	Pool #259848, 5.00%, 9/1/33	26,817
57,469	Pool #259867, 5.50%, 10/1/33	58,506
39,559	Pool #259869, 5.50%, 10/1/33	40,272
40,418	Pool #259875, 5.50%, 10/1/33	41,147
29,727	Pool #259998, 5.00%, 3/1/34	29,769
245,166	Pool #469101, 3.75%, 2/1/27	236,204
262,028	Pool #470828, 3.53%, 3/1/32	244,800
60,715	Pool #557295, 7.00%, 12/1/29	62,518
11,143	Pool #576445, 6.00%, 1/1/31	11,425
25,790	Pool #579402, 6.50%, 4/1/31	26,190
26,466	Pool #583728, 6.50%, 6/1/31	26,886

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 12,516	Pool #590931, 6.50%, 7/1/31	$12,700
15,546	Pool #590932, 6.50%, 7/1/31	15,600
10,162	Pool #601865, 6.50%, 4/1/31	10,169
37,738	Pool #607611, 6.50%, 11/1/31	38,555
31,441	Pool #644437, 6.50%, 6/1/32	32,004
916,552	Pool #663159, 5.00%, 7/1/32	917,761
53,610	Pool #670278, 5.50%, 11/1/32	54,528
17,421	Pool #676702, 5.50%, 11/1/32	17,720
40,645	Pool #677591, 5.50%, 12/1/32	41,341
40,224	Pool #681883, 6.00%, 3/1/33	41,842
63,135	Pool #686542, 5.50%, 3/1/33	64,273
172,234	Pool #695961, 5.50%, 1/1/33	175,184
103,892	Pool #696407, 5.50%, 4/1/33	105,766
320,480	Pool #702478, 5.50%, 6/1/33	326,259
92,827	Pool #702479, 5.00%, 6/1/33	92,964
36,632	Pool #723066, 5.00%, 4/1/33	36,686
149,811	Pool #723067, 5.50%, 5/1/33	152,512
121,687	Pool #723070, 4.50%, 5/1/33	119,161
204,678	Pool #727311, 4.50%, 9/1/33	200,429
105,970	Pool #727312, 5.00%, 9/1/33	106,126
123,351	Pool #727315, 6.00%, 10/1/33	128,312
31,122	Pool #738589, 5.00%, 9/1/33	31,167
39,094	Pool #739269, 5.00%, 9/1/33	39,152
40,759	Pool #743595, 5.50%, 10/1/33	41,494
77,770	Pool #748041, 4.50%, 10/1/33	76,155
71,270	Pool #749891, 5.00%, 9/1/33	71,375
121,112	Pool #753533, 5.00%, 11/1/33	121,291
34,586	Pool #755679, 6.00%, 1/1/34	35,978
313,969	Pool #777621, 5.00%, 2/1/34	314,432
67,699	Pool #781741, 6.00%, 9/1/34	70,614
73,040	Pool #781959, 5.50%, 6/1/34	74,471
115,206	Pool #783893, 5.50%, 12/1/34	117,462
60,582	Pool #783929, 5.50%, 10/1/34	61,769
4,974	Pool #788329, 6.50%, 8/1/34	4,977
33,001	Pool #798725, 5.50%, 11/1/34	33,648
52,084	Pool #799548, 6.00%, 9/1/34	54,326
603,629	Pool #806754, 4.50%, 9/1/34	591,009
255,787	Pool #806757, 6.00%, 9/1/34	266,798
341,101	Pool #806761, 5.50%, 9/1/34	347,781
94,425	Pool #808205, 5.00%, 1/1/35	94,562
162,130	Pool #815009, 5.00%, 4/1/35	162,394
93,125	Pool #820336, 5.00%, 9/1/35	93,276
86,263	Pool #822008, 5.00%, 5/1/35	86,404
130,024	Pool #829276, 5.00%, 8/1/35	130,236
122,058	Pool #829649, 5.50%, 3/1/35	124,449
137,744	Pool #844361, 5.50%, 11/1/35	140,945
77,820	Pool #845245, 5.50%, 11/1/35	79,628
25,469	Pool #866969, 6.00%, 2/1/36	26,572

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 69,124	Pool #884693, 5.50%, 4/1/36	$70,834
289,758	Pool #885724, 5.50%, 6/1/36	296,926
62,621	Pool #919368, 5.50%, 4/1/37	64,156
245,614	Pool #922582, 6.00%, 12/1/36	256,229
87,542	Pool #934941, 5.00%, 8/1/39	87,991
264,289	Pool #934942, 5.00%, 9/1/39	265,646
52,838	Pool #943394, 5.50%, 6/1/37	54,133
178,110	Pool #948600, 6.00%, 8/1/37	185,828
66,412	Pool #952678, 6.50%, 8/1/37	68,487
93,773	Pool #986239, 6.00%, 7/1/38	97,872
110,687	Pool #986957, 5.50%, 7/1/38	113,398
40,273	Pool #990510, 5.50%, 8/1/38	41,260
147,211	Pool #990617, 5.50%, 9/1/38	150,817
156,542	Pool #AA0645, 4.50%, 3/1/39	153,391
118,022	Pool #AA2243, 4.50%, 5/1/39	115,647
78,489	Pool #AA3206, 4.00%, 4/1/39	74,775
285,057	Pool #AA3207, 4.50%, 3/1/39	279,319
205,620	Pool #AA7042, 4.50%, 6/1/39	201,481
251,570	Pool #AA7658, 4.00%, 6/1/39	239,666
40,229	Pool #AA7741, 4.50%, 6/1/24	39,477
665,707	Pool #AB7798, 3.00%, 1/1/43	594,518
851,659	Pool #AB9204, 3.00%, 4/1/43	759,397
80,783	Pool #AC1463, 5.00%, 8/1/39	81,197
249,693	Pool #AC2109, 4.50%, 7/1/39	244,667
19,286	Pool #AC4394, 5.00%, 9/1/39	19,385
238,979	Pool #AC4395, 5.00%, 9/1/39	240,205
89,579	Pool #AC5329, 5.00%, 10/1/39	90,039
186,411	Pool #AC6305, 5.00%, 11/1/39	187,368
128,173	Pool #AC6307, 5.00%, 12/1/39	128,831
275,185	Pool #AC6790, 5.00%, 12/1/39	276,597
391,813	Pool #AC7199, 5.00%, 12/1/39	393,824
272,042	Pool #AD1470, 5.00%, 2/1/40	273,609
568,313	Pool #AD1471, 4.50%, 2/1/40	556,874
542,247	Pool #AD1585, 4.50%, 2/1/40	531,332
322,429	Pool #AD1586, 5.00%, 1/1/40	324,084
219,017	Pool #AD1638, 4.50%, 2/1/40	214,480
132,059	Pool #AD1640, 4.50%, 3/1/40	129,324
700,767	Pool #AD1942, 4.50%, 1/1/40	686,661
135,538	Pool #AD1943, 5.00%, 1/1/40	136,234
149,819	Pool #AD1988, 4.50%, 2/1/40	146,803
172,687	Pool #AD2896, 5.00%, 3/1/40	173,682
82,744	Pool #AD4456, 4.50%, 4/1/40	81,030
397,514	Pool #AD4458, 4.50%, 4/1/40	389,279
175,093	Pool #AD4940, 4.50%, 6/1/40	171,466
76,557	Pool #AD4946, 4.50%, 6/1/40	74,971
110,126	Pool #AD5728, 5.00%, 4/1/40	110,760
112,782	Pool #AD7239, 4.50%, 7/1/40	110,446

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 48,878	Pool #AD7242, 4.50%, 7/1/40	$47,865
84,570	Pool #AD7256, 4.50%, 7/1/40	82,818
223,923	Pool #AD7271, 4.50%, 7/1/40	219,285
244,535	Pool #AD7272, 4.50%, 7/1/40	239,470
154,367	Pool #AD8960, 5.00%, 6/1/40	155,257
307,501	Pool #AD9614, 4.50%, 8/1/40	301,131
23,972	Pool #AE2011, 4.00%, 9/1/40	22,830
936,882	Pool #AE2012, 4.00%, 9/1/40	892,250
108,835	Pool #AE2023, 4.00%, 9/1/40	103,650
247,217	Pool #AE5432, 4.00%, 10/1/40	235,440
306,270	Pool #AE5435, 4.50%, 9/1/40	299,926
121,383	Pool #AE5806, 4.50%, 9/1/40	118,868
290,921	Pool #AE5861, 4.00%, 10/1/40	277,062
120,875	Pool #AE5862, 4.00%, 10/1/40	115,116
257,431	Pool #AE6850, 4.00%, 10/1/40	245,167
6,976	Pool #AE6851, 4.00%, 10/1/40	6,644
142,859	Pool #AE7699, 4.00%, 11/1/40	136,054
383,226	Pool #AE7703, 4.00%, 10/1/40	364,970
269,753	Pool #AE7707, 4.00%, 11/1/40	256,903
117,175	Pool #AH0300, 4.00%, 11/1/40	111,593
201,123	Pool #AH0301, 3.50%, 11/1/40	186,021
19,290	Pool #AH0302, 4.00%, 11/1/40	18,371
235,337	Pool #AH0306, 4.00%, 12/1/40	224,126
341,925	Pool #AH0508, 4.00%, 11/1/40	325,636
546,090	Pool #AH0537, 4.00%, 12/1/40	520,075
513,893	Pool #AH0914, 4.50%, 11/1/40	503,248
249,671	Pool #AH0917, 4.00%, 12/1/40	237,777
208,005	Pool #AH1077, 4.00%, 1/1/41	198,095
184,366	Pool #AH2973, 4.00%, 12/1/40	175,583
214,598	Pool #AH2980, 4.00%, 1/1/41	204,375
604,921	Pool #AH5656, 4.00%, 1/1/41	576,103
323,872	Pool #AH5658, 4.00%, 2/1/41	308,443
233,088	Pool #AH5662, 4.00%, 2/1/41	221,984
225,389	Pool #AH5882, 4.00%, 2/1/26	220,566
150,562	Pool #AH6764, 4.00%, 3/1/41	143,390
615,513	Pool #AH6768, 4.00%, 3/1/41	585,992
298,348	Pool #AH7281, 4.00%, 3/1/41	284,039
105,128	Pool #AH7526, 4.50%, 3/1/41	102,941
426,934	Pool #AH7537, 4.00%, 3/1/41	406,458
134,679	Pool #AH8878, 4.50%, 4/1/41	131,878
138,928	Pool #AH8885, 4.50%, 4/1/41	136,038
77,786	Pool #AH9050, 3.50%, 2/1/26	75,725
343,103	Pool #AI0114, 4.00%, 3/1/41	326,647
242,101	Pool #AI1846, 4.50%, 5/1/41	237,065
267,545	Pool #AI1847, 4.50%, 5/1/41	261,980
524,965	Pool #AI1848, 4.50%, 5/1/41	514,045
339,898	Pool #AI1849, 4.50%, 5/1/41	332,827
166,558	Pool #AJ0651, 4.00%, 8/1/41	158,569

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 556,339	Pool #AJ9133, 4.00%, 1/1/42	$529,656
247,468	Pool #AK6715, 3.50%, 3/1/42	228,766
334,613	Pool #AK6716, 3.50%, 3/1/42	309,323
317,209	Pool #AK6718, 3.50%, 2/1/42	293,235
805,562	Pool #AM1750, 3.04%, 12/1/30	728,437
2,694,058	Pool #AM4392, 3.79%, 10/1/23	2,666,532
217,942	Pool #AM6907, 3.68%, 10/1/32	204,425
1,361,167	Pool #AM7764, 3.05%, 1/1/27	1,278,283
456,716	Pool #AM9780, 3.31%, 3/1/31	419,466
350,000	Pool #AN0360, 3.95%, 12/1/45	317,318
381,134	Pool #AN1381, 2.56%, 8/1/26	353,374
885,861	Pool #AN2066, 2.75%, 7/1/26	827,419
227,638	Pool #AN2444, 2.43%, 8/1/26	209,904
901,847	Pool #AN2746, 2.30%, 9/1/26	827,129
448,163	Pool #AN3919, 2.82%, 12/1/26	417,689
1,132,603	Pool #AN4045, 3.15%, 1/1/29	1,051,235
812,118	Pool #AN5053, 3.34%, 4/1/27	769,674
199,042	Pool #AN6580, 3.36%, 9/1/29	185,948
912,962	Pool #AN7154, 3.21%, 10/1/32	827,385
2,000,000	Pool #AN8055, 3.05%, 1/1/30	1,826,576
1,500,000	Pool #AN8121, 3.16%, 1/1/35	1,310,367
5,152,096	Pool #AN8736, 3.48%, 5/1/28	4,878,988
197,176	Pool #AO2923, 3.50%, 5/1/42	182,274
565,803	Pool #AO8029, 3.50%, 7/1/42	523,041
133,368	Pool #AP7483, 3.50%, 9/1/42	123,289
159,902	Pool #AQ6710, 2.50%, 10/1/27	150,651
590,712	Pool #AQ7193, 3.50%, 7/1/43	545,392
160,680	Pool #AR6928, 3.00%, 3/1/43	143,273
683,534	Pool #AS1916, 4.00%, 3/1/44	649,005
139,292	Pool #AS1917, 4.00%, 3/1/44	132,256
413,816	Pool #AS2439, 4.00%, 5/1/44	392,912
772,264	Pool #AS3494, 4.00%, 10/1/44	733,252
183,611	Pool #AS3726, 4.00%, 11/1/44	171,255
187,262	Pool #AS3929, 4.00%, 12/1/44	174,660
244,631	Pool #AS3930, 4.00%, 11/1/44	232,274
476,886	Pool #AS4070, 4.00%, 12/1/44	452,795
146,591	Pool #AS4390, 3.50%, 2/1/45	134,312
168,922	Pool #AS4732, 3.50%, 4/1/45	154,590
660,421	Pool #AS4905, 3.50%, 4/1/45	604,388
951,908	Pool #AS5341, 3.50%, 7/1/45	871,143
556,848	Pool #AS5576, 4.00%, 8/1/45	528,180
415,598	Pool #AS5919, 3.50%, 9/1/45	380,337
472,191	Pool #AS6303, 4.00%, 11/1/45	447,882
234,355	Pool #AS6607, 4.00%, 1/1/46	222,290
592,950	Pool #AS6778, 3.50%, 3/1/46	542,218
267,367	Pool #AS6958, 3.50%, 4/1/46	244,491
732,433	Pool #AS7138, 3.50%, 5/1/46	669,767

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 381,029	Pool #AS7139, 3.50%, 5/1/46	$348,429
693,560	Pool #AS7334, 3.00%, 6/1/46	613,848
838,831	Pool #AS7335, 3.00%, 5/1/46	742,424
330,698	Pool #AS7336, 3.00%, 6/1/46	292,691
1,460,364	Pool #AS7504, 3.00%, 7/1/46	1,292,523
449,269	Pool #AS7516, 3.00%, 7/1/46	397,634
382,304	Pool #AS7517, 3.00%, 6/1/46	338,365
121,569	Pool #AS7518, 3.00%, 7/1/46	107,597
152,052	Pool #AS7674, 3.00%, 8/1/46	134,576
1,025,551	Pool #AS7676, 3.00%, 8/1/46	907,684
639,145	Pool #AS8077, 3.00%, 10/1/46	565,688
474,262	Pool #AS8289, 3.00%, 10/1/46	419,755
482,443	Pool #AS8441, 3.00%, 11/1/46	426,995
979,447	Pool #AS8633, 3.50%, 1/1/47	895,647
313,557	Pool #AS8776, 3.50%, 2/1/47	286,729
340,429	Pool #AS9381, 4.00%, 4/1/47	320,732
160,588	Pool #AS9549, 4.00%, 5/1/47	151,297
594,134	Pool #AS9550, 4.00%, 5/1/47	559,758
238,714	Pool #AS9729, 4.00%, 6/1/47	224,902
191,750	Pool #AS9825, 4.00%, 6/1/47	180,656
432,356	Pool #AT2688, 3.00%, 5/1/43	385,518
257,608	Pool #AT3963, 2.50%, 3/1/28	242,665
104,274	Pool #AT7873, 2.50%, 6/1/28	98,225
303,474	Pool #AU0971, 3.50%, 8/1/43	280,192
365,474	Pool #AU2165, 3.50%, 7/1/43	337,435
330,715	Pool #AU2188, 3.50%, 8/1/43	305,343
50,092	Pool #AU6054, 4.00%, 9/1/43	47,591
184,621	Pool #AU6718, 4.00%, 10/1/43	175,402
348,492	Pool #AU7003, 4.00%, 11/1/43	331,090
219,594	Pool #AU7005, 4.00%, 11/1/43	208,628
193,829	Pool #AV0679, 4.00%, 12/1/43	184,707
265,939	Pool #AV9282, 4.00%, 2/1/44	248,708
196,142	Pool #AW0993, 4.00%, 5/1/44	186,234
132,082	Pool #AW1565, 4.00%, 4/1/44	123,737
692,328	Pool #AW5046, 4.00%, 7/1/44	657,354
80,435	Pool #AW5047, 4.00%, 7/1/44	76,372
105,614	Pool #AW7040, 4.00%, 6/1/44	99,289
108,964	Pool #AW8629, 3.50%, 5/1/44	99,837
665,628	Pool #AX2884, 3.50%, 11/1/44	609,873
474,842	Pool #AX4860, 3.50%, 12/1/44	435,068
560,239	Pool #AY1389, 3.50%, 4/1/45	512,706
170,952	Pool #AY3435, 3.50%, 5/1/45	156,447
599,238	Pool #AY5571, 3.50%, 6/1/45	548,396
278,480	Pool #BC0802, 3.50%, 4/1/46	254,653
411,995	Pool #BC0804, 3.50%, 4/1/46	376,745
497,785	Pool #BC1135, 3.00%, 6/1/46	440,575
714,563	Pool #BD5021, 3.50%, 2/1/47	653,426
1,117,381	Pool #BD7140, 4.00%, 4/1/47	1,052,731

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$1,370,960	Pool #BE4232, 3.00%, 12/1/46	$1,213,394
179,162	Pool #BE9743, 3.50%, 4/1/47	163,791
660,645	Pool #BH2665, 3.50%, 9/1/47	603,967
105,784	Pool #BH4659, 4.00%, 6/1/47	99,664
261,675	Pool #BJ0657, 4.00%, 2/1/48	246,449
378,829	Pool #BJ2670, 4.00%, 4/1/48	356,786
749,239	Pool #BJ5158, 4.00%, 4/1/48	705,642
304,472	Pool #BK7685, 4.00%, 10/1/48	286,756
425,419	Pool #BK7924, 4.00%, 11/1/48	400,664
8,920,000	Pool #BL4650, 2.30%, 10/1/31	7,517,881
2,400,000	Pool #BL4970, 2.80%, 11/1/36	1,969,324
447,804	Pool #BL5454, 2.77%, 1/1/35	381,053
2,573,079	Pool #BL9077, 1.50%, 1/1/31	2,080,032
3,000,000	Pool #BL9218, 1.41%, 11/1/30	2,358,818
500,000	Pool #BL9633, 1.92%, 12/1/35	378,025
1,527,000	Pool #BL9652, 1.56%, 12/1/30	1,241,195
1,500,000	Pool #BL9824, 1.56%, 12/1/30	1,198,454
102,039	Pool #BO1263, 3.50%, 6/1/49	92,384
442,727	Pool #BO3599, 3.00%, 9/1/49	388,474
570,623	Pool #BO5263, 3.00%, 9/1/49	500,697
2,254,967	Pool #BO6771, 2.50%, 5/1/51	1,901,051
764,123	Pool #BP3417, 2.50%, 5/1/51	644,194
686,986	Pool #BP8731, 2.50%, 6/1/50	580,480
1,141,612	Pool #BP8741, 2.50%, 6/1/50	965,609
1,731,758	Pool #BQ4469, 2.00%, 2/1/51	1,409,523
496,826	Pool #BQ4493, 1.50%, 2/1/51	381,827
461,754	Pool #BQ5723, 2.00%, 10/1/50	375,941
1,456,049	Pool #BQ7523, 2.00%, 11/1/50	1,185,455
823,039	Pool #BQ7524, 2.50%, 10/1/50	694,932
4,628,860	Pool #BR0940, 2.00%, 4/1/51	3,754,437
864,263	Pool #BR1037, 2.50%, 5/1/51	728,483
2,062,533	Pool #BR1113, 2.00%, 11/1/50	1,679,069
859,931	Pool #BR1114, 1.50%, 11/1/50	660,884
327,749	Pool #BR1115, 2.50%, 12/1/50	275,447
1,274,624	Pool #BR2051, 2.50%, 6/1/51	1,074,374
2,769,024	Pool #BR2234, 2.50%, 8/1/51	2,333,139
1,034,116	Pool #BR3565, 2.00%, 1/1/51	841,774
799,852	Pool #BR3566, 2.50%, 12/1/50	675,106
222,686	Pool #BR7088, 2.00%, 3/1/51	180,637
1,723,777	Pool #BS0025, 1.38%, 12/1/30	1,387,519
3,000,000	Pool #BS0046, 1.23%, 12/1/27	2,540,788
2,950,000	Pool #BS0179, 1.67%, 1/1/33	2,311,887
4,339,122	Pool #BS0345, 1.61%, 1/1/36	3,241,593
2,545,000	Pool #BS0391, 1.63%, 1/1/33	1,973,590
1,990,000	Pool #BS0596, 1.38%, 1/1/31	1,563,383
3,700,000	Pool #BS0915, 1.62%, 3/1/31	2,965,200
1,000,000	Pool #BS1281, 1.59%, 3/1/31	794,364

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 690,000	Pool #BS1326, 1.19%, 3/1/26	$613,403
1,938,295	Pool #BS1482, 1.61%, 3/1/31	1,578,404
700,000	Pool #BS1524, 2.01%, 3/1/33	559,077
1,500,000	Pool #BS1560, 2.03%, 4/1/31	1,243,537
2,000,393	Pool #BS1877, 2.97%, 5/1/51	1,605,107
991,712	Pool #BS4422, 2.59%, 3/1/32	857,554
1,000,000	Pool #BS5203, 2.41%, 4/1/32	842,779
669,000	Pool #BS6083, 4.38%, 7/1/32	658,030
400,000	Pool #BS6178, 3.41%, 7/1/29	373,853
1,380,000	Pool #BS6700, 4.09%, 9/1/32	1,329,333
1,820,505	Pool #BT6821, 2.50%, 10/1/51	1,533,367
1,310,019	Pool #BT8237, 4.00%, 6/1/52	1,214,993
247,188	Pool #BT8243, 4.00%, 6/1/52	229,258
2,037,765	Pool #BT9419, 2.50%, 11/1/51	1,716,044
1,431,082	Pool #BU1334, 2.50%, 2/1/52	1,204,478
1,830,995	Pool #BU1337, 3.00%, 2/1/52	1,594,532
221,290	Pool #BV4205, 3.00%, 2/1/52	192,539
1,315,592	Pool #BV6760, 3.50%, 3/1/52	1,184,180
3,119,261	Pool #BV8876, 3.50%, 4/1/52	2,807,198
573,788	Pool #CA0114, 3.50%, 8/1/47	524,561
585,936	Pool #CA0334, 3.50%, 9/1/47	535,667
595,307	Pool #CA0534, 3.50%, 10/1/47	544,235
174,968	Pool #CA0536, 3.50%, 10/1/47	159,958
600,903	Pool #CA0551, 4.00%, 10/1/47	566,135
500,206	Pool #CA0565, 3.50%, 10/1/47	457,292
1,068,959	Pool #CA0742, 3.50%, 11/1/47	977,251
374,076	Pool #CA0743, 3.50%, 11/1/47	341,984
658,079	Pool #CA0825, 3.50%, 12/1/47	601,621
673,779	Pool #CA0981, 3.50%, 12/1/47	615,974
189,553	Pool #CA1070, 3.50%, 1/1/48	173,291
483,794	Pool #CA1115, 3.50%, 1/1/48	442,289
992,387	Pool #CA1130, 3.50%, 1/1/48	907,248
539,812	Pool #CA1131, 3.50%, 2/1/48	493,500
297,489	Pool #CA1132, 3.50%, 1/1/48	271,967
635,916	Pool #CA1144, 3.50%, 2/1/48	581,360
107,218	Pool #CA1152, 3.50%, 2/1/48	98,020
401,293	Pool #CA1160, 3.50%, 2/1/48	366,865
504,913	Pool #CA1161, 3.50%, 2/1/48	461,318
279,023	Pool #CA1338, 4.00%, 3/1/48	262,787
866,950	Pool #CA1339, 3.50%, 3/1/48	792,096
190,499	Pool #CA1418, 4.00%, 3/1/48	179,414
244,081	Pool #CA1420, 4.00%, 3/1/48	229,878
187,719	Pool #CA1468, 4.00%, 3/1/48	176,796
479,046	Pool #CA1469, 4.00%, 3/1/48	451,172
406,585	Pool #CA1471, 4.00%, 3/1/48	382,927
1,097,477	Pool #CA1507, 4.00%, 4/1/48	1,033,617
410,239	Pool #CA1610, 3.50%, 3/1/48	374,818
432,250	Pool #CA1611, 4.00%, 4/1/48	407,098

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 426,994	Pool #CA1612, 3.50%, 4/1/48	$390,127
511,979	Pool #CA1613, 4.00%, 4/1/48	482,188
197,570	Pool #CA2381, 4.00%, 9/1/48	186,073
214,701	Pool #CA2440, 4.00%, 9/1/48	202,208
171,568	Pool #CA2441, 4.00%, 10/1/48	160,037
166,166	Pool #CA2442, 4.00%, 10/1/48	156,497
367,945	Pool #CA2443, 4.00%, 10/1/48	346,535
194,555	Pool #CA2468, 4.00%, 10/1/48	183,235
595,824	Pool #CA2594, 4.00%, 11/1/48	561,154
248,560	Pool #CA2913, 4.00%, 1/1/49	234,097
311,461	Pool #CA3042, 4.00%, 1/1/49	293,338
357,254	Pool #CA3043, 4.00%, 2/1/49	336,466
172,153	Pool #CA3045, 4.50%, 1/1/49	166,378
27,879	Pool #CA3132, 4.00%, 2/1/49	26,191
250,904	Pool #CA3557, 3.50%, 5/1/49	228,089
360,178	Pool #CA3628, 3.50%, 6/1/49	327,427
198,375	Pool #CA3793, 3.50%, 6/1/49	180,337
140,949	Pool #CA3936, 3.50%, 7/1/49	128,132
429,280	Pool #CA4043, 3.00%, 8/1/49	376,675
504,619	Pool #CA4320, 3.00%, 9/1/49	442,782
323,769	Pool #CA5106, 3.00%, 1/1/50	284,093
427,302	Pool #CA5132, 3.00%, 2/1/50	374,939
976,033	Pool #CA5309, 3.00%, 3/1/50	855,951
546,024	Pool #CA5312, 3.00%, 3/1/50	478,847
493,045	Pool #CA6150, 2.50%, 6/1/50	417,166
1,181,963	Pool #CA6151, 2.50%, 6/1/50	993,344
288,940	Pool #CA6251, 3.00%, 6/1/50	252,219
1,480,451	Pool #CA6253, 2.00%, 7/1/50	1,205,780
1,511,628	Pool #CA6263, 2.50%, 7/1/50	1,278,579
846,913	Pool #CA6285, 2.50%, 7/1/50	718,129
1,734,315	Pool #CA6966, 2.00%, 9/1/50	1,412,141
2,318,048	Pool #CA6967, 2.00%, 9/1/50	1,887,617
1,390,248	Pool #CA6968, 2.00%, 9/1/50	1,131,990
1,085,014	Pool #CA6969, 2.00%, 9/1/50	883,541
1,531,065	Pool #CA6971, 2.50%, 9/1/50	1,294,192
1,412,171	Pool #CA6972, 2.50%, 8/1/50	1,193,692
1,010,031	Pool #CA6973, 2.50%, 9/1/50	853,767
1,133,811	Pool #CA7258, 2.50%, 9/1/50	960,480
1,191,948	Pool #CA7259, 2.50%, 9/1/50	1,009,728
1,651,921	Pool #CA7317, 2.00%, 10/1/50	1,344,925
1,825,882	Pool #CA7549, 2.00%, 10/1/50	1,486,557
1,733,655	Pool #CA7917, 2.00%, 11/1/50	1,411,335
905,650	Pool #CA8069, 1.50%, 12/1/50	696,021
1,099,610	Pool #CA8070, 2.00%, 12/1/50	895,171
3,783,459	Pool #CA8077, 2.00%, 12/1/50	3,080,042
3,724,194	Pool #CA8337, 1.50%, 12/1/50	2,862,161
4,778,584	Pool #CA8340, 2.00%, 12/1/50	3,890,154

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 729,142	Pool #CA8425, 1.50%, 12/1/50	$560,369
1,060,109	Pool #CA8432, 2.00%, 12/1/50	862,933
2,333,286	Pool #CA8518, 2.00%, 1/1/51	1,899,303
1,384,578	Pool #CA8685, 1.50%, 1/1/51	1,064,092
4,034,250	Pool #CA8811, 2.00%, 1/1/51	3,283,581
4,782,636	Pool #CA9048, 2.00%, 2/1/51	3,892,712
289,825	Pool #CB0245, 2.50%, 4/1/51	244,337
810,159	Pool #CB0437, 2.50%, 5/1/51	683,004
637,469	Pool #CB0480, 2.50%, 5/1/51	537,320
149,698	Pool #CB0576, 2.50%, 5/1/51	126,180
268,601	Pool #CB0582, 2.50%, 5/1/51	226,403
1,980,345	Pool #CB0688, 2.50%, 6/1/51	1,669,223
435,222	Pool #CB0689, 2.50%, 6/1/51	366,847
1,056,257	Pool #CB0972, 2.50%, 6/1/51	890,150
492,679	Pool #CB1003, 2.50%, 7/1/51	415,201
311,089	Pool #CB1010, 2.50%, 7/1/51	262,167
1,400,975	Pool #CB1060, 2.00%, 7/1/51	1,135,886
1,967,557	Pool #CB1311, 2.50%, 8/1/51	1,657,835
2,070,462	Pool #CB1444, 2.50%, 8/1/51	1,744,220
1,001,574	Pool #CB1515, 2.50%, 8/1/51	843,756
1,758,468	Pool #CB1532, 2.50%, 9/1/51	1,481,387
1,948,664	Pool #CB1809, 2.50%, 10/1/51	1,641,312
1,068,575	Pool #CB1956, 2.50%, 10/1/51	899,869
907,484	Pool #CB2029, 2.50%, 11/1/51	764,210
1,899,190	Pool #CB2205, 2.50%, 11/1/51	1,599,053
733,149	Pool #CB2268, 2.50%, 12/1/51	617,286
528,634	Pool #CB2467, 2.50%, 12/1/51	445,010
1,852,709	Pool #CB2515, 2.50%, 12/1/51	1,559,631
2,916,859	Pool #CB2761, 3.00%, 2/1/52	2,540,162
6,612,912	Pool #CB2797, 3.00%, 2/1/52	5,758,888
6,211,026	Pool #CB2938, 3.00%, 2/1/52	5,404,064
1,196,219	Pool #CB3052, 3.00%, 2/1/52	1,040,801
1,278,197	Pool #CB3249, 3.00%, 4/1/52	1,111,880
2,016,374	Pool #CB3281, 3.50%, 4/1/52	1,814,649
437,828	Pool #CB3413, 3.50%, 4/1/52	394,649
842,457	Pool #CB3489, 2.50%, 4/1/52	712,664
659,713	Pool #CB3490, 3.00%, 4/1/52	576,797
8,116,611	Pool #CB3764, 4.00%, 6/1/52	7,527,852
8,040,882	Pool #CB3797, 4.00%, 6/1/52	7,496,794
6,874,708	Pool #CB3931, 4.00%, 6/1/52	6,409,413
5,577,476	Pool #CB4056, 4.50%, 7/1/52	5,311,337
2,959,123	Pool #CB4208, 4.50%, 7/1/52	2,817,923
2,554,392	Pool #CB4272, 4.50%, 7/1/52	2,432,546
9,954,967	Pool #CB4314, 4.50%, 8/1/52	9,480,107
12,895,461	Pool #CB4463, 4.50%, 8/1/52	12,341,029
367,123	Pool #CB4473, 4.50%, 8/1/52	351,210
4,878,580	Pool #CB4539, 4.50%, 9/1/52	4,645,868
4,682,531	Pool #CB4595, 4.00%, 9/1/52	4,342,872

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$6,325,871	Pool #CB4767, 5.00%, 9/1/52	$6,214,075
48,048	Pool #MC0013, 5.50%, 12/1/38	49,225
77,641	Pool #MC0014, 5.50%, 12/1/38	79,543
64,269	Pool #MC0016, 5.50%, 11/1/38	65,844
61,544	Pool #MC0038, 4.50%, 3/1/39	60,305
42,281	Pool #MC0059, 4.00%, 4/1/39	40,280
75,083	Pool #MC0081, 4.00%, 5/1/39	71,530
40,199	Pool #MC0112, 4.50%, 6/1/39	39,389
80,523	Pool #MC0127, 4.50%, 7/1/39	78,903
346,378	Pool #MC0154, 4.50%, 8/1/39	339,406
80,862	Pool #MC0160, 4.50%, 8/1/39	79,234
187,874	Pool #MC0177, 4.50%, 9/1/39	184,092
110,587	Pool #MC0270, 4.50%, 3/1/40	106,478
249,802	Pool #MC0325, 4.50%, 7/1/40	244,628
140,657	Pool #MC0584, 4.00%, 1/1/42	133,911

		332,950,539

Freddie Mac — 37.06%
425,942	Pool #Q63813, 3.50%, 4/1/49	387,689
758,475	Pool #QB5148, 2.00%, 11/1/50	617,449
1,239,171	Pool #QB5731, 2.00%, 11/1/50	1,008,863
1,901,850	Pool #QB5732, 2.50%, 11/1/50	1,606,558
1,724,792	Pool #QB6982, 2.00%, 11/1/50	1,404,095
517,203	Pool #QB6992, 1.50%, 12/1/50	397,455
1,306,192	Pool #QC4676, 2.50%, 7/1/51	1,100,741
786,710	Pool #QC6090, 2.50%, 8/1/51	662,847
1,722,522	Pool #QC6108, 2.50%, 8/1/51	1,451,052
1,046,722	Pool #QC6643, 2.50%, 8/1/51	881,758
1,102,093	Pool #QC9175, 2.50%, 10/1/51	928,232
1,762,939	Pool #QD0152, 2.50%, 10/1/51	1,484,553
272,851	Pool #QD1762, 2.00%, 11/1/51	221,148
2,637,880	Pool #QD4183, 2.50%, 12/1/51	2,220,923
844,625	Pool #QD7419, 3.00%, 2/1/52	734,931
391,667	Pool #QE0994, 3.50%, 4/1/52	352,557
3,610,414	Pool #QE2342, 4.00%, 5/1/52	3,348,562
4,891,260	Pool #QE7866, 4.00%, 8/1/52	4,536,512
1,196,805	Pool #QE9025, 4.00%, 8/1/52	1,110,005
614,933	Pool #QE9026, 5.00%, 8/1/52	599,522
1,060,491	Pool #QE9027, 4.50%, 8/1/52	1,009,899
1,423,047	Pool #QF0539, 4.00%, 9/1/52	1,319,838
489,252	Pool #RA1234, 3.50%, 8/1/49	444,768
262,203	Pool #RA1382, 3.00%, 9/1/49	230,078
1,362,288	Pool #RA1383, 3.00%, 9/1/49	1,195,383
258,064	Pool #RA1470, 3.00%, 10/1/49	226,447
463,264	Pool #RA1713, 3.00%, 11/1/49	406,506
478,576	Pool #RA1714, 3.00%, 11/1/49	419,942
640,400	Pool #RA1716, 3.00%, 11/1/49	561,940
480,043	Pool #RA1724, 2.50%, 10/1/49	407,256

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 382,126	Pool #RA1979, 3.00%, 12/1/49	$335,309
917,509	Pool #RA1987, 3.00%, 12/1/49	805,098
1,439,737	Pool #RA1988, 3.00%, 1/1/50	1,263,343
783,844	Pool #RA2158, 3.00%, 2/1/50	687,576
749,195	Pool #RA2162, 3.00%, 2/1/50	657,182
744,865	Pool #RA2255, 3.00%, 3/1/50	653,384
1,100,924	Pool #RA2256, 3.00%, 3/1/50	965,714
741,230	Pool #RA2340, 3.00%, 3/1/50	650,053
299,497	Pool #RA2395, 2.50%, 4/1/50	251,699
445,765	Pool #RA3097, 2.50%, 7/1/50	376,720
1,394,086	Pool #RA3207, 2.50%, 7/1/50	1,181,701
2,897,258	Pool #RA3208, 2.50%, 7/1/50	2,449,764
836,434	Pool #RA3339, 2.00%, 8/1/50	681,107
1,359,547	Pool #RA3552, 2.00%, 9/1/50	1,107,078
1,165,666	Pool #RA3553, 2.50%, 8/1/50	987,765
3,494,082	Pool #RA3679, 2.00%, 9/1/50	2,844,957
1,865,602	Pool #RA3680, 2.50%, 9/1/50	1,576,947
797,003	Pool #RA3711, 2.00%, 9/1/50	648,937
603,313	Pool #RA3712, 2.50%, 9/1/50	511,073
497,932	Pool #RA3733, 2.00%, 10/1/50	405,427
727,395	Pool #RA3734, 2.50%, 10/1/50	616,185
818,986	Pool #RA3747, 2.00%, 9/1/50	666,899
3,852,387	Pool #RA3748, 2.50%, 10/1/50	3,255,285
1,719,379	Pool #RA3751, 2.00%, 10/1/50	1,399,955
2,562,840	Pool #RA3803, 1.50%, 12/1/50	1,969,463
399,700	Pool #RA3861, 1.50%, 10/1/50	307,157
1,602,682	Pool #RA3862, 2.00%, 10/1/50	1,304,938
1,646,001	Pool #RA3917, 1.50%, 10/1/50	1,264,901
3,541,566	Pool #RA3918, 2.00%, 10/1/50	2,883,345
820,957	Pool #RA3928, 1.50%, 11/1/50	630,880
204,612	Pool #RA3929, 2.00%, 10/1/50	166,584
572,812	Pool #RA4018, 2.00%, 1/1/51	466,218
668,193	Pool #RA4055, 2.00%, 11/1/50	543,954
717,523	Pool #RA4056, 1.50%, 11/1/50	551,394
7,362,318	Pool #RA4195, 2.00%, 12/1/50	5,993,417
5,080,207	Pool #RA4254, 2.00%, 12/1/50	4,135,233
852,017	Pool #RA4274, 1.50%, 12/1/50	654,748
1,085,991	Pool #RA4357, 2.00%, 1/1/51	883,985
1,549,574	Pool #RA4377, 2.00%, 2/1/51	1,261,216
2,257,166	Pool #RA4420, 2.00%, 1/1/51	1,837,134
3,279,849	Pool #RA4503, 2.00%, 2/1/51	2,669,508
884,337	Pool #RA4548, 2.00%, 2/1/51	719,772
2,242,074	Pool #RA4578, 2.00%, 2/1/51	1,818,613
352,588	Pool #RA4590, 2.00%, 2/1/51	285,995
284,448	Pool #RA4597, 2.00%, 2/1/51	231,516
251,770	Pool #RA4618, 2.00%, 2/1/51	204,919
934,757	Pool #RA4621, 2.00%, 2/1/51	758,209
1,389,587	Pool #RA4738, 2.00%, 3/1/51	1,127,136

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$4,079,666	Pool #RA4745, 2.00%, 3/1/51	$3,309,139
1,420,018	Pool #RA4775, 2.00%, 3/1/51	1,151,819
1,341,004	Pool #RA4835, 2.50%, 3/1/51	1,130,908
2,293,512	Pool #RA4872, 2.50%, 4/1/51	1,933,831
8,077,253	Pool #RA5020, 2.00%, 4/1/51	6,551,076
3,335,439	Pool #RA5021, 1.50%, 4/1/51	2,564,923
411,359	Pool #RA5043, 2.50%, 4/1/51	346,783
714,006	Pool #RA5045, 2.50%, 5/1/51	601,921
3,031,467	Pool #RA5068, 2.00%, 4/1/51	2,458,443
1,682,931	Pool #RA5173, 2.50%, 4/1/51	1,418,744
1,007,327	Pool #RA5195, 2.50%, 5/1/51	849,197
781,606	Pool #RA5197, 2.50%, 5/1/51	658,910
1,347,357	Pool #RA5217, 2.50%, 5/1/51	1,141,356
1,952,402	Pool #RA5234, 2.50%, 5/1/51	1,645,611
1,129,063	Pool #RA5237, 2.50%, 5/1/51	951,822
2,684,681	Pool #RA5278, 2.50%, 5/1/51	2,262,824
2,202,218	Pool #RA5350, 2.50%, 6/1/51	1,856,173
2,787,922	Pool #RA5379, 2.50%, 6/1/51	2,349,841
1,633,374	Pool #RA5387, 2.50%, 6/1/51	1,378,325
241,779	Pool #RA5404, 2.50%, 6/1/51	203,750
8,003,319	Pool #RA5427, 2.50%, 6/1/51	6,744,476
1,294,020	Pool #RA5509, 2.50%, 7/1/51	1,090,484
517,510	Pool #RA5525, 2.50%, 7/1/51	436,110
816,274	Pool #RA5541, 2.50%, 7/1/51	687,882
2,171,920	Pool #RA5621, 2.50%, 8/1/51	1,829,962
243,388	Pool #RA5686, 2.50%, 7/1/51	205,068
1,904,776	Pool #RA5701, 2.00%, 8/1/51	1,544,135
1,880,501	Pool #RA5719, 2.50%, 10/1/51	1,583,551
3,258,618	Pool #RA5726, 2.50%, 8/1/51	2,745,059
1,797,104	Pool #RA5796, 2.50%, 8/1/51	1,513,881
1,920,050	Pool #RA5873, 2.50%, 9/1/51	1,617,450
814,793	Pool #RA5874, 2.50%, 9/1/51	686,255
2,645,179	Pool #RA5948, 2.50%, 12/1/51	2,226,659
160,701	Pool #RA5951, 2.50%, 9/1/51	135,350
4,004,813	Pool #RA6030, 2.50%, 10/1/51	3,373,033
3,629,362	Pool #RA6106, 2.50%, 10/1/51	3,056,812
70,395	Pool #RA6108, 3.50%, 3/1/52	63,365
1,315,225	Pool #RA6117, 2.50%, 10/1/51	1,107,538
1,477,559	Pool #RA6276, 2.50%, 11/1/51	1,244,238
395,582	Pool #RA6305, 2.50%, 11/1/51	333,116
1,266,321	Pool #RA6317, 2.50%, 11/1/51	1,066,356
95,814	Pool #RA6389, 2.50%, 11/1/51	80,741
1,933,535	Pool #RA6516, 2.50%, 12/1/51	1,627,611
3,787,161	Pool #RA6593, 2.50%, 1/1/52	3,187,957
4,211,536	Pool #RA6634, 2.50%, 1/1/52	3,544,534
1,666,504	Pool #RA6687, 3.00%, 1/1/52	1,451,301
3,084,695	Pool #RA6743, 2.50%, 1/1/52	2,596,157

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$2,095,696	Pool #RA6760, 3.00%, 2/1/52	$1,825,069
1,541,393	Pool #RA6782, 3.00%, 2/1/52	1,345,071
2,566,481	Pool #RA6801, 3.00%, 2/1/52	2,234,831
4,273,023	Pool #RA6858, 3.00%, 3/1/52	3,718,072
1,576,740	Pool #RA6930, 3.50%, 3/1/52	1,419,541
1,294,628	Pool #RA6978, 3.50%, 3/1/52	1,169,445
1,801,468	Pool #RA6983, 2.50%, 3/1/52	1,515,652
585,246	Pool #RA7098, 3.50%, 3/1/52	526,807
173,684	Pool #RA7146, 3.50%, 4/1/52	156,314
2,141,896	Pool #RA7162, 3.50%, 4/1/52	1,927,687
213,610	Pool #RA7284, 3.50%, 4/1/52	192,551
111,790	Pool #RA7344, 4.00%, 4/1/52	104,013
6,440,487	Pool #RA7454, 4.00%, 6/1/52	5,973,378
4,577,157	Pool #RA7469, 4.00%, 5/1/52	4,245,190
9,659,208	Pool #RA7503, 4.50%, 7/1/52	9,198,400
2,971,346	Pool #RA7714, 4.50%, 7/1/52	2,829,593
2,820,882	Pool #RA7872, 4.50%, 9/1/52	2,686,307
5,905,571	Pool #RA7897, 4.50%, 9/1/52	5,623,836
1,512,865	Pool #WA3103, 3.30%, 2/1/27	1,432,017
4,668,212	Pool #WA3125, 1.75%, 10/1/34	3,509,605
980,070	Pool #WA3211, 1.91%, 9/1/35	736,014
1,076,742	Pool #WA3305, 1.75%, 6/1/37	767,770
950,953	Pool #WA5002, 2.62%, 11/1/31	828,184
1,868,518	Pool #WN3000, 3.14%, 1/1/28	1,746,632
1,000,000	Pool #WN3049, 2.39%, 9/1/31	845,886
434,432	Pool #ZA4828, 4.00%, 3/1/47	409,269
69,610	Pool #ZA4891, 3.50%, 3/1/47	63,669
438,181	Pool #ZA4892, 4.00%, 5/1/47	412,800
473,858	Pool #ZA4893, 3.50%, 4/1/47	433,225
687,759	Pool #ZA4912, 3.50%, 5/1/47	628,784
627,128	Pool #ZA4913, 4.00%, 5/1/47	590,804
619,039	Pool #ZA5036, 3.50%, 9/1/47	565,956
935,376	Pool #ZA5070, 3.50%, 11/1/47	855,168
158,978	Pool #ZA5090, 3.50%, 11/1/47	145,346
695,358	Pool #ZA5174, 3.50%, 12/1/47	635,731
1,466,502	Pool #ZA5238, 3.50%, 2/1/48	1,340,750
675,880	Pool #ZA5245, 3.50%, 1/1/48	617,923
978,152	Pool #ZA5253, 3.50%, 1/1/48	894,276
416,720	Pool #ZA5254, 4.00%, 1/1/48	392,583
596,432	Pool #ZA5308, 4.00%, 1/1/48	561,886
771,529	Pool #ZA5575, 4.00%, 7/1/48	726,653
628,945	Pool #ZA5637, 4.50%, 8/1/48	607,835
525,753	Pool #ZA5645, 4.00%, 8/1/48	495,173
59,834	Pool #ZA6576, 3.50%, 4/1/49	54,394
92,635	Pool #ZI0238, 5.00%, 6/1/33	92,772
161,123	Pool #ZI0412, 5.00%, 8/1/33	161,362
65,058	Pool #ZI0543, 4.50%, 8/1/33	63,712
46,057	Pool #ZI0549, 5.00%, 8/1/33	46,125

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 47,028	Pool #ZI0807, 5.00%, 9/1/33	$47,097
110,913	Pool #ZI1023, 5.50%, 11/1/33	112,911
87,076	Pool #ZI1353, 5.50%, 1/1/34	88,645
131,231	Pool #ZI1493, 5.50%, 1/1/34	133,596
103,859	Pool #ZI1524, 5.50%, 2/1/34	105,730
66,828	Pool #ZI1630, 5.50%, 3/1/34	68,140
150,701	Pool #ZI1689, 5.50%, 4/1/34	153,660
66,867	Pool #ZI1802, 5.50%, 4/1/34	68,180
132,856	Pool #ZI1991, 5.00%, 5/1/34	133,048
114,838	Pool #ZI2332, 5.00%, 6/1/34	115,004
46,724	Pool #ZI2888, 6.00%, 12/1/34	48,729
141,479	Pool #ZI2939, 5.50%, 12/1/34	144,257
89,388	Pool #ZI3102, 5.00%, 1/1/35	89,518
80,690	Pool #ZI3254, 5.50%, 4/1/35	82,570
171,350	Pool #ZI3507, 5.00%, 9/1/35	171,630
99,475	Pool #ZI3713, 5.00%, 5/1/35	99,637
78,396	Pool #ZI4118, 5.50%, 1/1/36	80,223
139,908	Pool #ZI4120, 5.50%, 1/1/36	143,168
198,044	Pool #ZI4200, 5.50%, 2/1/36	202,659
82,540	Pool #ZI4201, 6.00%, 2/1/36	86,134
222,940	Pool #ZI4429, 5.00%, 6/1/35	223,303
56,895	Pool #ZI4521, 5.50%, 7/1/35	58,221
163,173	Pool #ZI4572, 5.50%, 8/1/35	166,975
66,288	Pool #ZI4605, 5.50%, 9/1/35	67,833
62,765	Pool #ZI4606, 5.50%, 9/1/35	64,228
109,901	Pool #ZI4704, 5.00%, 11/1/35	110,081
117,023	Pool #ZI4705, 5.00%, 11/1/35	117,214
49,340	Pool #ZI4706, 5.50%, 11/1/35	50,490
69,353	Pool #ZI4882, 6.00%, 5/1/36	72,360
212,184	Pool #ZI4979, 6.00%, 6/1/36	221,385
42,327	Pool #ZI5006, 6.00%, 6/1/36	44,162
86,904	Pool #ZI5896, 5.50%, 4/1/37	89,029
169,517	Pool #ZI5912, 5.50%, 4/1/37	173,663
87,775	Pool #ZI6311, 5.50%, 6/1/37	89,922
92,716	Pool #ZI6583, 5.50%, 8/1/37	95,017
59,081	Pool #ZI6814, 6.00%, 10/1/37	61,647
53,122	Pool #ZI6976, 5.50%, 7/1/37	54,421
204,525	Pool #ZI9925, 5.00%, 4/1/40	205,706
68,253	Pool #ZJ0038, 4.50%, 5/1/40	66,837
217,317	Pool #ZJ0482, 4.50%, 9/1/40	212,810
224,963	Pool #ZJ0844, 4.00%, 12/1/40	214,250
122,002	Pool #ZJ1058, 4.00%, 12/1/40	116,192
89,955	Pool #ZJ1264, 4.00%, 1/1/41	85,671
237,745	Pool #ZJ1444, 4.00%, 3/1/41	226,346
100,900	Pool #ZJ1445, 4.50%, 3/1/41	98,802
50,220	Pool #ZJ5032, 6.50%, 5/1/31	51,516
30,730	Pool #ZJ5458, 6.50%, 11/1/31	31,275

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 28,718	Pool #ZJ5928, 6.50%, 3/1/32	$29,080
77,140	Pool #ZJ6638, 6.00%, 11/1/32	79,339
62,593	Pool #ZJ6955, 5.50%, 3/1/33	63,721
45,086	Pool #ZJ6956, 5.50%, 3/1/33	45,898
67,010	Pool #ZK4661, 2.50%, 11/1/27	63,136
305,281	Pool #ZL2630, 3.50%, 12/1/41	282,347
329,291	Pool #ZL2708, 3.50%, 1/1/42	304,553
869,914	Pool #ZL5676, 3.00%, 4/1/43	775,706
401,104	Pool #ZL6090, 3.00%, 6/1/43	357,666
188,075	Pool #ZL6097, 3.00%, 6/1/43	167,707
562,196	Pool #ZL9372, 3.00%, 4/1/45	497,758
355,445	Pool #ZL9669, 3.50%, 6/1/45	325,307
204,217	Pool #ZM1422, 3.50%, 7/1/46	186,752
219,178	Pool #ZM1423, 3.50%, 7/1/46	200,434
160,480	Pool #ZM1736, 3.00%, 9/1/46	142,032
891,870	Pool #ZM1738, 3.00%, 9/1/46	789,343
533,296	Pool #ZM8750, 4.00%, 9/1/48	502,276
380,539	Pool #ZN1022, 4.00%, 11/1/48	358,405
14,649	Pool #ZN5269, 6.50%, 10/1/31	14,713
43,184	Pool #ZN5316, 5.00%, 5/1/34	43,247
66,413	Pool #ZN5321, 5.50%, 5/1/34	67,717
40,619	Pool #ZN5322, 5.50%, 5/1/34	41,417
47,982	Pool #ZN5332, 5.00%, 11/1/34	48,052
691,541	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(a)	653,053
1,686,771	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(a)	1,605,208
368,505	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(a)	355,344
828,868	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(a)	795,454
299,299	Series 2018-SB56, Class A10F, 3.70%, 10/25/28(a)	287,280
1,390,976	Series 2019-SB63, Class A10F, 2.78%, 3/25/29(a)	1,294,012
515,126	Series 2019-SB64, Class A10F, 2.71%, 5/25/29(a)	479,669
1,331,143	Series 2019-SB65, Class A5F, 1.99%, 5/25/24(a)	1,274,440
650,293	Series 2019-SB66, Class A5H, 2.32%, 6/25/39(a)	623,424
1,492,670	Series 2020-SB81, Class A10H, 1.26%, 10/25/40(a)	1,231,921
998,133	Series 2022-SB100, Class A10F, 2.01%, 5/25/32(a)	846,674
792,794	Series 2022-SB96, Class A7F, 1.88%, 1/25/29(a)	695,703
2,994,292	Series Q014, Class A1, 1.56%, 1/25/36	2,354,933
1,000,000	Series-K158, Class A2, 3.90%, 12/25/30(a)	955,743

		260,908,796

Ginnie Mae — 4.90%
72,965	Pool #409117, 5.50%, 6/20/38	75,290
190,411	Pool #442423, 4.00%, 9/20/41	182,594
117,360	Pool #616936, 5.50%, 1/15/36	123,078
717,268	Pool #618363, 4.00%, 9/20/41	687,824
356,267	Pool #664269, 5.85%, 6/15/38	356,267
21,634	Pool #675509, 5.50%, 6/15/38	21,928
143,104	Pool #697672, 5.50%, 12/15/38	147,809
62,622	Pool #697814, 5.00%, 2/15/39	63,550

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$315,377	Pool #697885, 4.50%, 3/15/39	$310,044
96,956	Pool #698112, 4.50%, 5/15/39	95,316
452,108	Pool #698113, 4.50%, 5/15/39	444,462
46,076	Pool #699294, 5.63%, 9/20/38	47,090
832,361	Pool #713519, 6.00%, 7/15/39	885,897
166,616	Pool #716822, 4.50%, 4/15/39	163,798
59,506	Pool #716823, 4.50%, 4/15/39	58,500
225,505	Pool #720080, 4.50%, 6/15/39	221,691
251,809	Pool #724629, 5.00%, 7/20/40	253,480
326,965	Pool #726550, 5.00%, 9/15/39	333,693
146,896	Pool #729346, 4.50%, 7/15/41	144,413
305,314	Pool #738844, 3.50%, 10/15/41	283,592
145,167	Pool #738845, 3.50%, 10/15/41	134,839
211,200	Pool #738862, 4.00%, 10/15/41	201,924
179,733	Pool #747241, 5.00%, 9/20/40	180,926
548,803	Pool #748654, 3.50%, 9/15/40	509,315
103,833	Pool #748846, 4.50%, 9/20/40	102,503
267,214	Pool #757016, 3.50%, 11/15/40	247,987
169,984	Pool #757017, 4.00%, 12/15/40	162,613
261,093	Pool #759297, 4.00%, 1/20/41	250,279
207,185	Pool #759298, 4.00%, 2/20/41	198,604
145,402	Pool #762877, 4.00%, 4/15/41	139,016
81,050	Pool #763564, 4.50%, 5/15/41	79,680
176,692	Pool #770481, 4.00%, 8/15/41	168,930
40,483	Pool #770482, 4.50%, 8/15/41	39,798
293,950	Pool #770517, 4.00%, 8/15/41	281,038
120,206	Pool #770529, 4.00%, 8/15/41	114,926
47,734	Pool #770537, 4.00%, 8/15/41	45,637
144,614	Pool #770738, 4.50%, 6/20/41	142,761
160,604	Pool #779592, 4.00%, 11/20/41	154,011
106,190	Pool #779593, 4.00%, 11/20/41	101,830
258,692	Pool #AA6312, 3.00%, 4/15/43	233,334
344,516	Pool #AA6424, 3.00%, 5/15/43	310,745
616,116	Pool #AB2733, 3.50%, 8/15/42	572,205
393,067	Pool #AB2745, 3.00%, 8/15/42	354,768
672,825	Pool #AB2841, 3.00%, 9/15/42	607,267
44,435	Pool #AB2843, 3.00%, 9/15/42	40,106
109,129	Pool #AB2852, 3.50%, 9/15/42	101,351
398,054	Pool #AE6946, 3.00%, 6/15/43	359,035
73,258	Pool #AG8915, 4.00%, 2/20/44	69,751
336,967	Pool #AK6446, 3.00%, 1/15/45	302,809
392,854	Pool #AK7036, 3.00%, 4/15/45	351,535
293,580	Pool #AO3594, 3.50%, 8/20/45	270,257
153,230	Pool #AP3887, 3.50%, 9/20/45	141,057
326,685	Pool #AR4919, 3.50%, 3/20/46	300,436
477,032	Pool #AR4970, 3.50%, 4/20/46	438,703
456,558	Pool #AS2921, 3.50%, 4/20/46	419,874

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 361,525	Pool #AS4332, 3.00%, 6/20/46	$324,706
417,739	Pool #AS5511, 3.50%, 3/20/46	384,174
768,433	Pool #AX7237, 3.50%, 11/20/46	706,691
563,344	Pool #BO2104, 3.00%, 8/20/49	504,222
1,504,968	Pool #BR3787, 3.00%, 12/20/49	1,345,777
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(a)	640,798
374,375	Series 2012-107, Class A, 1.15%, 1/16/45	352,787
1,151,999	Series 2012-112, Class B, 2.39%, 1/16/53(a)	1,080,168
918,365	Series 2012-115, Class A, 2.13%, 4/16/45	845,584
976,255	Series 2012-120, Class A, 1.90%, 2/16/53	891,339
397,459	Series 2012-131, Class A, 1.90%, 2/16/53	363,804
155,523	Series 2012-144, Class AD, 1.77%, 1/16/53	144,136
28,015	Series 2012-35, Class C, 3.25%, 11/16/52(a)	27,240
167,063	Series 2013-105, Class A, 1.71%, 2/16/37	164,305
94,465	Series 2013-126, Class BK, 2.45%, 10/16/47(a)	87,159
211,279	Series 2013-29, Class AB, 1.77%, 10/16/45	200,053
467,183	Series 2013-63, Class AB, 1.38%, 3/16/45	444,981
318,034	Series 2013-97, Class AC, 2.00%, 6/16/45	298,532
38,522	Series 2015-107, Class AB, 2.50%, 11/16/49	36,208
521,143	Series 2015-114, Class AD, 2.50%, 11/15/51	500,717
198,872	Series 2015-128, Class AD, 2.50%, 12/16/50	190,599
163,217	Series 2015-130, Class AH, 2.90%, 8/16/47(a)	159,413
958,737	Series 2015-135, Class AC, 2.35%, 4/16/49	889,591
375,825	Series 2015-136, Class AC, 2.50%, 3/16/47	357,130
202,929	Series 2015-15, Class A, 2.00%, 11/16/48	188,757
434,309	Series 2015-154, Class AD, 2.50%, 5/16/54	398,759
415,135	Series 2015-171, Class DA, 2.37%, 3/16/46	384,888
301,435	Series 2015-22, Class A, 2.40%, 8/16/47	289,264
483,443	Series 2015-70, Class AB, 2.30%, 11/16/48	451,956
30,815	Series 2015-98, Class AB, 2.20%, 11/16/43	30,263
97,279	Series 2016-11, Class AD, 2.25%, 11/16/43	95,077
211,363	Series 2016-14, Class AB, 2.15%, 8/16/42	203,299
982,380	Series 2016-152, Class EA, 2.20%, 8/15/58	867,070
1,194,886	Series 2016-157, Class AC, 2.00%, 11/16/50	1,076,868
90,797	Series 2016-26, Class A, 2.25%, 12/16/55	89,052
21,668	Series 2016-28, Class AB, 2.40%, 11/16/55	21,542
18,298	Series 2016-36, Class AB, 2.30%, 6/16/56	18,102
285,775	Series 2016-39, Class AH, 2.50%, 9/16/44	274,012
141,988	Series 2016-50, Class A, 2.30%, 7/16/52	137,321
465,358	Series 2016-64, Class CA, 2.30%, 3/16/45	446,398
59,166	Series 2016-67, Class A, 2.30%, 7/16/56	58,557
187,158	Series 2016-94, Class AC, 2.20%, 8/16/57	167,432
135,042	Series 2016-96, Class BA, 1.95%, 3/16/43	130,857
507,803	Series 2017-127, Class AB, 2.50%, 2/16/59	454,010
854,625	Series 2017-135, Class AE, 2.60%, 10/16/58	765,972
303,132	Series 2017-140, Class A, 2.50%, 2/16/59	270,309
82,318	Series 2017-157, Class AH, 2.55%, 2/16/53	78,252
322,062	Series 2017-41, Class AC, 2.25%, 3/16/57	308,763

34

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 448,164	Series 2017-46, Class A, 2.50%, 11/16/57	$399,478
290,739	Series 2017-71, Class AS, 2.70%, 4/16/57	275,557
245,500	Series 2017-9, Class AE, 2.40%, 9/16/50	230,783
1,209,244	Series 2017-94, Class AH, 2.60%, 2/16/59	1,091,925
424,574	Series 2018-2, Class AD, 2.40%, 3/16/59	397,409
224,274	Series 2018-26, Class AD, 2.50%, 3/16/52	215,263
1,116,797	Series 2018-3, Class AG, 2.50%, 10/16/58	1,012,506

		34,799,981

Small Business Administration — 0.02%
150,000	Pool #530222, (Prime Index + 0.635%), 5.39%, 7/25/32(b)	161,173

Total U.S. Government Agency Backed Mortgages		628,820,489

(Cost $730,580,531)

U.S. Government Agency Obligations — 6.26%
Small Business Administration — 6.26%
135,965	Certificate of Originator’s Fee, 0.23%, 4/15/31(c)	745
560,469	Certificate of Originator’s Fee, 0.98%, 4/15/31(c)	13,092
304,864	Certificate of Originator’s Fee, 1.23%, 3/15/31(c)	8,938
749,754	Certificate of Originator’s Fee, 1.23%, 4/15/31(c)	21,982
404,145	Certificate of Originator’s Fee, 1.23%, 5/15/31(c)	11,849
243,399	Certificate of Originator’s Fee, 1.23%, 5/15/31(c)	7,136
322,008	(Prime Index - 2.600%), 2.15%, 9/25/41(b)	320,887
179,846	(Prime Index - 2.600%), 2.15%, 9/25/41(b)	179,238
277,933	(Prime Index - 2.600%), 2.15%, 7/25/42(b)	277,040
715,644	(Prime Index - 2.550%), 2.20%, 7/25/42(b)	714,306
209,714	(Prime Index - 2.525%), 2.23%, 11/25/41(b)	209,443
339,788	(Prime Index - 2.500%), 2.25%, 2/25/28(b)	339,850
594,635	(Prime Index - 1.400%), 3.35%, 7/25/41(b)	608,626
359,570	3.36%, 7/8/24(a),(c)	372,190
284,651	3.85%, 9/16/34(a),(c)	304,147
1,315,212	(Prime Index - 0.675%), 4.08%, 9/25/43(b)	1,377,989
4,736,492	(Prime Index - 0.675%), 4.08%, 11/25/45(b)	4,997,401
2,921,846	(Prime Index - 0.675%), 4.08%, 1/25/46(b)	3,077,579
197,906	(Prime Index - 0.442%), 4.31%, 11/25/27(b)	201,222
59,958	4.33%, 12/15/30(c)	67,687
1,205,679	(Prime Index - 0.373%), 4.38%, 12/25/45(b)	1,284,146
195,098	(Prime Index - 0.214%), 4.54%, 2/25/40(b)	201,964
350,977	(Prime Index - 0.085%), 4.67%, 7/25/29(b)	359,431
66,405	(Prime Index + 0.057%), 4.81%, 12/25/40(b)	69,685
249,709	(Prime Index + 0.105%), 4.86%, 6/25/29(b)	255,698
387,492	(Prime Index + 0.105%), 4.86%, 8/25/29(b)	396,810
633,345	(Prime Index + 0.118%), 4.87%, 1/25/46(b)	684,454
385,798	(Prime Index + 0.167%), 4.92%, 11/25/28(b)	393,084
89,214	(Prime Index + 0.325%), 5.08%, 10/25/30(b)	93,991
2,552,434	(Prime Index + 0.325%), 5.08%, 11/25/30(b)	2,696,353
1,336,684	(Prime Index + 0.325%), 5.08%, 6/25/31(b)	1,421,932

35

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$1,719,602	(Prime Index + 0.325%), 5.08%, 7/25/31(b)	$1,830,996
601,368	(Prime Index + 0.325%), 5.08%, 2/25/45(b)	649,339
943,881	(Prime Index + 0.325%), 5.08%, 8/25/46(b)	1,027,181
67,488	(Prime Index + 0.355%), 5.11%, 2/25/26(b)	68,794
2,214,672	(Prime Index + 0.375%), 5.13%, 5/25/31(b)	2,347,210
295,690	(Prime Index + 0.375%), 5.13%, 10/25/31(b)	312,872
942,542	(Prime Index + 0.375%), 5.13%, 8/25/46(b)	1,017,367
2,436,790	(Prime Index + 0.543%), 5.29%, 12/25/45(b)	2,665,369
1,329,546	(Prime Index + 0.575%), 5.33%, 4/25/31(b)	1,410,461
882,960	(Prime Index + 0.678%), 5.43%, 11/25/30(b)	945,895
47,445	(Prime Index + 0.700%), 5.45%, 2/25/28(b)	49,118
441,035	(Prime Index + 0.745%), 5.50%, 3/25/30(b)	455,639
174,366	(Prime Index + 0.763%), 5.51%, 3/25/29(b)	178,460
448,829	(Prime Index + 0.762%), 5.51%, 5/25/29(b)	459,653
216,787	(Prime Index + 0.809%), 5.56%, 9/25/28(b)	222,705
263,757	(Prime Index + 0.819%), 5.57%, 2/25/28(b)	273,749
303,921	(Prime Index + 0.825%), 5.58%, 2/25/29(b)	312,333
466,120	(Prime Index + 0.833%), 5.58%, 6/25/29(b)	481,110
1,775,847	(Prime Index + 0.825%), 5.58%, 9/25/31(b)	1,912,275
69,227	(Prime Index + 0.845%), 5.60%, 6/25/28(b)	70,653
137,053	(Prime Index + 0.858%), 5.61%, 3/25/31(b)	147,551
127,177	(Prime Index + 0.891%), 5.64%, 2/25/30(b)	131,684
239,235	(Prime Index + 0.887%), 5.64%, 8/25/30(b)	257,091
314,911	(Prime Index + 0.911%), 5.66%, 7/25/30(b)	326,697
981,592	(Prime Index + 0.919%), 5.67%, 12/25/30(b)	1,056,390
170,802	(Prime Index + 0.943%), 5.69%, 5/25/29(b)	180,168
73,503	(Prime Index + 0.938%), 5.69%, 7/25/29(b)	77,691
196,549	(Prime Index + 0.948%), 5.70%, 7/25/29(b)	202,930
79,650	(Prime Index + 0.965%), 5.72%, 1/25/29(b)	81,654
185,318	(Prime Index + 1.002%), 5.75%, 1/25/31(b)	199,692
44,141	(Prime Index + 1.011%), 5.76%, 11/25/28(b)	46,428
295,123	(Prime Index + 1.027%), 5.78%, 2/25/31(b)	317,994
146,415	(Prime Index + 1.053%), 5.80%, 9/25/29(b)	155,250
228,064	(Prime Index + 1.064%), 5.81%, 12/25/29(b)	243,143
152,655	(Prime Index + 1.070%), 5.82%, 6/25/30(b)	164,116
361,584	(Prime Index + 1.152%), 5.90%, 9/25/28(b)	371,574
32,454	(Prime Index + 1.209%), 5.96%, 11/25/26(b)	33,681
226,302	(Prime Index + 1.207%), 5.96%, 5/25/29(b)	233,431
112,257	(Prime Index + 1.215%), 5.97%, 6/25/29(b)	118,977
492,939	(Prime Index + 1.274%), 6.02%, 6/25/31(b)	534,651
85,925	(Prime Index + 1.290%), 6.04%, 10/25/31(b)	93,980
111,611	6.08%, 12/19/29(a),(c)	129,480
39,811	(Prime Index + 0.674%), 6.17%, 8/25/27(b)	40,471
256,479	(Prime Index + 1.575%), 6.33%, 7/25/30(b)	274,844
27,671	(Prime Index + 1.603%), 6.35%, 7/25/28(b)	28,597
142,126	6.58%, 4/8/29(b),(c)	162,618
315,309	7.08%, 7/25/30	310,498
92,349	(Prime Index + 2.325%), 7.08%, 10/25/30(b)	100,311

36

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 198,054	(Prime Index + 2.325%), 7.08%, 1/25/31(b)	$216,278
65,419	9.08%, 9/25/29	68,143
85,303	9.88%, 6/7/29(c)	88,170

		44,054,257

Total U.S. Government Agency Obligations		44,054,257

(Cost $45,278,173)

Municipal Bonds — 3.17%
California — 1.71%
6,375,000	California Health Facilities Financing Authority Revenue, 2.70%, 6/1/30, Callable 6/1/29 @ 100	5,420,081
2,000,000	California Health Facilities Financing Authority Revenue, 2.93%, 6/1/32, Callable 6/1/29 @ 100	1,650,555
840,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/31/22 @ 100	839,987
200,000	City & County of San Francisco GO, 1.95%, 6/15/27	177,672
1,790,000	City & County of San Francisco GO, Series A, 1.78%, 6/15/29	1,489,622
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	926,186
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,533,025

		12,037,128

Colorado — 0.15%
130,135	Colorado Housing & Finance Authority Revenue, Series V, 3.40%, 11/1/45, (Credit Support: FHA)	112,130
1,000,000	Denver City & County Housing Authority Revenue, Series B, 0.84%, 8/1/24, (Credit Support: HUD SECT 8), Callable 2/1/24 @ 100	924,160

		1,036,290

District of Columbia — 0.08%
560,361	District of Columbia Housing Finance Agency Series 2017 Revenue, Series A, 3.24%, 3/1/49, (Credit Support: FHA), Callable 1/1/70 @ 100	559,410

Georgia — 0.13%
1,000,000	Atlanta Development Authority Revenue, 2.87%, 12/1/26	931,346

Illinois — 0.08%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 10/31/22 @ 100	260,191
322,549	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	294,893

		555,084

37

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
Minnesota — 0.06%
$ 467,909	City of Minnetonka Housing Revenue, Series A, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	$408,037

Missouri — 0.09%
830,053	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	669,720

New York — 0.72%
100,000	New York City Housing Development Corp. Revenue, Series G, 2.14%, 11/1/22	99,903
200,000	New York City Housing Development Corp. Revenue, Series G, 2.37%, 5/1/24	193,547
40,000	New York City Housing Development Corp. Revenue, Series G, 2.47%, 11/1/24	38,251
300,000	New York City Housing Development Corp. Revenue, Series B, 1.02%, 5/1/26	261,766
300,000	New York City Housing Development Corp. Revenue, Series G, 2.62%, 5/1/26, Callable 11/1/25 @ 100	277,253
200,000	New York City Housing Development Corp. Revenue, Series B, 1.12%, 11/1/26	171,815
500,000	New York City Housing Development Corp. Revenue, Series B, 3.56%, 11/1/26, Callable 2/1/26 @ 100	473,994
160,000	New York City Housing Development Corp. Revenue, Series B, 1.38%, 5/1/27	136,700
250,000	New York City Housing Development Corp. Revenue, Series B, 1.48%, 11/1/27	211,225
1,000,000	New York City Housing Development Corp. Revenue, Series B, 3.61%, 11/1/27, Callable 2/1/26 @ 100	939,580
500,000	New York City Housing Development Corp. Revenue, State of New York Mortgage Agency, 3.33%, 2/1/28, (Credit Support: SONYMA), Callable 8/1/25 @ 100	467,283
500,000	New York City Housing Development Corp. Revenue, Series B, 3.81%, 11/1/29, Callable 2/1/26 @ 100	465,350
390,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, Callable 10/31/22 @ 100	390,088
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, Callable 10/31/22 @ 100	955,287

		5,082,042

Oregon — 0.03%
250,000	State of Oregon GO, Series D, 1.19%, 5/1/26	221,471

Vermont — 0.01%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	91,108

38

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Principal Amount		Value
Washington — 0.11%
$ 800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	$750,033

Total Municipal Bonds		22,341,669

(Cost $25,214,206)

Corporate Bond — 0.03%
Consumer, Non-cyclical — 0.03%
235,000	Montefiore Medical Center, 2.15%, 10/20/26	214,660

Total Corporate Bond		214,660

(Cost $235,000)

Shares

Investment Company — 0.26%
1,836,898	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	1,836,898

Total Investment Company		1,836,898

(Cost $1,836,898)

Total Investments		$697,267,973

(Cost $803,144,808)(e) — 99.02%

Other assets in excess of liabilities — 0.98%		6,875,329

NET ASSETS — 100.00%		$704,143,302

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Floating rate note. Rate shown is as of report date.

(c)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

39

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2022

Financial futures contracts as of September 30, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Note	450	December 2022	$(1,638,051)	USD	$48,378,515	Barclays Capital Group
Two Year U.S. Treasury Note	175	December 2022	(560,276)	USD	35,943,360	Barclays Capital Group

Total			$(2,198,327)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	102	December 2022	$441,097	USD	$12,085,407	Barclays Capital Group

Total			$441,097

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

SONYMA - State of New York Mortgage Agency

USD - United States Dollar

See Notes to the Financial Statements.

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund

September 30, 2022

Principal Amount		Value
Corporate Bonds — 28.87%
Consumer, Non-cyclical — 14.96%
$ 545,000	AbbVie, Inc., 3.60%, 5/14/25	$523,922
2,030,000	AbbVie, Inc., 3.80%, 3/15/25	1,965,471
1,525,000	Amgen, Inc., 4.20%, 2/22/52	1,198,823
2,892,000	Astrazeneca Finance LLC, 1.75%, 5/28/28	2,437,069
490,000	Astrazeneca Finance LLC, 2.25%, 5/28/31	399,305
2,500,000	Baxalta, Inc., 4.00%, 6/23/25	2,424,221
2,000,000	Baxter International, Inc., 3.13%, 12/1/51	1,284,041
1,000,000	Becton Dickinson and Co., 2.82%, 5/20/30	838,119
398,000	Becton Dickinson and Co., 3.73%, 12/15/24	386,648
1,089,000	Becton Dickinson and Co., 4.67%, 6/6/47	937,094
351,000	Becton Dickinson and Co., 4.69%, 12/15/44	300,383
2,000,000	California Endowment (The), Series 2021, MTN, 2.50%, 4/1/51	1,273,647
1,300,000	Children’s Hospital Medical Center, 2.82%, 11/15/50	848,037
995,000	DH Europe Finance II Sarl, 2.60%, 11/15/29	850,066
100,000	Doris Duke Charitable Foundation (The), Series 2020, 2.35%, 7/1/50	56,496
1,850,000	EMD Finance LLC, 3.25%, 3/19/25(a)	1,767,920
1,750,000	Fairview Health Services, Series 2021, 2.56%, 11/15/31	1,343,811
1,500,000	Gilead Sciences, Inc., 3.65%, 3/1/26	1,427,158
1,725,000	HCA, Inc., 4.63%, 3/15/52(a)	1,297,839
400,000	John D and Catherine T MacArthur Foundation, 1.30%, 12/1/30	305,029
2,000,000	Kaiser Foundation Hospitals, Series 2021, 2.81%, 6/1/41	1,395,375
150,000	Kaiser Foundation Hospitals, 3.15%, 5/1/27	139,490
1,200,000	Mary Free Bed Rehabilitation Hospital, Series 2021, 3.79%, 4/1/51	927,768
150,000	Mass General Brigham, Inc., Series 2020, 3.19%, 7/1/49	107,058
250,000	Medtronic, Inc., 4.38%, 3/15/35	229,598
2,000,000	PerkinElmer, Inc., 3.63%, 3/15/51	1,351,940
250,000	Providence St. Joseph Health Obligated Group, Series H, 2.75%, 10/1/26	229,196
2,500,000	Reckitt Benckiser Treasury Services Plc, 3.00%, 6/26/27(a)	2,295,191
2,000,000	Southeast Alaska Regional Health Consortium, 2.26%, 7/1/31	1,572,821
2,250,000	Thermo Fisher Scientific, Inc., 2.00%, 10/15/31	1,774,165
100,000	Trinity Health Corp., 4.13%, 12/1/45	84,275

		31,971,976

Financial — 6.24%
350,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 8/1/27	296,614
250,000	BlueHub Loan Fund, Inc., Series 2020, 2.89%, 1/1/27	222,034
2,375,000	BlueHub Loan Fund, Inc., Series 2020, 3.10%, 1/1/30	2,046,200
1,600,000	Bridge Housing Corp., 3.25%, 7/15/30	1,339,846
250,000	Community Preservation Corp. (The), Series 2020, 2.87%, 2/1/30	207,070
2,100,000	Healthcare Realty Holdings LP, REIT, 2.40%, 3/15/30	1,612,532
590,000	Low Income Investment Fund, Series 2019, 3.39%, 7/1/26	545,196

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$1,300,000	Low Income Investment Fund, Series 2019, 3.71%, 7/1/29	$1,197,366
2,000,000	National Community Renaissance of California, Series 2022, 3.27%, 12/1/32	1,570,574
2,160,000	Preservation of Affordable Housing, Inc., 4.48%, 12/1/32	1,979,595
2,500,000	Reinvestment Fund, Inc. (The), 3.93%, 2/15/28	2,314,374

		13,331,401

Industrial — 2.47%
2,600,000	Agilent Technologies, Inc., 2.75%, 9/15/29	2,184,531
1,500,000	Empresa de Transporte de Pasajeros Metro SA, 3.65%, 5/7/30(b)	1,295,455
1,000,000	Nature Conservancy (The), Series A, 0.94%, 7/1/26	863,593
1,000,000	Nature Conservancy (The), Series A, 1.15%, 7/1/27	835,938
70,000	Nature Conservancy (The), Series A, 1.51%, 7/1/29	55,055
53,000	Nature Conservancy (The), Series A, 1.86%, 7/1/33	36,918

		5,271,490

Utilities — 5.20%
3,150,000	American Water Capital Corp., 4.45%, 6/1/32	2,928,458
1,534,000	Avangrid, Inc., 3.15%, 12/1/24	1,465,930
1,350,000	Avangrid, Inc., 3.80%, 6/1/29	1,199,485
1,060,000	Essential Utilities, Inc., 5.30%, 5/1/52	951,968
3,020,000	NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	2,503,986
2,150,000	NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32	2,055,156

		11,104,983

Total Corporate Bonds		61,679,850

(Cost $73,615,743)

U.S. Government Agency Backed Mortgages — 27.80%
Fannie Mae — 13.55%
50,000	Pool #AN0360, 3.95%, 12/1/45	45,331
91,968	Pool #AN7868, 3.06%, 12/1/27	85,765
95,167	Pool #AN8422, 3.71%, 4/1/33	88,952
9,738	Pool #BJ0657, 4.00%, 2/1/48	9,171
34,692	Pool #BJ2670, 4.00%, 4/1/48	32,673
59,905	Pool #BJ3178, 4.00%, 11/1/47	56,439
47,145	Pool #BJ4987, 4.00%, 3/1/48	44,401
37,574	Pool #BJ5158, 4.00%, 4/1/48	35,388
43,097	Pool #BJ9439, 4.00%, 2/1/48	40,589
49,774	Pool #BJ9477, 4.00%, 4/1/48	46,878
48,141	Pool #BK7924, 4.00%, 11/1/48	45,339
21,882	Pool #BO1263, 3.50%, 6/1/49	19,811
814,573	Pool #BP3417, 2.50%, 5/1/51	686,726
195,411	Pool #BP8741, 2.50%, 6/1/50	165,285
306,155	Pool #BQ7523, 2.00%, 11/1/50	249,259
349,865	Pool #BQ7524, 2.50%, 10/1/50	295,408
868,260	Pool #BR1037, 2.50%, 5/1/51	731,852
1,604,647	Pool #BR2051, 2.50%, 6/1/51	1,352,550

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 300,000	Pool #BS0915, 1.62%, 3/1/31	$240,422
1,097,978	Pool #BT0853, 2.50%, 5/1/51	925,480
1,573,158	Pool #BT8237, 4.00%, 6/1/52	1,459,045
44,633	Pool #CA1066, 4.00%, 1/1/48	42,051
22,246	Pool #CA1068, 3.50%, 1/1/48	20,337
35,993	Pool #CA2595, 4.50%, 11/1/48	34,785
67,876	Pool #CA2912, 4.00%, 12/1/48	63,926
45,369	Pool #CA3132, 4.00%, 2/1/49	42,622
44,954	Pool #CA3174, 4.00%, 2/1/49	42,338
269,187	Pool #CA3451, 3.50%, 5/1/49	244,709
194,247	Pool #CA3456, 3.50%, 5/1/49	176,584
371,619	Pool #CA9048, 2.00%, 2/1/51	302,470
887,040	Pool #CB0437, 2.50%, 5/1/51	747,820
1,027,908	Pool #CB0480, 2.50%, 5/1/51	866,419
598,068	Pool #CB0576, 2.50%, 5/1/51	504,109
903,838	Pool #CB0689, 2.50%, 6/1/51	761,841
1,544,678	Pool #CB2761, 3.00%, 2/1/52	1,345,191
2,327,451	Pool #CB3227, 3.50%, 3/1/52	2,094,966
2,839,294	Pool #CB3764, 4.00%, 6/1/52	2,633,339
2,119,413	Pool #CB3797, 4.00%, 6/1/52	1,976,003
2,252,718	Pool #CB4208, 4.50%, 7/1/52	2,145,225
2,285,091	Pool #CB4272, 4.50%, 7/1/52	2,176,091
2,095,439	Pool #CB4314, 4.50%, 8/1/52	1,995,485
2,060,849	Pool #CB4463, 4.50%, 8/1/52	1,972,244
2,151,321	Pool #CB4767, 5.00%, 9/1/52	2,113,301

		28,958,620

Freddie Mac — 14.10%
52,036	Pool #Q59453, 4.00%, 11/1/48	49,058
202,960	Pool #QB5731, 2.00%, 11/1/50	165,239
201,506	Pool #QB5732, 2.50%, 11/1/50	170,219
902,211	Pool #QC3844, 2.00%, 6/1/51	731,530
293,427	Pool #QC3845, 2.50%, 6/1/51	247,274
1,316,276	Pool #QC7895, 2.00%, 9/1/51	1,067,058
984,901	Pool #QC9571, 2.50%, 10/1/51	829,528
794,978	Pool #QE4428, 4.00%, 6/1/52	737,320
2,001,418	Pool #QE6510, 4.50%, 7/1/52	1,905,937
88,065	Pool #RA1713, 3.00%, 11/1/49	77,275
81,625	Pool #RA1714, 3.00%, 11/1/49	71,625
139,645	Pool #RA2256, 3.00%, 3/1/50	122,494
182,189	Pool #RA2340, 3.00%, 3/1/50	159,778
172,240	Pool #RA2395, 2.50%, 4/1/50	144,751
406,283	Pool #RA2575, 2.50%, 5/1/50	343,861
142,257	Pool #RA2727, 2.00%, 5/1/50	115,873
142,037	Pool #RA2728, 2.50%, 5/1/50	120,176
361,902	Pool #RA2740, 2.50%, 6/1/50	305,846
335,335	Pool #RA3680, 2.50%, 9/1/50	283,450
212,879	Pool #RA3751, 2.00%, 10/1/50	173,331

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 356,949	Pool #RA4503, 2.00%, 2/1/51	$290,525
338,971	Pool #RA4598, 2.00%, 2/1/51	274,950
332,111	Pool #RA4927, 2.00%, 3/1/51	269,386
485,943	Pool #RA5020, 2.00%, 4/1/51	394,126
1,015,850	Pool #RA5045, 2.50%, 5/1/51	856,381
1,315,353	Pool #RA5195, 2.50%, 5/1/51	1,108,868
907,698	Pool #RA5197, 2.50%, 5/1/51	765,207
895,265	Pool #RA5234, 2.50%, 5/1/51	754,588
473,113	Pool #RA5237, 2.50%, 5/1/51	398,844
1,682,524	Pool #RA5278, 2.50%, 5/1/51	1,418,140
1,646,206	Pool #RA5379, 2.50%, 6/1/51	1,387,529
966,206	Pool #RA5380, 2.50%, 6/1/51	814,381
1,498,269	Pool #RA5571, 2.50%, 7/1/51	1,262,374
239,327	Pool #RA5621, 2.50%, 8/1/51	201,647
795,246	Pool #RA5701, 2.00%, 8/1/51	644,678
993,581	Pool #RA5796, 2.50%, 8/1/51	836,993
220,265	Pool #RA5874, 2.50%, 9/1/51	185,517
2,497,701	Pool #RA6108, 3.50%, 3/1/52	2,248,296
2,037,456	Pool #RA6760, 3.00%, 2/1/52	1,774,350
2,297,497	Pool #RA7454, 4.00%, 6/1/52	2,130,866
1,926,802	Pool #RA7714, 4.50%, 7/1/52	1,834,881
57,954	Pool #V84044, 4.00%, 1/1/48	54,654
54,566	Pool #V84506, 4.00%, 7/1/48	51,443
43,392	Pool #V84836, 4.00%, 11/1/48	40,908
62,488	Pool #V85365, 3.50%, 4/1/49	56,876
181,499	Pool #V85381, 3.50%, 4/1/49	165,199
50,701	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(c)	48,536
58,165	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(c)	55,352
55,369	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(c)	52,216
165,200	Series 2019-SB59, Class A10F, 3.47%, 1/25/29(c)	157,887
1,583,366	Series 2021-SB87, Class A5H, 0.78%, 4/25/41(c)	1,415,206
97,357	Series KF57, Class A, (LIBOR USD 1-Month + 0.540%), 3.09%, 12/25/28(d)	96,509
329,457	Series Q014, Class A1, 1.56%, 1/25/36(d)	259,109

		30,128,045

Ginnie Mae — 0.15%
171,091	Pool #AC3667, 1.66%, 8/15/26	168,702
33,516	Pool #BB3740, 4.00%, 11/15/47	31,781
57,948	Pool #BE3008, 4.00%, 4/20/48	54,858
30,327	Series 2018-2, Class AD, 2.40%, 3/16/59	28,386
22,427	Series 2018-26, Class AD, 2.50%, 3/16/52	21,526

		305,253

Total U.S. Government Agency Backed Mortgages		59,391,918

(Cost $68,499,100)

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
Municipal Bonds — 22.51%
Alabama — 0.41%
$ 150,000	Water Works Board of the City of Birmingham Revenue, 2.60%, 1/1/27	$137,134
1,000,000	Water Works Board of the City of Birmingham Revenue, 2.39%, 1/1/35, Callable 7/1/31 @ 100	746,220

		883,354

Arizona — 0.40%
750,000	City of Phoenix Civic Improvement Corp. Revenue, Series C, 1.38%, 7/1/27	647,132
250,000	City of Tucson Water System Revenue, 1.88%, 7/1/30	201,281

		848,413

Arkansas — 0.04%
100,000	City of Russellville Water & Sewer Revenue, Series B, 1.23%, 7/1/26, (Credit Support: BAM)	87,942

California — 6.85%
150,000	California Health Facilities. Financing Authority Revenue, 2.02%, 6/1/24	144,271
250,000	California Health Facilities. Financing Authority Revenue, 1.68%, 6/1/28	211,204
815,000	California Health Facilities. Financing Authority Revenue, 1.98%, 6/1/30	655,778
990,000	California Health Facilities. Financing Authority Revenue, 2.53%, 6/1/35	750,515
460,000	Calleguas Municipal Water District Revenue, Series A, 2.52%, 7/1/36	333,890
135,000	City & County of San Francisco GO, Series A, 2.82%, 6/15/24	131,492
100,000	City & County of San Francisco GO, 1.95%, 6/15/27	88,836
100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	91,524
350,000	City of San Buenaventura Revenue, 1.17%, 1/1/26	310,471
1,580,000	City of San Francisco Public Utilities Commission Water Revenue, Series G, 1.79%, 11/1/30	1,236,517
750,000	City of Santa Rosa Wastewater Revenue, Series B, Series B, 2.12%, 9/1/31	592,979
300,000	City of Santa Rosa Wastewater Revenue, Series B, 2.32%, 9/1/33	230,928
100,000	City of Sunnyvale Wastewater Revenue, Series A, 3.20%, 4/1/26	95,624
210,000	Cucamonga Valley Water District Financing Authority Revenue, Series A, 1.54%, 9/1/27	181,176
1,500,000	Cucamonga Valley Water District Financing Authority Revenue, Series B, 3.60%, 9/1/27	1,428,126
150,000	Escondido Joint Powers Financing Authority Revenue, Series B, 2.44%, 9/1/25	141,019
150,000	Kern Community College District GO, 2.54%, 11/1/26	138,356
175,000	Lancaster Power Authority Revenue, 0.45%, 11/1/22	174,565

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 190,000	Lancaster Power Authority Revenue, 0.87%, 11/1/24, (Credit Support: AGM)	$174,742
240,000	Lancaster Power Authority Revenue, 1.67%, 11/1/27, (Credit Support: AGM)	204,402
285,000	Lancaster Power Authority Revenue, 1.92%, 11/1/28, (Credit Support: AGM)	238,997
525,000	Lancaster Power Authority Revenue, 2.56%, 11/1/33, (Credit Support: AGM), Callable 11/1/31 @ 100	407,300
525,000	Lancaster Power Authority Revenue, 2.68%, 11/1/34, (Credit Support: AGM), Callable 11/1/31 @ 100	403,657
755,000	Lancaster Power Authority Revenue, 2.79%, 11/1/35, (Credit Support: AGM), Callable 11/1/31 @ 100	575,876
300,000	Riverside Community College District GO, 0.82%, 8/1/25	271,062
200,000	Rosemead School District GO, Series A, 2.17%, 8/1/25	187,566
250,000	Rowland Water District Revenue, Series A, 0.87%, 12/1/25	222,269
250,000	Rowland Water District Revenue, Series A, 1.61%, 12/1/29	199,368
1,000,000	Rowland Water District Revenue, Series A, 1.91%, 12/1/31	767,316
800,000	Rowland Water District Revenue, Series A, Series A, 2.56%, 12/1/36, Callable 12/1/31 @ 100	586,747
125,000	San Diego County Water Authority Revenue, Series A, 1.17%, 5/1/27	107,101
100,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.40%, 10/1/28	102,954
400,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.78%, 6/1/31, Callable 6/1/30 @ 100	310,145
1,060,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.88%, 6/1/32, Callable 6/1/30 @ 100	804,968
950,000	Santa Clara Valley Water District Certificate Participation, Series D, 2.08%, 6/1/34, Callable 6/1/30 @ 100	699,001
600,000	Sonoma-Marin Area Rail Transit District Revenue, Series A, 2.02%, 3/1/28	518,852
100,000	State of California Department of Water Resources Revenue, 0.92%, 12/1/26	86,119
315,000	Walnut Valley Water District Revenue, Series A, 0.96%, 6/1/26	276,956
320,000	Walnut Valley Water District Revenue, Series A, 1.17%, 6/1/27	273,529
325,000	Walnut Valley Water District Revenue, Series A, 1.37%, 6/1/28	270,748

		14,626,946

Colorado — 0.61%
1,120,000	Denver City & County Housing Authority Revenue, Series B, 0.84%, 8/1/24, (Credit Support: HUD SECT 8), Callable 2/1/24 @ 100	1,035,058
50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	48,507
275,000	Parker Water & Sanitation District GO, 2.10%, 8/1/29	228,632

		1,312,197

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
Connecticut — 0.19%
$ 325,000	Connecticut Green Bank Revenue, 1.95%, 11/15/28	$268,864
150,000	South Central Connecticut Regional Water Authority Revenue, Series B, 2.86%, 8/1/30, Callable 8/1/29 @ 100	127,250

		396,114

District of Columbia — 0.93%
340,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.05%, 3/1/25, (Credit Support: FHA)	311,688
155,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.15%, 9/1/25, (Credit Support: FHA)	139,725
350,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.20%, 3/1/26, (Credit Support: FHA)	310,391
195,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.50%, 3/1/27, (Credit Support: FHA)	169,497
195,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.60%, 9/1/27, (Credit Support: FHA)	167,997
200,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.70%, 3/1/28, (Credit Support: FHA)	170,493
135,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.75%, 9/1/28, (Credit Support: FHA)	113,559
140,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 1.95%, 9/1/29, (Credit Support: FHA)	116,649
590,000	District of Columbia Housing Finance Agency Revenue, Series A-2, 2.15%, 3/1/31, (Credit Support: FHA), Callable 3/1/30 @ 100	484,669

		1,984,668

Florida — 0.77%
2,000,000	City of Palm Coast Utility Revenue, 1.44%, 10/1/28	1,647,512

Georgia — 0.36%
75,000	Atlanta Urban Residential Finance Authority Revenue, Series A, 2.39%, 12/1/22	74,849
285,000	Carroll County Water Authority Revenue, Series B, 1.51%, 7/1/27	246,151
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	71,052
425,000	Tift County Hospital Authority Revenue, 1.05%, 12/1/25, (Credit Support: County Guaranteed)	376,184

		768,236

Hawaii — 0.38%
695,000	City & County of Honolulu GO, Series C, 1.47%, 7/1/28	583,954
250,000	Honolulu City & County Board of Water Supply Revenue, Series B, 1.98%, 7/1/27	220,217

		804,171

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
Idaho — 0.16%
$ 500,000	Idaho Energy Resources Authority Revenue, 2.86%, 9/1/46	$345,566

Iowa — 0.05%
100,000	Northeast Iowa Community College GO, Series 1, 3.45%, 6/1/26, Callable 6/1/24 @ 100	96,692

Maryland — 0.09%
225,000	City of Baltimore Revenue, Series B, 1.58%, 7/1/28	189,462

Massachusetts — 0.73%
600,000	Boston Water & Sewer Commission Revenue, 1.37%, 11/1/27	507,493
1,040,000	Massachusetts Bay Transportation Authority Sales Tax Revenue, Series B, 2.49%, 7/1/33, Callable 7/1/31 @ 100	807,600
250,000	Massachusetts Water Resources Authority Revenue, Series F, 1.86%, 8/1/24	239,082

		1,554,175

Michigan — 1.02%
750,000	City of Grand Rapids Sanitary Sewer System Revenue, 1.86%, 1/1/31	597,031
1,330,000	City of Grand Rapids Sanitary Sewer System Revenue, 2.01%, 1/1/32, Callable 1/1/31 @ 100	1,044,246
95,000	Marquette Brownfield Redevelopment Authority Revenue, 3.05%, 5/1/27, (Credit Support: Municipal Government Guaranteed), Callable 5/1/26 @ 100	87,964
300,000	Romulus Community Schools GO, Series B, 1.00%, 5/1/25, (Credit Support: Q-SBLF)	274,403
225,000	State of Michigan GO, Series B, 1.54%, 5/15/30	175,056

		2,178,700

Nebraska — 0.15%
100,000	City of Omaha Sewer Revenue, Series B, 1.04%, 4/1/26	88,895
250,000	Papio-Missouri River Natural Resource District Special Tax, 2.20%, 12/15/25, Callable 6/15/24 @ 100	224,306

		313,201

Nevada — 0.10%
250,000	City of Henderson GO, Series A-2, 2.23%, 6/1/28	215,976

New Jersey — 0.56%
1,335,000	Morris County Improvement Authority Revenue, 0.89%, 6/15/25	1,199,512

New York — 0.63%
570,000	New York State Housing Finance Agency Revenue, 1.13%, 11/1/25, (Credit Support: SONYMA), Callable 7/1/23 @ 100	505,596

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 600,000	Western Nassau County Water Authority Revenue, Series B, 2.50%, 4/1/34	$460,657
500,000	Western Nassau County Water Authority Revenue, Series B, 2.58%, 4/1/35	376,250

		1,342,503

Ohio — 0.09%
130,000	City of Cincinnati Revenue, Series C, 3.95%, 11/1/28	122,886
100,000	County of Franklin Revenue, 2.88%, 11/1/50, Callable 5/1/50 @ 100	61,882

		184,768

Oklahoma — 0.60%
715,000	Oklahoma Capitol Improvement Authority Revenue, Series A, Series A, 2.58%, 7/1/28	635,151
745,000	Oklahoma Capitol Improvement Authority Revenue, Series A, Series A, 2.63%, 7/1/29	648,106

		1,283,257

Oregon — 0.74%
350,000	City of Portland GO, Series B, 1.51%, 6/15/28	293,754
300,000	City of Tigard Water Revenue, 2.00%, 8/1/28, (Credit Support: BAM)	248,831
90,000	State of Oregon GO, Series B, 2.77%, 5/1/23	89,240
345,000	State of Oregon GO, Series F, 1.32%, 6/1/27	295,379
700,000	State of Oregon GO, Series B, Series B, 3.89%, 5/1/30	654,217

		1,581,421

Pennsylvania — 1.92%
1,750,000	City of Philadelphia Water & Wastewater Revenue, Series B, 1.49%, 7/1/27	1,494,990
185,000	City of Philadelphia Water & Wastewater Revenue, Series A, 3.55%, 10/1/28	170,602
825,000	Economy Borough Municipal Authority Revenue, Series A, 1.65%, 12/15/28, (Credit Support: BAM)	673,165
1,325,000	Redevelopment Authority of the City of Philadelphia Revenue, Series A, Series A, 1.03%, 9/1/24	1,226,513
500,000	Redevelopment Authority of the City of Philadelphia Revenue, Series A, Series A, 1.38%, 9/1/25	447,946
100,000	Redevelopment Authority of the City of Philadelphia Revenue, 4.50%, 11/1/31, Callable 11/1/28 @ 100	93,107

		4,106,323

Rhode Island — 1.07%
1,295,000	Narragansett Bay Commission Revenue, 2.09%, 9/1/30	1,029,796
400,000	Narragansett Bay Commission Revenue, 2.26%, 9/1/32, Callable 9/1/30 @ 100	305,500

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 150,000	Rhode Island Infrastructure Bank Revenue, 2.70%, 10/1/28	$134,219
1,000,000	Rhode Island Infrastructure Bank State Revolving Fund Revenue, Series A, 1.40%, 10/1/28	826,810

		2,296,325

Tennessee — 0.06%
160,000	Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue, Series B, Series B, 1.47%, 7/1/27	138,088

Texas — 2.02%
930,000	City of Houston Combined Utility System Revenue, Series B, 0.81%, 11/15/25	832,310
250,000	City of Houston Combined Utility System Revenue, Series C, 2.05%, 11/15/26	226,623
400,000	City of Lubbock Water & Wastewater System Revenue, Series C, 1.39%, 2/15/27	345,953
170,000	City of Temple Utility System Revenue, 1.11%, 8/1/25	154,696
300,000	City of Temple Utility System Revenue, 1.53%, 8/1/27	258,857
690,000	City of Temple Utility System Revenue, 1.80%, 8/1/29	567,143
800,000	Dallas Area Rapid Transit Revenue, 2.18%, 12/1/32	633,510
335,000	Hidalgo County Drain District No 1 GO, Series A, 0.96%, 9/1/25	302,761
275,000	Hidalgo County Drain District No 1 GO, Series A, 1.11%, 9/1/26	240,978
225,000	Hidalgo County Drain District No 1 GO, Series A, 1.35%, 9/1/27	192,588
130,000	Hidalgo County Drain District No 1 GO, Series A, 1.50%, 9/1/28	108,479
300,000	Hidalgo County Drain District No 1 GO, Series A, 1.67%, 9/1/29	245,007
200,000	United Independent School District GO, 5.00%, 8/15/24, (Credit Support: PSF-GTD)	202,230

		4,311,135

Utah — 0.20%
520,000	Metropolitan Water District of Salt Lake & Sandy Revenue, Series B, 1.52%, 7/1/28	435,107

Vermont — 0.04%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	91,109

Virginia — 0.07%
150,000	Loudoun County Economic Development Authority Revenue, Series B, 2.05%, 12/1/22	149,630

50

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
Washington — 1.27%
$2,400,000	City of Tacoma Electric System Revenue, Series C, 5.64%, 1/1/27	$2,454,749
300,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project Revenue, 1.90%, 1/1/27	268,544

		2,723,293

Total Municipal Bonds		48,095,796

(Cost $57,669,511)

Asset Backed Securities — 10.34%
841,448	GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 5/20/48(a)	678,569
1,940,974	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class B, 2.56%, 10/20/48(a)	1,530,980
1,477,108	GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B, 2.94%, 1/20/49(a)	1,194,010
747,727	Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.22%, 3/20/48(a)	607,136
3,532,607	Luminace Issuer LLC, Series 2022-1, Class B, 5.91%, 7/31/62(a)	3,265,059
1,087,714	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	958,158
1,016,806	Sunnova Helios II Issuer LLC, Series 2021-B, Class A, 1.62%, 7/20/48(a)	807,482
1,527,276	Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(a)	1,229,461
933,091	Sunnova Helios VII Issuer LLC, Series 2021-C, Class A, 2.03%, 10/20/48(a)	775,296
1,644,279	Sunnova Sol IV Issuer LLC, Series 2022-A, Class C, 3.53%, 2/22/49(a)	1,382,333
940,821	Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(a)	779,750
400,000	Tesla Auto Lease Trust, Series 2019-A, Class C, 2.68%, 1/20/23(a)	399,804
1,700,000	Tesla Auto Lease Trust, Series 2019-A, Class D, 3.37%, 1/20/23(a)	1,699,765
190,000	Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24(a)	186,857
2,955,000	Tesla Auto Lease Trust, Series 2020-A, Class D, 2.33%, 2/20/24(a)	2,894,280
2,000,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(a)	1,876,081
2,000,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(a)	1,814,515

Total Asset Backed Securities		22,079,536

(Cost $24,774,425)

51

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

U.S. Government Agency Obligations — 7.58%
Small Business Administration — 3.32%
$ 244,717	Certificate of Originator’s Fee, 0.03%, 4/15/31(d),(e)	$167
897,300	Certificate of Originator’s Fee, 0.03%, 7/15/31(d),(e)	613
143,106	Certificate of Originator’s Fee, 0.23%, 12/15/30(d),(e)	750
447,502	Certificate of Originator’s Fee, 0.23%, 3/15/31(d),(e)	2,344
344,250	Certificate of Originator’s Fee, 0.23%, 5/15/31(d),(e)	1,803
389,700	Certificate of Originator’s Fee, 0.28%, 5/17/46(d),(e)	3,711
450,000	Certificate of Originator’s Fee, 0.48%, 9/1/31(e)	5,169
443,934	Certificate of Originator’s Fee, 0.53%, 6/15/31(d),(e)	5,359
222,833	Certificate of Originator’s Fee, 0.78%, 4/15/31(d),(e)	3,959
1,350,000	Certificate of Originator’s Fee, 0.78%, 7/15/31(d),(e)	23,982
495,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(d),(e)	8,793
315,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(d),(e)	5,596
103,500	Certificate of Originator’s Fee, 0.78%, 8/15/31(d),(e)	1,839
494,802	Certificate of Originator’s Fee, 0.98%, 4/15/31(d),(e)	11,558
404,563	Certificate of Originator’s Fee, 1.03%, 4/15/46(d),(e)	14,170
346,986	Certificate of Originator’s Fee, 1.23%, 5/10/31(e)	10,213
868,500	Certificate of Originator’s Fee, 1.23%, 6/11/31(e)	34,911
270,000	Certificate of Originator’s Fee, 1.23%, 8/2/31(e)	7,947
180,000	Certificate of Originator’s Fee, 1.23%, 9/10/31(e)	5,298
139,500	Certificate of Originator’s Fee, 1.23%, 9/16/31(e)	4,106
940,950	Certificate of Originator’s Fee, 1.28%, 4/7/46(d),(e)	40,956
437,400	Certificate of Originator’s Fee, 1.28%, 6/23/46(d),(e)	19,039
1,226,700	Certificate of Originator’s Fee, 1.28%, 6/30/46(d),(e)	53,394
33,979	(Prime Index - 2.500%), 2.25%, 2/25/28(d)	33,985
84,530	(Prime Index - 2.500%), 2.25%, 4/25/44(d)	84,486
54,801	(Prime Index - 0.675%), 4.08%, 9/25/43(d)	57,416
213,156	(Prime Index - 0.675%), 4.08%, 11/25/45(d)	224,897
237,505	(Prime Index + 0.118%), 4.87%, 1/25/46(d)	256,670
397,327	(Prime Index + 0.325%), 5.08%, 6/25/31(d)	422,666
408,457	(Prime Index + 0.325%), 5.08%, 7/25/31(d)	434,916
489,237	(Prime Index + 0.325%), 5.08%, 2/25/32(d)	522,121
105,665	(Prime Index + 0.325%), 5.08%, 9/25/44(d)	113,988
813,133	(Prime Index + 0.325%), 5.08%, 8/25/46(d)	884,894
684,068	(Prime Index + 0.375%), 5.13%, 10/25/31(d)	723,817
616,380	(Prime Index + 0.375%), 5.13%, 8/25/46(d)	665,312
37,348	(TBA), 5.27%, 3/30/28(d),(e)	41,331
279,275	(Prime Index + 0.575%), 5.33%, 4/25/31(d)	296,271
39,745	(Prime Index + 0.674%), 5.42%, 3/25/43(d)	42,906
27,496	(Prime Index + 0.700%), 5.45%, 2/25/28(d)	28,466
34,650	(TBA), 5.58%, 9/23/25(d),(e)	38,047
889,410	(Prime Index + 0.825%), 5.58%, 9/25/31(d)	957,739
405,574	(Prime Index + 0.875%), 5.63%, 1/25/32(d)	438,690
29,428	(Prime Index + 1.011%), 5.76%, 11/25/28(d)	30,952
64,224	(Prime Index + 1.215%), 5.97%, 6/25/29(d)	68,069
86,315	(Prime Index + 1.575%), 6.33%, 7/25/30(d)	92,496
115,697	7.08%, 7/25/30(d)	113,932

52

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 107,125	(Prime Index + 2.325%), 7.08%, 10/25/30(d)	$116,361
88,791	(Prime Index + 2.325%), 7.08%, 1/25/31(d)	96,961
65,419	9.08%, 9/25/29	68,143

		7,121,209

U.S. International Development Finance Corp. — 4.26%
1,000,000	1.44%, 4/15/28	873,413
500,000	1.65%, 4/15/28	441,514
2,279,003	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 7/7/40(d)	2,279,003
2,700,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(d)	2,700,000
1,792,800	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(d)	1,792,800
996,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(d),(e)	996,000

		9,082,730

Total U.S. Government Agency Obligations		16,203,939

(Cost $16,719,319)

Collateralized Mortgage Obligation — 1.28%
2,800,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class C, (Term SOFR 1M + 2.090%), 4.94%, 1/17/39(a),(d)	2,723,285

Total Collateralized Mortgage Obligation		2,723,285

(Cost $2,786,380)

Shares
Investment Company — 1.61%
3,439,191	U.S. Government Money Market Fund, RBC Institutional Class 1(f)	3,439,191

Total Investment Company		3,439,191

(Cost $3,439,191)

Total Investments		$213,613,515
(Cost $247,503,669) — 99.99%

Other assets in excess of liabilities — 0.01%		31,731

NET ASSETS — 100.00%		$213,645,246

53

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Floating rate note. Rate shown is as of report date.

(e)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(f)	Affiliated investment.

Financial futures contracts as of September 30, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
30 Year U.S. Treasury Bond	65	December 2022	$ (613,637)	USD	$8,216,406	Barclays Capital Group
30 Year U.S. Ultra Treasury Bond	74	December 2022	(800,077)	USD	10,138,000	Barclays Capital Group
Five Year U.S. Treasury Note	45	December 2022	(163,960)	USD	4,837,851	Barclays Capital Group
Two Year U.S. Treasury Note	75	December 2022	(239,863)	USD	15,404,297	Barclays Capital Group

Total			$(1,817,537)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	145	December 2022	$ 996,046	USD	$17,180,235	Barclays Capital Group
Ten Year U.S. Treasury Note	30	December 2022	155,534	USD	3,361,875	Barclays Capital Group

Total			$1,151,580

54

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2022

Abbreviations used are defined below:

AGM - Assured Guaranty Municipal Corp.

BAM - Bank of America

FHA - Insured by Federal Housing Administration

GO - General Obligations

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

PSF-GTD - Permanent School Fund Guarantee

Q-SBLF - Qualified School Bond Loan Fund

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SONYMA - State of New York Mortgage Agency

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

55

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2022
	RBC Access Capital Community Investment Fund	RBC Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $801,307,910 and $244,064,478, respectively)	$695,431,075	$210,174,324
Affiliated investments (cost $1,836,898 and $3,439,191, respectively)	1,836,898	3,439,191
Cash	3,385,839	4,337
Cash at broker for financial futures contracts	2,932,519	1,274,088
Interest and dividend receivable	2,388,694	1,300,962
Receivable from advisor	—	25,892
Receivable for capital shares issued	840,773	8,653
Receivable for investments sold	426,202	48,121
Unrealized appreciation on futures contracts	441,097	1,151,580
Prepaid expenses and other assets	26,791	39,609

Total Assets	707,709,888	217,466,757

Liabilities:
Professional fees payable	4,404	5,353
Distributions payable	480,502	—
Payable for capital shares redeemed	522,170	1,904,615
Unrealized depreciation on futures contracts	2,198,327	1,817,537
Accrued expenses and other payables:
Investment advisory fees	157,225	—
Accounting fees	10,292	5,935
Audit fees	41,818	40,918
Trustees’ fees	6,489	1,956
Distribution fees	2,329	251
Custodian fees	8,474	1,654
Shareholder reports	41,334	20,920
Shareholder servicing fees	27,291	—
Transfer agent fees	29,363	8,081
Other	36,568	14,291

Total Liabilities	3,566,586	3,821,511

Net Assets	$704,143,302	$213,645,246

Net Assets Consists of:
Capital	$852,095,013	$254,911,231
Accumulated earnings	(147,951,711)	(41,265,985)

Net Assets	$704,143,302	$213,645,246

56

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022
	RBC Access Capital Community Investment Fund		RBC Impact Bond Fund
Net Assets
Class A		$9,514,972		$941,098
Class I		643,252,167		95,006,027
Class IS		51,376,163		N/A
Class R6		N/A		66,390,976
Class Y		N/A		51,307,145

Total		$704,143,302		$213,645,246

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		1,258,280		111,767
Class I		85,092,354		11,252,228
Class IS		6,799,958		N/A
Class R6		N/A		7,864,843
Class Y		N/A		6,083,282

Total		93,150,592		25,312,120

Net Asset Values and Redemption Prices Per Share:
Class A		$7.56		$8.42

Class I		$7.56		$8.44

Class IS		$7.56	$	N/A

Class R6	$	N/A		$8.44

Class Y	$	N/A		$8.43

Maximum Offering Price Per Share:
Class A		$7.85		$8.75

Maximum Sales Charge - Class A		3.75%		3.75%

See Notes to the Financial Statements.

57

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2022
	Access Capital Community Investment Fund	RBC Impact Bond Fund
Investment Income:
Interest income	$15,920,834	$4,672,414
Dividend income - affiliated	160,804	19,298

Total Investment Income	16,081,638	4,691,712
Expenses:
Investment advisory fees	2,561,496	775,080
Distribution fees–Class A	30,949	902
Accounting fees	189,805	95,273
Audit fees	45,344	49,044
Custodian fees	51,196	10,836
Insurance fees	4,222	5,723
Legal fees	22,654	29,197
Registrations and filing fees	59,147	81,147
Shareholder reports	113,265	59,633
Transfer agent fees–Class A	20,736	39
Transfer agent fees–Class I	281,475	113,157
Transfer agent fees–Class IS	32,601	—
Transfer agent fees–Class R6	—	3,867
Trustees’ fees and expenses	19,733	6,347
Shareholder services administration fees–Class I	339,614	—
Tax expense	2,617	4,517
Other fees	13,188	10,026

Total expenses before fee waiver/reimbursement	3,788,042	1,244,788
Expenses waived/reimbursed by:
Advisor	(471,485)	(313,975)

Net expenses	3,316,557	930,813

Net Investment Income	12,765,081	3,760,899

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(5,198,558)	(4,039,271)
Futures contracts	2,025,138	(2,000,288)

Net realized losses	(3,173,420)	(6,039,559)
Net change in unrealized appreciation/(depreciation) on:
Investments	(113,074,693)	(33,545,628)
Futures contracts	(2,826,759)	(162,217)

Net unrealized losses	(115,901,452)	(33,707,845)

Change in net assets resulting from operations	$(106,309,791)	$(35,986,505)

See Notes to the Financial Statements.

58

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Access Capital Community Investment Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$12,765,081	$9,703,697
Net realized gains/(losses) from investments and futures contracts	(3,173,420)	3,597,976
Net change in unrealized depreciation on investments and futures contracts	(115,901,452)	(15,585,254)

Change in net assets resulting from operations	(106,309,791)	(2,283,581)

Distributions to Shareholders:
Class A	(212,562)	(246,708)
Class I	(14,190,687)	(12,633,263)
Class IS	(882,785)	(486,652)

Change in net assets resulting from shareholder distributions	(15,286,034)	(13,366,623)

Capital Transactions:
Proceeds from shares issued	228,138,737	239,477,070
Distributions reinvested	9,868,662	8,052,034
Cost of shares redeemed	(159,505,905)	(79,442,472)

Change in net assets resulting from capital transactions	78,501,494	168,086,632

Net increase/(decrease) in net assets	(43,094,331)	152,436,428
Net Assets:
Beginning of year	747,237,633	594,801,205

End of year	$704,143,302	$747,237,633

Share Transactions:
Issued	27,428,434	26,470,734
Reinvested	1,191,228	892,352
Redeemed	(19,203,225)	(8,792,062)

Change in shares resulting from capital transactions	9,416,437	18,571,024

See Notes to the Financial Statements.

59

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Impact Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$3,760,899	$1,129,876
Net realized gains/(losses) from investments and futures contracts	(6,039,559)	1,330,592
Net change in unrealized depreciation on investments and futures contracts	(33,707,845)	(2,539,982)

Change in net assets resulting from operations	(35,986,505)	(79,514)

Distributions to Shareholders:
Class A	(7,379)	(300)
Class I	(2,186,798)	(829,502)
Class R6	(1,977,070)	(691,803)
Class Y	(1,470,292)	(275,265)

Change in net assets resulting from shareholder distributions	(5,641,539)	(1,796,870)

Capital Transactions:
Proceeds from shares issued	50,109,379	187,535,964
Distributions reinvested	5,661,624	1,736,264
Cost of shares redeemed	(20,446,633)	(5,232,227)

Change in net assets resulting from capital transactions	35,324,370	184,040,001

Net increase/(decrease) in net assets	(6,303,674)	182,163,617
Net Assets:
Beginning of year	219,948,920	37,785,303

End of year	$213,645,246	$219,948,920

Share Transactions:
Issued	5,352,276	18,353,758
Reinvested	598,137	167,889
Redeemed	(2,222,132)	(505,635)

Change in shares resulting from capital transactions	3,728,281	18,016,012

See Notes to the Financial Statements.

60

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$8.93	0.11	(1.33)	(1.22)	(0.15)	(0.15)	$7.56
Year Ended 9/30/21	9.13	0.10	(0.15)	(0.05)	(0.15)	(0.15)	8.93
Year Ended 9/30/20	9.00	0.16	0.17	0.33	(0.20)	(0.20)	9.13
Year Ended 9/30/19	8.62	0.19	0.41	0.60	(0.22)	(0.22)	9.00
Year Ended 9/30/18	9.02	0.18	(0.37)	(0.19)	(0.21)	(0.21)	8.62
Class I
Year Ended 9/30/22	$8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	$7.56
Year Ended 9/30/21	9.13	0.13	(0.16)	(0.03)	(0.18)	(0.18)	8.92
Year Ended 9/30/20	8.99	0.19	0.18	0.37	(0.23)	(0.23)	9.13
Year Ended 9/30/19	8.62	0.22	0.40	0.62	(0.25)	(0.25)	8.99
Year Ended 9/30/18	9.02	0.21	(0.37)	(0.16)	(0.24)	(0.24)	8.62
Class IS
Year Ended 9/30/22	$8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	$7.56
Year Ended 9/30/21	9.12	0.13	(0.15)	(0.02)	(0.18)	(0.18)	8.92
Year Ended 9/30/20	8.98	0.19	0.18	0.37	(0.23)	(0.23)	9.12
Period Ended 9/30/19(b)	8.73	0.13	0.26	0.39	(0.14)	(0.14)	8.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

61

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(13.84)%	$9,515	0.80%		0.80%		1.36%		0.84%		21%
Year Ended 9/30/21	(0.61)%	14,233	0.80%		0.80%		1.07%		0.86%		25%
Year Ended 9/30/20	3.65%	16,662	0.80%		0.80%		1.71%		0.90%		23%
Year Ended 9/30/19	7.03%	17,583	0.95%	(c)	0.87%		2.18%		1.11%		12%
Year Ended 9/30/18	(2.12)%	22,258	1.06%		0.95%		2.10%		1.20%		20%
Class I
Year Ended 9/30/22	(13.44)%	$643,252	0.45%		0.45%		1.74%		0.51%		21%
Year Ended 9/30/21	(0.37)%	701,768	0.45%		0.45%		1.42%		0.52%		25%
Year Ended 9/30/20	4.13%	562,573	0.45%		0.45%		2.06%		0.51%		23%
Year Ended 9/30/19	7.27%	550,213	0.60%	(c)	0.53%		2.53%		0.66%		12%
Year Ended 9/30/18	(1.79)%	568,592	0.73%		0.61%		2.44%		0.73%		20%
Class IS
Year Ended 9/30/22	(13.40)%	$51,376	0.40%		0.40%		1.87%		0.50%		21%
Year Ended 9/30/21	(0.21)%	31,237	0.40%		0.40%		1.47%		0.55%		25%
Year Ended 9/30/20	4.19%	15,566	0.40%		0.40%		2.06%		0.59%		23%
Period Ended 9/30/19(d)	4.33%(e)	5,916	0.40%	(f)	0.40%	(f)	2.61%	(f)	0.73%	(f)	12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning March 11, 2019, the net operating expenses were contractually limited to 0.80% and 0.45% for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30,2019.

62

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

63

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$10.17	0.17	(1.71)	(1.54)	(0.14)	(0.07)	(0.21)	$ 8.42
Year Ended 9/30/21	10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	10.17
Period Ended 9/30/20(b)	10.15	0.11	0.44	0.55	(0.12)	—	(0.12)	10.58
Class I
Year Ended 9/30/22	$10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	$ 8.44
Year Ended 9/30/21	10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	10.19
Year Ended 9/30/20	10.22	0.20	0.52	0.72	(0.23)	(0.12)	(0.35)	10.59
Year Ended 9/30/19	9.61	0.26	0.62	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.17	(0.38)	(0.21)	(0.18)	—	(0.18)	9.61
Class R6
Year Ended 9/30/22	$10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	$ 8.44
Year Ended 9/30/21	10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	10.19
Year Ended 9/30/20	10.22	0.21	0.52	0.73	(0.23)	(0.12)	(0.35)	10.60
Year Ended 9/30/19	9.61	0.27	0.61	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.18	(0.39)	(0.21)	(0.18)	—	(0.18)	9.61
Class Y
Year Ended 9/30/22	$10.19	0.16	(1.68)	(1.52)	(0.17)	(0.07)	(0.24)	$ 8.43
Period Ended 9/30/21(d)	10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	10.19

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

(d)	For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

64

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(15.30)%		$941	0.70%		1.91%		0.70%		33%
Year Ended 9/30/21	(1.47)%		21	0.70%		0.91%		54.43%		36%
Period Ended 9/30/20(b)	5.48	%(c)	11	0.70%	(d)	1.56%	(d)	85.65%	(d)	31%
Class I
Year Ended 9/30/22	(15.05)%		$95,006	0.45%		1.70%		0.65%		33%
Year Ended 9/30/21	(1.13)%		77,793	0.45%		1.14%		0.73%		36%
Year Ended 9/30/20	7.18%		21,661	0.45%		1.94%		1.08%		31%
Year Ended 9/30/19	9.27%		6,467	0.45%		2.67%		1.62%		175%
Period Ended 9/30/18(e)	(2.14	)%(c)	2,630	0.45%	(d)	2.29%	(d)	3.82%	(d)	329%
Class R6
Year Ended 9/30/22	(15.01)%		$66,391	0.40%		1.69%		0.52%		33%
Year Ended 9/30/21	(1.17)%		81,762	0.40%		1.14%		0.62%		36%
Year Ended 9/30/20	7.33%		16,113	0.40%		2.06%		0.97%		31%
Year Ended 9/30/19	9.33%		17,158	0.40%		2.73%		1.52%		175%
Period Ended 9/30/18(e)	(2.10	)%(c)	2,447	0.40%	(d)	2.33%	(d)	3.70%	(d)	329%
Class Y
Year Ended 9/30/22	(15.11)%		$51,307	0.40%		1.70%		0.50%		33%
Period Ended 9/30/21(f)	0.90	%(c)	60,373	0.40%	(d)	0.99%	(d)	0.59%	(d)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c)	Not annualized.

(d)	Annualized.

65

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

(f)	For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

66

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 20 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the Access Capital Community Investment Fund was reorganized into a series of the Trust, effective July 28, 2008.This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- Access Capital Community Investment Fund

- RBC Impact Bond Fund (“Impact Bond Fund”)

The Access Capital Community Investment Fund offers three share classes: Class A, Class I and Class IS shares. The Impact Bond Fund offers four share classes: Class A, Class I, Class R6, and Class Y shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I, Class IS, Class R6 and Class Y shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their

67

NOTES TO FINANCIAL STATEMENTS

internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated to the Advisor the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

68

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Access Capital Community
Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$ —	$22,341,669	$—	$22,341,669
U.S. Government Agency Backed Mortgages	—	628,820,489	—	628,820,489
U.S. Government Agency Obligations	—	44,054,257	—	44,054,257
Investment Company	1,836,898	—	—	1,836,898
Corporate Bond	—	214,660	—	214,660
Other Financial Instruments*
Financial futures contracts	441,097	—	—	441,097

Total Assets	$ 2,277,995	$695,431,075	$—	$697,709,070

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(2,198,327)	$—	$—	$(2,198,327)

69

NOTES TO FINANCIAL STATEMENTS

Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$48,095,796	$—	$48,095,796
U.S. Government Agency Obligations	—	16,203,939	—	16,203,939
U.S. Government Agency Backed Mortgages	—	59,391,918	—	59,391,918
Asset Backed Securities	—	22,079,536	—	22,079,536
Collateralized Mortgage Obligation	—	2,723,285	—	2,723,285
Investment Company	3,439,191	—	—	3,439,191
Corporate Bonds	—	61,679,850	—	61,679,850
Other Financial Instruments*
Financial futures contracts	1,151,580	—	—	1,151,580

Total Assets	$4,590,771	$210,174,324	$—	$214,765,095

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(1,817,537)	$—	$—	$(1,817,537)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Access Capital
Community
Investment Fund
U.S. Government Agency Obligations– (Small Business Administration)
Balance as of 9/30/21(value)	$ 48,368
Sales (Paydowns)	(54,056)
Change in unrealized appreciation (depreciation)	5,688
Balance as of 9/30/22(value)	$ —

The Access Capital Community Investment Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral.

As of September 30, 2022 there were no open reverse Repurchase Agreements.

70

NOTES TO FINANCIAL STATEMENTS

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Access Capital Community Investment Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

71

NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2022.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2022.

Fair Values of Derivative Financial Instrument as of September 30, 2022
Statement of Assets and Liabilities Location
Asset Derivatives
	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$441,097	$1,151,580
Total	$441,097	$1,151,580

Liability Derivatives
	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$2,198,327	$1,817,537
Total	$2,198,327	$1,817,537

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2022 is as follows:

	Access Capital
Derivative Instruments	Community	Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$2,025,138	$(2,000,288)
Total	$2,025,138	$(2,000,288)

72

NOTES TO FINANCIAL STATEMENTS

	Access Capital
Derivative Instruments	Community	Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(2,826,759)	$(162,217)
Total	$(2,826,759)	$(162,217)

For the year ended September 30, 2022, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Access Capital
	Community	Impact
	Investment Fund	Bond Fund
Futures long position (contracts)	331	180
Futures short position (contracts)	162	220

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

73

NOTES TO FINANCIAL STATEMENTS

	Value			Value
	September 30, 2021	Purchases	Sales	September 30, 2022	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Access Capital Community Investment Fund	$30,836,880	$264,754,781	$293,754,763	$1,836,898	$160,804
Impact Bond Fund	600,418	79,211,186	76,372,414	3,439,191	19,298

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses ), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

74

NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Access Capital Community Investment Fund	0.35%
Impact Bond Fund	0.35%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A	Class I	Class IS	Class R6	Class Y
	Annual Rate	Annual Rate	Annual Rate	Annual Rate	Annual Rate
Access Capital Community Investment Fund	0.80%	0.45%	0.40%	N/A	N/A
Impact Bond Fund	0.70%	0.45%	N/A	0.40%	0.40%

This expense limitation agreement is in place until January 31, 2024, and shall continue for additional one-year terms unless terminated by either party at any time. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Impact Bond Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

As of September 30, 2022, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/20	FYE 9/30/21	FYE 9/30/22	Total
Access Capital Community Investment Fund	$ N/A	$ N/A	$436,319	$436,319
Impact Bond Fund	199,252	243,047	308,395	750,694

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2022, the amount waived was $35,166 and $5,580 for Access Capital Community Investment Fund and Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM-US serves as co-administrator to the Funds. Bank of New York Mellon (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

75

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US also provides certain CRA-related administrative services to Class I shareholders of Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. In consideration for such services and the assumption of related expenses, RBC GAM-US receives a fee of 0.05% of the average daily net assets of Class I shares of the Fund.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

In conjunction with the initial launch of the Impact Bond Fund and the subsequent launch of Class A and Class Y shares, the Advisor invested seed capital in the Fund to provide the Fund or share class with its initial investment assets. The table below shows, as of September 30, 2022, the Fund’s net assets, the shares held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
Impact Bond Fund	$213,645,246	6,655,408	26.3%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2022, there were no fees waived by the Distributor.

For the year ended September 30, 2022, the Distributor received commissions of $10,079 in front-end sales charges of Class A shares of the Funds, of which $10,000 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2022.

76

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2022 were as follows:

	Purchases	Sales	Purchases	Sales
	(Excl. U.S. Gov’t)	(Excl. U.S. Gov’t)	of U.S. Gov’t.	of U.S. Gov’t.
Access Capital Community Investment Fund	$ 453,724	$ 4,806,712	$248,066,882	$141,063,393
Impact Bond Fund	61,687,352	40,911,659	44,077,466	31,010,056

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares Outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$968,891	$4,289,357	$1,000,000	$13,950
Distributions reinvested	213,449	245,262	7,501	301
Cost of shares redeemed	(3,939,878)	(6,622,084)	(16,171)	(2,915)

Change in Class A	$(2,757,538)	$(2,087,465)	$991,330	$11,336

Class I
Proceeds from shares issued	$182,842,481	$213,915,716	$45,194,667	$61,822,014
Distributions reinvested	8,763,619	7,320,148	2,193,306	768,897
Cost of shares redeemed	(137,545,454)	(67,319,554)	(13,421,769)	(5,229,312)

Change in Class I	$54,060,646	$153,916,310	$33,966,204	$57,361,599

Class IS
Proceeds from shares issued	$44,327,365	$21,271,997	$—	$—
Distributions reinvested	891,594	486,624	—	—
Cost of shares redeemed	(18,020,573)	(5,500,834)	—	—

77

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Change in Class IS	$27,198,386	$16,257,787	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$3,914,712	$65,700,000
Distributions reinvested	—	—	1,982,680	691,801
Cost of shares redeemed	—	—	(7,008,693)	—

Change in Class R6	$—	$—	$(1,111,301)	$66,391,801

Class Y
Proceeds from shares issued	$—	$—	$—	$60,000,000
Distributions reinvested	—	—	1,478,137	275,265

Change in Class Y	$—	$—	$1,478,137	$60,275,265

Change in net assets resulting from capital transactions	$78,501,494	$168,086,632	$35,324,370	$184,040,001

SHARE TRANSACTIONS:
Class A
Issued	113,890	472,755	110,619	1,371
Reinvested	25,648	27,148	850	29
Redeemed	(475,290)	(730,240)	(1,815)	(285)

Change in Class A	(335,752)	(230,337)	109,654	1,115

Class I
Issued	21,919,539	23,646,511	4,828,785	6,018,469
Reinvested	1,056,934	811,194	232,926	74,181
Redeemed	(16,520,924)	(7,452,922)	(1,442,934)	(505,350)

Change in Class I	6,455,549	17,004,783	3,618,777	5,587,300

Class IS
Issued	5,395,005	2,351,468	—	—
Reinvested	108,646	54,010	—	—
Redeemed	(2,207,011)	(608,900)	—	—

Change in Class IS	3,296,640	1,796,578	—	—

Class R6
Issued	—	—	412,872	6,433,228
Reinvested	—	—	208,613	66,835
Redeemed	—	—	(777,383)	—

Change in Class R6	—	—	(155,898)	6,500,063

78

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Class Y
Issued	—	—	—	5,900,690
Reinvested	—	—	155,748	26,844

Change in Class Y	—	—	155,748	5,927,534

Change in shares resulting from capital transactions	9,416,437	18,571,024	3,728,281	18,016,012

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2022, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost Of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
Access Capital Community Investment Fund	$801,387,578	$358,994	$(106,235,829)	$(105,876,835)
Impact Bond Fund	246,837,712	7,712	(33,897,867)	(33,890,155)

79

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
Access Capital Community Investment Fund	$14,770,525	$ —	$14,770,525	$14,770,525
Impact Bond Fund	4,504,459	1,115,095	5,619,554	5,619,554

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
Access Capital Community Investment Fund	$13,346,199	$ —	$13,346,199	$13,346,199
Impact Bond Fund	1,493,156	300,119	1,793,275	1,793,275

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Undistributed ordinary income	$ 566,994	$ 27,321
Undistributed long term gain	—	—

Accumulated earnings	566,994	27,321
Distributions payable	(1,609,862)	(27,722)
Accumulated capital loss carryforwards	(41,032,008)	—
Deferred qualified late-year losses	—	(7,375,429)
Unrealized depreciation	(105,876,835)	(33,890,155)

Total Accumulated Losses	$(147,951,711)	$(41,265,985)

As of September 2022, the Access Capital Community Investment Fund had a short-term capital loss carryforward of $13,378,499 and a long-term capital loss carryforward of $27,653,509 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The RBC Impact Bond Fund had deferred qualified late-year short-term losses of $3,497,107 and qualified late-year long-term losses of $3,878,322 which will be treated as arising on the first business day of the fiscal year ending September 30, 2023.

8. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for

80

NOTES TO FINANCIAL STATEMENTS

other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 29, 2023. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. During the year ended September 30, 2022, no Funds borrowed under the line of credit, and there were no loans outstanding pursuant to this line of credit at September 30, 2022.

9. Significant Risks:

Shareholder concentration risk

As of September 30, 2022, the Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Access Capital Community Investment Fund	1	16.9%
Impact Bond Fund	1	16.1%

In addition, an unaffiliated shareholder owned 23.9% of the Impact Bond Fund as of September 30, 2022. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of Access Capital Community Investment Fund and RBC Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Access Capital Community Investment Fund and RBC Impact Bond Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 28, 2022

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

82

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2022, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Access Capital Community Investment Fund	100.00%
Impact Bond Fund	92.40%

Pursuant to Internal Revenue Code Section 852(b)(3), the Impact Bond Fund reported $1,115,095 as long-term capital gain distributions and short-term capital gain distributions were 6.26% for the year ended September 30, 2022.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

83

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

84

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

85

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

(6)

Effective October 14, 2022, Kathleen A. Gorman resigned as President, Chief Executive Officer and Trustee of the Trust, and the Board of Trustees appointed David Eikenberg as the President, Chief Executive Officer and interested Trustee of the Trust. In addition, effective October 14, 2022, the Board of Trustees appointed each of Jodi DeFeyter and Tara Tilbury as an Assistant Secretary of the Trust.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

86

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class IS, Class I, Class R6 and Class Y shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class IS

Class IS shares are offered in Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class Y

Class Y shares are offered in Impact Bond Fund for institutional investors that hold shares through an account held directly with the Fund and meet the $5,000,000 minimum requirement for initial investment. This share class does not have an upfront sales charge (load) or a 12b-1 distribution and servicing fee.

87

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22–9/30/22	Annualized Expense Ratio During Period 4/1/22–9/30/22
Access Capital Community Investment Fund
	Class A	$1,000.00	$911.06	$3.83	0.80%
	Class I	1,000.00	912.70	2.16	0.45%
	Class IS	1,000.00	914.00	1.92	0.40%
Impact Bond Fund
	Class A	1,000.00	902.40	3.34	0.70%
	Class I	1,000.00	903.80	2.15	0.45%
	Class R6	1,000.00	904.00	1.91	0.40%
	Class Y	1,000.00	903.90	1.91	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

88

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Annualized Expense Ratio During Period 4/1/22-9/30/22
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,021.06	$4.05	0.80%
	Class I	1,000.00	1,022.81	2.28	0.45%
	Class IS	1,000.00	1,023.06	2.03	0.40%
Impact Bond Fund
	Class A	1,000.00	1,021.56	3.55	0.70%
	Class I	1,000.00	1,022.81	2.28	0.45%
	Class R6	1,000.00	1,023.06	2.03	0.40%
	Class Y	1,000.00	1,023.06	2.03	0.40%

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-II AR 09-22

RBG Global Asset Management Annual Report For the year ended September 30, 2022 RBC BlueBay Emerging Market Debt Fund RBC BlueBay High Yield Bond Fund RBC BlueBay Core Plus Bond Fund RBC BlueBay Strategic Income Fund

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of Contents	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Debt Fund	9
	- RBC BlueBay High Yield Bond Fund	12
	- RBC BlueBay Core Plus Bond Fund	15
	- RBC BlueBay Strategic Income Fund	19
	Schedule of Portfolio Investments	22
	Financial Statements
	- Statements of Assets and Liabilities	63
	- Statements of Operations	66
	- Statements of Changes in Net Assets	68
	Financial Highlights	72
	Notes to Financial Statements	80
	Report of Independent Registered Public Accounting Firm	106
	Other Federal Income Tax Information (Unaudited)	108
	Management (Unaudited)	109
	Share Class Information (Unaudited)	112
	Supplemental Information (Unaudited)	113
	Approval of Investment Advisory Agreements (Unaudited)	115

LETTER FROM THE PORTFOLIO MANAGERS

The twelve-month period ending September 30, 2022 was certainly a challenging one for fixed income markets and for risk markets more broadly, with heightened volatility and elevated risk premiums emanating from the many macro headwinds we faced. Putting some numbers around this, the Bloomberg US Aggregate Bond Index returned -14.60% over the period, driven by a combination of higher U.S. Treasury yields and wider credit spreads. High yield markets were also very weak, with the ICE BofA US High Yield index returning -14.06%. Emerging market debt was particularly weak, in particular on the hard currency side, with the J.P. Morgan Emerging Market Bond Index Global Diversified returning -24.28%. On the equity side, the S&P 500 was down, returning -15.47%. Even the leveraged loan market, which has historically tended to be somewhat insulated in times of rising rates owing to its floating-rate nature, was in negative territory, with the Credit Suisse Leveraged Loan Index returning -2.62%. Looking at those numbers, there really was nowhere for investors to hide over the past 12 months.

While the period began with broad-based optimism that the COVID-19 pandemic was finally in the rearview mirror, the discovery of the Omicron variant in November 2021 led to a renewed sense of panic and stalled reopenings in some parts into early 2022. China, in particular, has been in the spotlight for much of the past 12 months given its insistence on maintaining its “zero-COVID” policy with a seemingly endless cycle of strict lockdowns and subsequent reopenings in many of its larger cities, which has continued to weigh on sentiment in the region and amplify global growth concerns.

On the macro side, we witnessed a meaningful pivot from global central banks over the past 12 months, in particular in the United States. Having been reassured by the Federal Reserve (the “Fed”) for much of 2021 that inflation was transitory and would ultimately come back down to target levels once economies reopened and base effects take hold, there was a growing realization that inflation risked becoming more deeply entrenched, and hence the Fed became a lot more hawkish. As such, the Fed announced its tapering of asset purchases in November 2021, before accelerating the pace and ultimately completing this exercise earlier than expected. This coincided with Fed “lift-off,” which occurred in March 2022 with a 25-basis point (“bp”) interest rate hike, and was followed up with a 50-bp hike in May. With inflation showing no signs of coming down and, indeed, reaching new 40-year highs, the Fed was left with no choice but to turn even more hawkish, with three successive 75-bp hikes at each of the June, July, and September meetings.

Geopolitical risk reared its ugly head again with the Russian invasion of Ukraine in February 2022, and at the time of writing, the conflict is showing no signs of abating in the near term. Aside from the tragic loss of life which cannot be understated, the impact of this conflict was far-reaching—driving up commodity prices and hence exacerbating inflation woes, and ultimately leading to an energy and cost-of-living crisis in many parts of Europe. Staying overseas, the political mess in the UK was grabbing headlines, with Boris Johnson resigning as Prime Minister and being replaced by Liz Truss. Truss then quickly announced a surprise “mini-budget,” which caught markets off-guard, leading to a sharp depreciation of the Sterling and rise in UK Gilts yields, which in turn triggered mass selling of risky assets from UK pension schemes to meet margin calls on the losses of their liability-driven investment (“LDI”) portfolios. With confidence at all-time lows, it remains to be seen the direction the UK government will take going forward.

LETTER FROM THE PORTFOLIO MANAGERS

With all that being said, it is pleasing to see that we, as an investment team have navigated these extremely challenging markets very well, with loss mitigation across many of the strategies that we manage. On the macro side, we had a good call on inflation and on U.S. Treasuries, with a short bias expressed across many portfolios adding to relative performance. In high yield, we have done a good job of mitigating loss through strong credit selection and avoiding losses from defaults over the period. On the emerging market side, we had a conviction call to have zero exposure to Russia well in advance of the conflict on environmental, social, and governance (“ESG”) grounds, and by doing so, helped protect portfolios from the sharp negative price action that occurred in the aftermath of the conflict.

Looking ahead to the remainder of 2022 and into 2023, uncertainty around inflation, growth, and geopolitics seems likely to persist and, as such, we should expect a continuation of volatile and somewhat illiquid markets. This means that although valuations look attractive in some areas of the market, it is important to proceed with a degree of caution for now.

On the policy front, the market is pricing in a continuation of aggressive rate hikes, both in magnitude and speed, across core government bond markets (excluding Japan). With growth slowing and inflation likely reaching a turning point in the U.S., we see the balance of risks around the Fed now skewed to its delivering fewer rate hikes than are priced in by markets. In Europe, it is clear that policymakers believe inflation will remain high through the first quarter of 2023 and growth is expected to be weak, with risks to the downside, given the gas situation. In the UK, we believe we will see the Bank of England delivering materially less than is priced in for coming months, given all the challenges it faces.

In terms of corporate bonds, valuations look compelling on a medium-term view, in both investment grade and high yield. With corporate yields at the highest levels in over a decade and investors generally positioned light on risk, this should also support demand and help offset any further widening pressure on recession fears. Within high yield specifically, we believe that the risk of a meaningful spike in default rates is pretty low given the strength of corporate balance sheets and the limited maturity wall for 2023 and into 2024. In emerging markets, valuations are also at multi-year wides, and we are already seeing signs of inflation starting to fall in a number of key markets. As such, there should be compelling opportunities in emerging markets in the coming months, in both the hard currency and local currency markets.

All that being said, in the short term, we still expect more volatility ahead. An uncertain growth/inflation backdrop should also create bottom-up issuer performance dispersion as analysts try to assess the impact of higher commodity prices, divergent growth paths, and shifts in monetary and fiscal policy on their sectors and issuers. More generally, we believe that in order for markets to stabilize, we likely need to see evidence that inflation is heading back towards central bank targets. This should help stabilize interest rate markets, which in turn should provide support to credit and then finally help stocks. As we move through the coming months, there should be plenty of opportunities to generate significant alpha from our approach of active investing.

Andrzej Skiba, CFA
Head of U.S. Fixed Income, Senior Portfolio Manager

Polina Kurdyavko
Partner, Senior Portfolio Manager

LETTER FROM THE PORTFOLIO MANAGERS

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Adviser and/or Sub-Adviser incorporate material environmental, social and governance (“ESG”) factors as part of the investment process to identify and invest in issuers following appropriate ESG practices. The Funds also use the outcomes of the Adviser’s and/or Sub-Adviser’s ESG evaluation to further exclude issuers based on ESG criteria.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

Spread measures the difference between two rates or yields.

The ICE BofA High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Indexes are unmanaged and it is not possible to invest directly in an index.

A basis point is a unit of measure equal to one one-hundredth of a percent.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark.

The information provided herein represents the opinions of the Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to each of the Funds and BlueBay Asset Management LLP (“BlueBay”) serves as investment sub-advisor to RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund. The sub-advisor is responsible for the overall management of the portfolios of RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

RBC BlueBay Emerging Market Debt Fund

Polina Kurdyavko

Partner, Senior Portfolio Manager

Polina is Head of Emerging Markets and Senior Portfolio Manager at BlueBay. Polina started her career in emerging markets after the Russian financial crisis in 1988 and has, since then, gained expertise across a broad range of emerging market financial assets. Polina joined BlueBay in July 2005 from UBS where she was a credit analyst in EM corporate research. Her role encompassed coverage of EM issuers as well as research support for primary issuance of corporate debt. Prior to this, Polina was with Alliance Capital where she was an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at the firm. She started her career in a macro research boutique in Russia. Polina holds an MSc (Hons) in Finance from the people’s Friendship University of Russia, Moscow and is a CFA charterholder.

RBC BlueBay High Yield Bond Fund

Justin Jewell

Partner, Head of European High Yield
Senior Portfolio Manager

Justin is Co-Head of BlueBay’s Global Leveraged Finance Long-Only Strategies and a senior portfolio manager within the Global Leveraged Finance Group. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He started his career at UBS in 2002 where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin has a BSc in Economics from the London School of Economics.

Andrzej Skiba, CFA

Head of U.S. Fixed Income, Senior Portfolio Manager

Andrzej Skiba joined BlueBay in February 2005 and, following the alignment of BlueBay’s U.S. business with RBC GAM-US in November 2021, is responsible for the U.S. fixed income investment team based in Minneapolis (MN) and Stamford (CT). In 2013, Andrzej moved to the U.S. from London to oversee the buildout of global investment grade capability. This followed a period from 2009, where he was a portfolio manager responsible for corporate investments within BlueBay’s investment grade strategies. Andrzej spent his first four years at BlueBay as a credit analyst covering the TMT, utilities and retail sectors for the Investment Grade team. Prior to BlueBay, Andrzej worked for Goldman Sachs as a credit analyst covering European investment grade telecom, media and utility sectors. Andrzej holds a BSc (Hons) in Management and International Business Economics from UMIST and is a CFA charterholder.

PORTFOLIO MANAGERS

Tim Leary

Senior Portfolio Manager

Tim joined BlueBay in January 2012 and is a Senior Portfolio Manager across several global leveraged finance and ESG strategies based in the Stamford, Connecticut, office. Tim joined BlueBay as Head of Trading, North America within the Global Leveraged Finance Group based in the Stamford, Connecticut, office before being promoted to portfolio manager in January 2017. Prior to joining BlueBay, he was a director in high yield and distressed credit trading at the Royal Bank of Scotland. Before that, Tim spent three years as an analyst on the leveraged loan trading desk at Bear Stearns & Co. Tim holds a BS in Business Administration with Finance concentration from Fordham University.

RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund

Andrzej Skiba, CFA

Head of U.S. Fixed Income, Senior Portfolio Manager

Andrzej Skiba joined BlueBay in February 2005 and, following the alignment of BlueBay’s U.S. business with RBC GAM-US in November 2021, is responsible for the U.S. fixed income investment team based in Minneapolis (MN) and Stamford (CT). In 2013, Andrzej moved to the U.S. from London to oversee the buildout of global investment grade capability. This followed a period from 2009, where he was a portfolio manager responsible for corporate investments within BlueBay’s investment grade strategies. Andrzej spent his first four years at BlueBay as a credit analyst covering the TMT, utilities and retail sectors for the Investment Grade team. Prior to BlueBay, Andrzej worked for Goldman Sachs as a credit analyst covering European investment grade telecom, media and utility sectors. Andrzej holds a BSc (Hons) in Management and International Business Economics from UMIST and is a CFA charterholder.

Brian Svendahl, CFA

Senior Portfolio Manager

Brian is a senior portfolio manager within the RBC GAM-US fixed income team. He has been the lead portfolio manager for RBC GAM-US’s impact investing strategies since 2006 along with many government and mortgage strategies. Brian joined RBC GAM-US in 2005 and has co-led the Minneapolis-based fixed income group since 2012. He had previously held several risk management, research, and trading positions with a large American multinational financial services company and first started in the investment industry in 1992. Brian earned a BS in economics from the University of Minnesota and a BBA in finance and MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Senior Portfolio Manager

Brandon is a senior portfolio manager within the RBC GAM-US fixed income team. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon joined the RBC GAM-US Mortgage and Government team in 2000, having earlier held positions as a research analyst covering asset-backed securities and credit, and as a financial analyst. Brandon began his career in the investment industry in 1998. He earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year		10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2022 (Unaudited)

RBC BlueBay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	(26.69)%	(8.03)%	(3.53)%		(1.41)%	(0.32)%
- At Net Asset Value	(23.47)%	(6.68)%	(2.68)%		(0.99)%	0.08%	1.04%	43.25%
Class I
- At Net Asset Value	(23.27)%	(6.42)%	(2.44)%		(0.75)%	0.32%	0.79%	1.72%
Class R6
- At Net Asset Value	(23.27)%	(6.41)%	(2.40)%		(0.68)%	0.39%	0.74%	28.96%

JPMorgan EMBI Global Diversified Index(d)	(24.28)%	(7.15)%	(2.62)%		1.08%	5.49%
RBC BlueBay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	(16.42)%	(1.09)%	1.70%		3.47%	4.37%
- At Net Asset Value	(12.74)%	0.34%	2.58%		3.92%	4.79%	0.82%	1.18%
Class I
- At Net Asset Value	(12.57)%	0.62%	2.83%		4.21%	5.07%	0.57%	0.87%

ICE BofAML US High Yield Index(d)	(14.06)%	(0.67)%	1.4	1%	3.86%	4.89%
RBC BlueBay Core Plus Bond Fund(e)
Class A
- Including Max Sales Charge of 3.75%	N/A	N/A	N/A		N/A	(19.85)%
- At Net Asset Value	N/A	N/A	N/A		N/A	(16.32)%	0.70%	1.30%
Class I
- At Net Asset Value	N/A	N/A	N/A		N/A	(16.06)%	0.45%	0.99%
Class R6
- At Net Asset Value	N/A	N/A	N/A		N/A	(16.03)%	0.40%	1.05%
Bloomberg US Aggregate Bond Index(d)	N/A	N/A	N/A		N/A	(14.49)%

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2022 (Unaudited)

RBC BlueBay Strategic Income Fund(f)
Class A
- Including Max Sales Charge of 3.75%	N/A	N/A	N/A	N/A	(6.80)%
- At Net Asset Value	N/A	N/A	N/A	N/A	(2.70)%	0.88%	1.48%
Class I
- At Net Asset Value	N/A	N/A	N/A	N/A	(2.50)%	0.63%	1.17%
Class R6
- At Net Asset Value	N/A	N/A	N/A	N/A	(2.46)%	0.58%	1.23%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index(d)	N/A	N/A	N/A	N/A	0.40%
Bloomberg US Aggregate Bond Index (d)	N/A	N/A	N/A	N/A	(14.49)%
Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

For BlueBay Emerging Market Debt Fund and BlueBay High Yield Bond Fund, the inception date (commencement of operations) is November 27, 2013 for Class A shares, November 30, 2011 for Class I shares, and December 27, 2016 for Class R6 shares of BlueBay Emerging Market Debt Fund. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 28, 2022, and reflect actual expenses for the most recent fiscal year ended September 30, 2021.

(c)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.04% for Class A, 0.79% for Class I and 0.74% for Class R6 of BlueBay Emerging Market Debt Fund , 0.82% for Class A and 0.57% for Class I of BlueBay High Yield Bond Fund, 0.70% for Class A, 0.45% for Class I and 0.40% for Class R6 of the BlueBay Core Plus Bond Fund and 0.88% for Class A, 0.63% for Class I and 0.58% for Class R6 of the BlueBay Strategic Income Fund until January 31, 2024.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

PERFORMANCE SUMMARY (UNAUDITED)

(e)	The inception date for the RBC BlueBay Core Plus Bond Fund is November 1, 2021.

(f)	The inception date for the RBC BlueBay Strategic Income Fund is November 1, 2021.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollardenominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralised mortgage-backed securities.

ICE BofA US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that have similar economic characteristics as fixed income securities of issuers economically tied to emerging market countries that are considered by the Fund to have the potential to provide a high level of total return.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -23.27% (Class I). That compares to an annualized total return of -24.28% for the Fund’s primary benchmark, the J.P. Morgan Emerging Market Bond Index Global Diversified.

Factors That Made Positive Contributions	• Underweight position in Russia
• Short US interest duration bias
• Tactical off-benchmark local currency positioning
Factors That Detracted From Relative Returns	• Overweight position in Mexico
• Overweight position in Argentina
• Overweight position in Nigeria
Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means in may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Duration measures the sensitivity of the bond prior to changes in interest rates.
Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC BlueBay Emerging Market Debt Fund
Investment Objective	The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.
Benchmark	JPMorgan EMBI Global Diversified Index
Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)

	*Includes U.S. dollar denominated cash equivalent investments representing 8.82% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)	U.S. Treasury Notes, 2.75%, 8/31/23	5.36%	Turkey Government International Bond, 5.75%, 5/11/47	1.66%
	Oman Government International Bond, 6.75%, 1/17/48	2.12%	Mexico Government International Bond, 3.77%, 5/24/61	1.57%
	Abu Dhabi Government International Bond, 2.13%, 9/30/24	2.00%	Argentine Republic Government International Bond, 3.50%, 7/9/41	1.53%
	Ecuador Government International Bond, 2.50%, 7/31/35	1.89%	Oman Government International Bond, 6.75%, 10/28/27	1.52%
	Petroleos Mexicanos, 5.63%, 1/23/46	1.70%	Turkey Government International Bond, 4.88%, 4/16/43	1.52%
	*A listing of all portfolio holdings can be found beginning on page 55

Growth of $1,000,000 Initial Investment Over 10 Years

	The graph reflects an initial hypothetical investment of $1,000,000 over the 10-year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that, at the time of purchase, have similar economic characteristics as fixed income securities that are non-investment grade (high yield/junk bond), and are considered by the Fund to have the potential to provide a high level of total return.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -12.57% (Class I). That compares to an annualized total return of -14.06% for the ICE BofA US High Yield Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Underweight interest rate duration
• Defensive positioning in lower quality credit
• Underweight positioning in the energy sector
Factors That Detracted From Relative Returns	• Overweight positioning in the retail sector
• Overweight subordinated bank debt
• Index credit default swap (“CDS”) hedges

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay High Yield Bond Fund
The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.				Investment Objective Benchmark
ICE BofA US High Yield Index

*Includes U.S. dollar denominated cash equivalent investments representing 2.92% of investments.				Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)

Banijay Entertainment SASU, 5.38% 3/1/25	1.54%	Rayonier AM Products, Inc., 7.63%, 1/15/26	1.15%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
Coty Inc., 5.00%, 4/15/26	1.43%	Cedar Fair LP / Canada’s Wonderland Co./ Magnum Management Corp./ Millennium Op, 5.50%, 5/1/25	1.14%
MGM Resorts International, 6.00%, 3/15/23	1.27%	IRB Holding Corp., 7.00%, 6/15/25	1.13%
Clarios Global LP / Clarios US Finance Co., 6.25% 5/15/26	1.27%	Macy’s Retail Holdings LLC, 6.13%, 3/15/32	1.13%
Matthews International Corp., 5.25% 12/1/25	1.17%
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38% 9/30/26	1.16%
*A listing of all portfolio holdings can be found beginning on page 37
				Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $1,000,000 over the 10-year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. This chart does not imply any future performance.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Core Plus Bond Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments (and supranational organizations) and their agencies. The Fund may invest in securities with fixed, floating or variable rate of interest. The Fund may invest up to 20% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the period from November 1, 2021 (commencement of operations) through September 30, 2022, the Fund had a total return of -16.06% (Class I). That compares to a total return of -14.49% for the Fund’s primary benchmark, the Bloomberg US Aggregate Bond Index.

Factors That Made Positive Contributions	• Short US interest duration bias • Underweight Agency mortgage-backed securities (“MBS”) • Tactical off-benchmark positioning in non-USD holdings
Factors That Detracted From Relative Returns	• Overweight positioning in lower quality credit • Off-benchmark positioning in CLOs (collateralized loan obligations) • Overweight subordinated bank debt and corporate hybrids

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Duration measures the sensitivity of a bond s price to changes in interest rates. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Core Plus Bond Fund
The Fund seeks to provide total return.				Investment
				Objective
Bloomberg US Aggregate Bond Index				Benchmark

				Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)
Fannie Mae, (TBA), 2.00%, 10/1/52	7.32%	Freddie Mac, Pool #QE6931, 4.50%, 7/1/52	2.05%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
Fannie Mae, (TBA), 2.50%, 10/1/52	7.32%	Fannie Mae, Pool #BT8271, 4.00%, 7/1/52	1.99%
U.S. Treasury Notes, 2.25%, 3/31/24	5.08%	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 4.88% 4/25/29	1.63%
Fannie Mae, (TBA), 3.00%, 10/1/52	3.98%
Fannie Mae, (TBA), 3.50%, 10/1/52	2.78%	Citigroup, Inc., 0.98%, 5/1/25	1.55%
Morgan Stanley GMTN, 0.79%, 1/22/25	2.23%
*A listing of all portfolio holdings can be found beginning on page 37

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Core Plus Bond Fund

Growth of $1,000,000 Initial Investment Since Inception (11/01/21)

The graph reflects an initial hypothetical investment of $1,000,000 over the period from November 1, 2021 (commencement of operations) to September 30, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. This chart does not imply any future performance.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Strategic Income Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies.

Performance

For the period from November 1, 2021 (commencement of operations) through September 30, 2022, the Fund had a total return of -2.50% (Class I). That compares to a total return of 0.40% for the Fund’s primary benchmark, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

Factors That Made Positive Contributions	• Short US interest duration bias
• Short risk position in Index credit default swaps (“CDS”)
• Tactical positioning in non-U.S.dollar holdings
Factors That Detracted From Relative Returns	• Overweight positioning in lower quality credit
• Off-benchmark positioning in collateralized loan obligations (“CLOs”)
• Positioning in subordinated bank debt and corporate hybrids

Mutual fund investing involves risk. Principal loss is possible. The Fund is new with no operating history or track record on which to base investment decisions. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic, and currency risks, and differences in accounting methods. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are described more fully in the prospectus. Past performance is not a guarantee of future results.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying a deposit offered rate to the stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Strategic Income Fund
The Fund seeks to provide total return (capital appreciation and income).				Investment
				Objective
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index Bloomberg US Aggregate Bond Index				Benchmark

				Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)
U S Treasury Notes, 0.88%, 1/31/24	4.87%	Univar Solutions USA Inc/Washington, 1st Lein Term Loan B6, (LIBOR 1-Month + 2.00%), 5.14% 6/3/28	1.21%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
Morgan Stanley, GMTN, 0.79%, 1/22/25	1.92%
Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1 800%), 4.88%, 4/25/29	1.40%	Citigroup Commercial Mortgage Trust, Series 2013-GC11 Class D, 4.56%, 4/10/46	1.21%
Mitsubishi UFJ Financial Group, Inc., 4.79%, 7/18/25	1.34%	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23% 4/25/65	1.20%
Citigroup, Inc., 0.98%, 5/1/25	1.33%	Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR 1-Month + 1.75%), 4.81%, 6/21/26	1.19%
Sensata Technologies, Inc., 1st Lein Term Loan B, (LIBOR 1-Month + 1 75%), 4.80%, 9/20/26	1.22%
*A listing of all portfolio holdings can be found beginning on page 37

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Strategic Income Fund

Growth of $1,000,000 Initial Investment Since Inception (11/01/21)

The graph reflects an initial hypothetical investment of $1,000,000 over the period from November 1, 2021 (commencement of operations) to September 30, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. This chart does not imply any future performance.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund

September 30, 2022

Principal Amount		Value

Foreign Government Bonds — 65.59%
Angola — 1.17%
$ 260,000	Angolan Government International Bond, 8.25%, 5/9/28(a)	$205,531
200,000	Angolan Government International Bond, 8.75%, 4/14/32(a)	148,368

		353,899

Argentina — 2.47%
205,137	Argentine Republic Government International Bond, 1.00%, 7/9/29	39,926
737,095	Argentine Republic Government International Bond, 1.50%, 7/9/35	134,971
2,095,816	Argentine Republic Government International Bond, 3.50%, 7/9/41	463,595
350,000	Provincia de Buenos Aires/Government Bonds, EMTN, 5.25%, 9/1/37(a)	107,398

		745,890

Armenia — 0.65%
200,000	Republic of Armenia International Bond, 7.15%, 3/26/25(a)	194,946

Bahrain — 0.46%
200,000	Bahrain Government International Bond, 6.00%, 9/19/44(a)	139,017

Brazil — 1.03%
455,000	Brazilian Government International Bond, 4.75%, 1/14/50	310,498

Chile — 2.79%
200,000	Chile Government International Bond, 2.75%, 1/31/27	180,570
508,000	Chile Government International Bond, 3.10%, 5/7/41	345,176
400,000	Chile Government International Bond, 4.34%, 3/7/42	317,648

		843,394

Colombia — 1.66%
410,000	Colombia Government International Bond, 3.25%, 4/22/32	277,933
200,000	Colombia Government International Bond, 3.88%, 2/15/61	102,480
200,000	Colombia Government International Bond, 5.00%, 6/15/45	122,228

		502,641

Dominican Republic — 2.49%
400,000	Dominican Republic International Bond, 5.50%, 1/27/25(a)	389,427
545,000	Dominican Republic International Bond, 5.88%, 1/30/60(a)	362,673

		752,100

Ecuador — 1.89%
1,727,441	Ecuador Government International Bond, 2.50%, 7/31/35(a)	570,760

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Egypt — 1.38%
$ 400,000	Egypt Government International Bond, EMTN, 7.50%, 2/16/61(a)	$207,123
400,000	Egypt Government International Bond, 7.90%, 2/21/48(a)	209,152

		416,275

El Salvador — 0.75%
263,000	El Salvador Government International Bond, 6.38%, 1/18/27(a)	100,116
190,000	El Salvador Government International Bond, 7.65%, 6/15/35(a)	63,899
69,000	El Salvador Government International Bond, 7.75%, 1/24/23(a)	63,022

		227,037

Georgia — 0.56%
200,000	Georgia Government International Bond, 2.75%, 4/22/26(a)	169,450

Ghana — 0.53%
420,000	Ghana Government International Bond, 7.75%, 4/7/29(a)	161,239

Guatemala — 2.27%
490,000	Guatemala Government Bond, 3.70%, 10/7/33(a)	357,155
200,000	Guatemala Government Bond, 4.50%, 5/3/26(a)	188,756
200,000	Guatemala Government Bond, 4.65%, 10/7/41(a)	140,735

		686,646

Hungary — 0.73%
410,000	Hungary Government International Bond, 3.13%, 9/21 /51(a)	219,352

Indonesia — 3.04%
250,000(b)	Indonesia Government International Bond, 1.30%, 3/23/34	164,378
600,000	Indonesia Government International Bond, 3.35%, 3/12/71	371,526
270,000	Perusahaan Penerbit SBSN Indonesia III, 3.80%, 6/23/50(a)	195,752
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.70%, 6/6/32(a)	187,395

		919,051

Iraq —1.76%
171,875	Iraq International Bond, 5.80%,1/15/28(a)	141,081
400,000	Iraq International Bond, 6.75%, 3/9/23(a)	389,609

		530,690

Jordan — 0.48%
200,000	Jordan Government International Bond, 7.38%, 10/10/47(a)	145,990

Kazakhstan — 0.51%
200,000	Kazakhstan Government International Bond, 4.88%, 10/14/44(a)	154,249

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Lebanon — 0.37%
$ 36,000	Lebanon Government International Bond, GMTN, 5.80%, 4/14/20(a),(c)	$2,156
166,000	Lebanon Government International Bond, 6.00%, 1/27/23(a),(c)	10,126
85,000	Lebanon Government International Bond, EMTN, 6.10%, 10/4/22(a),(c)	5,179
261,000	Lebanon Government International Bond, EMTN, 6.15%, 6/19/20(c)	16,103
930,000	Lebanon Government International Bond, GMTN, 6.38%, 3/9/20(c)	54,891
366,000	Lebanon Government International Bond, EMTN, 8.25%, 4/12/21(a),(c)	21,620
5,000	Lebanon Government International Bond, 8.25%, 5/17/34(c)	300

		110,375

Mexico — 3.25%
800,000	Mexico Government International Bond, 3.77%, 5/24/61	474,603
200,000	Mexico Government International Bond, GMTN, 4.13%, 1/21/26	194,111
200,000	Mexico Government International Bond, 4.40%, 2/12/52	138,382
200,000	Mexico Government International Bond, 4.88%, 5/19/33	175,985

		983,081

Nigeria — 2.87%
500,000	Nigeria Government International Bond, EMTN, 6.13%, 9/28/28(a)	332,231
200,000	Nigeria Government International Bond, EMTN, 7.38%, 9/28/33(a)	121,079
220,000	Nigeria Government International Bond, EMTN, 7.63%, 11/28/47(a)	122,709
450,000	Nigeria Government International Bond, 7.88%, 2/16/32(a)	289,790

		865,809

Oman — 6.71%
200,000	Oman Government International Bond, 4.75%, 6/15/26(a)	186,627
200,000	Oman Government International Bond, EMTN, 4.88%, 2/1/25(a)	193,210
200,000	Oman Government International Bond, EMTN, 6.00%, 8/1/29(a)	186,684
465,000	Oman Government International Bond, 6.75%, 10/28/27(a)	459,771
795,000	Oman Government International Bond, 6.75%, 1/17/48(a)	639,892
200,000	Oman Government International Bond, 7.00%, 1 /25/51 (a)	165,263
200,000	Oman Sovereign Sukuk Co., 4.40%, 6/1/24(a)	196,273

		2,027,720

Pakistan — 0.24%
200,000	Pakistan Water & Power Development Authority, 7.50%, 6/4/31(a)	70,818

Panama — 1.21%
615,000	Panama Government International Bond, 3.87%, 7/23/60	365,249

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Paraguay — 1.95%
$ 610,000	Paraguay Government International Bond, 2.74%, 1/29/33(a)	$440,170
200,000	Paraguay Government International Bond, 5.40%, 3/30/50(a)	148,344

		588,514

Philippines —0.87%
400,000	Philippine Government International Bond, 2.95%, 5/5/45	263,880

Qatar — 2.64%
315,000	Qatar Government International Bond, 3.38%, 3/14/24(a)	308,335
315,000	Qatar Government International Bond, 3.88%, 4/23/23(a)	313,698
200,000	Qatar Government International Bond, 4.40%, 4/16/50(a)	175,417

		797,450

Romania — 1.48%
70,000(b)	Romanian Government International Bond, EMTN, 2.00%,4/14/33(a)	40,557
190,000(b)	Romanian Government International Bond, 2.63%, 12/2/40(a)	94,620
405,000(b)	Romanian Government International Bond, EMTN, 2.75%, 4/14/41(a)	202,265
217,000(b)	Romanian Government International Bond, EMTN, 3.38%, 1/28/50(a)	108,961

		446,403

South Africa —2.45%
200,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	166,667
200,000	Republic of South Africa Government International Bond, 4.85%, 9/30/29	165,216
400,000	Republic of South Africa Government International Bond, 5.00%, 10/12/46	243,089
200,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	165,194

		740,166

Sri Lanka — 0.26%
305,000	Sri Lanka Government International Bond, 6.83%, 7/18/26(a)	77,002

Tunisia — 0.95%
444,000(b)	Tunisian Republic, 5.63%, 2/17/24(a)	287,955

Turkey — 3.18%
810,000	Turkey Government International Bond, 4.88%, 4/16/43	459,283
830,000	Turkey Government International Bond, 5.75%, 5/11/47	500,939

		960,222

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Ukraine — 1.16%
$ 300,000	Ukraine Government International Bond, (N/A + 0.000%), 0.01%, 8/1/41(a),(d),(e)	$85,575
1,193,000	Ukraine Government International Bond, 7.38%, 9/25/34(a)	219,507
100,000	Ukraine Government International Bond, 7.75%, 9/1/26(a)	20,345
125,000	Ukraine Government International Bond, 7.75%, 9/1/28(a)	25,848

		351,275

United Arab Emirates — 5.53%
635,000	Abu Dhabi Government International Bond, 2.13%, 9/30/24(a)	604,167
277,000	Abu Dhabi Government International Bond, EMTN, 2.70%, 9/2/70(a)	166,562
360,000	Abu Dhabi Government International Bond, 3.13%, 9/30/49(a)	251,610
295,000	Finance Department Government of Sharjah, EMTN, 3.63%, 3/10/33(a)	229,020
715,000	Finance Department Government of Sharjah, GMTN, 4.00%, 7/28/50(a)	420,162

		1,671,521

Uruguay — 1.47%
497,599	Uruguay Government International Bond, 4.98%, 4/20/55	442,844

Uzbekistan — 1.53%
200,000	Republic of Uzbekistan International Bond, 3.90%, 10/19/31(a)	140,279
425,000	Uzbekneftegaz JSC, 4.75%, 11/16/28(a)	321,312

		461,591

Venezuela — 0.08%
85,000	Venezuela Government International Bond, 7.75%, 10/13/19(a),(c)	5,950
73,800	Venezuela Government International Bond, 8.25%, 10/13/24(a),(c)	5,535
170,000	Venezuela Government International Bond, 11.75%, 10/21/26(a),(c)	12,750

		24,235

Zambia — 0.77%
505,000	Zambia Government International Bond, 5.38%, 9/20/22(a)	233,278

Total Foreign Government Bonds		19,812,512

(Cost $26,007,578)

Corporate Bonds — 16.46%
Argentina — 1.57%
105,000	YPF SA, 4.00%, 2/12/26(a)	88,070
109,375	YPF SA, 8.50%, 3/23/25(a)	87,518
210,000	YPF SA, 8.50%, 7/28/25(a)	148,155
177,800	YPF SA, 8.75%, 4/4/24(a)	151,597

		475,340

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Brazil — 1.92%
$200,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24(a)	$206,520
355,560	MV24 Capital BV, 6.75%, 6/1/34(a)	300,342
95,000	Petrobras Global Finance BV, 6.85%, 6/5/2115	74,342

		581,204

Chile — 0.56%
250,000	Empresa de los Ferrocarriles del Estado, 3.83%, 9/14/61(a)	168,007

Colombia — 0.88%
210,000	Ecopetrol SA, 5.88%, 5/28/45	127,313
235,000	Ecopetrol SA, 5.88%, 11/2/51	137,946

		265,259

Mexico — 4.58%
280,000	Comision Federal de Electricidad, 4.69%, 5/15/29(a)	234,766
430,000	Mexico City Airport Trust, 5.50%, 7/31/47(a)	268,621
980,000	Petroleos Mexicanos, 5.63%, 1/23/46	512,679
334,000	Petroleos Mexicanos, 6.35%, 2/12/48	179,492
220,000	Petroleos Mexicanos, EMTN, 8.75%, 6/2/29(a)	187,645

		1,383,203

Oman — 0.81%
275,000	OQ SAOC, GMTN, 5.13%, 5/6/28(a)	246,383

Paraguay — 0.96%
186,667	Rutas 2 and 7 Finance Ltd., 0.00%, 9/30/36(a),(f)	112,467
200,000	Telefonica Celular del Paraguay SA, 5.88%, 4/15/27(a)	177,994

		290,461

Peru — 1.11%
400,000	InRetail Consumer, 3.25%, 3/22/28(a)	334,452

Qatar — 0.99%
200,000	Qatar Energy, 3.13%, 7/12/41(a)	144,754
220,000	Qatar Energy, 3.30%, 7/12/51(a)	154,825

		299,579

United Arab Emirates — 2.93%
300,000	DP World Salaam, 6.00%, (a),(g),(h)	291,945
425,344	Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/34(a)	349,454
319,921	Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(a)	243,860

		885,259

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Principal Amount		Value

Venezuela — 0.15%
$ 173,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(a),(c)	$3,732
260,000	Petroleos de Venezuela SA, 8.50%, 10/27/20(a),(c)	40,300

		44,032

Total Corporate Bonds		4,973,179

(Cost $6,221,035)

U.S. Treasury Obligations — 5.36%
United States — 5.36%
1,640,000	U.S. Treasury Notes, 2.75%, 8/31/23	1,618,283

Total U.S. Treasury Obligations		1,618,283

(Cost $1,636,186)

Shares
Municipal Bond — 0.59%
Turkey — 0.59%
200,000	Istanbul Metropolitan Municipality(a)	176,439

Total Municipal Bond		176,439

(Cost $194,334)

Contracts
Put Option Purchased — 0.02%
30,000	USD CALL VERSUS EUR PUT, Notional Amount EUR 27,060	6,822

Total Put Option Purchased		6,822

(Cost $3,127)

Shares
Investment Company — 8.51%
2,571,521	U.S. Government Money Market Fund, RBC Institutional Class 1 (i)	2,571,521

Total Investment Company		2,571,521

(Cost $2,571,521)

Total Investments		$29,158,756
(Cost $36,633,781) — 96.53%

Other assets in excess of liabilities — 3.47%		1,048,711

NET ASSETS — 100.00%		$30,207,467

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)	Principal amount denoted in Euros.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Floating rate note. Rate shown is as of report date.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(g)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(h)	Perpetual security with no stated maturity date.

(i)	Affiliated investment.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Foreign currency exchange contracts as of September 30, 2022:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	69,985	EUR	70,000	Citibank N.A.	10/25/22	$1,263
USD	1,436,008	EUR	1,402,317	Citibank N.A.	10/25/22	59,304
USD	427,627	EUR	417,790	Citibank N.A.	10/25/22	17,467
USD	60,891	IDR	917,935,142	Citibank N.A.	10/25/22	948
USD	45,319	IDR	683,914,462	Citibank N.A.	10/25/22	658
USD	128,274	IDR	1,938,086,578	Citibank N.A.	10/25/22	1,712
USD	42,758	IDR	646,178,462	Citibank N.A.	10/25/22	561
USD	42,758	IDR	645,793,792	Citibank N.A.	10/25/22	586
USD	228,489	INR	18,301,376	Citibank N.A.	10/25/22	4,496
USD	271,511	INR	21,752,125	Citibank N.A.	10/25/22	5,284
USD	170,000	MXN	3,435,097	Citibank N.A.	10/25/22	220

						$92,499

EUR	71,956	CZK	1,823,391	Citibank N.A.	10/25/22	$(1,819)
EUR	71,982	CZK	1,823,391	Citibank N.A.	10/25/22	(1,794)
EUR	91,527	CZK	2,318,723	Citibank N.A.	10/25/22	(2,290)
EUR	335,640	USD	338,886	Citibank N.A.	10/25/22	(9,376)
EUR	80,000	USD	81,674	Citibank N.A.	10/25/22	(3,135)
HUF	51,789,977	EUR	126,741	Citibank N.A.	10/25/22	(5,327)
HUF	21,394,894	EUR	52,024	Citibank N.A.	10/25/22	(1,873)
HUF	12,311,582	EUR	30,278	Citibank N.A.	10/25/22	(1,413)
HUF	8,269,122	EUR	20,199	Citibank N.A.	10/25/22	(814)
HUF	20,798,635	EUR	50,570	Citibank N.A.	10/25/22	(1,817)
HUF	16,403,016	EUR	40,188	Citibank N.A.	10/25/22	(1,733)
IDR	4,735,680,000	USD	320,000	Citibank N.A.	10/25/22	(10,749)
INR	13,615,810	USD	170,000	Citibank N.A.	10/25/22	(3,354)
INR	13,578,597	USD	170,000	Citibank N.A.	10/25/22	(3,810)
INR	317,884	USD	3,943	Citibank N.A.	10/25/22	(52)
INR	296,543	USD	3,705	Citibank N.A.	10/25/22	(76)
INR	4,365,703	USD	54,578	Citibank N.A.	10/25/22	(1,146)
INR	2,911,014	USD	36,385	Citibank N.A.	10/25/22	(757)
INR	4,059,984	USD	50,771	Citibank N.A.	10/25/22	(1,080)
INR	1,165,928	USD	14,561	Citibank N.A.	10/25/22	(291)
MXN	3,435,869	USD	170,000	Citibank N.A.	10/25/22	(182)
THB	5,744,000	USD	160,000	Citibank N.A.	10/25/22	(7,533)
USD	62,001	TRY	1,217,020	Barclays Bank Plc	10/25/22	(1,424)
USD	21,932	TRY	428,645	Deutsche Bank AG	10/25/22	(407)

						$(62,252)

Total						$30,247

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Financial futures contracts as of September 30, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	6	December 2022	$6,481	USD	$710,906	Morgan Stanley & Co.LLC
Ten Year U.S. Treasury Note	9	December 2022	5,398	USD	1,008,563	Morgan Stanley & Co.LLC

Total			$11,879

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	4	December 2022	$25,955	EUR	$542,909	Morgan Stanley & Co.LLC
30 Year U.S. Ultra Treasury Bond	1	December 2022	11,857	USD	137,000	Morgan Stanley & Co.LLC
5 Year Euro-Bobl	5	December 2022	14,914	EUR	586,805	Morgan Stanley & Co.LLC

Total			$52,726

Credit default swaps buy protection as of September 30, 2022:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Turkey Government International Bond	Quarterly	Citigroup Global Markets Ltd	12/20/23	USD	841	$22,310	$33,025	$55,335
1.00%	Turkey Government International Bond	Quarterly	Barclays Bank plc	12/20/23	USD	210	2,012	(187)	1,825
1.00%	Turkey Government International Bond	Quarterly	Barclays Bank plc	12/20/23	USD	195	9,643	3,187	12,830
1.00%	Turkey Government International Bond	Quarterly	Citibank N. A.	12/20/23	USD	150	7,381	2,488	9,869

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Turkey Government International Bond	Quarterly	Barclays Bank plc	12/20/23	USD	700	48,042	(1,984)	46,057
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	463	44,609	1,330	45,940
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	456	44,071	1,174	45,245
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	463	44,471	1,469	45,940
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	968	93,458	2,589	96,047
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	414	42,391	(1,313)	41,078
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	206	21,299	(859)	20,440

Total							$379,687	$40,919	$420,606

Abbreviations used are defined below:

Bobl - German Bundesobligationen

CZK - Czech Koruna

EMTN - Euro Medium Term Note

EUR - Euro

GMTN - Global Medium Term Note

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

MXN - Mexican Peso

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2022

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	65.59%
Energy	9.53%
Government	5.95%
Industrial	2.81%
Utilities	1.46%
Consumer, Cyclical	1.11%
Consumer, Non-cyclical	0.96%
Communications	0.59%
Other	12.00%

100.00%

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund

September 30, 2022

Principal Amount		Value

Corporate Bonds — 93.30%
Australia — 0.75%
$1,463,000	Mineral Resources Ltd., 8.00%, 11/1/27(a)	$1,406,053
499,000	Mineral Resources Ltd., 8.50%, 5/1/30(a)	482,234
143,548	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(a),(b),(c)	52,969
220,972	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(a),(b),(c)	178,987

		2,120,243

Bermuda — 0.84%
2,504,964	Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., PIK, 7.63%, 10/15/25(a)	2,360,929

Canada — 2.78%
1,246,000	Bombardier, Inc., 6.00%, 2/15/28(a)	1,018,138
815,000	Bombardier, Inc., 7.50%, 3/15/25(a)	792,498
3,555,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(a)	2,800,594
473,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(a)	413,595
1,275,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(a)	975,739
511,000	New Gold, Inc., 7.50%, 7/15/27(a)	403,690
1,673,000	Primo Water Holdings, Inc., 4.38%, 4/30/29(a)	1,386,091

		7,790,345

Cayman Islands — 1.00%
3,747,650	Global Aircraft Leasing Co. Ltd., PIK, 6.50%, 9/15/24(a)	2,820,107

France — 4.15%
1,150,000	Altice France SA, 5.13%, 7/15/29(a)	860,675
4,661,000	Banijay Entertainment SASU, 5.38%, 3/1/25(a)	4,336,359
1,516,000	BNP Paribas SA, 7.75%, (a),(d),(e)	1,405,892
2,354,000	Iliad Holding SASU, 6.50%, 10/15/26(a)	2,068,023
2,431,000	Iliad Holding SASU, 7.00%, 10/15/28(a)	2,075,466
1,080,000(f)	Loxam SAS, 4.50%, 2/15/27(a)	894,014

		11,640,429

Germany — 2.87%
2,197,000	Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(a)	1,812,525
1,400,000	Commerzbank AG, 7.00%, (d),(e),(g)	1,208,649
2,589,000	Deutsche Bank AG, 4.88%, 12/1/32(d)	2,055,041
900,000	IHO Verwaltungs GmbH, PIK, 4.75%, 9/15/26(a)	764,925
910,323	IHO Verwaltungs GmbH, PIK, 6.00%, 5/15/27(a)	788,340
1,575,000	ZF North America Capital, Inc., 4.75%, 4/29/25(a)	1,434,482

		8,063,962

Ireland — 0.89%
2,550,000	Bank of Ireland Group Plc, 6.25%, 9/16/26(a),(d)	2,488,268

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

Italy — 1.98%
949,000(f)	Banca Monte dei Paschi di Siena SpA, 8.50%, 9/10/30(d),(g)	$526,186
$1,550,000	Intesa Sanpaolo SpA, 7.70%, (a),(d),(e)	1,292,689
1,167,000	Telecom Italia Capital SA, 6.38%, 11/15/33	901,006
3,426,000	UniCredit SpA, 5.86%, 6/19/32(a),(d)	2,837,856

		5,557,737

Luxembourg — 1.16%
1,620,000	Altice Financing SA, 5.00%, 1/15/28(a)	1,248,777
978,000	Altice Financing SA, 5.75%, 8/15/29(a)	746,296
1,612,000	Altice France Holding SA, 10.50%, 5/15/27(a)	1,263,684

		3,258,757

Mexico —0.49%
1,500,000	Banco Mercantil del Norte SA, 8.38%, (d),(e),(g)	1,372,500

Netherlands — 0.30%
1,000,000	UPC Holding BV, 5.50%, 1/15/28(a)	844,000

Switzerland — 0.43%
1,220,000	Credit Suisse Group AG, 9.75%, (a),(d),(e)	1,201,502

United Arab Emirates — 0.67%
1,992,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26(a)	1,889,163

United Kingdom — 2.11%
1,354,000	Barclays Plc, 8.00%, (d),(e)	1,205,374
2,369,000	Standard Chartered Plc, 7.75%, (a),(d),(e)	2,146,196
3,300,000	Vmed O2 UK Financing I Plc, 4.75%, 7/15/31(a)	2,565,302

		5,916,872

United States — 72.88%
1,650,000	Adient Global Holdings Ltd., 4.88%, 8/15/26(a)	1,446,109
1,840,000	ADT Security Corp. (The), 4.13%, 6/15/23	1,823,848
1,731,000	ADT Security Corp. (The), 4.13%, 8/1/29(a)	1,434,971
1,641,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(a)	1,325,107
2,279,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(a)	2,301,040
1,012,000	Allison Transmission, Inc., 5.88%, 6/1/29(a)	921,522
1,206,000	AMC Networks, Inc., 4.25%, 2/15/29	906,568
1,534,000	Ardagh Packaging Finance Plc /Ardagh Holdings USA, Inc., 5.25%, 4/30/25(a)	1,437,082
1,760,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	1,480,472
2,355,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32(a)	1,823,783

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$1,830,000	ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(a)	$1,407,700
1,550,333	BCPE Ulysses Intermediate, Inc., PIK, 7.75%, 4/1/27(a)	1,065,480
3,044,000	Boxer Parent Co., Inc., 7.13%, 10/2/25(a)	2,984,571
922,000	Boyne USA, Inc., 4.75%, 5/15/29(a)	774,026
3,055,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26(a)	2,691,463
2,281,000	Brundage- Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(a)	2,058,608
2,011,000	Builders FirstSource, Inc., 4.25%, 2/1/32(a)	1,544,427
1,000,000	Builders FirstSource, Inc., 5.00%, 3/1/30(a)	849,814
1,019,000	Cablevision Lightpath LLC, 3.88%, 9/15/27(a)	858,365
1,216,000	Cablevision Lightpath LLC, 5.63%, 9/15/28(a)	972,872
2,161,000	Caesars Entertainment, Inc., 6.25%, 7/1/25(a)	2,082,664
555,000	Caesars Resort Collection LLC /CRC Finco, Inc., 5.75%, 7/1/25(a)	535,665
3,188,000	Carriage Services, Inc., 4.25%, 5/15/29(a)	2,539,671
2,355,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(a)	1,746,761
1,666,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(a)	1,349,713
1,093,376	CCO Holdings LLC /CCO Holdings Capital Corp., 5.13%, 5/1/27(a)	986,794
3,318,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(a)	3,195,360
2,500,000	Central Garden & Pet Co., 4.13%, 4/30/31(a)	1,963,227
2,619,000	CHS/Community Health Systems, Inc., 8.00%, 3/15/26(a)	2,280,006
3,730,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26(a)	3,562,150
2,549,000	CMG Media Corp., 8.88%, 12/15/27(a)	1,947,988
1,676,000	Condor Merger Sub, Inc., 7.38%, 2/15/30(a)	1,372,199
1,457,000	Constellium SE, 3.75%, 4/15/29(a)	1,063,801
4,380,000	Coty, Inc., 5.00%, 4/15/26(a)	4,011,906
2,932,000	CQP Holdco LP /BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(a)	2,482,994
1,049,000	CSC Holdings LLC, 7.50%, 4/1/28(a)	856,453
1,450,000	Darling Ingredients, Inc., 6.00%, 6/15/30(a)	1,384,007
3,208,000	Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(a)	2,830,910
1,992,000	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(a)	1,721,230
2,214,000	DISH DBS Corp., 5.25%, 12/1/26(a)	1,827,366
1,699,000	DISH DBS Corp., 5.75%, 12/1/28(a)	1,280,936
2,158,000	Domtar Corp., 6.75%, 10/1/28(a)	1,661,746
2,536,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 4/1/26(a)	2,229,909
1,234,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 4/1/29(a)	1,013,259
1,030,000	Ford Motor Co., 4.75%, 1/15/43	684,871
1,035,000	Ford Motor Co., 6.10%, 8/19/32	912,380
2,000,000	Ford Motor Credit Co. LLC, 2.70%, 8/10/26	1,656,800
2,260,000	Ford Motor Credit Co. LLC, 4.54%, 8/1/26	2,020,683
3,402,000	Forestar Group, Inc., 3.85%, 5/15/26(a)	2,822,316
786,000	Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/1/28(a)	630,618

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$1,240,750	Freedom Mortgage Corp., 6.63%, 1/15/27(a)	$885,263
1,229,000	Freedom Mortgage Corp., 8.13%, 11/15/24(a)	1,068,972
1,456,000	Gap, Inc. (The), 3.63%, 10/1/29(a)	955,514
1,254,000	Gap, Inc. (The), 3.88%, 10/1/31(a)	803,502
3,090,000	G-III Apparel Group Ltd., 7.88%, 8/15/25(a)	2,804,024
758,000	Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29	683,461
1,694,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	1,543,526
2,972,000	GPD Cos., Inc., 10.13%, 4/1/26(a)	2,729,117
2,654,000	GrafTech Finance, Inc., 4.63%, 12/15/28(a)	1,983,919
1,100,000	Gray Television, Inc., 5.88%, 7/15/26(a)	1,014,384
2,446,000	Gray Television, Inc., 7.00%, 5/15/27(a)	2,297,330
3,317,000	Griffon Corp., 5.75%, 3/1/28	2,850,501
3,055,000	International Game Technology Plc, 4.13%, 4/15/26(a)	2,784,846
235,000	International Game Technology Plc, 6.50%, 2/15/25(a)	234,413
3,172,000	IRB Holding Corp., 7.00%, 6/15/25(a)	3,158,142
2,256,000	ITT Holdings LLC, 6.50%, 8/1/29(a)	1,757,214
1,910,000	Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 8/15/28(a)	1,408,222
1,100,000	KB Home, 7.63%, 5/15/23	1,099,991
1,224,000	Kontoor Brands, Inc., 4.13%, 11/15/29(a)	968,246
1,103,000	LABL, Inc., 5.88%, 11/1/28(a)	894,923
2,278,000	LBM Acquisition LLC, 6.25%, 1/15/29(a)	1,542,613
2,045,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)	1,697,350
1,522,000	Legacy LifePoint Health LLC, 4.38%, 2/15/27(a)	1,265,739
2,114,000	Lithia Motors, Inc., 4.38%, 1/15/31(a)	1,731,301
4,119,000	Macy’s Retail Holdings LLC, 6.13%, 3/15/32(a)	3,157,935
2,663,000	MasTec, Inc., 4.50%, 8/15/28(a)	2,315,349
3,659,000	Matthews International Corp., 5.25%, 12/1/25(a)	3,295,473
1,194,000	Medline Borrower LP, 3.88%, 4/1/29(a)	958,834
1,841,000	Metis Merger Sub LLC, 6.50%, 5/15/29(a)	1,436,721
3,567,000	MGM Resorts International, 6.00%, 3/15/23	3,564,464
2,682,000	Michaels Cos., Inc. (The), 5.25%, 5/1/28(a)	1,884,065
363,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)	285,692
926,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(a)	790,918
1,601,000	NESCO Holdings II, Inc., 5.50%, 4/15/29(a)	1,334,269
2,037,000	Nexstar Media, Inc., 5.63%, 7/15/27(a)	1,875,635
1,200,000	NortonLifeLock, Inc., 6.75%, 9/30/27(a)	1,155,248
1,040,000	NortonLifeLock, Inc., 7.13%, 9/30/30(a)	1,003,332
1,897,000	NuStar Logistics LP, 5.75%, 10/1/25	1,757,307
2,396,000	OT Merger Corp., 7.88%, 10/15/29(a)	1,564,016
1,104,000	Pike Corp., 5.50%, 9/1/28(a)	894,356
594,000	Post Holdings, Inc., 5.75%, 3/1/27(a)	567,229
660,000	Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 9/15/28(a)	457,983
1,746,000	Railworks Holdings LP / Railworks Rally, Inc., 8.25%, 11/15/28(a)	1,630,975
3,724,000	Rayonier AM Products, Inc., 7.63%, 1/15/26(a)	3,225,224
1,479,000	Realogy Group LLC / Realogy Co.-Issuer Corp., 4.88%, 6/1/23(a)	1,452,322
1,124,000	Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(a)	765,876

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$2,307,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26(a)	$2,064,433
1,338,000	Resolute Forest Products, Inc., 4.88%, 3/1/26(a)	1,301,587
1,602,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29(a)	1,376,220
1,904,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.63%, 3/1/30(a)	1,525,356
3,542,000	Sinclair Television Group, Inc., 4.13%, 12/1/30(a)	2,680,910
1,706,000	Sirius XM Radio, Inc., 4.00%, 7/15/28(a)	1,453,067
3,882,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26(a)	3,242,056
3,167,000	SRM Escrow Issuer LLC, 6.00%, 11/1/28(a)	2,577,418
1,817,000	Summer BC Bidco B LLC, 5.50%, 10/31/26(a)	1,499,340
2,155,000	Sylvamo Corp., 7.00%, 9/1/29(a)	1,851,742
1,600,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(a)	1,579,977
1,053,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.63%, 3/1/24(a)	1,034,145
3,056,000	TEGNA, Inc., 5.00%, 9/15/29	2,820,618
2,534,000	Tenet Healthcare Corp., 6.13%, 10/1/28(a)	2,235,517
1,730,000	Tenet Healthcare Corp., 6.25%, 2/1/27(a)	1,614,626
1,087,000	TI Automotive Finance Plc, 3.75%, 4/15/29(f),(g)	717,412
2,523,000	TransDigm, Inc., 6.25%, 3/15/26(a)	2,446,887
824,919	Univision Communications, Inc., 5.13%, 2/15/25(a)	782,753
2,713,000	Univision Communications, Inc., 6.63%, 6/1/27(a)	2,564,397
615,000	Univision Communications, Inc., 7.38%, 6/30/30(a)	584,282
1,066,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29(a)	916,287
978,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31(a)	810,480
2,257,000	VICI Properties LP /VICI Note Co., Inc., REIT, 3.50%, 2/15/25(a)	2,086,218
1,638,000	VICI Properties LP / VICI Note Co., Inc., REIT, 4.63%, 6/15/25(a)	1,541,979
1,844,000	Victoria’s Secret & Co., 4.63%, 7/15/29(a)	1,393,019
521,000	Voyager Aviation Holdings LLC, 8.50%, 5/9/26(a)	475,147
1,133,000	Western Midstream Operating LP, 5.45%, 4/1/44	936,133
1,546,000	White Cap Buyer LLC, 6.88%, 10/15/28(a)	1,277,375
1,037,000	White Cap Parent LLC, PIK, 8.25%, 3/15/26(a)	882,265

		204,569,593

Total Corporate Bonds		261,894,407

(Cost $302,091,197)

Shares
Common Stocks — 0.07%
United Kingdom — 0.00%
12,023	AVTCAP WARR*	4,752

United States — 0.07%
70,137	Quintis Ltd.*,(b),(c)	1,402
1,445	Voyager Aviation Holdings LLC*	180,625

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Shares		Value

241	Voyager Aviation Holdings LLC*,(b),(c)	$0

12,785	W R Grace & Co.*,(b),(c)	1,381

		183,408

Total Common Stocks		188,160

(Cost $2)

Rights/Warrants — 0.00% Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*	0

Total Rights/Warrants		0

(Cost $0)

Investment Company — 2.81%
7,884,517 U.S.	Government Money Market Fund, RBC Institutional Class 1 (h)	7,884,517

Total Investment Company		7,884,517

(Cost $7,884,517)
Total Investments		$269,967,084
(Cost $309,975,716)(i) — 96.18%

Other assets in excess of liabilities — 3.82%		10,713,246

NET ASSETS — 100.00%		$280,680,330

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(e)	Perpetual security with no stated maturity date.

(f)	Principal amount denoted in Euros.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(h)	Affiliated investment.

(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Foreign currency exchange contracts as of September 30, 2022:

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	623,101	EUR	610,031	Citibank N.A.		10/25/22	$24,212
USD	969,179	EUR	948,938	Citibank N.A.		10/25/22	37,573
USD	884,067	EUR	860,000	Citibank N.A.		10/25/22	39,774
USD	623,147	EUR	610,031	Citibank N.A.		10/25/22	24,257
USD	2,359,361	GBP	1,965,000	Citibank N.A.		10/25/22	164,152

							$289,968

EUR	110,000	USD	108,318	Citibank N.A.		10/25/22	$(328)
GBP	1,000,000	USD	1,209,894	Citibank N.A.		10/25/22	(92,739)
GBP	275,000	USD	309,885	Citibank N.A.		10/25/22	(2,667)

							$(95,734)

Total							$194,234

Abbreviations used are defined below:

EUR - Euro

GBP - United Kingdom Pound Sterling

REIT - Real Estate Investment Trust

USD - United States Dollar

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2022

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Consumer, Cyclical	26.08%
Communications	17.42%
Consumer, Non-cyclical	13.52%
Financial	13.03%
Industrial	10.92%
Basic Materials	5.60%
Energy	4.93%
Technology	1.55%
Utilities	0.32%
Other*	6.63%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund

September 30, 2022

Principal Amount		Value

Corporate Bonds — 45.48%
Australia — 0.62%
$ 160,000	Santos Finance Ltd., 3.65%, 4/29/31(a)	$125,046
160,000	South32 Treasury Ltd., 4.35%, 4/14/32(b)	137,028

		262,074

Belgium — 0.27%
121,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	113,824

Canada — 0.64%
160,000	Bank of Nova Scotia (The), 4.59%, 5/4/37(c)	135,836
144,000	Toronto-Dominion Bank (The), GMTN, 4.46%, 6/8/32	131,332

		267,168

Chile — 0.42%
260,000	Empresa de los Ferrocarriles del Estado, 3.83%, 9/14/61(a)	174,728

France — 0.54%
200,000(d)	Electricite de France SA, 3.00%, (a),(c),(e)	142,634
100,000(f)	Electricite de France SA, EMTN, 5.88%, (a),(c),(e)	83,377

		226,011

Germany — 1.50%
200,000(d)	Commerzbank AG, 6.13%, (a),(c),(e)	164,814
200,000(d)	Deutsche Bank AG, EMTN, 1.75%, 11/19/30(a),(c)	148,154
200,000(d)	Deutsche Bank AG, 4.63%, (a),(c),(e)	131,016
200,000	Volkswagen Group of America Finance LLC, 4.60%, 6/8/29(b)	184,158

		628,142

India — 0.34%
200,000	Summit Digitel Infrastructure Ltd., 2.88%, 8/12/31(a)	144,551

Ireland — 1.33%
220,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/15/27	198,400
160,000	Avolon Holdings Funding Ltd., 3.25%, 2/15/27(b)	134,133
230,000	Avolon Holdings Funding Ltd., 5.13%, 10/1/23(b)	227,245

		559,778

Italy — 0.75%
200,000	UniCredit SpA, 3.13%, 6/3/32(b),(c)	142,313
200,000(d)	UniCredit SpA, 7.50%, (a),(c),(e)	171,968

		314,281

Japan — 5.20%
600,000	Mitsubishi UFJ Financial Group, Inc., 4.79%, 7/18/25(c)	592,274
220,000	Mitsubishi UFJ Financial Group, Inc., 5.13%, 7/20/33(c)	205,728
380,000	Mizuho Financial Group, Inc., 2.65%, 5/22/26(c)	348,950

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$ 230,000	Nissan Motor Co. Ltd., 4.35%, 9/17/27(b)	$197,649
220,000	Nissan Motor Co. Ltd., 4.81%, 9/17/30(b)	179,096
200,000	Nomura Holdings, Inc., 5.61%, 7/6/29	190,399
200,000(d)	Rakuten Group, Inc., 4.25%, (a),(c),(e)	124,529
200,000	Rakuten Group, Inc., 5.13%, (a),(c),(e)	150,380
210,000	Renesas Electronics Corp., 1.54%, 11/26/24(b)	191,942

		2,180,947

South Africa — 0.37%
200,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	156,243

Spain — 0.38%
200,000(d)	Abertis Infraestructuras Finance BV, 3.25%, (a),(c),(e)	158,242

Switzerland — 0.95%
250,000	Credit Suisse Group AG, 3.09%, 5/14/32(b),(c)	175,581
250,000	Credit Suisse Group AG, 6.54%, 8/12/33(b),(c)	224,157

		399,738

Taiwan — 0.45%
200,000	TSMC Global Ltd., 4.63%, 7/22/32(b)	189,399

United Kingdom —1.29%
200,000	Barclays Plc, 8.00%, (c),(e)	178,046
200,000	HSBC Holdings Plc, 4.76%, 6/9/28(c)	183,571
200,000	HSBC Holdings Plc, 5.40%, 8/11/33(c)	177,773

		539,390

United States — 30.43%
153,000	Aircastle Ltd., 2.85%, 1/26/28(b)	118,107
220,000	American Express Co., 4.42%, 8/3/33(c)	200,228
156,000	American Tower Corp., REIT, 4.05%, 3/15/32	134,306
165,000	AT& T, Inc., 2.55%, 12/1/33	122,788
220,000	AT&T, Inc., 3.65%, 9/15/59	142,832
400,000	Athene Global Funding, 2.51%, 3/8/24(b)	381,561
465,000	Athene Global Funding, (Secured Overnight Financing Average Index + 0.700%), 3.44%, 5/24/24(b),(g)	456,127
162,000	Athene Holding Ltd., 3.45%, 5/15/52	99,655
260,000	Bank of America Corp., 2.48%, 9/21/36(c)	188,109
230,000	Bank of America Corp., 4.57%, 4/27/33(c)	206,397
230,000	Bank of America Corp., 5.02%, 7/22/33(c)	213,968
210,000(d)	Berry Global, Inc., 1.00%, 1/15/25(a)	186,651
186,000	Broadcom, Inc., 2.60%, 2/15/33(b)	133,218
177,000	Broadcom, Inc., 4.93%, 5/15/37(b)	146,427
250,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	146,449
700,000	Citigroup, Inc., 0.98%, 5/1/25(c)	649,388
220,000	Citigroup, Inc., 3.06%, 1/25/33(c)	173,486

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$ 180,000	Citigroup, Inc., 4.14%, 5/24/25(c)	$175,973
220,000	Citigroup, Inc., 4.91%, 5/24/33(c)	202,416
250,000	Comerica Bank, 5.33%, 8/25/33(c)	233,242
120,000	Corebridge Financial, Inc., 3.85%, 4/5/29(b)	106,005
180,000	Equinix, Inc., REIT, 3.90%, 4/15/32	152,837
150,000	Essential Utilities, Inc., 5.30%, 5/1/52	134,712
143,000	Eversource Energy, 4.20%, 6/27/24	140,998
450,000	Fidelity National Information Services, Inc., 4.50%, 7/15/25	440,673
170,000	Flex Intermediate Holdco LLC, 4.32%, 12/30/39(b)	120,914
122,000	General Motors Co., 5.40%, 4/1/48	96,221
150,000	General Motors Financial Co., Inc., 4.30%, 4/6/29	130,702
70,000	Global Atlantic Fin Co., 3.13%, 6/15/31(b)	51,292
160,000	Global Payments, Inc., 1.50%, 11/15/24	147,362
110,000	Global Payments, Inc., 5.30%, 8/15/29	103,556
149,000	Global Payments, Inc., 5.95%, 8/15/52	130,954
271,000	Goldman Sachs Group, Inc. (The), 2.38%, 7/21/32(c)	204,712
230,000	HCA, Inc., 4.63%, 3/15/52(b)	173,045
200,000	HP, Inc., 4.00%, 4/15/29	175,910
300,000	Intel Corp., 4.90%, 8/5/52	264,760
530,000	JPMorgan Chase & Co., 2.60%, 2/24/26(c)	493,074
300,000	JPMorgan Chase & Co., 4.57%, 6/14/30(c)	275,434
190,000	JPMorgan Chase & Co., 4.91%, 7/25/33(c)	175,471
170,000	Keurig Dr Pepper, Inc., 4.50%, 4/15/52	134,466
200,000	Kinder Morgan, Inc., 4.80%, 2/1/33	179,446
170,000	KKR Group Finance Co. XII LLC, 4.85%, 5/17/32(b)	156,420
200,000	KLA Corp., 5.25%, 7/15/62	184,372
259,000	Kyndryl Holdings, Inc., 3.15%, 10/15/31	171,285
200,000	Kyndryl Holdings, Inc., 4.10%, 10/15/41	114,677
1,000,000	Morgan Stanley, GMTN, 0.79%, 1/22/25(c)	936,726
260,000	Morgan Stanley, 2.48%, 9/16/36(c)	186,308
280,000	Morgan Stanley, GMTN, 4.89%, 7/20/33(c)	260,361
160,000	Oracle Corp., 3.65%, 3/25/41	108,608
180,000	Oracle Corp., 4.10%, 3/25/61	113,934
200,000	Royalty Pharma Plc, 3.55%, 9/2/50	125,028
210,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	201,840
200,000	SVB Financial Group, 4.57%, 4/29/33(c)	175,340
180,000	T-Mobile USA, Inc., 5.20%, 1/15/33	172,246
140,000(d)	Upjohn Finance BV, 1.91%, 6/23/32(a)	96,916
150,000	Viatris, Inc., 4.00%, 6/22/50	89,630
170,000	VICI Properties LP, REIT, 4.95%, 2/15/30	153,715
130,000	Warnermedia Holdings, Inc., 3.43%, 3/15/24(b)	125,738
188,000	Warnermedia Holdings, Inc., 5.05%, 3/15/42(b)	140,717
410,000	Warnermedia Holdings, Inc., 5.14%, 3/15/52(b)	297,930
440,000	Wells Fargo & Co., GMTN, 4.81%, 7/25/28(c)	420,386

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

$ 290,000	Wells Fargo & Co., GMTN, 4.90%, 7/25/33(c)	$266,764
142,000	Williams Cos., Inc. (The), 4.65%, 8/15/32	128,987

		12,771,800

Total Corporate Bonds		19,086,316

(Cost $22,725,943)

U.S. Government Agency Backed Mortgages — 26.95%
United States — 26.95%
1,300,000	Fannie Mae, (TBA), 3.50%, 10/1/52	1,168,326
1,925,000	Fannie Mae, (TBA), 3.00%, 10/1/52	1,672,346
3,000,000	Fannie Mae, (TBA), 2.50%, 10/1/52	2,517,108
3,800,000	Fannie Mae, (TBA), 2.00%, 10/1/52	3,072,057
897,416	Fannie Mae, Pool #BT8271, 4.00%, 7/1/52	834,237
194,943	Fannie Mae, Pool #CB4766, 5.00%, 9/1/52	192,224
573,402	Fannie Mae, Pool #CB4768, 5.00%, 9/1/52	566,687
897,285	Freddie Mac, Pool #QE6931, 4.50%, 7/1/52	858,401
448,935	Freddie Mac, Pool #RA7718, 4.50%, 7/1/52	428,160

		11,309,546

Total U.S. Government Agency Backed Mortgages		11,309,546

(Cost $11,892,949)

Shares
Collateralized Mortgage Obligations — 17.52%
United States — 17.52%
330,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 4.13%, 1/16/37(b),(g)	315,716
49,505	Bellemeade Re Ltd., Series 2019-1A, Class M1B, (LIBOR USD 1-Month + 1.750%), 4.83%, 3/25/29(b),(g)	49,442
88,403	Bellemeade Re Ltd., Series 2018-3A, Class M1B, (LIBOR USD 1-Month + 1.850%), 4.93%, 10/25/28(b),(g)	88,226
373,385	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 4.22%, 10/15/38(b),(g)	350,519
300,000	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1-Month + 1.426%), 4.24%, 10/15/36(b),(g)	280,869
500,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 6.73%, 6/15/27(b),(g)	494,635
400,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 5.79%, 3/15/39(b),(g)	381,729
380,000	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 5.76%, 4/15/37(b),(g)	359,372
600,000	Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.56%, 4/10/46(b),(h)	589,300
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 4.18%, 12/25/41(b),(g)	187,811
88,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.100%), 5.38%, 3/25/42(b),(g)	82,195

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Shares		Value

$625,000	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65(b),(h)	$587,052
688,190	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1-Month + 1.800%), 4.88%, 4/25/29(b),(g)	683,920
298,759	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 3.18%, 11/25/41(b),(g)	293,819
196,458	Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class M2, (Secured Overnight Financing Rate 30 Day Average + 1.500%), 3.78%, 10/25/41(b),(g)	186,296
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 4.68%, 2/25/42(b),(g)	426,473
250,000	HONO Mortgage Trust, Series 2021-LULU, Class A, (LIBOR USD 1-Month + 1.150%), 3.97%, 10/15/36(b),(g)	240,409
346,017	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(b),(h)	321,745
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 4.80%, 1/15/39(b),(g)	377,354
400,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b),(h)	375,034
400,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(b),(h)	345,856
400,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(b),(h)	335,266
Total Collateralized Mortgage Obligations		7,353,038

(Cost $7,772,852)

Asset Backed Securities — 14.97%
Cayman Islands — 1.24%
300,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 4.39%, 10/17/29(b),(g)	287,070
250,000	TCW CLO Ltd., Series 2018-1A, Class A2RB, (LIBOR USD 3-Month + 1.400%), 4.18%, 4/25/31(b),(g)	236,425

		523,495

United Kingdom — 0.58%
250,000	Newday Funding Master Issuer Plc, Series 2021-3A, Class A2, (SOFR RATE + 1.000%), 3.67%, 11/15/29(b),(g)	242,632

United States — 13.15%
500,000	American Credit Acceptance Receivables Trust, Series 2020-1, Class E, 3.32%, 3/13/26(b)	488,560
500,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	469,622
500,000	Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51(b)	418,850
280,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	257,002
450,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	417,462
500,000	Flagship Credit Auto Trust, Series 2021-4, Class D, 2.26%, 12/15/27(b)	449,246

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Shares		Value

$500,000	GM Financial Automobile Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	$483,207
400,000	GM Financial Automobile Leasing Trust, Series 2022-3, Class B, 4.90%, 8/20/26	394,856
182,160	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52(b)	158,713
244,000	Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 7/30/47(b)	228,598
316,546	MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41(b)	284,542
300,751	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	269,716
166,165	Neighborly Issuer, Series 2022-1A, Class A2, 3.70%, 1/30/52(b)	136,194
360,000	Progress Residential Trust, Series 2020-SFR2, Class D, 3.87%, 6/17/37(b)	337,040
215,000	Progress Residential Trust, Series 2020-SFR2, Class E, 5.12%, 6/17/37(b)	204,504
400,000	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.42%, 11/15/27	389,236
158,400	Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51(b)	130,340

		5,517,688

Total Asset Backed Securities		6,283,815

(Cost $6,806,218)

Principal Amount
Bank Loans — 6.07%
Ireland — 2.08%
395,970	Avolon US LLC, 1st Lien Term Loan B5, (LIBOR 1-Month + 2.25%), 5.39%, 12/1/27(g)	385,081
500,000	Setanta Aircraft Leasing DAC, 1st Lein Term Loan B, (LIBOR 3-Month + 2.00%), 4.87%, 11/5/28(g)	487,500

		872,581

United States — 3.99%
500,000	Entegris, Inc., 1st Lein Term Loan B, (Term SOFR 1M + 3.00%), 6.04%, 7/6/29(g)	495,555
400,000	Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR 1-Month + 1.75%), 4.81%, 6/21/26(g)	386,332
400,000	Sensata Technologies, Inc., 1st Lein Term Loan B, (LIBOR 1-Month + 1.75%), 4.80%, 9/20/26(g)	397,000
400,000	Univar Solutions USA Inc/Washington, 1st Lein Term Loan B6, (LIBOR 1-Month + 2.00%), 5.14%, 6/3/28(g)	393,776

		1,672,663

Total Bank Loans		2,545,244

(Cost $2,594,178)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Principal Amount		Value

U.S. Treasury Obligations — 5.08%
United States — 5.08%
$ 2,200,000	U.S. Treasury Notes, 2.25%, 3/31/24	$2,133,656

Total U.S. Treasury Obligations		2,133,656

(Cost $2,136,578)

Foreign Government Bonds — 0.20%
Mexico — 0.20%
130,000(d)	Mexico Government International Bond, 4.00%, 3/15/2115	83,493

Total Foreign Government Bonds		83,493

(Cost $164,222)

Shares
Investment Company — 8.26%
3,468,902	U.S. Government Money Market Fund, RBC Institutional Class 1 (i)	3,468,902

Total Investment Company		3,468,902

(Cost $3,468,902)

Total Investments		$52,264,010
(Cost $57,561,842)(j) — 124.53%

Liabilities in excess of other assets — (24.53)%		(10,296,230)

NET ASSETS — 100.00%		$41,967,780

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Principal amount denoted in Euros.

(e)	Perpetual security with no stated maturity date.

(f)	Principal amount denoted in British Pounds.

(g)	Floating rate note. Rate shown is as of report date.

(h)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(i)	Affiliated investment.

(j)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Foreign currency exchange contracts as of September 30, 2022:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	1,649,664	EUR	1,627,497	Citibank N.A.	10/25/22	$51,892
USD	518,983	GBP	437,629	Citibank N.A.	10/25/22	30,083
USD	400,000	JPY	57,430,200	Citibank N.A.	10/25/22	2,271

						$84,246

JPY	57,630,600	USD	400,000	Citibank N.A.	10/25/22	$(883)
NOK	4,096,773	EUR	400,000	Citibank N.A.	10/25/22	(16,381)

						$(17,264)

Total						$66,982

Financial futures contracts as of September 30, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
30 Year U.S. Treasury Bond	15	December 2022	$(132,129)	USD	$1,896,094	Morgan Stanley & Co. LLC
30 Year U.S. Ultra Treasury Bond	14	December 2022	(102,882)	USD	1,918,000	Morgan Stanley & Co. LLC
Five Year U.S. Treasury Note	42	December 2022	(139,075)	USD	4,515,328	Morgan Stanley & Co. LLC
Ten Year U.S. Treasury Note	59	December 2022	(78,373)	USD	6,611,688	Morgan Stanley & Co. LLC

Total			$(452,459)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	6	December 2022	$38,533	EUR	$814,363	Morgan Stanley & Co. LLC
10 Year Japan Treasury Bond	1	December 2022	1,895	JPY	1,024,667	Morgan Stanley & Co. LLC
10 Year U.S. Ultra Treasury Bond	20	December 2022	112,181	USD	2,369,688	Morgan Stanley & Co. LLC
30 Year Euro-Buxl	2	December 2022	25,931	EUR	287,429	Morgan Stanley & Co. LLC
5 Year Euro-Bobl	5	December 2022	13,716	EUR	586,805	Morgan Stanley & Co. LLC
Euro-Schatz	3	December 2022	2,702	EUR	315,081	Morgan Stanley & Co. LLC
Two Year U.S. Treasury Note	24	December 2022	53,003	USD	4,929,375	Morgan Stanley & Co. LLC

Total			$247,961

Interest rate swaps as of September 30, 2022:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
1.65%	USD-CITILDN	Quarterly	Morgan Stanley & Co. LLC	2/8/32	USD	1,380	$ 238,366
1.88%	EUR-BNPLDN	Semi-Annually	Morgan Stanley & Co. LLC	10/25/32	EUR	1,060	(107,875)

Total							$ 130,491

Credit default swaps buy protection as of September 30, 2022:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Depreciation	Value
1.00%	Markit CDX IG Index Series 39	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	6,703	$29,824	$(8,865)	$20,959
1.00%	Markit CDX IG Index, Series 39	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	6,265	29,655	(10,065)	19,590

Total							$59,479	$(18,930)	$40,549

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2022

Abbreviations used are defined below:

Bobl - German Bundesobligationen

EMTN - Euro Medium Term Note

EUR - Euro

GBP - United Kingdom Pound Sterling

GMTN - Global Medium Term Note

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

NOK - Norwegian Krone

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

TBA - To-be-announced

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Collateralized Mortgage Obligations	17.52%
Asset Backed Securities	14.97%
Foreign Government Bonds	0.20%
Financial	56.46%
Technology	6.51%
Consumer, Cyclical	5.08%
Government	5.08%
Consumer, Non-cyclical	2.66%
Industrial	2.53%
Communications	2.05%
Energy	1.32%
Utilities	1.19%
Basic Materials	0.70%
Other*	(16.27)%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund

September 30, 2022

Principal Amount		Value

Corporate Bonds — 41.07%
Australia — 0.54%
$ 160,000	Santos Finance Ltd., 3.65%, 4/29/31(a)	$125,046
160,000	South32 Treasury Ltd., 4.35%, 4/14/32(b)	137,028

		262,074

Belgium — 0.26%
138,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	129,815

Canada — 0.59%
170,000	Bank of Nova Scotia (The), 4.59%, 5/4/37(c)	144,326
157,000	Toronto-Dominion Bank (The), GMTN, 4.46%, 6/8/32	143,189

		287,515

Chile — 0.36%
260,000	Empresa de los Ferrocarriles del Estado, 3.83%, 9/14/61(a)	174,728

France — 0.46%
200,000(d)	Electricite de France SA, 3.00%, (a),(c),(e)	142,634
100,000(f)	Electricite de France SA, EMTN, 5.88%, (a),(c),(e)	83,377

		226,011

Germany — 1.29%
200,000(d)	Commerzbank AG, 6.13%, (a),(c),(e)	164,814
200,000(d)	Deutsche Bank AG, EMTN, 1.75%, 11/19/30(a),(c)	148,154
200,000(d)	Deutsche Bank AG, 4.63%, (a),(c),(e)	131,016
200,000	Volkswagen Group of America Finance LLC, 4.60%, 6/8/29(b)	184,158

		628,142

India — 0.30%
200,000	Summit Digitel Infrastructure Ltd., 2.88%, 8/12/31(a)	144,551

Ireland — 1.15%
220,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/15/27	198,400
160,000	Avolon Holdings Funding Ltd., 3.25%, 2/15/27(b)	134,133
230,000	Avolon Holdings Funding Ltd., 5.13%, 10/1/23(b)	227,245

		559,778

Italy — 0.64%
200,000	UniCredit SpA, 3.13%, 6/3/32(b),(c)	142,313
200,000(d)	UniCredit SpA, 7.50%, (a),(c),(e)	171,968

		314,281

Japan — 4.69%
660,000	Mitsubishi UFJ Financial Group, Inc., 4.79%, 7/18/25(c)	651,501
220,000	Mitsubishi UFJ Financial Group, Inc., 5.13%, 7/20/33(c)	205,728
380,000	Mizuho Financial Group, Inc., 2.65%, 5/22/26(c)	348,950

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Principal Amount		Value

$ 230,000	Nissan Motor Co. Ltd., 4.35%, 9/17/27(b)	$197,649
220,000	Nissan Motor Co. Ltd., 4.81%, 9/17/30(b)	179,096
200,000	Nomura Holdings, Inc., 5.61%, 7/6/29	190,399
200,000(d)	Rakuten Group, Inc., 4.25%, (a),(c),(e)	124,529
200,000	Rakuten Group, Inc., 5.13%, (a),(c),(e)	150,380
260,000	Renesas Electronics Corp., 1.54%, 11/26/24(b)	237,643

		2,285,875

South Africa — 0.32%
200,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	156,244

Spain — 0.32%
200,000(d)	Abertis Infraestructuras Finance BV, 3.25%, (a),(c),(e)	158,242

Switzerland — 0.84%
250,000	Credit Suisse Group AG, 3.09%, 5/14/32(b),(c)	175,580
260,000	Credit Suisse Group AG, 6.54%, 8/12/33(b),(c)	233,124

		408,704

Taiwan — 0.39%
200,000	TSMC Global Ltd., 4.63%, 7/22/32(b)	189,399

United Kingdom — 1.20%
200,000	Barclays Plc, 8.00%, (c),(e)	178,046
250,000	HSBC Holdings Plc, 4.76%, 6/9/28(c)	229,464
200,000	HSBC Holdings Plc, 5.40%, 8/11/33(c)	177,772

		585,282

United States — 27.72%
165,000	Aircastle Ltd., 2.85%, 1/26/28(b)	127,370
220,000	American Express Co., 4.42%, 8/3/33(c)	200,228
156,000	American Tower Corp., REIT, 4.05%, 3/15/32	134,306
185,000	AT&T, Inc., 2.55%, 12/1/33	137,672
230,000	AT&T, Inc., 3.65%, 9/15/59	149,324
400,000	Athene Global Funding, 2.51%, 3/8/24(b)	381,561
535,000	Athene Global Funding, (Secured Overnight Financing Average Index + 0.700%), 3.44%, 5/24/24(b),(g)	524,792
175,000	Athene Holding Ltd., 3.45%, 5/15/52	107,652
260,000	Bank of America Corp., 2.48%, 9/21/36(c)	188,109
250,000	Bank of America Corp., 4.57%, 4/27/33(c)	224,345
250,000	Bank of America Corp., 5.02%, 7/22/33(c)	232,574
220,000(d)	Berry Global, Inc., 1.00%, 1/15/25(a)	195,539
209,000	Broadcom, Inc., 2.60%, 2/15/33(b)	149,691
192,000	Broadcom, Inc., 4.93%, 5/15/37(b)	158,837
250,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	146,449
700,000	Citigroup, Inc., 0.98%, 5/1/25(c)	649,388
220,000	Citigroup, Inc., 3.06%, 1/25/33(c)	173,486

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Principal Amount		Value

$ 200,000	Citigroup, Inc., 4.14%, 5/24/25(c)	$195,526
240,000	Citigroup, Inc., 4.91%, 5/24/33(c)	220,817
250,000	Comerica Bank, 5.33%, 8/25/33(c)	233,242
120,000	Corebridge Financial, Inc., 3.85%, 4/5/29(b)	106,005
180,000	Equinix, Inc., REIT, 3.90%, 4/15/32	152,837
160,000	Essential Utilities, Inc., 5.30%, 5/1/52	143,693
161,000	Eversource Energy, 4.20%, 6/27/24	158,746
500,000	Fidelity National Information Services, Inc., 4.50%, 7/15/25	489,636
170,000	Flex Intermediate Holdco LLC, 4.32%, 12/30/39(b)	120,914
136,000	General Motors Co., 5.40%, 4/1/48	107,262
170,000	General Motors Financial Co., Inc., 4.30%, 4/6/29	148,129
73,000	Global Atlantic Fin Co., 3.13%, 6/15/31(b)	53,490
160,000	Global Payments, Inc., 1.50%, 11/15/24	147,362
110,000	Global Payments, Inc., 5.30%, 8/15/29	103,556
149,000	Global Payments, Inc., 5.95%, 8/15/52	130,954
300,000	Goldman Sachs Group, Inc. (The), 2.38%, 7/21/32(c)	226,618
260,000	HCA, Inc., 4.63%, 3/15/52(b)	195,616
240,000	HP, Inc., 4.00%, 4/15/29	211,092
320,000	Intel Corp., 4.90%, 8/5/52	282,410
580,000	JPMorgan Chase & Co., 2.60%, 2/24/26(c)	539,591
300,000	JPMorgan Chase & Co., 4.57%, 6/14/30(c)	275,434
210,000	JPMorgan Chase & Co., 4.91%, 7/25/33(c)	193,941
187,000	Keurig Dr Pepper, Inc., 4.50%, 4/15/52	147,913
200,000	Kinder Morgan, Inc., 4.80%, 2/1/33	179,446
170,000	KKR Group Finance Co. XII LLC, 4.85%, 5/17/32(b)	156,420
200,000	KLA Corp., 5.25%, 7/15/62	184,372
261,000	Kyndryl Holdings, Inc., 3.15%, 10/15/31	172,607
200,000	Kyndryl Holdings, Inc., 4.10%, 10/15/41	114,677
1,000,000	Morgan Stanley, GMTN, 0.79%, 1/22/25(c)	936,726
260,000	Morgan Stanley, 2.48%, 9/16/36(c)	186,308
320,000	Morgan Stanley, GMTN, 4.89%, 7/20/33(c)	297,556
165,000	Oracle Corp., 3.65%, 3/25/41	112,002
180,000	Oracle Corp., 4.10%, 3/25/61	113,934
200,000	Royalty Pharma Plc, 3.55%, 9/2/50	125,028
210,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	201,840
200,000	SVB Financial Group, 4.57%, 4/29/33(c)	175,340
200,000	T-Mobile USA, Inc., 5.20%, 1/15/33	191,384
140,000(d)	Upjohn Finance BV, 1.91%, 6/23/32(a)	96,916
150,000	Viatris, Inc., 4.00%, 6/22/50	89,630
180,000	VICI Properties LP, REIT, 4.95%, 2/15/30	162,758
140,000	Warnermedia Holdings, Inc., 3.43%, 3/15/24(b)	135,410
212,000	Warnermedia Holdings, Inc., 5.05%, 3/15/42(b)	158,681
500,000	Warnermedia Holdings, Inc., 5.14%, 3/15/52(b)	363,329
490,000	Wells Fargo & Co., GMTN, 4.81%, 7/25/28(c)	468,157

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Principal Amount		Value

$320,000	Wells Fargo & Co., GMTN, 4.90%, 7/25/33(c)	$294,360
152,000	Williams Cos., Inc. (The), 4.65%, 8/15/32	138,071

		13,521,059

Total Corporate Bonds		20,031,700

(Cost $23,820,984)

Shares
Collateralized Mortgage Obligations — 15.20%
United States — 15.20%
330,000	AREIT Trust, Series 2022-CRE6, Class B, (Secured Overnight Financing Rate 30 Day Average + 1.850%), 4.13%, 1/16/37(b),(g)	315,716
82,027	Bellemeade Re Ltd., Series 2019-1A, Class M1B, (LIBOR USD 1-Month + 1.750%), 4.83%, 3/25/29(b),(g)	81,922
88,403	Bellemeade Re Ltd., Series 2018-3A, Class M1B, (LIBOR USD 1-Month + 1.850%), 4.93%, 10/25/28(b),(g)	88,226
373,385	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (LIBOR USD 1-Month + 1.397%), 4.22%, 10/15/38(b),(g)	350,519
300,000	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (LIBOR USD 1 -Month + 1.426%), 4.24%, 10/15/36(b),(g)	280,869
500,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 6.73%, 6/15/27(b),(g)	494,635
400,000	BX Mortgage Trust, Series 2022-MVRK, Class D, (Term SOFR 1M + 2.864%), 5.79%, 3/15/39(b),(g)	381,729
380,000	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 5.76%, 4/15/37(b),(g)	359,372
600,000	Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.56%, 4/10/46(b),(h)	589,300
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 1.900%), 4.18%, 12/25/41(b),(g)	187,811
88,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (Secured Overnight Financing Rate 30 Day Average + 3.100%), 5.38%, 3/25/42(b),(g)	82,195
625,000	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65(b)	587,052
688,190	Eagle RE Ltd., Series 2019-1, Class M1B, (LIBOR USD 1 -Month + 1.800%), 4.88%, 4/25/29(b),(g)	683,920
298,759	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, (Secured Overnight Financing Rate 30 Day Average + 0.900%), 3.18%, 11/25/41(b),(g)	293,819
217,083	Freddie Mac STACR REMIC Trust, Series 2021-DNA5,Class M2, (Secured Overnight Financing Rate 30 Day Average + 1.650%), 3.93%, 1/25/34(b),(g)	211,688
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (Secured Overnight Financing Rate 30 Day Average + 2.400%), 4.68%, 2/25/42(b),(g)	426,473
250,000	HONO Mortgage Trust, Series 2021-LULU, Class A, (LIBOR USD 1-Month + 1.150%), 3.97%, 10/15/36(b),(g)	240,409
346,017	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(b),(h)	321,745

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Shares		Value

$400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 4.80%, 1/15/39(b),(g)	$377,354
400,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b),(h)	375,034
400,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(b),(h)	345,856
400,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(b),(h)	335,266
Total Collateralized Mortgage Obligations		7,410,910

(Cost $7,831,832)

Asset Backed Securities — 13.01%
Cayman Islands — 1.07%
300,000	OZLM VIII Ltd., Series 2014-8A, Class A2R3, (LIBOR USD 3-Month + 1.650%), 4.39%, 10/17/29(b),(g)	287,070
250,000	TCW CLO Ltd., Series 2018-1A, Class A2RB, (LIBOR USD 3-Month + 1.400%), 4.18%, 4/25/31(b),(g)	236,425

		523,495

United Kingdom — 0.50%
250,000	Newday Funding Master Issuer Plc, Series 2021-3A, Class A2, (SOFR RATE + 1.000%), 3.67%, 11/15/29(b),(g)	242,632

United States — 11.44%
500,000	American Credit Acceptance Receivables Trust, Series 2020-1, Class E, 3.32%, 3/13/26(b)	488,560
500,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	469,622
500,000	Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51(b)	418,850
279,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	256,084
450,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	417,462
500,000	Flagship Credit Auto Trust, Series 2021-4, Class D, 2.26%, 12/15/27(b)	449,246
500,000	GM Financial Automobile Leasing Trust, Series 2021-1, Class D, 1.01%, 7/21/25	483,207
400,000	GM Financial Automobile Leasing Trust, Series 2022-3, Class B, 4.90%, 8/20/26	394,856
205,920	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52(b)	179,415
262,300	Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 7/30/47(b)	245,742
316,546	MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41(b)	284,542
300,751	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	269,716
185,070	Neighborly Issuer, Series 2022-1A, Class A2, 3.70%, 1/30/52(b)	151,689
360,000	Progress Residential Trust, Series 2020-SFR2, Class D, 3.87%, 6/17/37(b)	337,040
215,000	Progress Residential Trust, Series 2020-SFR2, Class E, 5.12%, 6/17/37(b)	204,504

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Shares		Value

$ 400,000	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.42%, 11/15/27	$389,237
168,300	Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51(b)	138,486

		5,578,258

Total Asset Backed Securities		6,344,385

(Cost $6,877,331)

Principal Amount

Bank Loans — 6.82%
Ireland — 2.18%
593,955	Avolon US LLC, 1st Lien Term Loan B5, (LIBOR 1-Month + 2.25%), 5.39%, 12/1/27(g)	577,621
500,000	Setanta Aircraft Leasing DAC, 1st Lein Term Loan B, (LIBOR 3-Month + 2.00%), 4.87%, 11/5/28(g)	487,500

		1,065,121

United States — 4.64%
500,000	Entegris, Inc., 1st Lein Term Loan B, (Term SOFR 1M + 3.00%), 6.04%, 7/6/29(g)	495,555
600,000	Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR 1-Month + 1.75%), 4.81%, 6/21/26(g)	579,498
600,000	Sensata Technologies, Inc., 1st Lein Term Loan B, (LIBOR 1-Month + 1.75%), 4.80%, 9/20/26(g)	595,500
600,000	Univar Solutions USA Inc/Washington, 1st Lein Term Loan B6, (LIBOR 1-Month + 2.00%), 5.14%, 6/3/28(g)	590,664

		2,261,217

Total Bank Loans		3,326,338

(Cost $3,391,848)

U.S. Treasury Obligations — 4.87%
United States — 4.87%
2,488,200	U.S. Treasury Notes, 0.88%, 1/31/24	2,376,426

Total U.S. Treasury Obligations		2,376,426

(Cost $2,418,790)

Foreign Government Bonds — 0.17%
Mexico — 0.17%
130,000(d)	Mexico Government International Bond, 4.00%, 3/15/2115	83,493

Total Foreign Government Bonds		83,493

(Cost $164,222)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Shares		Value

Investment Company — 17.31%
8,444,957	U.S. Government Money Market Fund, RBC Institutional Class 1 (i)	$8,444,957

Total Investment Company		8,444,957

(Cost $8,444,957)

Total Investments		$48,018,209
(Cost $52,949,964) — 98.45%

Other assets in excess of liabilities — 1.55%		754,835

NET ASSETS — 100.00%		$48,773,044

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Principal amount denoted in Euros.

(e)	Perpetual security with no stated maturity date.

(f)	Principal amount denoted in British Pounds.

(g)	Floating rate note. Rate shown is as of report date.

(h)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(i)	Affiliated investment.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Foreign currency exchange contracts as of September 30, 2022:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	1,608,089	EUR	1,586,481	Citibank N.A.	10/25/22	$50,584
USD	535,621	GBP	451,659	Citibank N.A.	10/25/22	31,048
USD	500,000	JPY	71,787,750	Citibank N.A.	10/25/22	2,839

						$84,471

EUR	54,080	USD	54,738	Citibank N.A.	10/25/22	$(1,645)
JPY	72,038,250	USD	500,000	Citibank N.A.	10/25/22	(1,104)
NOK	5,120,967	EUR	500,000	Citibank N.A.	10/25/22	(20,477)

						$(23,226)

Total						$61,245

Financial futures contracts as of September 30, 2022:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Ten Year U.S. Treasury Note	136	December 2022	$(443,995)	USD	$15,240,500	Morgan Stanley & Co. LLC

Total			$(443,995)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	6	December 2022	$38,088	EUR	$814,363	Morgan Stanley & Co. LLC
10 Year Japan Treasury Bond	1	December 2022	1,895	JPY	1,024,667	Morgan Stanley & Co. LLC
10 Year U.S. Ultra Treasury Bond	77	December 2022	502,912	USD	9,123,297	Morgan Stanley & Co. LLC
30 Year Euro-Buxl	2	December 2022	25,931	EUR	287,429	Morgan Stanley & Co. LLC
30 Year U.S. Treasury Bond	25	December 2022	164,486	USD	3,160,156	Morgan Stanley & Co. LLC
30 Year U.S. Ultra Treasury Bond	3	December 2022	17,714	USD	411,000	Morgan Stanley & Co. LLC
5 Year Euro-Bobl	5	December 2022	13,716	EUR	586,805	Morgan Stanley & Co. LLC
Euro-Schatz	3	December 2022	2,702	EUR	315,081	Morgan Stanley & Co. LLC
Five Year U.S. Treasury Note	35	December 2022	124,945	USD	3,762,773	Morgan Stanley & Co. LLC
Two Year U.S. Treasury Note	30	December 2022	96,768	USD	6,161,719	Morgan Stanley & Co. LLC

Total			$989,157

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Interest rate swaps as of September 30, 2022:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
0.85%	USD-CITILDN	Quarterly	Morgan Stanley & Co. LLC	2/8/24	USD	15,000	$759,749
1.65%	USD-CITILDN	Quarterly	Morgan Stanley & Co. LLC	2/8/32	USD	6,380	1,113,995

							$1,873,744
1.88%	EUR-BNPLDN	Semi-Annual	Morgan Stanley & Co. LLC	10/25/32	EUR	1,150	(117,035)

Total							$1,756,709

Credit default swaps buy protection as of September 30, 2022:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Depreciation	Value
1.00%	Markit CDX IG Index, Series 39	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	10,708	$47,644	$(14,162)	$33,482
1.00%	Markit CDX IG Index, Series 39	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	10,009	47,377	(16,080)	31,297

Total							$95,021	$(30,242)	$64,779

Abbreviations used are defined below:

Bobl - German Bundesobligationen

EMTN - Euro Medium Term Note

EUR - Euro

GBP - United Kingdom Pound Sterling

GMTN - Global Medium Term Note

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

NOK - Norwegian Krone

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2022

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Collateralized Mortgage Obligations	15.20%
Asset Backed Securities	13.01%
Foreign Government Bonds	0.17%
Financial	26.82%
Technology	5.97%
Consumer, Cyclical	5.42%
Government	4.87%
Industrial	2.60%
Consumer, Non-cyclical	2.39%
Communications	1.85%
Energy	1.16%
Utilities	1.08%
Basic Materials	0.60%
Other	18.86%

100.00%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2022

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Core Plus Bond Fund	RBC BlueBay Strategic Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $34,062,260, $302,091,199, $54,092,940 and $44,505,007, respectively)	$26,587,235	$262,082,567	$48,795,108	$39,573,252
Affiliated investments (cost $2,571,521, $7,884,517, $3,468,902 and $8,444,957, respectively)	2,571,521	7,884,517	3,468,902	8,444,957
Cash	50,070	50,159	37	26
Cash at broker for financial futures contracts	145,728	—	590,092	24,690
Segregated cash for swap contracts	136,602	1,424,771	386,736	—
Cash at broker for forward foreign currency exchange contracts	40,000	40,000	—	—
Foreign currency, at value (cost $131,859, $666,645, $212,958 and $219,325, respectively)	129,027	686,032	199,331	205,491
Interest and dividend receivable	458,150	4,753,336	281,098	290,237
Receivable from advisor	11,005	—	37,134	29,270
Receivable for capital shares issued	—	877,209	—	—
Receivable for investments sold	473,675	3,370,895	—	—
Due from broker	—	250,000	—	—
Credit default swaps at value (premiums paid $379,687, $0, $59,479 and $95,021, respectively)	420,606	—	40,549	64,779
Unrealized appreciation on futures contracts	64,605	—	247,961	989,157
Unrealized appreciation on interest rate swaps contracts	—	—	238,366	1,873,744
Unrealized appreciation on forward foreign currency exchange contracts	92,499	289,968	84,246	84,471
Prepaid expenses and other assets	17,951	32,589	38,779	38,787

Total Assets	31,198,674	281,742,043	54,408,339	51,618,861

Liabilities:
Cash due to broker for swap contracts	—	—	—	967,725
Professional fees payable	—	4,404	4,000	4,000

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Core Plus Bond Fund	RBC BlueBay Strategic Income Fund
Payable for capital shares redeemed	$—	$664,752	$—	$—
Payable for investments purchased	849,836	172,975	11,771,465	1,202,250
Unrealized depreciation on forward foreign currency exchange contracts	62,252	95,734	17,264	23,226
Unrealized depreciation on interest rate swaps contracts	—	—	107,875	117,035
Unrealized depreciation on futures contracts	—	—	452,459	443,995
Accrued expenses and other payables:
Investment advisory fees	—	2,894	—	—
Accounting fees	7,342	9,613	7,856	7,897
Audit fees	47,817	48,418	47,000	47,000
Trustees’ fees	249	2,574	384	415
Distribution fees	—	1,099	10,561	11,193
Custodian fees	3,751	5,776	7,598	7,213
Shareholder reports	8,940	46,497	1,927	1,764
Transfer agent fees	1,822	—	1,758	1,756
Other	9,198	6,977	10,412	10,348

Total Liabilities	991,207	1,061,713	12,440,559	2,845,817

Net Assets	$30,207,467	$280,680,330	$41,967,780	$48,773,044

Net Assets Consists of:
Capital	$45,422,702	$327,596,506	$50,794,469	$50,706,135
Accumulated earnings	(15,215,236)	(46,916,176)	(8,826,689)	(1,933,091)

Net Assets	$30,207,466	$280,680,330	$41,967,780	$48,773,044

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund		RBC BlueBay Core Plus Bond Fund	RBC BlueBay Strategic Income Fund
Net Assets
Class A	$24,760		$2,982,965	$4,187,811	$4,866,889
Class I	30,172,731		277,697,365	29,381,449	34,145,780
Class R6	9,976		N/A	8,398,520	9,760,375

Total	$30,207,467		$280,680,330	$41,967,780	$48,773,044

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	3,520		332,344	508,371	506,790
Class I	4,209,509		30,633,402	3,565,434	3,554,656
Class R6	1,385		N/A	1,019,107	1,016,023

Total	4,214,414		30,965,746	5,092,912	5,077,469

Net Asset Values and Redemption Prices Per Share:
Class A	$7.03		$8.98	$8.24	$9.60

Class I	$7.17		$9.07	$8.24	$9.61

Class R6	$7.20	$	N/A	$8.24	$9.61

Maximum Offering Price Per Share:
Class A	$7.34		$9.38	$8.56	$9.97

Maximum Sales Charge - Class A	4.25%		4.25%	3.75%	3.75%

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2022

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Core Plus Bond Fund(a)	RBC BlueBay Strategic Income Fund(a)
Investment Income:
Interest income	$1,935,282	$15,362,773	$1,164,014	$1,192,589
Dividend income - affiliated	11,848	64,029	20,296	33,525
Foreign tax withholding	—	—	(2,158)	(2,158)

Total Investment Income	1,947,130	15,426,802	1,182,152	1,223,956
Expenses:
Investment advisory fees	191,598	1,594,165	148,009	237,544
Distribution fees–-Class A	57	8,713	10,561	11,193
Accounting fees	60,880	83,028	60,838	60,847
Audit fees	51,142	51,844	47,000	47,000
Custodian fees	79,428	68,928	71,874	71,400
Insurance fees	3,865	3,867	894	894
Legal fees	(112)	4,962	34,634	35,035
Registrations and filing fees	48,213	56,489	8,718	8,718
Shareholder reports	36,449	127,441	33,396	33,399
Transfer agent fees–Class A	3,564	7,687	4,724	4,724
Transfer agent fees–Class I	6,256	357,558	4,725	4,725
Transfer agent fees–Class R6	3,517	—	4,725	4,725
Trustees’ fees and expenses	750	8,117	1,033	1,097
Tax expense	2,617	2,617	4,699	4,500
Offering fees	—	—	65,035	65,139
Other fees	5,939	9,219	5,619	5,619

Total expenses before fee waiver/reimbursement	494,163	2,384,635	506,484	596,559
Expenses waived/reimbursed by: Advisor	(263,295)	(742,606)	(314,076)	(313,245)

Net expenses	230,868	1,642,029	192,408	283,314

Net Investment Income	1,716,262	13,784,773	989,744	940,642

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(3,392,564)	(10,535,593)	(3,069,732)	(2,890,541)
Foreign currency transactions	315,685	775,245	457,566	454,713
Written options	13,451	—	—	—
Futures contracts	204,168	697,966	(1,743,197)	2,740,819
Swap agreements	40,643	(3,751)	659,399	183,430

Net realized gains/(losses)	(2,818,617)	(9,066,133)	(3,695,964)	488,421
Net change in unrealized appreciation/ (depreciation) on: Investments	(6,648,958)	(44,279,951)	(5,297,832)	(4,931,755)

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2022

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Core Plus Bond Fund(a)	RBC BlueBay Strategic Income Fund(a)
Foreign currency	$(22,547)	$16,924	$(2,213)	$(57,138)
Foreign currency exchange contracts	(10,525)	25,234	66,982	61,245
Futures contracts	16,822	(218,310)	(204,498)	545,162
Swap agreements	22,957	—	111,561	1,726,467

Net unrealized losses	(6,642,251)	(44,456,103)	(5,326,000)	(2,656,019)

Change in net assets resulting from operations	$(7,744,606)	$(39,737,463)	$(8,032,220)	$(1,226,956)

(a) For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Debt Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$1,716,262	$1,310,621
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	(2,818,617)	78,472
Net change in unrealized depreciation on investments, foreign currency, written options, futures contracts and swap contracts	(6,642,251)	(177,757)

Change in net assets resulting from operations	(7,744,606)	1,211,336

Distributions to Shareholders:
Class A	(1,321)	(413)
Class I	(1,719,310)	(1,356,829)
Class R6	(663)	(676)

Change in net assets resulting from shareholder distributions	(1,721,294)	(1,357,918)

Capital Transactions:
Proceeds from shares issued	9,281,136	6,512,694
Distributions reinvested	1,719,037	1,345,090
Cost of shares redeemed	(22,044)	(390,913)

Change in net assets resulting from capital transactions	10,978,129	7,466,871

Net increase in net assets	1,512,229	7,320,289
Net Assets:
Beginning of year	28,695,237	21,374,948

End of year	$30,207,466	$28,695,237

Share Transactions:
Issued	1,115,129	645,173
Reinvested	201,298	134,963
Redeemed	(2,609)	(38,710)

Change in shares resulting from capital transactions	1,313,818	741,426

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$13,784,773	$8,358,133
Net realized gains/(losses) from investments, foreign currency, futures contracts and swap contracts transactions	(9,066,133)	4,270,849
Net change in unrealized appreciation/(depreciation) on investments, foreign currency and futures contracts	(44,456,103)	2,781,707

Change in net assets resulting from operations	(39,737,463)	15,410,689

Distributions to Shareholders:
Class A	(202,455)	(147,499)
Class I	(16,268,017)	(10,608,216)

Change in net assets resulting from shareholder distributions	(16,470,472)	(10,755,715)

Capital Transactions:
Proceeds from shares issued	259,560,711	165,844,099
Distributions reinvested	14,827,024	9,041,391
Cost of shares redeemed	(185,870,515)	(61,601,053)

Change in net assets resulting from capital transactions	88,517,220	113,284,437

Net increase in net assets	32,309,285	117,939,411
Net Assets:
Beginning of year	248,371,045	130,431,634

End of year	$280,680,330	$248,371,045

Share Transactions:
Issued	25,540,716	15,177,850
Reinvested	1,453,365	832,476
Redeemed	(18,659,416)	(5,641,559)

Change in shares resulting from capital transactions	8,334,665	10,368,767

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC BlueBay Core Plus Bond Fund
For the Period Ended September 30, 2022(a)
From Investment Activities
Operations:
Net investment income	$989,744
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(3,695,964)
Net change in unrealized depreciation on investments, foreign currency, futures contracts and swap contracts	(5,326,000)

Change in net assets resulting from operations	(8,032,220)

Distributions to Shareholders:
Class A	(75,065)
Class I	(588,490)
Class R6	(171,927)

Change in net assets resulting from shareholder distributions	(835,482)

Capital Transactions:
Proceeds from shares issued	50,000,000
Distributions reinvested	835,482
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	50,835,482

Net increase in net assets	41,967,780
Net Assets:
Beginning of period	—

End of period	$41,967,780

Share Transactions:
Issued	5,000,000
Reinvested	92,912
Redeemed	—

Change in shares resulting from capital transactions	5,092,912

(a) For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC BlueBay Strategic Income Fund
For the Period Ended September 30, 2022(a)
From Investment Activities
Operations:
Net investment income	$940,642
Net realized gains from investments, foreign currency, futures contracts and swap contracts transactions	488,421
Net change in unrealized depreciation on investments, foreign currency, futures contracts and swap contracts	(2,656,019)

Change in net assets resulting from operations	(1,226,956)

Distributions to Shareholders:
Class A	(66,020)
Class I	(531,813)
Class R6	(155,930)

Change in net assets resulting from shareholder distributions	(753,763)

Capital Transactions:
Proceeds from shares issued	50,000,000
Distributions reinvested	753,763
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	50,753,763

Net increase in net assets	48,773,044
Net Assets:
Beginning of period	—

End of period	$48,773,044

Share Transactions:
Issued	5,000,000
Reinvested	77,470
Redeemed	—

Change in shares resulting from capital transactions	5,077,470

(a)For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$9.77	0.48	(2.70)	(2.22)	(0.52)	(0.52)	$7.03
Year Ended 9/30/21	9.78	0.45	0.04(b )	0.49	(0.50)	(0.50)	9.77
Year Ended 9/30/20	10.14	0.48	(0.38)	0.10	(0.46)	(0.46)	9.78
Year Ended 9/30/19	9.63	0.52	0.51	1.03	(0.52)	(0.52)	10.14
Year Ended 9/30/18	10.36	0.50	(0.85)	(0.35)	(0.38)	(0.38)	9.63
Class I
Year Ended 9/30/22	$9.89	0.50	(2.73)	(2.23)	(0.49)	(0.49)	$7.17
Year Ended 9/30/21	9.90	0.48	0.03(b )	0.51	(0.52)	(0.52)	9.89
Year Ended 9/30/20	10.23	0.47	(0.33)	0.14	(0.47)	(0.47)	9.90
Year Ended 9/30/19	9.71	0.55	0.52	1.07	(0.55)	(0.55)	10.23
Year Ended 9/30/18	10.41	0.51	(0.84)	(0.33)	(0.37)	(0.37)	9.71
Class R6
Year Ended 9/30/22	$9.94	0.51	(2.76)	(2.25)	(0.49)	(0.49)	$7.20
Year Ended 9/30/21	9.94	0.49	0.04(b )	0.53	(0.53)	(0.53)	9.94
Year Ended 9/30/20	10.27	0.48	(0.33)	0.15	(0.48)	(0.48)	9.94
Year Ended 9/30/19	9.74	0.56	0.52	1.08	(0.55)	(0.55)	10.27
Year Ended 9/30/18	10.42	0.53	(0.86)	(0.33)	(0.35)	(0.35)	9.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(23.47)%	$25	1.04%	5.67%	17.51%	98%
Year Ended 9/30/21	5.06%	15	1.04%	4.52%	43.25%	181%
Year Ended 9/30/20	1.06%	7	1.11%(c)	4.95%	28.23%	249%
Year Ended 9/30/19	11.17%	21	1.12%	5.38%	20.37%	236%
Year Ended 9/30/18	(3.38)%	19	1.13%	5.05%	11.41%	364%
Class I
Year Ended 9/30/22	(23.27)%	$30,173	0.79%	5.82%	1.65%	98%
Year Ended 9/30/21	5.28%	28,667	0.79%	4.76%	1.72%	181%
Year Ended 9/30/20	1.44%	21,356	0.85%(c)	4.87%	2.14%	249%
Year Ended 9/30/19	11.48%	21,529	0.87%	5.62%	2.13%	236%
Year Ended 9/30/18	(3.26)%	23,952	0.88%	5.21%	2.18%	364%
Class R6
Year Ended 9/30/22	(23.27)%	$10	0.74%	5.77%	31.35%	98%
Year Ended 9/30/21	5.35%	13	0.74%	4.82%	28.96%	181%
Year Ended 9/30/20	1.40%	12	0.79%(c)	4.91%	31.83%	249%
Year Ended 9/30/19	11.57%	12	0.82%	5.67%	33.09%	236%
Year Ended 9/30/18	(3.18)%	11	0.84%	5.32%	34.20%	364%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.04%, 0.79% and 0.74% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2020.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$10.89	0.47	(1.94)	—		(1.47)	(0.44)	—	(0.44)	$8.98
Year Ended 9/30/21	10.56	0.47	0.52	—	(b)	0.99	(0.52)	(0.14)	(0.66)	10.89
Year Ended 9/30/20	10.46	0.48	0.09	—		0.57	(0.47)	—	(0.47)	10.56
Year Ended 9/30/19	10.42	0.54	0.26	—		0.80	(0.76)	—	(0.76)	10.46
Year Ended 9/30/18	10.42	0.47	(0.10)	0.01		0.38	(0.38)	—	(0.38)	10.42
Class I
Year Ended 9/30/22	$10.98	0.48	(1.95)	—		(1.47)	(0.44)	—	(0.44)	$9.07
Year Ended 9/30/21	10.64	0.50	0.53	—	(b)	1.03	(0.55)	(0.14)	(0.69)	10.98
Year Ended 9/30/20	10.52	0.51	0.10	—		0.61	(0.49)	—	(0.49)	10.64
Year Ended 9/30/19	10.47	0.58	0.25	—		0.83	(0.78)	—	(0.78)	10.52
Year Ended 9/30/18	10.46	0.47	(0.07)	—		0.40	(0.39)	—	(0.39)	10.47

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(12.74)%	$2,983	0.82%		4.45%	1.16%	75%
Year Ended 9/30/21	9.60%	3,727	0.82%		4.32%	1.18%	100%
Year Ended 9/30/20	5.64%	1,586	0.82%		4.64%	1.92%	187%
Year Ended 9/30/19	8.41%	460	0.82%		5.35%	2.50%	143%
Year Ended 9/30/18	3.71%	556	0.82	%(c)	4.56%	2.82%	158%
Class I
Year Ended 9/30/22	(12.57)%	$277,697	0.57%		4.76%	0.82%	75%
Year Ended 9/30/21	9.89%	244,644	0.57%		4.57%	0.87%	100%
Year Ended 9/30/20	6.03%	128,846	0.57%		4.92%	1.10%	187%
Year Ended 9/30/19	8.58%	49,397	0.57%		5.66%	1.39%	143%
Year Ended 9/30/18	3.95%	38,469	0.56	%(c)	4.56%	1.49%	158%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning November 1, 2017, the net operating expenses were contractually limited to 0.82% and 0.57% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Core Plus Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/22(b)	$10.00	0.18	(1.79)	(1.61)	(0.15)	(0.15)	$8.24
Class I
Period Ended 9/30/22(b)	$10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	$8.24
Class R6
Period Ended 9/30/22(b)	$10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	$8.24

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

FINANCIAL HIGHLIGHTS

RBC BlueBay Core Plus Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets*(c)	Portfolio Turnover Rate
Class A
Period Ended 9/30/22(d)	(16.32	)%(e)	$4,188	0.70%	2.09%	1.51%	254%
Class I
Period Ended 9/30/22(d)	(16.06	)%(e)	$29,381	0.45%	2.34%	1.15%	254%
Class R6
Period Ended 9/30/22(d)	(16.03	)%(e)	$8,399	0.40%	2.39%	1.19%	254%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Annualized.

(d)	For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

(e)	Not annualized.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Strategic Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/22(b)	$10.00	0.17	(0.44)	(0.27)	(0.13)	(0.13)	$9.60
Class I
Period Ended 9/30/22(b)	$10.00	0.19	(0.43)	(0.24)	(0.15)	(0.15)	$9.61
Class R6
Period Ended 9/30/22(b)	$10.00	0.19	(0.42)	(0.23)	(0.16)	(0.16)	$9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

FINANCIAL HIGHLIGHTS

RBC BlueBay Strategic Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets*(c)	Portfolio Turnover Rate
Class A
Period Ended 9/30/22(d)	(2.70)%(e)	$4,867	0.88%	1.85%	1.62%	159%
Class I
Period Ended 9/30/22(d)	(2.50)%(e)	$34,146	0.63%	2.10%	1.28%	159%
Class R6
Period Ended 9/30/22(d)	(2.46)%(e)	$9,760	0.58%	2.15%	1.32%	159%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Annualized.

(d)	For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

(e)	Not annualized.

Purchased Option unrealized is included in Investments.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 20 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).This report includes the following four investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”)

- RBC BlueBay High Yield Bond Fund (“High Yield Bond Fund”)

- RBC BlueBay Core Plus Bond Fund (“Core Plus Bond Fund”) Commencement of operations November 1, 2021

- RBC BlueBay Strategic Income Fund (“Strategic Income Fund”) Commencement of operations November 1, 2021

Class A and Class I shares are offered by each Fund; Class R6 shares are offered by Emerging Market Debt Fund, Core Plus Bond Fund and the Strategic Income Fund. Class A shares are offered with a maximum front-end sales charge of 4.25% for Emerging Market Debt Fund and High Yield Bond Fund and 3.75% for Core Plus Bond Fund and Strategic Income Fund and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as a sub-advisor for Emerging Market Debt Fund and High Yield Bond Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued based on evaluated prices received from third-party pricing services or fair valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has designated to the Advisor the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

NOTES TO FINANCIAL STATEMENTS

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value.Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Market Debt Fund
Assets:
Investments in Securities
Foreign Government Bonds	$—	$19,812,512	$—	$19,812,512
Corporate Bonds	—	4,973,179	—	4,973,179
Investment Company	2,571,521	—	—	2,571,521
U.S. Treasury Obligations	—	1,618,283	—	1,618,283
Municipal Bond	—	176,439	—	176,439
Put Option Purchased	—	6,822	—	6,822
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	92,499	—	92,499
Financial futures contracts	64,605	—	—	64,605
Credit default swaps	—	420,606	—	420,606

Total Assets	$2,636,126	$27,100,340	$—	$29,736,466

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(62,252)	$—	$(62,252)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Corporate Bonds
Australia	$—	$1,888,287	$231,956	$2,120,243
Bermuda	—	2,360,929	—	2,360,929
Canada	—	7,790,345	—	7,790,345
Cayman Islands	—	2,820,107	—	2,820,107
France	—	11,640,429	—	11,640,429
Germany	—	8,063,962	—	8,063,962
Ireland	—	2,488,268	—	2,488,268
Italy	—	5,557,737	—	5,557,737
Luxembourg	—	3,258,757	—	3,258,757
Mexico	—	1,372,500	—	1,372,500
Netherlands	—	844,000	—	844,000
Switzerland	—	1,201,502	—	1,201,502
United Arab Emirates	—	1,889,163	—	1,889,163
United Kingdom	—	5,916,872	—	5,916,872
United States	—	204,569,593	—	204,569,593
Investment Company	7,884,517	—	—	7,884,517
Common Stocks
United Kingdom	—	4,752	—	4,752
United States	—	180,625	2,783	183,408
Rights/Warrants
Mexico	—	—	—	—
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	289,968	—	289,968

Total Assets	$7,884,517	$262,137,796	$234,739	$270,257,052

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(95,734)	$—	$(95,734)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Core Plus Bond Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$19,086,316	$—	$19,086,316
U.S. Government Agency Backed Mortgages	—	11,309,546	—	11,309,546
Collateralized Mortgage Obligations	—	7,353,038	—	7,353,038
Asset Backed Securities	—	6,283,815	—	6,283,815
Investment Company	3,468,902	—	—	3,468,902
Bank Loans	—	2,545,244	—	2,545,244
U.S. Treasury Obligations	—	2,133,656	—	2,133,656
Foreign Government Bonds	—	83,493	—	83,493
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	84,246	—	84,246
Financial futures contracts	247,961	—	—	247,961
Credit default swaps	—	40,549	—	40,549
Interest rate swaps - Appreciation	—	238,366	—	238,366

Total Assets	$3,716,863	$49,158,269	$—	$52,875,132

Liabilities:

Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(17,264)	$—	$(17,264)
Interest Rate Swaps	—	(107,875)	—	(107,875)
Financial futures contracts	(452,459)	—	—	(452,459)

Total Liabilities	$(452,459)	$(125,139)	$—	$(577,598)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Strategic Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$20,031,700	$—	$20,031,700
Investment Company	8,444,957	—	—	8,444,957
Collateralized Mortgage Obligations	—	7,410,910	—	7,410,910
Asset Backed Securities	—	6,344,385	—	6,344,385
Bank Loans	—	3,326,338	—	3,326,338
U.S. Treasury Obligations	—	2,376,426	—	2,376,426
Foreign Government Bonds	—	83,493	—	83,493
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	84,471	—	84,471
Financial futures contracts	989,157	—	—	989,157
Credit default swaps	—	64,779	—	64,779
Interest rate swaps - Appreciation	—	1,873,744	—	1,873,744

Total Assets	$9,434,114	$41,596,246	$—	$51,030,360

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(23,226)	$—	$(23,226)
Interest Rate Swaps	—	(117,035)	—	(117,035)
Financial futures contracts	(443,995)	—	—	(443,995)

Total Liabilities	$(443,995)	$(140,261)	$—	$(584,256)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, swaps and foreign currency contracts which are valued at fair value.

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	BlueBay High Yield Bond Fund
	Common Stocks	Corporate Bonds– (Australia)
Balance as of 9/30/21(value)	$13,204	$309,854
Purchases	—	16,670
Sales (Paydowns)	(997)	—
Change in unrealized appreciation (depreciation)	(9,424)	(94,568)

Balance as of 9/30/22(value)	$2,783	$231,956

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund were fair valued using discounted cash flows. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements
	Fund	Fair Value at September 30, 2022	Valuation Technique(s)	Unobservable Input	Range(Weighted Average)
Corporate Bonds (Australia)	High Yield Bond Fund	231,956	Discounted Cash Flow	Discount Rate of Cash Flows	7.13% -16.73% (10.2%)
				Liquidity Discount	5.0% -7.5% (5.7%)
Common Stocks	High Yield Bond Fund	2,783	Discounted Cash Flow	Discount Rate of Cash Flows	16.9% -19.45% (17.9%)
				Liquidity Discount	10%

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

NOTES TO FINANCIAL STATEMENTS

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2022, Core Plus Bond Fund and Strategic Income Fund held bank loans.

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2022, the total in-kind payments received by the High Yield Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2022.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2022.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing

NOTES TO FINANCIAL STATEMENTS

transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into interest rate, credit default and other swap agreements as of September 30, 2022.

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

NOTES TO FINANCIAL STATEMENTS

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/ (depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps” and “Credit default swaps”.

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Financial Instrument as of September 30, 2022
Statement of Assets and Liabilities Location
Asset Derivatives
	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Credit Risk:
Credit default swaps, at value	$420,606	$—	$40,549	$64,779
Equity Risk:
Investments, at value (purchased options)	6,822	—	—	—
Interest Rate Risk:
Unrealized appreciation on interestrate swaps contracts	—	—	238,366	1,873,744
Unrealized appreciation on futures contracts	64,605	—	247,961	989,157
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	92,499	289,968	84,246	84,471

Total	$584,532	$289,968	$611,122	$3,012,151

Liability Derivatives
	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Interest Rate Risk:
Unrealized depreciation on interest rate swaps	$—	$—	$107,875	$117,035
Unrealized depreciation on futures contracts	—	—	452,459	443,995
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	62,252	95,734	17,264	23,226

Total	$62,252	$95,734	$577,598	$584,256

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2022 is as follows:

Derivative Instruments Categorized by Risk Exposure	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$73,110	$(3,751)	$184,764	$302,193
Interest Rate Risk:
Interest rate swaps	(32,467)	—	474,635	(118,763)
Financial futures contracts	204,168	697,966	(1,743,197)	2,740,819
Written Options	13,451	—	—	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts	315,685	775,245	457,566	454,713

Total	$573,947	$1,469,460	$(626,232)	$3,378,962

Derivative Instruments Categorized by Risk Exposure	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$12,839	$—	$(18,930)	$(30,242)
Interest Rate Risk:
Interest rate swaps	10,118	—	130,491	1,756,709
Financial futures contracts	16,822	(218,310)	(204,498)	545,162
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(10,525)	25,234	66,982	61,245

Total	$29,254	$(193,076)	$(25,955)	$2,332,874

For the year ended September 30, 2022, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Futures long position (contracts)	4	—	134	75
Futures short position (contracts)	12	—	51	160
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$3,493,947	$5,951,144	$3,991,375	$4,093,556
Forward foreign currency exchange contracts sold (U.S.dollar amounts)	1,550,915	1,096,754	838,940	947,165
Purchased options (Cost $)	15,272	—	—	—
Interest rate swaps (Notional Amount in U.S. Dollars)	146,714	—	4,924,684	22,497,607
Credit default swaps (Notional Amount in U.S. Dollars)	5,470,492	9,086,250	19,546,500	25,258,250

NOTES TO FINANCIAL STATEMENTS

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

NOTES TO FINANCIAL STATEMENTS

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Emerging Market Debt Fund

	Barclays Bank Plc	Citibank N.A.	Deutsche Bank	Citigroup Global Markets	Morgan Stanley	Total
Assets:
Forward Currency Exchange Contracts	$—	$92,499	$—	$—	$—	$92,499
Put Options Purchased	—	6,822	—	—	—	6,822
Swaps	60,712	9,869	—	55,335	294,690	420,606

Total Assets	60,712	109,190	—	55,335	294,690	519,927

Liabilities:
Forward Currency Exchange Contracts	1,424	60,421	407	—	—	62,252

Total Liabilities	1,424	60,421	407	—	—	62,252

Total Financial and Derivative Net Assets[1]	59,288	48,769	(407)	55,335	294,690	457,675

Net Amount[2]	$59,288	$48,769	$(407)	$55,335	$294,690	$457,675

NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund

	Citibank N.A.	Total
Assets:
Forward Currency Exchange Contracts	$289,968	$289,968

Total Assets	289,968	289,968

Liabilities:
Forward Currency Exchange Contracts	95,734	95,734

Total Liabilities	95,734	95,734

Total Financial and Derivative Net Assets[1]	194,234	194,234

Net Amount[2]	$194,234	$194,234

Core Plus Bond Fund

	Citibank N.A.	Morgan Stanley & Co. LLC	Total
Assets:
Forward Currency Exchange Contracts	$84,246	$—	$84,246
Swaps	—	278,915	278,915

Total Assets	84,246	278,915	363,161

Liabilities:
Forward Currency Exchange Contracts	17,264	—	17,264
Swaps	—	107,875	107,875

Total Liabilities	17,264	107,875	125,139

Total Financial and Derivative Net Assets[1]	66,982	171,040	238,022

Net Amount[2]	$66,982	$171,040	$238,022

Strategic Income Fund
	Citibank N.A.	Morgan Stanley & Co. LLC	Total
Assets:
Forward Currency Exchange Contracts	$84,471	$—	$84,471
Swaps	—	1,938,523	1,938,523

Total Assets	84,471	1,938,523	2,022,994

Liabilities:
Forward Currency Exchange Contracts	23,226	—	23,226
Swaps	—	117,035	117,035

Total Liabilities	23,226	117,035	140,261

Total Financial and Derivative Net Assets[1]	61,245	1,821,488	1,882,733

Net Amount[2]	$61,245	$1,821,488	$1,882,733

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

NOTES TO FINANCIAL STATEMENTS

	Value September 30, 2021	Purchases	Sales	Value September 30, 2022	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Market Debt Fund	$654,507	$28,018,369	$26,101,355	$2,571,521	$11,848
High Yield Bond Fund	17,427,198	250,165,050	259,707,731	7,884,517	64,029
Core Plus Bond Fund	—	52,088,631	48,619,729	3,468,902	20,296
Strategic Income Fund	—	54,900,996	46,456,039	8,444,957	33,525

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps, and reclassification of foreign currency options from capital to currency.

NOTES TO FINANCIAL STATEMENTS

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Core Plus Bond Fund	$(41,013)	$41,013
Strategic Income Fund	(47,628)	47,628

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund	0.65%
High Yield Bond Fund	0.55%
Core Plus Bond Fund	0.35%
Strategic Income Fund	0.53%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund	1.04%	0.79%	0.74%
High Yield Bond Fund	0.82%	0.57%	N/A
Core Plus Bond Fund	0.70%	0.45%	0.40%
Strategic Income Fund	0.88%	0.63%	0.58%

This expense limitation agreement is in place until January 31, 2024 and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

NOTES TO FINANCIAL STATEMENTS

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/20	FYE 9/30/21	FYE 9/30/22	Total
Emerging Market Debt Fund	$276,235	$262,011	$233,671	$771,917
High Yield Bond Fund	418,696	535,173	704,969	1,658,838
Core Plus Bond Fund	N/A	N/A	304,698	304,698
Strategic Income Fund	N/A	N/A	300,597	300,597

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the period ended September 30, 2022, the amount waived was $27,575, $18,819, $4,689 and $6,324 for the Emerging Market Debt Fund, High Yield Bond Fund, Core Plus Bond Fund and Strategic Income Fund respectively, and is included in expenses waived/reimbursed by Advisory in the Statement of Operations.

Emerging Market Debt Fund, High Yield Bond Fund, Core Plus Bond Fund and Strategic Income Fund are sub-advised by BlueBay, a wholly-owned subsidiary of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital in each Fund to provide each Fund or share class with its initial investment assets. The table below shows, as of September 30, 2022, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

NOTES TO FINANCIAL STATEMENTS

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Market Debt Fund	$30,207,467	1,385	0.0%
Core Plus Bond Fund	$41,967,780	5,092,912	100.0%
Strategic Income Fund	$48,773,044	5,077,469	100.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25	%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2022, there were no fees waived by the Distributor.

For the year ended September 30, 2022, the Distributor received commissions of $1,712 in front-end sales charges of Class A shares of the Funds, of which $2,221 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2022.

For the year ended September 30, 2022, the Distributor received commissions of $9,738 for front-end sales charges of Class A shares of the Funds, of which $5,770 was paid to affiliated broker-dealers and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2022.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2022 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Emerging Market Debt Fund	$32,202,583	$25,568,845	$2,227,495	$590,602
High Yield Bond Fund	289,596,603	196,697,287	—	—
Core Plus Bond Fund	100,639,572	58,721,091	73,952,648	58,681,109
Strategic Income Fund	103,898,981	59,887,776	12,535,976	9,136,703

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,622	$7,700	$1,434,024	$3,275,138
Distributions reinvested	1,321	413	198,485	139,854
Cost of shares redeemed	(4,893)	(102)	(1,720,571)	(1,332,894)

Change in Class A	$18,050	$8,011	$(88,062)	$2,082,098

Class I
Proceeds from shares issued	$9,259,514	$6,504,994	$258,126,687	$162,568,961
Distributions reinvested	1,717,053	1,344,001	14,628,539	8,901,537
Cost of shares redeemed	(17,151)	(390,811)	(184,149,944)	(60,268,159)

Change in Class I	$10,959,416	$7,458,184	$88,605,282	$111,202,339

Class R6
Distributions reinvested	$663	$676	$—	$—

Change in Class R6	$663	$676	$—	$—

Change in net assets resulting from capital transactions	$10,978,129	$7,466,871	$88,517,220	$113,284,437

SHARE TRANSACTIONS:
Class A
Issued	2,378	775	139,226	301,720
Reinvested	158	42	19,447	12,960
Redeemed	(548)	(10)	(168,456)	(122,686)

Change in Class A	1,988	807	(9,783)	191,994

Class I
Issued	1,112,751	644,398	25,401,490	14,876,130
Reinvested	201,064	134,853	1,433,918	819,516
Redeemed	(2,061)	(38,700)	(18,490,960)	(5,518,873)

Change in Class I	1,311,754	740,551	8,344,448	10,176,773

Class R6
Reinvested	76	68	—	—

Change in Class R6	76	68	—	—

Change in shares resulting from capital transactions	1,313,818	741,426	8,334,665	10,368,767

NOTES TO FINANCIAL STATEMENTS

	Core Plus Bond Fund	Strategic Income Fund
	For the Period Ended September 30, 2022(a)	For the Period Ended September 30, 2022(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,000,000	$5,000,000
Distributions reinvested	75,065	66,020

Change in Class A	$5,075,065	$5,066,020

Class I
Proceeds from shares issued	$35,000,000	$35,000,000
Distributions reinvested	588,490	531,813

Change in Class I	$35,588,490	$35,531,813

Class R6
Proceeds from shares issued	$10,000,000	$10,000,000
Distributions reinvested	171,927	155,930

Change in Class R6	$10,171,927	$10,155,930

Change in net assets resulting from capital transactions	$50,835,482	$50,753,763

SHARE TRANSACTIONS:
Class A
Issued	500,000	500,000
Reinvested	8,371	6,790

Change in Class A	508,371	506,790

Class I
Issued	3,500,000	3,500,000
Reinvested	65,434	54,656

Change in Class I	3,565,434	3,554,656

Class R6
Issued	1,000,000	1,000,000
Reinvested	19,107	16,024

Change in Class R6	1,019,107	1,016,024

Change in shares resulting from capital transactions	5,092,912	5,077,470

(a)For the period from November 1, 2021 (commencement of operations) to September 30, 2022.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

NOTES TO FINANCIAL STATEMENTS

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2022, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$37,472,057	$318,719	$(8,520,837)	$(8,202,118)
High Yield Bond Fund	310,697,716	293,029	(40,814,014)	(40,520,985)
Core Plus Bond Fund	57,422,431	114,458	(5,301,047)	(5,186,589)
Strategic Income Fund	53,557,781	1,727,742	(4,991,578)	(3,263,836)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses, significant debt modifications and mark to market on derivatives.

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,721,294	$—	$1,721,294	$1,721,294
High Yield Bond Fund	15,858,016	612,456	16,470,472	16,470,472
Core Plus Bond Fund	835,482	—	835,482	835,482
Strategic Income Fund	753,763	—	753,763	753,763

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,357,918	$—	$1,357,918	$1,357,918
High Yield Bond Fund	10,742,064	13,651	10,755,715	10,755,715

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Undistributed ordinary income	$438,444	$3,168,755	$387,708	$432,525
Undistributed long term gain	—	—	—	898,220

Accumulated earnings	438,444	3,168,755	387,708	1,330,745
Accumulated capital loss carryforwards	(7,451,562)	—	(4,027,808)	—
Deferred qualified late-year losses	—	(9,563,946)	—	—
Unrealized depreciation	(8,202,118)	(40,520,985)	(5,186,589)	(3,263,836)

Total Accumulated Losses	$(15,215,236)	$(46,916,176)	$(8,826,689)	$(1,933,091)

As of September 30, 2022, the Emerging Market Debt Fund and the Core Plus Bond Fund had a short-term capital loss carryforwards of $6,287,066 and $2,774,814 and a long-term capital loss carryforwards of $1,164,496 and $1,252,944 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The RBC Bluebay High Yield Bond Fund had deferred qualified late-year short-term losses of $6,302,190 and deferred qualified late-year long-term losses $3,261,756 which will be treated as arising on the first business day of the fiscal year ending September 30, 2023.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2022, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2022, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
High Yield Bond Fund	2	48.8%

In addition, three unaffiliated shareholders in aggregate owned 97.1% of the Emerging Market Debt Fund as of September 30, 2022. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions, may result in the decline in value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of September 30, 2022, none of the Funds’ investments were in violation of such sanctions.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, and RBC BlueBay Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds indicated in the table below (four of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

RBC BlueBay Emerging Market Debt Fund (1)

RBC BlueBay High Yield Bond Fund (1)

RBC BlueBay Core Plus Bond Fund (2)

RBC BlueBay Strategic Income Fund (2)

(1) Statements of operations for the year ended September 30, 2022, the statements of changes in net assets for the years ended September 30, 2022 and 2021 and the financial highlights for the years ended September 30, 2022, 2021, 2020, 2019 and 2018

(2) Statements of operations and of changes in net assets for the period from November 1, 2021 (commencement of operations) to September 30, 2022 and the financial highlights for the period from November 1, 2021 (commencement of operations) to September 30, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 29, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2022, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
High Yield Bond Fund	0.03%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2022 qualify for the corporate dividends received deduction:

Dividends Received Deduction
High Yield Bond Fund	0.03%

For the year ended September 30, 2022, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	86.03%
High Yield Bond Fund	99.65%
Core Plus Bond Fund	62.53%
Strategic Income Fund	88.00%

Pursuant to Internal Revenue Code Section 852(b)(3), the High Yield Bond Fund and the Strategic Income Fund reported $612,456 and $898,220, respectively, as long-term capital gain distributions for the year ended September 30, 2022.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

(6)

Effective October 14, 2022, Kathleen A. Gorman resigned as President, Chief Executive Officer and Trustee of the Trust, and the Board of Trustees appointed David Eikenberg as the President, Chief Executive Officer and interested Trustee of the Trust. In addition, effective October 14, 2022, the Board of Trustees appointed each of Jodi DeFeyter and Tara Tilbury as an Assistant Secretary of the Trust.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% (3.75% for the Core Plus Bond Fund and Strategic Income Fund) and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund, Core Plus Bond Fund and Strategic Income Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22–9/30/22	Annualized Expense Ratio During Period 4/1/22–9/30/22
Emerging Market Debt Fund
	Class A	$1,000.00	$814.41	$4.68	1.03%
	Class I	1,000.00	815.19	3.55	0.78%
	Class R6	1,000.00	814.70	3.32	0.73%
High Yield Bond Fund
	Class A	1,000.00	899.91	3.86	0.81%
	Class I	1,000.00	901.04	2.67	0.56%
Core Plus Bond Fund
	Class A	1,000.00	894.25	3.23	0.68%
	Class I	1,000.00	896.38	2.04	0.43%
	Class R6	1,000.00	896.61	1.81	0.38%
Strategic Income Fund
	Class A	1,000.00	986.74	4.28	0.86%
	Class I	1,000.00	987.96	3.04	0.61%
	Class R6	1,000.00	988.20	2.79	0.56%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Annualized Expense Ratio During Period 4/1/22-9/30/22
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.90	$5.22	1.03%
	Class I	1,000.00	1,021.16	3.95	0.78%
	Class R6	1,000.00	1,021.41	3.70	0.73%
High Yield Bond Fund
	Class A	1,000.00	1,021.01	4.10	0.81%
	Class I	1,000.00	1,022.26	2.84	0.56%
Core Plus Bond Fund
	Class A	1,000.00	1,021.66	3.45	0.68%
	Class I	1,000.00	1,022.91	2.18	0.43%
	Class R6	1,000.00	1,023.16	1.93	0.38%
Strategic Income Fund
	Class A	1,000.00	1,020.76	4.36	0.86%
	Class I	1,000.00	1,022.01	3.09	0.61%
	Class R6	1,000.00	1,022.26	2.84	0.56%

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2022, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and BlueBay Asset Management LLP (the “Sub-Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement with the Advisor and sub-advisory agreement with the Sub-Advisor (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for an additional year for each Fund.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The proposed renewals were considered at the second of these special meetings. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds.

In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar fund peer group comparative information requested by the Board. The Board was informed that both the RBC BlueBay High Yield Bond Fund and the RBC BlueBay Emerging Market Debt Fund continued to show 1-, 3- and 5-year performance in the top quartile of their respective peer groups. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the Advisor’s and Sub-Advisors’ strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including any fall-out benefits. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

This Page Intentionally Left Blank

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	10
	- RBC Enterprise Fund	12
	- RBC Small Cap Core Fund	14
	- RBC Microcap Value Fund	16
	- RBC Small Cap Value Fund	18
	Schedule of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	43
	- Statements of Operations	47
	- Statements of Changes in Net Assets	49
	Financial Highlights	54
	Notes to Financial Statements	65
	Report of Independent Registered Public Accounting Firm	79
	Other Federal Income Tax Information (Unaudited)	80
	Management (Unaudited)	82
	Share Class Information (Unaudited)	85
	Supplemental Information (Unaudited)	86
	Approval of Investment Advisory Agreements (Unaudited)	88

LETTER FROM THE PORTFOLIO MANAGERS

Following two years of exceptionally strong equity market returns, fiscal year 2022 started with much promise. Ultimately, it concluded as one of the worst Performing years investors have experienced in quite some time. The broad-based equity markets represented by the S&P 500 Index and the Russell 3000 Index disappointed for the one-year period ended September 30, 2022, returning -15.5% and -17.6%, respectively. All major equity market indexes, regardless of market capitalization or style, fell during the fiscal year due to a multitude of factors including the ongoing Russia-Ukraine conflict; slowing economic growth; and the fastest pace of inflation in 40 years. While there were reasons for optimism for a significant market rebound, including the S&P 500’s reaching a new all-time high and potential peaks in inflation, the S&P 500 ended the fiscal year at its lowest level since November 2020. Investors were left to speculate on potential drivers and timing for a future market rally.

From a market capitalization standpoint, there was a notable shift in investor preference as investors flocked from small caps, which outperformed in the prior fiscal year, to the presumed “safety” of larger-cap stocks. While no market capitalization segments offered a true “safe haven” for investors, the large-cap Russell 1000 Index (-17.2%) and the Russell Midcap Index (-19.4%) outperformed their small-cap Russell 2000 Index (-23.5%) and Russell Microcap Index (-27.5%) counterparts.

Stylistically, investor preference for value stocks continued and increased significantly from the prior year as value stocks again outperformed their growth counterparts. The value indexes of all market capitalizations—Russell 1000 Value (-11.4%), Russell Midcap Value (-13.6%), Russell 2000 Value (-17.7%) and Russell Microcap Value (-20.5%)—significantly outperformed their growth counterparts, which returned -22.6%, -29.5%, -29.3%, and -37.1%, respectively. We saw a short-lived growth stock rally that was driven by investors flocking to more dependable earnings growth and looking to take advantage of easing valuations due to the underperformance of growth stocks over the prior 18 months. However, growth stocks plummeted heading into the fall as yields and interest rates continued to climb. The volatility experienced was not entirely unexpected, as high priced growth stocks tend to be more sensitive to interest rate changes since much of their valuation depends on expected earnings far into the future. It is not surprising, then, that despite the mid-summer rally, value indexes of all market capitalizations significantly outperformed their growth counterparts in each of the past two years.

The market capitalization and style dynamic bears monitoring, as shifts in leadership can indicate future expectations of economic growth and investors’ ultimate appetite for risk. These shifts are significant factors in markets’ ultimately bottoming out and subsequently beginning the long climb out of this bear market.

Against this backdrop, despite negative absolute returns, the RBC Equity Funds produced strong relative results over the prior 12 months as the fund family’s broad emphasis on quality stocks, as well as more acute stylistic tailwinds, benefited relative returns.

As always, thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

1

LETTER FROM THE PORTFOLIO MANAGERS

Lance F. James
Senior Equity Portfolio Manager, U.S. Equities Core & Value RBC Global Asset Management (U.S) Inc.

Kenneth A. Tyszko, CPA, CFA
Managing Director & Senior Portfolio Manager, U.S. Equities Growth RBC Global Asset Management (U.S.) Inc.

The information provided herein represents the opinions of the Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 1000 Value Index measures the performance of the large capitalization value segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower Institutional Brokers’ Estimate System (“I/B/E/S”) forecast medium-term (two-year) growth and lower sales per share historical growth (five years).

The Russell Midcap Value Index measures the performance of the mid capitalization value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with relatively lower price-to-book ratios, lower forecast medium-term growth and lower sales per share historical growth.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

2

LETTER FROM THE PORTFOLIO MANAGERS

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher forecast medium-term growth and higher sales per share historical growth.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with relatively higher price-to-book ratios, higher forecast medium-term growth and higher sales per share historical growth.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher forecast medium-term growth and higher sales per share historical growth.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher forecast medium-term growth and higher sales per share historical growth.

Indexes are unmanaged and it is not possible to invest directly in an index.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James heads the team responsible for the Microcap Core/Enterprise, Small Cap Core and, Small Cap Value strategies at RBC GAM-US and is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. Prior to joining RBC GAM-US in 2006, Lance was a research analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Kenneth A. Tyszko, CPA, CFA

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and provides fundamental research and portfolio management for small, SMID and mid cap growth strategies at RBC GAM-US. Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM-US in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

Richard Drage, CPA, CFA

Richard Drage, CPA, CFA

Portfolio Manager

Rich Drage serves as a portfolio manager for the RBC SMID Cap Growth Fund and provides fundamental research and portfolio management for the Small, SMID and Mid Cap Growth strategies at RBC GAM-US. Rich joined RBC GAM-US in 2009 from Susquehanna International Group, where he was a senior research analyst. Before that, he was a senior equity analyst at Neuberger Berman. Rich’s previous experience also includes various research and portfolio management responsibilities at Highbar Capital Management, Whitebox Advisors, Fasciano Company and First Analysis Corporation. He began his career in the investment industry in 1994. Rich earned a BA in Economics from Northwestern University and an MS in Accountancy from DePaul University. He is a CFA charterholder and member of the CFA Society of Chicago and the CFA Institute.

4

PORTFOLIO MANAGERS

Eric Autio

Senior Equity Analyst/Portfolio Manager

Eric Autio serves as a co-portfolio manager for the RBC Small Cap Value Fund and provides research and analysis for the Microcap Core, Small Cap Core and, Small Cap Value strategies at RBC GAM-US. Prior to joining RBC GAM-US in 2014, he was Senior Equity Analyst and Partner at Buckhead Capital Management where he served as an industry generalist on the small and SMID cap value team. Previously, Eric was Research Analyst and Vice President at SunTrust Robinson Humphrey covering a diverse range of sectors including retail, industrials and business services. He also served as Director with Carolinas Real Data, managing the company’s North Carolina commercial real estate research and software products portfolio, and worked in the Capital Management Group at Wells Fargo. Eric holds a B.A. from Davidson College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Eric Autio

Murphy O’Flaherty, CFA

Portfolio Manager

Murphy O’Flaherty is a portfolio manager for the RBC Enterprise Fund and senior equity analyst providing research for the U.S. Microcap Core, Small Cap Core and Small Cap Value investment strategies. Prior to joining RBC GAM-US in 2015, she was executive director at a large global full-service brokerage and investment bank. In that role, she utilized fundamental equity research to advise and make stock recommendations to asset managers employing all major investment strategies within all market capitalizations. Previously, Murphy served in a similar role as director at a large Canadian financial institution. She also worked in equities and fixed income for two separate global financial services companies. Murphy earned a BA from Yale University and MBA from Duke University and has worked in the investment industry since 1995.

Murphy O’Flaherty

5

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2022 (Unaudited)

RBC SMID Cap Growth Fund(c)(d)
Class A
- Including Max Sales Charge of 5.75%	(21.32)%	4.67%	7.15%	9.44%	10.34%
- At Net Asset Value	(16.50)%	6.77%	8.43%	10.09%	10.55%	1.07%	1.26%
Class I
- At Net Asset Value	(16.30)%	7.05%	8.72%	10.37%	10.86%	0.82%	0.99%
Class R6
- At Net Asset Value	(16.24)%	7.10%	8.77%	10.46%	11.09%	0.77%	19.28%

Russell 2500 Growth Index(h)	(29.39)%	4.76%	6.30%	10.30%	9.80%
RBC Enterprise Fund(e)(f)
Class A(g)
- Including Max Sales Charge of 5.75%	(21.93)%	1.51%	(0.24)%	5.52%	9.10%
- At Net Asset Value	(17.18)%	3.52%	0.95%	6.15%	9.27%	1.33%	2.15%
Class I(g)
- At Net Asset Value	(16.94)%	3.80%	1.20%	6.42%	9.54%	1.08%	1.25%

Russell Microcap Index(h)	(27.46)%	6.86%	3.11%	8.37%	N/A
RBC Small Cap Core Fund(i)(j)
Class A
- Including Max Sales Charge of 5.75%	(23.96)%	1.20%	(1.53)%	5.43%	8.57%
- At Net Asset Value	(19.32)%	3.22%	(0.35)%	6.06%	8.78%	1.15%	1.52%
Class I
- At Net Asset Value	(19.12)%	3.48%	(0.10)%	6.33%	8.95%	0.90%	1.16%
Class R6
- At Net Asset Value	(19.10)%	3.52%	(0.10)%	6.35%	9.29%	0.87%	1.25%

Russell 2000 Index(h)	(23.50)%	4.29%	3.55%	8.55%	9.01%
RBC Microcap Value Fund(k)(l)
Class A
- Including Max Sales Charge of 5.75%	(18.33)%	3.62%	2.04%	7.94%	8.42%
- At Net Asset Value	(13.35)%	5.68%	3.26%	8.58%	8.61%	1.32%	1.62%
Class I
- At Net Asset Value	(13.11)%	5.95%	3.52%	8.85%	8.88%	1.07%	1.19%

Russell Microcap Value Index(h)	(20.51)%	7.54%	4.25%	9.27%	N/A

6

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2022 (Unaudited)

RBC Small Cap Value Fund(m)
Class A
- Including Max Sales Charge of 5.75%	(16.18)%	(0.88)%	(1.21)%	N/A	3.64%
- At Net Asset Value	(11.07)%	1.10%	(0.03)%	N/A	4.43%	1.10%	37.36%
Class I
- At Net Asset Value	(10.85)%	1.35%	0.20%	N/A	4.62%	0.85%	1.09%
Class R6
- At Net Asset Value	(10.72)%	1.46%	0.27%	N/A	4.70%	0.80%	1.03%

Russell 2000 Value Index(h)	(17.69)%	4.72%	2.87%	7.94%	5.53%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 28, 2022. For current expense ratio information, please see the Financial Highlights starting on page 54.

(b)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.07% for Class A, 0.82% for Class I and 0.77% for Class R6 of SMID Cap Growth Fund; 1.33% for Class A and 1.08% for Class I of Enterprise Fund; 1.15% for Class A, 0.90% for Class I and 0.87% for Class R6 of Small Cap Core Fund; 1.32% for Class A and 1.07% for Class I of Microcap Value Fund; and 1.10% for Class A, 0.85% for Class I and 0.80% for Class R6 of Small Cap Value Fund until January 31, 2024.

(c)

The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM-US (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(d)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.

7

PERFORMANCE SUMMARY (UNAUDITED)

(e)

The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(g)

Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(i)

The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)

The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares, November 21, 2016 for Class R6 shares and January 28, 2021 for Class A shares. The performance in the table for the Class R6 shares prior to November 21, 2016 and for Class A shares prior to January 28, 2021 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.

8

PERFORMANCE SUMMARY (UNAUDITED)

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

You cannot invest directly in an index.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500™ Growth Index at the time of investment.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -16.30% (Class I). That compares to an annualized total return of -29.39% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Stock selection in the information technology sector • Stock selection in the industrials sector • Stock selection in the financials sector
Factors That Detracted From Relative Returns	• Underweight in the energy sector • Overweight in the communication services sector
Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. Growth investing attempts to identify stocks that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. Therefore, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and, thus, potentially greater declines in value. These risks are more fully described in the prospectus.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500 Index, which comprises the smallest 2,500 companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
The Fund seeks long-term capital appreciation.				Investment
Objective
Russell 2500 Growth Index				Benchmark

Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)
Kinsale Capital Group, Inc. Nexstar Media Group, Inc. Ameresco, Inc. Merit Medical Systems, Inc. ICF International, Inc. ExlService Holdings, Inc.	2.27% 2.14% 2.06% 2.05% 1.98% 1.90%	Bio-Techne Corp. Casey’s General Stores, Inc. Applied Industrial Technologies, Inc. Evo Payments, Inc.	1.88% 1.84% 1.75% 1.74%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 20

Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund

Investment Strategy

The Fund normally invests primarily in common stocks of companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000® Index, which are often referred to as “micro-cap” companies.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -16.94% (Class I). That compares to an annualized total return of -27.46% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Stock selection within the health care sector • Stock selection within the information technology sector • Underweight to the health care sector
Factors That Detracted From Relative Returns	• Overweight to the consumer discretionary sector • Underweight to the financials sector
Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.
Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
The Fund seeks long-term growth of capital.				Investment
Objective
Russell Microcap Index				Benchmark
Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (%of Fund’s net assets)

Ducommun, Inc. Lantheus Holdings, Inc. Columbus McKinnon Corp. Magnolia Oil & Gas Corp. MGP Ingredients, Inc.	3.38% 3.34% 2.54% 2.53% 2.48%	Insteel Industries, Inc. UFP Technologies, Inc. SPDR S&P Biotech ETF iShares Biotechnology ETF Compass Diversified Holdings	2.46% 2.28% 2.23% 2.20% 2.19%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of

*A listing of all portfolio holdings can be found beginning on page 23				Fund’s net assets)
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund

Investment Strategy

The Fund normally invests at least 80% of its assets in common stocks of small companies. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000®Index at the time of initial purchase by the Fund.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -19.12% (Class I). That compares to an annualized total return of -23.50% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Stock selection in the health care sector • Stock selection in the communication services sector • Stock selection in the information technology sector

Factors That Detracted From Relative Returns	• Stock selection in the industrials sector. • Overweight in the consumer discretionary sector.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
The Fund seeks long-term growth of capital.				Investment
Objective
Russell 2000 Index				Benchmark
Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)
Nexstar Media Group, Inc. Compass Diversified Holdings Magnolia Oil & Gas Corp. Ducommun, Inc. Lantheus Holdings, Inc.	3.77% 3.56% 3.34% 3.27% 3.10%	Columbus McKinnon Corp. Atkore, Inc. CBIZ, Inc. PDC Energy, Inc. Preferred Bank/Los Angeles, CA	3.06% 2.96% 2.48% 2.42% 2.37%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of
*A listing of all portfolio holdings can be found beginning on page 26				Fund’s net assets)
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund

Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets in microcap value stocks. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). The Fund defines “value stocks” primarily as those with low price-to-book characteristics.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -13.11% (Class I). That compares to an annualized total return of -20.51% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Stock selection in the industrials sector • Stock selection in the consumer discretionary sector • Stock selection in the information technology sector

Factors That Detracted From Relative Returns	• Overweight to the consumer discretionary sector • Underweight to the energy sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

Price to book is a ratio used to compare the market value of a company’s stock to its book value.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index, which comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
The Fund seeks long-term growth of capital.				Investment
Objective
Russell Microcap Value Index				Benchmark
Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22) (% of Fund’s net assets)
Ducommun, Inc. Stride, Inc. CBIZ, Inc. Premier Financial Corp. Federal Agricultural Mortgage Corp.	1.11% 1.06% 1.04% 0.98% 0.95%	Ingles Markets, Inc. Manning & Napier, Inc. Consumer Portfolio Services, Inc. Enova International, Inc. Griffon Corp.	0.90% 0.84% 0.72% 0.72% 0.71%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of
*A listing of all portfolio holdings can be found beginning on page 29				Fund’s net assets)
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $ 250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund

Investment Strategy

The Fund normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000® Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2022, the Fund had an annualized total return of -10.85%. That compares to an annualized total return of -17.69% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Stock selection in the health care sector • Stock selection in the communication services sector • Stock selection in the information technology sector

Factors That Detracted From Relative Returns	• Overweight in the consumer discretionary sector • Underweight in the utilities sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are described more fully in the prospectus.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index, which comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
The Fund seeks long-term capital appreciation.				Investment
Objective
Russell 2000 Value Index				Benchmark

Asset Allocation as of 9/30/22 (% of Fund’s investments) & Top Five Industries (as of 9/30/22)(% of Fund’s net assets)
Columbia Banking System, Inc. Southwest Gas Holdings, Inc. Pinnacle Financial Partners, Inc. Mercantile Bank Corp. Lantheus Holdings, Inc.	3.08% 2.92% 2.32% 2.29% 2.18%	SPDR S&P Biotech ETF Globus Medical, Inc. Barrett Business Services, Inc. Atkore, Inc. Nexstar Media Group, Inc.	2.11% 1.99% 1.93% 1.91% 1.89%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 40

Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2022 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2022

Shares		Value
Common Stocks — 97.89%
Communication Services — 4.31%
10,057	Nexstar Media Group, Inc., Class A	$1,678,010
52,308	PubMatic, Inc., Class A*	869,882
13,900	TechTarget, Inc.*	822,880

		3,370,772

Consumer Discretionary — 11.51%
6,510	Burlington Stores, Inc.*	728,404
12,909	Columbia Sportswear Co.	868,776
11,052	Dorman Products, Inc.*	907,590
11,300	Fox Factory Holding Corp.*	893,604
16,439	Gentherm, Inc.*	817,512
47,855	G-III Apparel Group Ltd.*	715,432
10,866	Installed Building Products, Inc.	880,037
9,188	LCI Industries	932,215
23,690	Ollie’s Bargain Outlet Holdings, Inc.*	1,222,404
11,970	Texas Roadhouse, Inc.	1,044,502

		9,010,476

Consumer Staples — 3.16%
7,115	Casey’s General Stores, Inc.	1,440,930
24,051	Performance Food Group Co.*	1,032,990

		2,473,920

Financials — 3.35%
11,506	FirstCash Holdings, Inc.	843,965
6,957	Kinsale Capital Group, Inc.	1,776,957

		2,620,922

Health Care — 18.90%
19,161	Azenta, Inc.	821,240
5,190	Bio-Techne Corp.	1,473,960
4,210	Charles River Laboratories International, Inc.*	828,528
14,297	Haemonetics Corp.*	1,058,407
16,724	HealthEquity, Inc.*	1,123,351
12,640	Henry Schein, Inc.*	831,333
14,990	Integer Holdings Corp.*	932,828
19,235	Integra LifeSciences Holdings Corp.*	814,795
6,110	Medpace Holdings, Inc.*	960,309
28,428	Merit Medical Systems, Inc.*	1,606,466
17,917	NuVasive, Inc.*	784,944
14,610	Omnicell, Inc.*	1,271,508
6,340	Repligen Corp.*	1,186,277
9,330	STAAR Surgical Co.*	658,231
9,170	Tandem Diabetes Care, Inc.*	438,785

		14,790,962

Industrials — 18.34%
24,214	Ameresco, Inc., Class A*	1,609,747

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2022

Shares		Value
13,303	Applied Industrial Technologies, Inc.	$1,367,282
10,570	ASGN, Inc.*	955,211
3,690	CACI International, Inc., Class A*	963,311
11,699	Helios Technologies, Inc.	591,969
20,973	IAA, Inc.*	667,990
14,242	ICF International, Inc.	1,552,663
7,417	Landstar System, Inc.	1,070,792
24,974	Mercury Systems, Inc.*	1,013,944
9,921	MSC Industrial Direct Co., Inc., Class A	722,348
4,960	RBC Bearings, Inc.*	1,030,738
6,290	Tetra Tech, Inc.	808,454
11,639	Westinghouse Air Brake Technologies Corp.	946,833
13,149	Woodward, Inc.	1,055,339

		14,356,621

Information Technology — 31.77%
15,437	Altair Engineering, Inc., Class A*	682,624
11,193	Badger Meter, Inc.	1,034,121
8,429	CyberArk Software Ltd.*	1,263,844
19,359	Diodes, Inc.*	1,256,593
17,660	Dynatrace, Inc.*	614,745
16,671	Envestnet, Inc.*	740,192
25,408	ePlus, Inc.*	1,055,448
40,914	Evo Payments, Inc., Class A*	1,362,436
10,085	ExlService Holdings, Inc.*	1,486,126
4,095	F5, Inc.*	592,669
9,620	Five9, Inc.*	721,308
4,346	Globant SA*	813,050
6,452	Jack Henry & Associates, Inc.	1,176,006
4,678	Littelfuse, Inc.	929,472
9,293	Manhattan Associates, Inc.*	1,236,248
11,226	Novanta, Inc.*	1,298,287
14,860	Onto Innovation, Inc.*	951,783
5,600	Paylocity Holding Corp.*	1,352,848
14,890	Perficient, Inc.*	968,148
15,040	Plexus Corp.*	1,316,902
27,540	Sapiens International Corp. NV	528,217
8,840	Silicon Laboratories, Inc.*	1,091,210
10,642	SPS Commerce, Inc.*	1,322,056
8,443	WEX, Inc.*	1,071,754

		24,866,087

Materials — 5.43%
9,005	AptarGroup, Inc.	855,745
8,508	Balchem Corp.	1,034,403
18,883	HB Fuller Co.	1,134,868
7,052	Reliance Steel &Aluminum Co.	1,229,939

		4,254,955

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2022

Shares		Value
Real Estate — 1.12%
10,634	Lamar Advertising Co., REIT, Class A	$877,199

Total Common Stocks		76,621,914

(Cost $71,007,623)

Investment Company — 2.32%
1,812,271	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	1,812,271

Total Investment Company		1,812,271

(Cost $1,812,271)

Total Investments		$78,434,185
(Cost $72,819,894)(b) — 100.21%

Liabilities in excess of other assets — (0.21)%		(164,110)

NET ASSETS — 100.00%		$78,270,075

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2022

Shares		Value
Common Stocks — 94.69%
Communication Services — 1.79%
71,962	Gray Television, Inc.	$1,030,496

Consumer Discretionary — 10.43%
57,667	Delta Apparel, Inc.*	806,761
122,510	Destination XL Group, Inc.*	664,004
36,800	G-III Apparel Group Ltd.*	550,160
29,753	Lakeland Industries, Inc.*	343,052
30,380	Lazydays Holdings, Inc.*	410,130
14,564	Malibu Boats, Inc., Class A*	698,927
63,300	ONE Group Hospitality, Inc. (The)*	420,312
7,300	Oxford Industries, Inc.	655,394
16,413	Patrick Industries, Inc.	719,546
44,260	Ruth’s Hospitality Group, Inc.	746,224

		6,014,510

Consumer Staples — 3.69%
9,180	John B Sanfilippo & Son, Inc.	695,202
13,470	MGP Ingredients, Inc.	1,429,975

		2,125,177

Energy — 6.68%
30,800	Delek US Holdings, Inc.	835,912
73,600	Magnolia Oil & Gas Corp., Class A	1,458,016
44,840	Par Pacific Holdings, Inc.*	735,824
14,200	PDC Energy, Inc.	820,618

		3,850,370

Financials — 16.65%
28,640	Allegiance Bancshares, Inc.	1,192,283
10,400	Amerisafe, Inc.	485,992
22,000	Capstar Financial Holdings, Inc.	407,660
69,798	Compass Diversified Holdings	1,260,552
26,170	First Bancorp/Southern Pines, NC	957,299
17,250	German American Bancorp, Inc.	615,997
37,366	Mercantile Bank Corp.	1,110,144
11,930	Northrim BanCorp, Inc.	495,811
18,080	Preferred Bank/Los Angeles, CA	1,179,358
10,100	Southern First Bancshares, Inc.*	420,766
14,510	Stock Yards Bancorp, Inc.	986,825
8,920	Triumph Bancorp, Inc.*	484,802

		9,597,489

Health Care — 10.65%
27,500	Apollo Medical Holdings, Inc.*	1,072,500
61,010	Inotiv, Inc.*	1,028,019
27,340	Lantheus Holdings, Inc.*	1,922,822

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2022

Shares		Value
26,330	Surmodics, Inc.*	$800,432
15,310	UFP Technologies, Inc.*	1,314,210

		6,137,983

Industrials — 23.22%
215,210	ACCO Brands Corp.	1,054,529
33,245	Allied Motion Technologies, Inc.	951,472
13,930	Barrett Business Services, Inc.	1,086,540
11,748	Casella Waste Systems, Inc., Class A*	897,430
20,880	CBIZ, Inc.*	893,246
56,042	Columbus McKinnon Corp.	1,466,059
24,500	Douglas Dynamics, Inc.	686,490
49,088	Ducommun, Inc.*	1,946,830
30,826	Greenbrier Cos., Inc. (The)	748,147
53,433	Insteel Industries, Inc.	1,417,577
20,680	Northwest Pipe Co.*	581,108
6,973	NV5 Global, Inc.*	863,397
6,700	Standex International Corp.	547,055
16,599	Willdan Group, Inc.*	245,831

		13,385,711

Information Technology — 14.10%
109,830	AXT, Inc.*	735,861
29,090	Cohu, Inc.*	749,940
30,900	Model N, Inc.*	1,057,707
39,300	Napco Security Technologies, Inc.*	1,142,844
4,343	Novanta, Inc.*	502,268
14,900	Onto Innovation, Inc.*	954,345
19,862	PC Connection, Inc.	895,577
30,126	Sapiens International Corp. NV	577,817
17,300	Super Micro Computer, Inc.*	952,711
19,015	Vishay Precision Group, Inc.*	562,654

		8,131,724

Materials — 3.54%
88,979	FutureFuel Corp.	537,433
31,537	Koppers Holdings, Inc.	655,339
10,600	Materion Corp.	848,000

		2,040,772

Real Estate — 3.26%
158,350	Braemar Hotels & Resorts, Inc., REIT	680,905
43,000	Chatham Lodging Trust*	424,410
11,700	Community Healthcare Trust, Inc., REIT	383,175
24,070	UMH Properties, Inc., REIT	388,731

		1,877,221

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2022

Shares		Value
Utilities — 0.68%
8,510	Unitil Corp.	$395,290

Total Common Stocks		54,586,743

(Cost $41,580,251)

Exchange Traded Funds — 4.43%
10,840	iShares Biotechnology ETF	1,267,846
16,200	SPDR S&P Biotech ETF	1,284,984

Total Exchange Traded Funds		2,552,830

(Cost $2,850,553)

Investment Company — 1.51%
870,444	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	870,444

Total Investment Company		870,444

(Cost $870,444)

Total Investments		$58,010,017
(Cost $45,301,248)(b) — 100.63%

Liabilities in excess of other assets — (0.63)%		(363,033)

NET ASSETS — 100.00%		$57,646,984

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2022

Shares		Value
Common Stocks — 96.01%
Communication Services — 3.77%
8,574	Nexstar Media Group, Inc., Class A	$1,430,572

Consumer Discretionary — 12.70%
1,711	Deckers Outdoor Corp.*	534,876
4,990	Fox Factory Holding Corp.*	394,609
20,183	G-III Apparel Group Ltd.*	301,736
2,810	Group 1 Automotive, Inc.	401,465
4,742	LCI Industries	481,123
11,262	Malibu Boats, Inc., Class A*	540,463
14,344	Patrick Industries, Inc.	628,841
29,557	Ruth’s Hospitality Group, Inc.	498,331
19,130	Taylor Morrison Home Corp.*	446,112
30,686	Topgolf Callaway Brands Corp.*	591,012

		4,818,568

Consumer Staples — 4.39%
29,308	Hostess Brands, Inc.*	681,118
2,627	Medifast, Inc.	284,662
6,580	MGP Ingredients, Inc.	698,533

		1,664,313

Energy — 7.15%
64,026	Magnolia Oil & Gas Corp., Class A	1,268,355
31,889	Par Pacific Holdings, Inc.*	523,298
15,920	PDC Energy, Inc.	920,017

		2,711,670

Financials — 15.26%
14,270	Allegiance Bancshares, Inc.	594,060
74,901	Compass Diversified Holdings	1,352,712
6,460	Pinnacle Financial Partners, Inc.	523,906
13,794	Preferred Bank/Los Angeles, CA	899,783
11,997	TriCo Bancshares	535,666
18,376	United Community Banks, Inc.	608,246
24,132	Veritex Holdings, Inc.	641,670
7,810	Wintrust Financial Corp.	636,905

		5,792,948

Health Care — 9.72%
11,381	Apollo Medical Holdings, Inc.*	443,859
10,574	Globus Medical, Inc., Class A*	629,893
18,200	Inotiv, Inc.*	306,670
16,736	Lantheus Holdings, Inc.*	1,177,043
3,063	Masimo Corp.*	432,373
4,641	Omnicell, Inc.*	403,907
1,201	West Pharmaceutical Services, Inc.	295,542

		3,689,287

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2022

Shares		Value
Industrials — 21.91%
168,045	ACCO Brands Corp.	$823,421
5,040	Arcosa, Inc.	288,187
14,449	Atkore, Inc.*	1,124,277
9,650	Barrett Business Services, Inc.	752,700
22,026	CBIZ, Inc.*	942,272
44,407	Columbus McKinnon Corp.	1,161,687
31,241	Ducommun, Inc.*	1,239,018
22,285	Greenbrier Cos., Inc. (The)	540,857
33,302	Insteel Industries, Inc.	883,502
4,498	NV5 Global, Inc.*	556,942

		8,312,863

Information Technology — 11.31%
5,053	Ambarella, Inc.*	283,877
64,802	AXT, Inc.*	434,173
13,240	Cohu, Inc.*	341,327
5,054	MKS Instruments, Inc.	417,663
15,729	Model N, Inc.*	538,404
3,126	Novanta, Inc.*	361,522
9,301	Onto Innovation, Inc.*	595,729
16,709	Sapiens International Corp. NV	320,479
13,010	Super Micro Computer, Inc.*	716,461
8,100	Tenable Holdings, Inc.*	281,880

		4,291,515

Materials — 4.39%
43,106	FutureFuel Corp.	260,360
6,433	Ingevity Corp.*	390,033
18,921	Koppers Holdings, Inc.	393,178
7,760	Materion Corp.	620,800

		1,664,371

Real Estate — 3.91%
58,260	DiamondRock Hospitality Co., REIT	437,532
2,520	EastGroup Properties, Inc., REIT	363,737
12,758	STAG Industrial, Inc., REIT	362,710
19,879	UMH Properties, Inc., REIT	321,046

		1,485,025

Utilities — 1.50%
8,180	Southwest Gas Holdings, Inc.	570,555

Total Common Stocks		36,431,687

(Cost $26,153,641)

Exchange Traded Funds — 1.95%
168	iShares Russell 2000 Index Fund	27,706

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2022

Shares		Value
8,990	SPDR S&P Biotech ETF	$713,087

Total Exchange Traded Funds		740,793

(Cost $1,153,214)

Investment Company — 2.37%
900,374	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	900,374

Total Investment Company		900,374

(Cost $900,374)

Total Investments		$38,072,854
(Cost $28,207,229)(b) — 100.33%

Liabilities in excess of other assets — (0.33)%		(124,868)

NET ASSETS — 100.00%		$37,947,986

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2022

Shares		Value
Common Stocks — 98.24%
Communication Services — 1.64%
7,200	Cumulus Media, Inc., Class A*	$50,616
400	Daily Journal Corp.*	102,556
46,050	DHI Group, Inc.*	247,749
25,100	Entravision Communications Corp., Class A	99,647
23,643	EW Scripps Co. (The), Class A*	266,457
868	Madison Square Garden Entertainment Corp.*	38,270
5,800	Marcus Corp. (The)	80,562
119,400	Point.360(a),(b),(c)	0
13,600	Saga Communications, Inc., Class A	355,640
39,150	Salem Media Group, Inc.*	68,121
24,600	Spok Holdings, Inc.	187,944
19,200	Townsquare Media, Inc., Class A*	139,392

		1,636,954

Consumer Discretionary — 15.93%
6,400	American Outdoor Brands, Inc.*	56,128
7,100	American Public Education, Inc.*	64,894
6,400	America’s Car-Mart, Inc.*	390,528
21,300	Anemostat Door Products(a),(b),(c)	0
21,300	Anemostat, Inc.(a),(b),(c)	0
8,500	Bassett Furniture Industries, Inc.	133,280
30,000	Beazer Homes USA, Inc.*	290,100
13,800	Big 5 Sporting Goods Corp.	148,212
3	Biglari Holdings, Inc., Class B*	347
3,420	Bluegreen Vacations Holding Corp.	56,498
8,630	Build-A-Bear Workshop, Inc.	115,038
12,050	Carriage Services, Inc.	387,528
6,000	Cato Corp. (The), Class A	57,240
8,200	Century Casinos, Inc.*	53,792
12,993	Century Communities, Inc.	555,841
4,200	Chuy’s Holdings, Inc.*	97,356
2,900	Citi Trends, Inc.*	44,979
5,342	Clarus Corp.	71,957
64,330	Container Store Group, Inc. (The)*	315,217
2,100	Cooper-Standard Holdings, Inc.*	12,264
28,600	Crown Crafts, Inc.	165,308
16,230	Culp, Inc.	70,763
30,900	Delta Apparel, Inc.*	432,291
14,400	Duluth Holdings, Inc., Class B*	101,376
10,000	El Pollo Loco Holdings, Inc.*	89,200
8,000	Escalade, Inc.	79,600
11,100	Ethan Allen Interiors, Inc.	234,654
4,900	Flanigan’s Enterprises, Inc.	125,048
9,600	Flexsteel Industries, Inc.	150,720
8,700	Funko, Inc., Class A*	175,914
2,800	Genesco, Inc.*	110,096

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
18,280	Haverty Furniture Cos., Inc.	$455,172
10,400	hhgregg, Inc.*	2
2,000	Hibbett, Inc.	99,620
18,200	Hooker Furnishings Corp.	245,518
1,700	Hovnanian Enterprises, Inc., Class A*	60,690
20,900	Jerash Holdings US, Inc.	88,616
6,740	Johnson Outdoors, Inc., Class A	345,829
23,500	Kid Brands, Inc.*,(b)	0
34,120	Lakeland Industries, Inc.*	393,404
10,500	Lands’ End, Inc.*	81,060
95,270	Lazare Kaplan International, Inc.(a),(b),(c)	0
7,400	La-Z-Boy, Inc.	167,018
7,100	Lazydays Holdings, Inc.*	95,850
14,100	Legacy Housing Corp.*	241,815
14,800	Lifetime Brands, Inc.	100,196
23,200	Lincoln Educational Services Corp.*	126,208
5,000	Live Ventures, Inc.*	125,250
8,700	LL Flooring Holdings, Inc.*	60,291
12,380	M/I Homes, Inc.*	448,527
18,780	MarineMax, Inc.*	559,456
8,100	McRae Industries, Inc., Class A	307,800
2,285	Mecklermedia Corp.(a),(b),(c)	0
21,000	Mestek, Inc.*,(b)	546,000
10,100	Modine Manufacturing Co.*	130,694
9,000	Motorcar Parts of America, Inc.*	136,980
14,340	Movado Group, Inc.	404,101
3,700	Nathan’s Famous, Inc.	235,579
12,400	Nautilus, Inc.*	20,212
10,100	Nobility Homes, Inc.	244,925
2,500	OneWater Marine, Inc., Class A*	75,275
41,000	Orleans Homebuilders, Inc.(a),(b),(c)	0
8,425	Patrick Industries, Inc.	369,352
3,500	RCI Hospitality Holdings, Inc.	228,690
22,000	Rocky Brands, Inc.	441,320
10,160	Sonic Automotive, Inc., Class A	439,928
13,000	Standard Motor Products, Inc.	422,500
13,430	Strattec Security Corp.*	279,344
25,010	Stride, Inc.*	1,051,170
32,089	Superior Group of Cos., Inc.	284,950
36,100	Superior Industries International, Inc.*	109,022
11,740	Taylor Morrison Home Corp.*	273,777
26,800	Tilly’s, Inc., Class A	185,456
9,160	TravelCenters of America, Inc.*	493,999
12,900	Tupperware Brands Corp.*	84,495
26,700	Unifi, Inc.*	253,917
3,900	Universal Electronics, Inc.*	76,713
30,000	Universal Travel Group(a),(b),(c)	0
24,100	Vera Bradley, Inc.*	72,541
19,100	VOXX International Corp.*	145,351

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
1,397	Walking Co. Holdings, Inc. (The)(a),(b),(c)	$0
11,900	Weyco Group, Inc.	242,046

		15,836,828

Consumer Staples — 4.04%
8,200	Alico, Inc.	231,568
4,350	Andersons, Inc. (The)	134,981
13,425	Central Garden & Pet Co.*	483,837
2,200	e.l.f. Beauty, Inc.*	82,764
36	Hawaiian Macadamia Nut Orchards L.P.*,(b)	82,800
11,260	Ingles Markets, Inc., Class A	891,905
20,700	Lifevantage Corp.	77,625
10,400	Natural Alternatives International, Inc.*	96,408
37,860	Natural Grocers by Vitamin Cottage, Inc.	408,509
8,500	Nature’s Sunshine Products, Inc.*	70,040
17,030	Oil-Dri Corp. of America	412,126
4,400	Seneca Foods Corp., Class A*	221,936
21,460	SpartanNash Co.	622,769
10,300	Village Super Market, Inc., Class A	199,099

		4,016,367

Energy — 2.85%
5,000	Adams Resources & Energy, Inc.	149,000
45,500	Aegean Marine Petroleum Network, Inc.(a),(b),(c)	0
1	Bristow Group, Inc.*	23
3,700	Civitas Resources, Inc.	212,343
9,000	CONSOL Energy, Inc.	578,880
8,800	Dorian LPG Ltd.	119,416
11,800	Evolution Petroleum Corp.	82,128
7,700	Global Partners LP	190,575
2,950	Harvest Natural Resources, Inc.(a),(b),(c)	0
48,640	North American Construction Group Ltd.	465,485
4,900	Ranger Oil Corp., Class A	154,105
12,930	REX American Resources Corp.*	361,006
8,050	Sitio Royalties Corp.	177,985
8,400	Solaris Oilfield Infrastructure, Inc., Class A	78,624
24,608	Southwestern Energy Co.*	150,601
18,880	W&T Offshore, Inc.*	110,637

		2,830,808

Financials — 40.13%
4,700	ACNB Corp.	141,188
6,200	AFC Gamma, Inc., REIT	94,860
39,150	Affirmative Insurance Holdings, Inc.(a),(b),(c)	0
9,200	Amalgamated Financial Corp.	207,460
8,900	Amerant Bancorp, Inc.	221,076
3,900	American Business Bank*	154,830
7,300	American National Bankshares, Inc.	233,235
7,600	Ames National Corp.	168,568

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
5,968	Apollo Commercial Real Estate Finance, Inc., REIT	$49,534
43,926	Arbor Realty Trust, Inc., REIT	505,149
46,870	Ares Commercial Real Estate Corp., REIT	489,792
2,200	Arlington Asset Investment Corp., REIT, Class A*	5,984
101	Ashford, Inc.*	1,361
3,900	Associated Capital Group, Inc., Class A	143,364
34,550	Banc of California, Inc.	551,763
13,200	Banco Latinoamericano de Comercio Exterior SA, Class E	172,392
12,900	Bancorp, Inc. (The)*	283,542
2,800	Bank First Corp.	214,144
5,142	Bank of Marin Bancorp	154,003
5,500	Bank of Princeton (The)	155,925
6,000	Bank7 Corp.	133,080
14,400	BankFinancial Corp.	136,224
7,000	Bankwell Financial Group, Inc.	203,770
5,328	Banner Corp.	314,778
9,500	Bar Harbor Bankshares	251,940
5,300	BayCom Corp.	93,174
10,500	BCB Bancorp, Inc.	176,715
100,000	Beverly Hills Bancorp, Inc.*,(a),(b),(c)	0
15,000	Blucora, Inc.*	290,100
8,100	Blue Ridge Bankshares, Inc.	102,951
19,000	Bridgewater Bancshares, Inc.*	312,930
5,500	Business First Bancshares, Inc.	118,415
36,100	California First Leasing Corp.	579,405
1,500	Cambridge Bancorp	119,610
6,200	Capital Bancorp, Inc.	143,220
9,400	Capital City Bank Group, Inc.	292,434
38,000	Capitol Bancorp Ltd.(a),(b),(c)	0
10,300	Capstar Financial Holdings, Inc.	190,859
5,700	Central Valley Community Bancorp	100,947
6,500	CF Bankshares, Inc.	134,030
22,597	Cherry Hill Mortgage Investment Corp., REIT	110,951
8,200	Citizens & Northern Corp.	198,276
18,850	Citizens, Inc.*	62,959
12,200	Civista Bancshares, Inc.	253,272
10,000	CNB Financial Corp.	235,700
2,800	Coastal Financial Corp.*	111,272
8,300	Cohen & Co., Inc.	70,633
98,543	Consumer Portfolio Services, Inc.*	716,408
2,189	Cowen, Inc., Class A	84,583
7,300	Crescent Capital BDC, Inc.	109,646
500	Diamond Hill Investment Group, Inc.	82,500
11,248	Dime Community Bancshares, Inc.	329,341
18,077	Donegal Group, Inc., Class A	243,859
6,200	Donnelley Financial Solutions, Inc.*	229,214
13,346	Dynex Capital, Inc., REIT	155,481
41,600	Ellington Residential Mortgage, REIT	256,672
8,000	Embassy Bancorp, Inc.	160,880

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
24,440	Enova International, Inc.*	$715,359
8,300	Enterprise Bancorp, Inc.	248,253
5,878	Enterprise Financial Services Corp.	258,867
4,700	Equity Bancshares, Inc., Class A	139,261
7,200	Esquire Financial Holdings, Inc.	270,360
6,800	ESSA Bancorp, Inc.	131,852
4,400	Evans Bancorp, Inc.	161,260
16,500	Farmers National Banc Corp.	215,985
13,887	FB Financial Corp.	530,622
9,490	Federal Agricultural Mortgage Corp., Class C	940,839
2,800	Fidelity D&D Bancorp, Inc.	112,980
8,000	Financial Institutions, Inc.	192,560
6,700	First Bancorp, Inc. (The)	184,585
10,400	First Bank	142,168
7,700	First Business Financial Services, Inc.	248,787
1,800	First Capital, Inc.	46,278
6,700	First Community Bankshares, Inc.	214,601
9,800	First Financial Corp.	442,862
10,000	First Financial Northwest, Inc.	148,400
9,200	First Internet Bancorp	311,512
9,423	First Merchants Corp.	364,482
9,800	First of Long Island Corp. (The)	168,952
38,000	First Place Financial Corp.(a),(b),(c)	0
5,400	First Savings Financial Group, Inc.	124,092
5,300	First Western Financial, Inc.*	130,645
8,600	Flushing Financial Corp.	166,582
8,400	FS Bancorp, Inc.	228,984
10,600	FVCBankcorp, Inc.*	203,202
43,528	Great Ajax Corp., REIT	326,895
8,550	Guaranty Bancshares, Inc.	295,745
11,700	Hanmi Financial Corp.	277,056
12,300	HBT Financial, Inc.	223,245
5,640	HCI Group, Inc.	221,088
16,470	Heritage Insurance Holdings, Inc.	37,222
700	Hingham Institution for Savings (The), FOR	175,777
5,000	Home Bancorp, Inc.	194,950
11,340	HomeTrust Bancshares, Inc.	250,614
11,600	Independent Bank Corp.	221,560
8,500	Investar Holding Corp.	169,150
3,704	Investors Title Co.	522,264
8,000	Kansas City Life Insurance Co.	232,080
7,874	Lakeland Bancorp, Inc.	126,063
6,400	LCNB Corp.	101,504
28,000	Macatawa Bank Corp.	259,280
5,100	Malvern Bancorp, Inc.*	73,287
24,300	Manhattan Bridge Capital, Inc., REIT	137,052
68,220	Manning & Napier, Inc.	837,059
5,000	Mercantile Bank Corp.	148,550

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
10,050	Merchants Bancorp	$231,854
6,500	Meridian Corp.	189,605
8,000	Metrocity Bankshares, Inc.	157,120
6,600	Metropolitan Bank Holding Corp.*	424,776
5,500	Mid Penn Bancorp, Inc.	158,015
8,700	Midland States Bancorp, Inc.	205,059
6,700	MidWestOne Financial Group, Inc.	182,843
7,200	MVB Financial Corp.	200,376
6,200	National Bankshares, Inc.	209,312
2,800	National Western Life Group, Inc., Class A	478,240
7,900	Nexpoint Real Estate Finance, Inc., REIT	118,342
11,567	Nicholas Financial, Inc.*	65,816
7,100	Northeast Bank	260,357
14,600	Northeast Community Bancorp, Inc.	181,040
5,100	Northrim BanCorp, Inc.	211,956
40,510	Northwest Bancshares, Inc.	547,290
24,100	OFG Bancorp	605,633
20,400	Old Second Bancorp, Inc.	266,220
13,200	OP Bancorp	146,784
12,600	Oppenheimer Holdings, Inc., Class A	390,348
4,000	Orange County Bancorp, Inc.	154,000
3,140	Orchid Island Capital, Inc.	25,748
10,200	Orrstown Financial Services, Inc.	243,984
9,300	Parke Bancorp, Inc.	194,928
16,200	Partners Bancorp	144,018
6,600	PCB Bancorp	119,262
13,900	PCSB Financial Corp.	249,227
5,500	Peapack-Gladstone Financial Corp.	185,075
4,900	PennyMac Financial Services, Inc.	210,210
18,398	Peoples Bancorp, Inc.	532,254
3,900	Peoples Financial Services Corp.	182,676
2,730	Piper Sandler Cos.	285,940
37,864	Premier Financial Corp.	973,105
18,400	Primis Financial Corp.	223,192
5,900	Private Bancorp of America, Inc.*	169,979
8,100	Professional Holding Corp., Class A*	210,114
7,600	Provident Bancorp, Inc.	108,756
15,500	Provident Financial Holdings, Inc.	220,100
7,220	Provident Financial Services, Inc.	140,790
6,900	Randolph Bancorp, Inc.	186,024
1,875	Raymond James Financial, Inc.	185,288
12,400	RBB Bancorp	257,672
16,781	Ready Capital Corp., REIT	170,159
3,700	Red River Bancshares, Inc.	182,891
19,860	Regional Management Corp.	556,874
19,100	Riverview Bancorp, Inc.	121,285
3,050	S&T Bancorp, Inc.	89,396
26,200	Sachem Capital Corp., REIT	87,246
6,420	Safety Insurance Group, Inc.	523,615

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
6,300	SB Financial Group, Inc.	$106,155
11,000	Shore Bancshares, Inc.	190,520
10,300	Sierra Bancorp	203,425
14,445	Simmons First National Corp., Class A	314,757
11,500	SmartFinancial, Inc.	284,165
12,400	South Plains Financial, Inc.	341,744
5,900	Southern First Bancshares, Inc.*	245,794
6,900	Southern Missouri Bancorp, Inc.	352,107
3,836	SouthState Corp.	303,504
9,800	Stewart Information Services Corp.	427,672
6,100	Summit Financial Group, Inc.	164,334
8,700	SWK Holdings Corp.*	147,900
6,200	Territorial Bancorp, Inc.	114,948
6,900	Timberland Bancorp, Inc.	190,785
18,100	Trean Insurance Group, Inc.*	61,540
7,544	United Bankshares, Inc.	269,698
6,205	United Community Banks, Inc.	205,386
19,000	United Western Bancorp, Inc.(a),(b),(c)	0
5,900	Unity Bancorp, Inc.	148,149
9,600	Universal Insurance Holdings, Inc.	94,560
9,900	Waterstone Financial, Inc.	159,984
10,100	West BanCorp, Inc.	210,181
26,300	Western New England Bancorp, Inc.	213,819
5,200	Westwood Holdings Group, Inc.	50,076

		39,895,167

Health Care — 1.25%
4,600	AngioDynamics, Inc.*	94,116
13,150	Artivion, Inc.*	181,996
4,600	Computer Programs and Systems, Inc.*	128,248
10,400	FONAR Corp.*	147,160
13,100	Meridian Bioscience, Inc.*	413,043
7,300	OraSure Technologies, Inc.*	27,667
23,000	Surface Oncology, Inc.*	23,920
2,700	UFP Technologies, Inc.*	231,768

		1,247,918

Industrials — 16.77%
7,300	Acme United Corp.	168,046
5,250	Alamo Group, Inc.	641,917
2,924	Allied Motion Technologies, Inc.	83,685
69,700	ARC Document Solutions, Inc.	157,522
14,900	BGSF, Inc.	165,539
7,100	Blue Bird Corp.*	59,285
5,000	BlueLinx Holdings, Inc.*	310,500
24,090	CBIZ, Inc.*	1,030,570
25,774	CECO Environmental Corp.*	228,100
10,678	Cenveo, Inc.(a),(b),(c)	0
2,400	Chicago Rivet & Machine Co.	61,848

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
8,200	Commercial Vehicle Group, Inc.*	$36,900
27,978	CompX International, Inc.	454,363
38,300	Costamare, Inc.	342,785
9,500	Covenant Logistics Group, Inc.	272,650
1,800	CRA International, Inc.	159,732
27,760	Ducommun, Inc.*	1,100,962
15,900	Eastern Co. (The)	275,865
4,900	Encore Wire Corp.	566,146
33,660	Ennis, Inc.	677,576
1,430	EnPro Industries, Inc.	121,521
9,690	Espey Mfg. & Electronics Corp.*	133,625
414	Genco Shipping & Trading Ltd.	5,187
3,180	Gibraltar Industries, Inc.*	130,157
7,100	Graham Corp.	62,409
11,210	Greenbrier Cos., Inc. (The)	272,067
24,050	Griffon Corp.	709,956
3,400	Hurco Cos., Inc.	76,432
7,800	Insteel Industries, Inc.	206,934
12,300	L B Foster Co., Class A*	120,048
21,200	Limbach Holdings, Inc.*	161,120
22,500	LS Starrett Co. (The), Class A*	198,675
59,250	LSI Industries, Inc.	455,633
33,340	Marten Transport Ltd.	638,794
9,500	Mesa Air Group, Inc.*	15,675
23,479	Miller Industries, Inc.	499,868
16,000	Mistras Group, Inc.*	71,360
3,800	National Presto Industries, Inc.	247,190
8,600	Northwest Pipe Co.*	241,660
4,400	PAM Transportation Services, Inc.*	136,224
40,500	Park Aerospace Corp.	447,120
3,700	Park-Ohio Holdings Corp.	41,847
7,300	Powell Industries, Inc.	153,884
3,000	Preformed Line Products Co.	213,450
12,900	Quanex Building Products Corp.	234,264
28,600	Quest Resource Holding Corp.*	241,384
34,400	Radiant Logistics, Inc.*	195,736
14,000	RCM Technologies, Inc.*	233,660
13,600	Resources Connection, Inc.	245,752
13,940	Rush Enterprises, Inc., Class A	611,408
22,000	Safe Bulkers, Inc.	54,340
3,100	Standex International Corp.	253,115
11,700	Sterling Infrastructure, Inc.*	251,199
8,200	Tecnoglass, Inc.	172,118
21,710	Textainer Group Holdings Ltd.	583,131
10,500	Titan Machinery, Inc.*	296,730
17,800	U.S. Xpress Enterprises, Inc., Class A*	43,788
10,730	V2X, Inc.*	379,842

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
3,400	VSE Corp.	$120,360
18,338	Willis Lease Finance Corp.*	600,386

		16,672,040

Information Technology — 7.24%
8,800	AstroNova, Inc.*	102,960
5,100	Aviat Networks, Inc.*	139,638
17,700	AXT, Inc.*	118,590
13,600	Bel Fuse, Inc., Class B	343,400
2,700	Clearfield, Inc.*	282,528
6,200	Comtech Telecommunications Corp.	62,062
6,200	CPI Card Group, Inc.*	97,712
14,550	CTS Corp.	606,008
3,900	CyberOptics Corp.*	209,742
20,450	Digi International, Inc.*	706,956
7,580	ePlus, Inc.*	314,873
600	Fabrinet*	57,270
36,400	Franklin Wireless Corp.*	106,288
23,800	Immersion Corp.*	130,662
2,500	Insight Enterprises, Inc.*	206,025
3,200	JinkoSolar Holding Co. Ltd., ADR*	177,248
22,400	Kimball Electronics, Inc.*	384,160
9,600	LGL Group, Inc. (The)*	108,672
13,640	Methode Electronics, Inc.	506,726
27,200	NetSol Technologies, Inc.*	85,408
31,000	Park City Group, Inc.*	165,850
11,920	PC Connection, Inc.	537,473
31,700	PCTEL, Inc.	149,624
30,330	Photronics, Inc.*	443,425
22,800	Priority Technology Holdings, Inc.*	102,828
12,500	Richardson Electronics Ltd.	188,750
64,900	SigmaTron International, Inc.*	308,275
16,680	Vishay Precision Group, Inc.*	493,561
28,900	WidePoint Corp.*	61,557

		7,198,271

Materials — 3.48%
34,600	American Vanguard Corp.	647,020
29,700	Ampco-Pittsburgh Corp.*	109,296
37,000	Blue Earth Refineries, Inc.(a),(b),(c)	0
8,400	Clearwater Paper Corp.*	315,840
15,500	Core Molding Technologies, Inc.*	153,915
21,900	Fortitude Gold Corp.	121,107
12,300	Friedman Industries, Inc.	87,453
53,190	FutureFuel Corp.	321,267
8,800	Hawkins, Inc.	343,112
3,400	Haynes International, Inc.	119,408
2,900	Innospec, Inc.	248,443
6,840	Materion Corp.	547,200

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Shares		Value
8,200	Olympic Steel, Inc.	$187,042
5,200	Ryerson Holding Corp.	133,848
13,000	Tredegar Corp.	122,720

		3,457,671

Real Estate — 3.13%
11,300	Alpine Income Property Trust, Inc., REIT	183,286
9,000	AMREP Corp.*	101,520
6,820	BBX Capital, Inc.*	54,492
4,800	Community Healthcare Trust, Inc., REIT	157,200
11,075	CTO Realty Growth, Inc., REIT	207,545
20,000	Farmland Partners, Inc., REIT	253,400
3,900	FRP Holdings, Inc.*	212,004
11,242	Getty Realty Corp., REIT	302,297
8,800	Global Medical REIT, Inc.	74,976
23,032	One Liberty Properties, Inc., REIT	484,133
7,700	RE/MAX Holdings, Inc., Class A	145,607
4,100	RMR Group, Inc. (The), Class A	97,129
19,000	RPT Realty, REIT	143,640
12,700	Urstadt Biddle Properties, Inc., REIT, Class A	196,977
58,810	Whitestone, REIT	497,533

		3,111,739

Utilities — 1.78%
1,600	Artesian Resources Corp., Class A	76,992
2,985	Chesapeake Utilities Corp.	344,439
2,800	Middlesex Water Co.	216,160
7,500	RGC Resources, Inc.	157,950
7,700	SJW Group	443,520
11,466	Unitil Corp.	532,596

		1,771,657

Total Common Stocks		97,675,420

(Cost $84,808,977)

Rights/Warrants — 0.04%
1,136	Chord Energy Corp, *	24,424
568	Chord Energy Corp, *	11,866
8,600	LGL Group, Inc. (The), Warrants, Expire 11/16/25*	3,439

Total Rights/Warrants		39,729

(Cost $95,621)

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2022

Principal Amount		Value
Corporate Bonds — 0.00%
Financial — 0.00%
$1,947	Trenwick America Corp., 0.00%, (a),(b),(c)	$0
1,098	Trenwick America Corp., 0.00%, (a),(b),(c)	0
		0
Total Corporate Bonds		0
(Cost $0)

Shares
Investment Company — 1.75%
1,735,997	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	1,735,997

Total Investment Company		1,735,997

(Cost $1,735,997)

Total Investments		$99,451,146
(Cost $86,640,595)(e) — 100.03%

Liabilities in excess of other assets — (0.03)%		(30,749)

NET ASSETS — 100.00%		$99,420,397

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2022

Shares		Value
Common Stocks — 92.79%
Communication Services — 3.18%
27,747	Gray Television, Inc.	$397,337
3,490	Nexstar Media Group, Inc., Class A	582,306

		979,643

Consumer Discretionary — 9.90%
18,580	Dana, Inc.	212,369
22,610	G-III Apparel Group Ltd.*	338,020
2,330	Group 1 Automotive, Inc.	332,887
5,890	Malibu Boats, Inc., Class A*	282,661
3,320	Oxford Industries, Inc.	298,070
8,860	Patrick Industries, Inc.	388,422
22,950	Ruth’s Hospitality Group, Inc.	386,937
13,035	Steven Madden Ltd.	347,644
15,700	Taylor Morrison Home Corp.*	366,124
14,034	Tilly’s, Inc., Class A	97,115

		3,050,249

Consumer Staples — 4.31%
22,170	Hostess Brands, Inc.*	515,231
4,940	John B Sanfilippo & Son, Inc.	374,106
4,140	MGP Ingredients, Inc.	439,502

		1,328,839

Energy — 6.66%
20,870	Delek US Holdings, Inc.	566,412
29,060	Magnolia Oil & Gas Corp., Class A	575,678
24,500	Par Pacific Holdings, Inc.*	402,045
8,800	PDC Energy, Inc.	508,552

		2,052,687

Financials — 24.21%
3,420	American Financial Group, Inc.	420,421
6,280	Amerisafe, Inc.	293,464
32,840	Columbia Banking System, Inc.	948,748
28,742	Compass Diversified Holdings	519,080
7,630	Independent Bank Group, Inc.	468,406
23,777	Mercantile Bank Corp.	706,415
12,885	Pacific Premier Bancorp, Inc.	398,920
8,800	Pinnacle Financial Partners, Inc.	713,680
4,240	Reinsurance Group of America, Inc.	533,434
6,300	Stock Yards Bancorp, Inc.	428,463
12,660	TriCo Bancshares	565,269
15,140	United Community Banks, Inc.	501,134
20,060	Veritex Holdings, Inc.	533,395
9,300	WSFS Financial Corp.	432,078

		7,462,907

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2022

Shares		Value
Health Care — 6.10%
10,280	Globus Medical, Inc., Class A*	$612,380
15,139	Inotiv, Inc.*	255,092
9,570	Lantheus Holdings, Inc.*	673,058
3,910	Omnicell, Inc.*	340,287

		1,880,817

Industrials — 15.48%
102,738	ACCO Brands Corp.	503,416
2,850	Arcosa, Inc.	162,963
7,565	Atkore, Inc.*	588,633
7,640	Barrett Business Services, Inc.	595,920
9,764	Builders FirstSource, Inc.*	575,295
21,470	Columbus McKinnon Corp.	561,655
14,536	Ducommun, Inc.*	576,498
15,698	Greenbrier Cos., Inc. (The)	380,991
18,900	Insteel Industries, Inc.	501,417
2,620	NV5 Global, Inc.*	324,408

		4,771,196

Information Technology — 6.46%
2,840	MKS Instruments, Inc.	234,698
10,603	Model N, Inc.*	362,941
1,990	Novanta, Inc.*	230,144
5,170	Onto Innovation, Inc.*	331,138
9,840	Super Micro Computer, Inc.*	541,889
22,350	Viavi Solutions, Inc.*	291,667

		1,992,477

Materials — 4.28%
2,400	Kaiser Aluminum Corp.	147,240
14,159	Koppers Holdings, Inc.	294,224
4,460	Materion Corp.	356,800
2,980	Reliance Steel & Aluminum Co.	519,742

		1,318,006

Real Estate — 9.29%
45,580	Braemar Hotels & Resorts, Inc., REIT	195,994
11,939	Community Healthcare Trust, Inc., REIT	391,002
7,850	CubeSmart, REIT	314,471
48,670	DiamondRock Hospitality Co., REIT	365,512
2,180	EastGroup Properties, Inc., REIT	314,661
7,244	National Storage Affiliates Trust, REIT	301,206
52,110	RLJ Lodging Trust, REIT	527,353
7,340	STAG Industrial, Inc., REIT	208,676
15,071	UMH Properties, Inc., REIT	243,397

		2,862,272

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2022

Shares		Value
Utilities — 2.92%
12,890	Southwest Gas Holdings, Inc.	$899,077

Total Common Stocks (Cost $33,629,951)		28,598,170

Exchange Traded Funds — 2.10%
8,180	SPDR S&P Biotech ETF	648,838

Total Exchange Traded Funds		648,838

(Cost $753,678)

Exchange Traded Funds — 0.96%
2,300	iShares Russell 2000 Value ETF	296,539

Total Exchange Traded Funds		296,539

(Cost $324,672)

Investment Company — 0.76%
233,786	U.S. Government Money Market Fund,
	RBC Institutional Class 1(a)	233,786

Total Investment Company		233,786

(Cost $233,786)

Total Investments		$29,777,333
(Cost $34,942,087)(b) — 96.61%
Other assets in excess of liabilities — 3.39%		1,043,993

NET ASSETS — 100.00%		$30,821,326

*	Non-income producing security.

(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

42

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2022

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $71,007,623, $44,430,804 and $27,306,855, respectively)	$76,621,914	$57,139,573	$37,172,480
Affiliated investments (cost $1,812,271, $870,444 and $900,374, respectively)	1,812,271	870,444	900,374
Cash	3,878	3,804	3,727
Interest and dividend receivable	5,911	13,198	16,474
Receivable for capital shares issued	4,939	200	1,001
Prepaid expenses and other assets	26,635	16,876	21,568

Total Assets	78,475,548	58,044,095	38,115,624

Liabilities:
Professional fees payable	4,512	4,482	4,576
Payable for capital shares redeemed	50,223	—	3,688
Payable for investments purchased	—	278,609	60,028
Accrued expenses and other payables:
Investment advisory fees	26,783	32,816	17,907
Accounting fees	4,839	4,653	4,468
Audit fees	38,717	38,717	38,717
Trustees’ fees	814	636	482
Distribution fees	54,960	353	1,494
Custodian fees	290	1,016	1,296
Shareholder reports	19,819	25,964	23,425
Transfer agent fees	—	5,492	7,042
Other	4,516	4,373	4,515

Total Liabilities	205,473	397,111	167,638

Net Assets	$78,270,075	$57,646,984	$37,947,986

Net Assets Consists of:
Capital	$67,022,625	$38,080,751	$22,136,918
Accumulated earnings	11,247,450	19,566,233	15,811,068

Net Assets	$78,270,075	$57,646,984	$37,947,986

43

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$11,258,645		$683,215	$6,429,768
Class I	66,994,065		56,963,769	31,510,164
Class R6	17,365		N/A	8,054

Total	$78,270,075		$57,646,984	$37,947,986

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,045,116		46,729	459,062
Class I	5,032,805		3,628,351	1,997,240
Class R6	1,298		N/A	509

Total	6,079,219		3,675,080	2,456,811

Net Asset Values and Redemption Prices Per Share:
Class A	$10.77		$14.62	$14.01

Class I	$13.31		$15.70	$15.78

Class R6	$13.38	$	N/A	$15.82

Maximum Offering Price Per Share:
Class A	$11.43		$15.51	$14.86

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

44

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $84,904,598 and $34,708,301, respectively)	$97,715,149	$29,543,547
Affiliated investments (cost $1,735,997 and $233,786, respectively)	1,735,997	233,786
Cash	3,980	3,727
Interest and dividend receivable	154,641	17,425
Receivable from affiliate (Note 3)	—	862,113
Receivable for capital shares issued	5,300	208,409
Prepaid expenses and other assets	14,295	75,294

Total Assets	99,629,362	30,944,301

Liabilities:
Professional fees payable	4,535	4,490
Payable for capital shares redeemed	25,153	37,826
Accrued expenses and other payables:
Investment advisory fees	72,150	12,593
Accounting fees	5,112	4,403
Audit fees	38,717	38,717
Trustees’ fees	1,095	478
Distribution fees	3,442	46
Custodian fees	343	1,364
Shareholder reports	36,245	17,727
Transfer agent fees	14,769	—
Other	7,404	5,331

Total Liabilities	208,965	122,975

Net Assets	$99,420,397	$30,821,326

Net Assets Consists of:
Capital	$72,506,811	$37,563,203
Accumulated earnings	26,913,586	(6,741,877)

Net Assets	$99,420,397	$30,821,326

45

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2022

	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$2,672,871	$9,815
Class I		96,747,526	30,802,139
Class R6		N/A	9,372

Total		$99,420,397	$30,821,326

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		102,948	800
Class I		3,724,050	2,508,235
Class R6		N/A	757

Total		3,826,998	2,509,792

Net Asset Values and Redemption Prices Per Share:
Class A		$25.96	$12.27

Class I		$25.98	$12.28

Class R6	$	N/A	$12.38

Maximum Offering Price Per Share:
Class A		$27.54	$13.02

Maximum Sales Charge - Class A		5.75%	5.75%

See Notes to the Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2022
	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$12,425	$—	$42,522
Dividend income - unaffiliated	477,963	803,561	504,463
Dividend income - affiliated	8,804	9,425	5,501
Foreign tax withholding	(4,972)	(6,672)	(2,842)

Total Investment Income	494,220	806,314	549,644
Expenses:
Investment advisory fees	634,264	657,456	428,403
Distribution fees–Class A	33,585	1,982	18,952
Accounting fees	34,526	32,892	31,761
Audit fees	41,842	41,842	45,642
Custodian fees	3,705	4,070	5,030
Insurance fees	3,888	3,887	3,884
Legal fees	1,421	808	(5,955)
Registrations and filing fees	49,808	35,438	48,202
Shareholder reports	47,954	59,456	51,442
Transfer agent fees–Class A	13,908	4,408	15,208
Transfer agent fees–Class I	99,914	37,575	20,434
Transfer agent fees–Class R6	3,516	—	3,536
Trustees’ fees and expenses	2,440	1,908	1,121
Tax expense	2,648	2,585	2,492
Other fees	5,422	4,413	5,287

Total expenses before fee waiver/reimbursement	978,841	888,720	675,439
Expenses waived/reimbursed by:
Advisor	(202,055)	(133,652)	(203,632)

Net expenses	776,786	755,068	471,807

Net Investment Income (Loss)	(282,566)	51,246	77,837

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	5,973,308	9,022,114	9,784,564
Net change in unrealized depreciation on investments	(20,671,816)	(20,953,488)	(18,177,694)

Net realized/unrealized losses	(14,698,508)	(11,931,374)	(8,393,130)

Change in net assets resulting from operations	$(14,981,074)	$(11,880,128)	$(8,315,293)

47

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2022
	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$34,580	$466
Dividend income - unaffiliated	2,713,270	767,237
Dividend income - affiliated	17,048	3,797
Foreign tax withholding	(3,321)	—

Total Investment Income	2,761,577	771,500
Expenses:
Investment advisory fees	1,095,268	344,883
Distribution fees–Class A	7,832	28
Accounting fees	51,213	32,000
Audit fees	41,842	41,842
Custodian fees	4,104	10,226
Insurance fees	3,885	3,866
Legal fees	1,615	4,669
Registrations and filing fees	36,727	59,055
Shareholder reports	79,147	43,246
Transfer agent fees–Class A	7,397	3,517
Transfer agent fees–Class I	105,427	47,548
Transfer agent fees–Class R6	—	3,542
Trustees’ fees and expenses	3,284	1,309
Tax expense	3,423	2,577
Other fees	4,508	7,595

Total expenses before fee waiver/reimbursement	1,445,672	605,903
Expenses waived/reimbursed by:
Advisor	(135,339)	(188,172)

Net expenses	1,310,333	417,731

Net Investment Income	1,451,244	353,769

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	14,251,954	11,629,799
Foreign currency transactions	24	—

Net realized gains	14,251,978	11,629,799
Net change in unrealized appreciation/(depreciation) on:
Investments	(31,543,699)	(17,274,873)
Foreign currency	(166)	—

Net unrealized losses	(31,543,865)	(17,274,873)

Net realized/unrealized losses	(17,291,887)	(5,645,074)

Net increase from payment by affiliate (Note 3)	—	862,113

Change in net assets resulting from operations	$(15,840,643)	$(4,429,192)

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment loss	$(282,566)	$(342,942)
Net realized gains from investments	5,973,308	33,153,385
Net change in unrealized appreciation/(depreciation) on investments	(20,671,816)	3,026,416

Change in net assets resulting from operations	(14,981,074)	35,836,859

Distributions to Shareholders:
Class A	(3,541,196)	(400,344)
Class I	(16,697,691)	(2,566,042)
Class R6	(4,389)	(468)

Change in net assets resulting from shareholder distributions	(20,243,276)	(2,966,854)

Capital Transactions:
Proceeds from shares issued	23,276,342	30,983,661
Distributions reinvested	20,170,357	2,961,348
Cost of shares redeemed	(25,529,899)	(66,015,497)

Change in net assets resulting from capital transactions	17,916,800	(32,070,488)

Net increase/(decrease) in net assets	(17,307,550)	799,517
Net Assets:
Beginning of year	95,577,625	94,778,108

End of year	$78,270,075	$95,577,625

Share Transactions:
Issued	1,449,636	1,672,721
Reinvested	1,269,460	173,005
Redeemed	(1,550,770)	(3,503,007)

Change in shares resulting from capital transactions	1,168,326	(1,657,281)

See Notes to the Financial Statements.

49

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$51,246	$319,946
Net realized gains from investments	9,022,114	8,053,943
Net change in unrealized appreciation/(depreciation) on investments	(20,953,488)	18,176,726

Change in net assets resulting from operations	(11,880,128)	26,550,615

Distributions to Shareholders:
Class A	(96,604)	(61,771)
Class I	(8,428,370)	(5,635,775)

Change in net assets resulting from shareholder distributions	(8,524,974)	(5,697,546)

Capital Transactions:
Proceeds from shares issued	337,429	267,020
Distributions reinvested	8,011,273	5,338,948
Cost of shares redeemed	(5,095,608)	(5,592,626)

Change in net assets resulting from capital transactions	3,253,094	13,342

Net increase/(decrease) in net assets	(17,152,008)	20,866,411
Net Assets:
Beginning of year	74,798,992	53,932,581

End of year	$57,646,984	$74,798,992

Share Transactions:
Issued	17,578	12,840
Reinvested	418,026	303,383
Redeemed	(268,045)	(287,924)

Change in shares resulting from capital transactions	167,559	28,299

See Notes to the Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$77,837	$313,807
Net realized gains from investments	9,784,564	28,330,487
Net change in unrealized appreciation/(depreciation) on investments	(18,177,694)	6,098,731

Change in net assets resulting from operations	(8,315,293)	34,743,025

Distributions to Shareholders:
Class A	(3,564,899)	(1,280,130)
Class I	(19,265,009)	(18,388,491)
Class R6	(4,378)	(8,645)

Change in net assets resulting from shareholder distributions	(22,834,286)	(19,677,266)

Capital Transactions:
Proceeds from shares issued	3,311,183	43,371,432
Distributions reinvested	21,704,430	14,774,401
Cost of shares redeemed	(21,993,835)	(82,232,425)

Change in net assets resulting from capital transactions	3,021,778	(24,086,592)

Net decrease in net assets	(28,127,801)	(9,020,833)
Net Assets:
Beginning of year	66,075,787	75,096,620

End of year	$37,947,986	$66,075,787

Share Transactions:
Issued	157,928	1,274,925
Reinvested	1,096,661	509,657
Redeemed	(777,116)	(2,502,601)

Change in shares resulting from capital transactions	477,473	(718,019)

See Notes to the Financial Statements.

51

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$1,451,244	$1,158,079
Net realized gains from investments and foreign currency	14,251,978	6,606,449
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(31,543,865)	43,762,744

Change in net assets resulting from operations	(15,840,643)	51,527,272

Distributions to Shareholders:
Class A	(210,055)	(168,044)
Class I	(8,194,361)	(6,936,894)

Change in net assets resulting from shareholder distributions	(8,404,416)	(7,104,938)

Capital Transactions:
Proceeds from shares issued	16,531,713	10,227,046
Distributions reinvested	7,608,831	6,539,860
Cost of shares redeemed	(23,286,745)	(33,556,716)

Change in net assets resulting from capital transactions	853,799	(16,789,810)

Net increase/(decrease) in net assets	(23,391,260)	27,632,524
Net Assets:
Beginning of year	122,811,657	95,179,133

End of year	$99,420,397	$122,811,657

Share Transactions:
Issued	546,186	351,797
Reinvested	243,552	261,482
Redeemed	(799,352)	(1,234,923)

Change in shares resulting from capital transactions	(9,614)	(621,644)

See Notes to the Financial Statements.

52

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$353,769	$925,295
Net realized gains from investments	11,629,799	3,219,538
Net change in unrealized appreciation/(depreciation) on investments	(17,274,873)	20,703,358
Net increase from payment by affiliate (Note 3)	862,113	—

Change in net assets resulting from operations	(4,429,192)	24,848,191

Distributions to Shareholders:
Class A	(132)	—
Class I	(822,863)	(653,215)
Class R6	(361)	(57,516)

Change in net assets resulting from shareholder distributions	(823,356)	(710,731)

Capital Transactions:
Proceeds from shares issued	33,968,192	24,517,896
Distributions reinvested	359,470	280,578
Cost of shares redeemed	(82,213,221)	(21,895,071)

Change in net assets resulting from capital transactions	(47,885,559)	2,903,403

Net increase/(decrease) in net assets	(53,138,107)	27,040,863
Net Assets:
Beginning of year	83,959,433	56,918,570

End of year	$30,821,326	$83,959,433

Share Transactions:
Issued	2,375,706	1,846,099
Reinvested	25,279	23,393
Redeemed	(5,892,447)	(1,649,370)

Change in shares resulting from capital transactions	(3,491,462)	220,122

See Notes to the Financial Statements.

53

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$16.98	(0.07)	(1.90)	—	(1.97)	—	(4.24)	(4.24)	$10.77
Year Ended 9/30/21	12.60	(0.09)	4.93	—(b)	4.84	—	(0.46)	(0.46)	16.98
Year Ended 9/30/20	13.04	(0.06)	0.72	—(b)	0.66	—	(1.10)	(1.10)	12.60
Year Ended 9/30/19	14.39	(0.06)	(0.18)	—(b)	(0.24)	—	(1.11)	(1.11)	13.04
Year Ended 9/30/18	14.72	(0.07)	2.85	—(b)	2.78	—	(3.11)	(3.11)	14.39
Class I
Year Ended 9/30/22	$19.98	(0.04)	(2.39)	—	(2.43)	—	(4.24)	(4.24)	$13.31
Year Ended 9/30/21	14.73	(0.05)	5.76	—(b)	5.71	—	(0.46)	(0.46)	19.98
Year Ended 9/30/20	15.02	(0.03)	0.84	—(b)	0.81	—	(1.10)	(1.10)	14.73
Year Ended 9/30/19	16.33	(0.04)	(0.16)	—	(0.20)	—	(1.11)	(1.11)	15.02
Year Ended 9/30/18	16.26	(0.04)	3.22	—(b)	3.18	—	(3.11)	(3.11)	16.33
Class R6
Year Ended 9/30/22	$20.04	(0.04)	(2.38)	—	(2.42)	—	(4.24)	(4.24)	$13.38
Year Ended 9/30/21	14.76	(0.05)	5.79	—	5.74	—	(0.46)	(0.46)	20.04
Year Ended 9/30/20	15.05	(0.02)	0.83	—	0.81	—	(1.10)	(1.10)	14.76
Year Ended 9/30/19	16.35	(0.03)	(0.16)	—	(0.19)	—	(1.11)	(1.11)	15.05
Year Ended 9/30/18	16.27	(0.04)	3.23	—	3.19	—	(3.11)	(3.11)	16.35

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

54

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(16.50)%	$11,259	1.07%	(0.52)%	1.27%	25%
Year Ended 9/30/21	38.95%	14,318	1.07%	(0.54)%	1.26%	28	%(c)
Year Ended 9/30/20	4.90%	11,553	1.07%	(0.45)%	1.37%	15%
Year Ended 9/30/19	0.41%	12,059	1.07%	(0.51)%	1.38%	17%
Year Ended 9/30/18	22.67%	12,966	1.07%	(0.53)%	1.40%	22%
Class I
Year Ended 9/30/22	(16.30)%	$66,994	0.82%	(0.27)%	1.04%	25%
Year Ended 9/30/21	39.23%	81,239	0.82%	(0.29)%	0.99%	28	%(c)
Year Ended 9/30/20	5.27%	83,211	0.82%	(0.20)%	1.03%	15%
Year Ended 9/30/19	0.62%	81,193	0.82%	(0.26)%	0.99%	17%
Year Ended 9/30/18	23.04%	83,437	0.82%	(0.28)%	0.98%	22%
Class R6
Year Ended 9/30/22	(16.24)%	$17	0.77%	(0.23)%	18.45%	25%
Year Ended 9/30/21	39.36%	21	0.77%	(0.25)%	19.28%	28	%(c)
Year Ended 9/30/20	5.26%	15	0.77%	(0.16)%	25.69%	15%
Year Ended 9/30/19	0.69%	14	0.77%	(0.21)%	27.43%	17%
Year Ended 9/30/18	23.09%	14	0.77%	(0.23)%	29.30%	22%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to the Financial Statements.

55

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$20.04	(0.03)	(2.97)	—	(3.00)	(0.02)	(2.40)	(2.42)	$14.62
Year Ended 9/30/21	14.65	0.04	6.98	—(b)	7.02	—(b)	(1.63)	(1.63)	20.04
Year Ended 9/30/20	17.59	0.03	(1.70)	—(b)	(1.67)	—	(1.27)	(1.27)	14.65
Year Ended 9/30/19	23.38	(0.05)	(3.17)	—	(3.22)	—	(2.57)	(2.57)	17.59
Year Ended 9/30/18	26.86	(0.13)	1.70	—(b)	1.57	—	(5.05)	(5.05)	23.38
Class I
Year Ended 9/30/22	$21.34	0.01	(3.18)	—	(3.17)	(0.07)	(2.40)	(2.47)	$15.70
Year Ended 9/30/21	15.51	0.09	7.41	—(b)	7.50	(0.04)	(1.63)	(1.67)	21.34
Year Ended 9/30/20	18.52	0.07	(1.79)	—(b)	(1.72)	(0.01)	(1.28)	(1.29)	15.51
Year Ended 9/30/19	24.39	(0.01)	(3.29)	—(b)	(3.30)	—	(2.57)	(2.57)	18.52
Year Ended 9/30/18	27.74	(0.07)	1.77	—(b)	1.70	—	(5.05)	(5.05)	24.39

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

56

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(17.18)%	$ 683	1.33%	(0.19)%	2.02%	43%
Year Ended 9/30/21	50.27%	803	1.33%	0.21%	2.15%	19%
Year Ended 9/30/20	(10.85)%	553	1.33%	0.19%	2.35%	25%
Year Ended 9/30/19	(11.52)%	787	1.33%	(0.28)%	2.13%	20%
Year Ended 9/30/18	6.79%	963	1.33%	(0.54)%	1.95%	15%
Class I
Year Ended 9/30/22	(16.94)%	$56,964	1.08%	0.08%	1.27%	43%
Year Ended 9/30/21	50.67%	73,996	1.08%	0.45%	1.25%	19%
Year Ended 9/30/20	(10.64)%	53,380	1.08%	0.44%	1.38%	25%
Year Ended 9/30/19	(11.35)%	68,122	1.08%	(0.05)%	1.30%	20%
Year Ended 9/30/18	7.08%	85,550	1.08%	(0.30)%	1.23%	15%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

57

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$31.43	(0.02)	(2.85)	—		(2.87)	—	(14.55)	(14.55)	$14.01
Year Ended 9/30/21	26.44	0.07	10.46	0.01		10.54	(0.01)	(5.54)	(5.55)	31.43
Year Ended 9/30/20	29.14	0.11	(1.27)	—		(1.16)	—	(1.54)	(1.54)	26.44
Year Ended 9/30/19	39.96	(0.05)	(6.83)	—(b	)	(6.88)	—	(3.94)	(3.94)	29.14
Year Ended 9/30/18	38.85	(0.12)	2.38	—		2.26	—	(1.15)	(1.15)	39.96
Class I
Year Ended 9/30/22	$33.65	0.04	(3.27)	—		(3.23)	(0.09)	(14.55)	(14.64)	$15.78
Year Ended 9/30/21	27.97	0.12	11.16	0.01		11.29	(0.07)	(5.54)	(5.61)	33.65
Year Ended 9/30/20	30.70	0.17	(1.34)	—(b	)	(1.17)	(0.02)	(1.54)	(1.56)	27.97
Year Ended 9/30/19	41.71	0.03	(7.10)	—(b	)	(7.07)	—	(3.94)	(3.94)	30.70
Year Ended 9/30/18	40.42	(0.02)	2.48	—		2.46	(0.01)	(1.16)	(1.17)	41.71
Class R6
Year Ended 9/30/22	$33.70	0.41	(3.66)	—		(3.25)	(0.08)	(14.55)	(14.63)	$15.82
Year Ended 9/30/21	28.01	0.21	11.11	—		11.32	(0.09)	(5.54)	(5.63)	33.70
Year Ended 9/30/20	30.72	0.15	(1.31)	—		(1.16)	(0.01)	(1.54)	(1.55)	28.01
Year Ended 9/30/19	41.78	0.08	(7.20)	—		(7.12)	—	(3.94)	(3.94)	30.72
Year Ended 9/30/18	40.46	—(b )	2.47	—		2.47	—	(1.15)	(1.15)	41.78

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

58

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(19.32)%	$6,430	1.15%	(0.12)%	1.68%	29%
Year Ended 9/30/21	43.04%	7,692	1.15%	0.24%	1.52%	81%(c)
Year Ended 9/30/20	(4.71)%	6,200	1.15%	0.40%	1.55%	40%
Year Ended 9/30/19	(15.57)%	7,004	1.15%	(0.16)%	1.46%	28%
Year Ended 9/30/18	5.80%	12,012	1.15%	(0.29)%	1.37%	24%
Class I
Year Ended 9/30/22	(19.12)%	$31,510	0.90%	0.18%	1.28%	29%
Year Ended 9/30/21	43.46%	53,689	0.90%	0.38%	1.16%	81%(c)
Year Ended 9/30/20	(4.49)%	68,845	0.90%	0.59%	1.18%	40%
Year Ended 9/30/19	(15.35)%	136,072	0.90%	0.10%	1.11%	28%
Year Ended 9/30/18	6.06%	249,678	0.90%	(0.05)%	1.05%	24%
Class R6
Year Ended 9/30/22	(19.10)%	$8	0.83%	1.12%	1.44%	29%
Year Ended 9/30/21	43.52%	4,695	0.87%	0.61%	1.25%	81%(c)
Year Ended 9/30/20	(4.46)%	52	0.87%	0.52%	10.94%	40%
Year Ended 9/30/19	(15.46)%	35	0.87%	0.25%	11.85%	28%
Year Ended 9/30/18	6.10%	92	0.87%	(0.01)%	1.30%	24%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to the Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$31.99	0.29	(4.20)	—	(3.91)	(0.12)	(2.00)	(2.12)	$25.96
Year Ended 9/30/21	21.34	0.20	12.02	—(b)	12.22	(0.20)	(1.37)	(1.57)	31.99
Year Ended 9/30/20	26.52	0.14	(3.65)	—(b)	(3.51)	(0.23)	(1.44)	(1.67)	21.34
Year Ended 9/30/19	31.95	0.23	(2.89)	—(b)	(2.66)	(0.21)	(2.56)	(2.77)	26.52
Year Ended 9/30/18	32.91	0.16	2.01	—(b)	2.17	(0.08)	(3.05)	(3.13)	31.95
Class I
Year Ended 9/30/22	$32.01	0.37	(4.19)	—	(3.82)	(0.21)	(2.00)	(2.21)	$25.98
Year Ended 9/30/21	21.35	0.29	12.00	—(b)	12.29	(0.26)	(1.37)	(1.63)	32.01
Year Ended 9/30/20	26.55	0.20	(3.65)	—(b)	(3.45)	(0.31)	(1.44)	(1.75)	21.35
Year Ended 9/30/19	32.01	0.30	(2.91)	—	(2.61)	(0.29)	(2.56)	(2.85)	26.55
Year Ended 9/30/18	32.97	0.23	2.03	—(b)	2.26	(0.17)	(3.05)	(3.22)	32.01

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

60

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(13.35)%	$2,673	1.32%	0.93%	1.57%	26%
Year Ended 9/30/21	59.29%	3,420	1.32%	0.70%	1.62%	11%
Year Ended 9/30/20	(14.48)%	2,293	1.32%	0.60%	1.80%	20%
Year Ended 9/30/19	(7.16)%	3,597	1.32%	0.86%	1.68%	9%
Year Ended 9/30/18	7.12%	6,477	1.32%	0.50%	1.64%	5%
Class I
Year Ended 9/30/22	(13.11)%	$96,748	1.07%	1.20%	1.18%	26%
Year Ended 9/30/21	59.69%	119,392	1.07%	1.00%	1.19%	11%
Year Ended 9/30/20	(14.29)%	92,886	1.07%	0.87%	1.27%	20%
Year Ended 9/30/19	(6.92)%	112,921	1.07%	1.12%	1.20%	9%
Year Ended 9/30/18	7.41%	130,155	1.07%	0.74%	1.18%	5%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/22	$13.96	0.06	(1.58)	—	(1.52)	(0.17)	—	(0.17)	$12.27
Period Ended 9/30/21(b)	12.61	0.09	1.26	—	1.35	—	—	—	13.96
Class I
Year Ended 9/30/22	$13.98	0.10	(1.59)	—	(1.49)	(0.21)	—	(0.21)	$12.28
Year Ended 9/30/21	9.84	0.15	4.11	—	4.26	(0.12)	—	(0.12)	13.98
Year Ended 9/30/20	12.24	0.15	(2.39)	—(c)	(2.24)	(0.16)	—	(0.16)	9.84
Year Ended 9/30/19	13.63	0.11	(1.13)	—(c)	(1.02)	(0.09)	(0.28)	(0.37)	12.24
Year Ended 9/30/18	13.43	0.10	0.47	—(c)	0.57	(0.08)	(0.29)	(0.37)	13.63
Class R6
Year Ended 9/30/22	$14.07	0.22	(1.70)	—	(1.48)	(0.21)	—	(0.21)	$12.38
Year Ended 9/30/21	9.90	0.16	4.14	—	4.30	(0.13)	—	(0.13)	14.07
Year Ended 9/30/20	12.31	0.16	(2.40)	—	(2.24)	(0.17)	—	(0.17)	9.90
Year Ended 9/30/19	13.71	0.13	(1.15)	—	(1.02)	(0.10)	(0.28)	(0.38)	12.31
Year Ended 9/30/18	13.51	0.11	0.46	—	0.57	(0.08)	(0.29)	(0.37)	13.71

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(c)	Less than $0.01 or $(0.01) per share.

62

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/22	(11.07)%	(c)	$10	1.10%		0.43%		33.11%		83%
Period Ended 9/30/21(d)	10.71%	(e)	11	1.10%	(f)	1.01%	(f)	37.36%	(f)	61%
Class I
Year Ended 9/30/22	(10.85)%	(c)	$30,802	0.85%		0.70%		1.22%		83%
Year Ended 9/30/21	43.48%		77,582	0.85%		1.17%		1.09%		61%
Year Ended 9/30/20	(18.62)%		52,496	0.85%		1.34%		1.15%		77%
Year Ended 9/30/19	(6.91)%		55,686	0.85%		0.95%		0.98%		52%
Year Ended 9/30/18	4.24%		144,979	0.91%	(g)	0.75%		0.99%		29%
Class R6
Year Ended 9/30/22	(10.72)%	(c)	$9	0.76%		1.45%		1.27%		83%
Year Ended 9/30/21	43.64%		6,366	0.80%		1.21%		1.03%		61%
Year Ended 9/30/20	(18.56)%		4,423	0.80%		1.40%		1.07%		77%
Year Ended 9/30/19	(6.89)%		7,278	0.80%		1.07%		0.95%		52%
Year Ended 9/30/18	4.22%		8,242	0.87%	(g)	0.83%		0.98%		29%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred,the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	The Advisor reimbursed the Fund $862,113 for Losses from a trading policy error. The payment had an impact of 2.4% to the total return of each share class.

(d)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(e)	Not annualized.

(f)	Annualized.

63

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

(g)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.85% and 0.80% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

See Notes to the Financial Statements.

64

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 20 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth, Small Cap Core and Small Cap Value Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (”RBC GAM-US“ or ”Advisor“ or ”Co-Administrator“) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

65

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has designated to the Advisor the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

66

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2022 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total

Assets:
Investments in Securities
SMID Cap Growth Fund	$78,434,185	$—		$—	$78,434,185
Enterprise Fund	58,010,017	—		—	58,010,017
Small Cap Core Fund	38,072,854	—		—	38,072,854
Microcap Value Fund	98,432,936	1,018,210	(a)	—	99,451,146
Small Cap Value Fund	29,777,333	—		—	29,777,333

(a)	Represents securities as disclosed in the Financials ($935,408), Consumer Staples ($82,800) and Consumer Discretionary ($2) sections of the Schedule of Portfolio Investments.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used may include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Significant changes in any of these assumptions may result in a lower or higher fair value.

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

67

NOTES TO FINANCIAL STATEMENTS

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2022.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2021	Purchases	Sales	Value September 30, 2022	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
SMID Cap Growth Fund	$2,671,799	$28,268,143	$29,127,671	$1,812,271	$ 8,804
Enterprise Fund	1,166,286	11,611,970	11,907,812	870,444	9,425
Small Cap Core Fund	700,072	11,351,032	11,150,730	900,374	5,501
Microcap Value Fund	2,175,298	22,152,693	22,591,994	1,735,997	17,048
Small Cap Value Fund	—	45,557,334	45,323,548	233,786	3,797

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

68

NOTES TO FINANCIAL STATEMENTS

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions, basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
SMID Cap Growth Fund	$(311,189)	$311,189

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A

69

NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Small Cap Value Fund	1.10%	0.85%	0.80%

This expense limitation agreement is in place until January 31, 2024, and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Small Cap Value Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At September 30, 2022, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/20		FYE 9/30/21		FYE 9/30/22	Total
SMID Cap Growth Fund	$	N/A	$	N/A	$199,816	$199,816
Enterprise Fund		N/A		N/A	131,529	131,529
Small Cap Core Fund		N/A		N/A	202,301	202,301
Microcap Value Fund		N/A		N/A	131,132	131,132
Small Cap Value Fund		174,505		190,586	186,786	551,877

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2022, the amount waived was $2,239, $2,123, $1,331, $4,207 and $1,386 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administrative services fee. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

70

NOTES TO FINANCIAL STATEMENTS

In conjunction with the launch of the Class A shares of Small Cap Value Fund and Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. In addition, the Advisor has purchased Class R6 shares of Small Cap Core Fund. The table below shows, as of September 30, 2022, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$78,270,075	1,299	0.0%
Small Cap Core Fund	$37,947,986	509	0.0%
Small Cap Value Fund	$30,821,326	1,557	0.1%

The Advisor has reimbursed the Small Cap Value Fund $862,113 for losses resulting from a trading policy error during the year ended September 30, 2022. The amount is reflected on the Statement of Assets and Liabilities as Receivable from Affiliate, and on the Statement of Operations and Statement of Changes in Net Assets as “Net increase from payment by affiliate”.

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2022, there were no fees waived by the Distributor.

For the year ended September 30, 2022, the Distributor received commissions of $1,712 in front-end sales charges of Class A shares of the Funds, of which $2,221 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2022.

For the year ended September 30, 2022, the Distributor received commissions of $2,221 front-end sales charges of Class A shares of the Funds, of which $1,712 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2022.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2022 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$21,830,336	$24,869,141

71

NOTES TO FINANCIAL STATEMENTS

	Purchases	Sales
Enterprise Fund	$28,921,348	$33,307,744
Small Cap Core Fund	14,339,403	33,883,323
Microcap Value Fund	31,173,027	36,360,747
Small Cap Value Fund	40,576,689	90,161,244

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$127,690	$230,117	$44,790	$5,660
Distributions reinvested	3,541,196	400,053	90,539	58,005
Cost of shares redeemed	(926,884)	(1,750,225)	(16,420)	(28,182)

Change in Class A	$2,742,002	$(1,120,055)	$118,909	$35,483

Class I
Proceeds from shares issued	$23,148,652	$30,753,544	$292,639	$261,360
Distributions reinvested	16,624,772	2,560,828	7,920,734	5,280,943
Cost of shares redeemed	(24,603,015)	(64,265,272)	(5,079,188)	(5,564,444)

Change in Class I	$15,170,409	$(30,950,900)	$3,134,185	$(22,141)

Class R6
Distributions reinvested	$4,389	$467	$—	$—

Change in Class R6	$4,389	$467	$—	$—

Change in net assets resulting from capital transactions	$17,916,800	$(32,070,488)	$3,253,094	$13,342

72

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	9,981	14,380	2,461	307
Reinvested	264,071	26,813	5,058	3,500
Redeemed	(72,177)	(114,539)	(865)	(1,474)

Change in Class A	201,875	(73,346)	6,654	2,333

Class I
Issued	1,439,655	1,658,341	15,117	12,533
Reinvested	1,005,125	146,166	412,968	299,883
Redeemed	(1,478,593)	(3,388,468)	(267,180)	(286,450)

Change in Class I	966,187	(1,583,961)	160,905	25,966

Class R6
Reinvested	264	26	—	—

Change in Class R6	264	26	—	—

Change in shares resulting from capital transactions	1,168,326	(1,657,281)	167,559	28,299

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,554,737	$2,147,558	$164,622	$231,111
Distributions reinvested	3,521,048	1,280,130	202,078	160,328
Cost of shares redeemed	(2,207,350)	(3,276,245)	(515,984)	(442,434)

Change in Class A	$3,868,435	$151,443	$(149,284)	$(50,995)

Class I
Proceeds from shares issued	$358,109	$36,074,520	$16,367,091	$9,995,935
Distributions reinvested	18,179,003	13,485,626	7,406,753	6,379,532
Cost of shares redeemed	(14,437,123)	(78,524,816)	(22,770,761)	(33,114,282)

Change in Class I	$4,099,989	$(28,964,670)	$1,003,083	$(16,738,815)

Class R6
Proceeds from shares issued	$398,337	$5,149,354	$—	$—
Distributions reinvested	4,379	8,645	—	—
Cost of shares redeemed	(5,349,362)	(431,364)	—	—

Change in Class R6	$(4,946,646)	$4,726,635	$—	$—

Change in net assets resulting from capital transactions	$3,021,778	$(24,086,592)	$853,799	$(16,789,810)

73

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	129,777	71,844	5,318	7,806
Reinvested	196,049	46,891	6,460	6,403
Redeemed	(111,469)	(108,521)	(15,740)	(14,749)

Change in Class A	214,357	10,214	(3,962)	(540)

Class I
Issued	17,165	1,052,891	540,868	343,991
Reinvested	900,396	462,470	237,092	255,079
Redeemed	(515,625)	(2,381,067)	(783,612)	(1,220,174)

Change in Class I	401,936	(865,706)	(5,652)	(621,104)

Class R6
Issued	10,986	150,190	—	—
Reinvested	216	296	—	—
Redeemed	(150,022)	(13,013)	—	—

Change in Class R6	(138,820)	137,473	—	—

Change in shares resulting from capital transactions	477,473	(718,019)	(9,614)	(621,644)

	Small Cap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$10,000
Distributions reinvested	132	—

Change in Class A	$132	$10,000

Class I
Proceeds from shares issued	$33,939,527	$24,444,767
Distributions reinvested	358,977	223,063
Cost of shares redeemed	(75,657,975)	(21,849,883)

Change in Class I	$(41,359,471)	$2,817,947

Class R6
Proceeds from shares issued	$28,665	$63,129
Distributions reinvested	361	57,515
Cost of shares redeemed	(6,555,246)	(45,188)

Change in Class R6	$(6,526,220)	$75,456

Change in net assets resulting from capital transactions	$(47,885,559)	$2,903,403

74

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	—	791
Reinvested	10	—

Change in Class A	10	791

Class I
Issued	2,373,648	1,840,890
Reinvested	25,244	18,620
Redeemed	(5,438,605)	(1,646,128)

Change in Class I	(3,039,713)	213,382

Class R6
Issued	2,058	4,418
Reinvested	25	4,773
Redeemed	(453,842)	(3,242)

Change in Class R6	(451,759)	5,949

Change in shares resulting from capital transactions	(3,491,462)	220,122

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of September 30, 2022, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$73,189,835	$14,321,021	$(9,076,671)	$5,244,350
Enterprise Fund	46,579,720	16,250,294	(4,819,997)	11,430,297
Small Cap Core Fund	31,845,050	11,859,597	(5,631,793)	6,227,804
Microcap Value Fund	86,782,490	31,952,515	(19,284,030)	12,668,485
Small Cap Value Fund	38,082,235	481,167	(8,786,069)	(8,304,902)

75

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) mark to market adjustment, and cumulative partnership basis adjustment.

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$ —	$20,243,276	$20,243,276	$20,243,276
Enterprise Fund	944,170	7,580,804	8,524,974	8,524,974
Small Cap Core Fund	5,104,506	17,729,780	22,834,286	22,834,286
Microcap Value Fund	1,130,992	7,273,424	8,404,416	8,404,416
Small Cap Value Fund	823,356	—	823,356	823,356

The tax character of distributions during the year ended September 30, 2021 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$ —	$ 2,966,854	$ 2,966,854	$ 2,966,854
Enterprise Fund	144,264	5,553,282	5,697,546	5,697,546
Small Cap Core Fund	763,198	18,914,068	19,677,266	19,677,266
Microcap Value Fund	1,507,907	5,597,031	7,104,938	7,104,938
Small Cap Value Fund	710,731	—	710,731	710,731

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$1,118,904	$981,558	$979,217
Undistributed long term gain	6,223,153	8,290,698	8,464,360	13,263,543	583,808

Accumulated earnings	6,223,153	8,290,698	9,583,264	14,245,101	1,563,025
Unrealized appreciation/ depreciation	5,244,350	11,430,297	6,227,804	12,668,485	(8,304,902)

Total Accumulated Earnings/(Losses)	$11,467,503	$19,720,995	$15,811,068	$26,913,586	$(6,741,877)

During the year ended September 30, 2022, the Small Cap Value Fund utilized $11,553,372 of capital loss carryforwards. As of September 30, 2022, the Funds did not have any capital loss carryforward for federal income tax purposes.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund and the Enterprise Fund had deferred qualified late-year ordinary losses of $220,053 and $154,762 respectively which will be treated as arising on the first business day of the fiscal year ending September 30, 2023.

76

NOTES TO FINANCIAL STATEMENTS

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM-US directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM-US has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2022, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 29, 2023. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2022. During the year ended September 30, 2022, Small Cap Value Fund borrowed $15 million for one day and incurred interest of $1,666.67.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2022, the following Funds had omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	1	71.4%
Small Cap Core Fund	1	12.3%
Microcap Value Fund	1	18.3%
Small Cap Value Fund	1	19.5%

In addition, one unaffiliated shareholder owned 16.2% of Small Cap Core Fund as of September 30, 2022. Significant transactions by these shareholders may impact the Funds’ performance.

77

NOTES TO FINANCIAL STATEMENTS

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair the a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of September 30, 2022, none of the Funds’ investments were in violation of such sanctions.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

12. Subsequent Events:

On October 20, 2022, the Advisor reimbursed Small Cap Value Fund $862,113 related to the trading policy error described in Note 3 and that was reflected as Receivable from Affiliate in the Statement of Assets and Liabilities as of September 30, 2022.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 28, 2022

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

79

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2022, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Enterprise Fund	100.00%
Small Cap Core Fund	18.55%
Microcap Value Fund	100.00%
Small Cap Value Fund	85.42%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2022 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Enterprise Fund	100.00%
Small Cap Core Fund	19.39%
Microcap Value Fund	100.00%
Small Cap Value Fund	87.04%

For the year ended September 30, 2022, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Enterprise Fund	0.11%
Small Cap Core Fund	0.13%
Microcap Value Fund	0.35%
Small Cap Value Fund	0.08%

80

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2022, the following Funds had a qualified short term gains percentage of :

Qualified Short-Term Gains
Small Cap Core Fund	23.43%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $20,243,276, $8,917,294, $17,729,780, $14,256,269 and 583,808 respectively as long-term capital gain distributions for the year ended September 30, 2022.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

81

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

(6)

Effective October 14, 2022, Kathleen A. Gorman resigned as President, Chief Executive Officer and Trustee of the Trust, and the Board of Trustees appointed David Eikenberg as the President, Chief Executive Officer and interested Trustee of the Trust. In addition, effective October 14, 2022, the Board of Trustees appointed each of Jodi DeFeyter and Tara Tilbury as an Assistant Secretary of the Trust.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

84

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares are offered by all Funds and are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

85

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22–9/30/22	Annualized Expense Ratio During Period 4/1/22–9/30/22
SMID Cap Growth Fund
	Class A	$1,000.00	$842.70	$4.96	1.08%
	Class I	1,000.00	844.00	3.82	0.83%
	Class R6	1,000.00	844.10	3.63	0.79%
Enterprise Fund
	Class A	1,000.00	838.80	6.14	1.34%
	Class I	1,000.00	840.00	5.00	1.09%
Small Cap Core Fund
	Class A	1,000.00	822.70	5.29	0.58%
	Class I	1,000.00	823.60	4.10	0.45%
	Class R6	1,000.00	823.60	3.92	0.43%
Microcap Value Fund
	Class A	1,000.00	847.00	6.10	0.66%
	Class I	1,000.00	848.20	4.99	0.54%
Small Cap Value Fund
	Class A	1,000.00	859.20	4.94	1.06%
	Class I	1,000.00	859.90	3.96	0.85%
	Class R6	1,000.00	861.50	3.73	0.80%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Annualized Expense Ratio During Period 4/1/22-9/30/22
SMID Cap Growth Fund
	Class A	$1,000.00	$1,019.55	$5.44	1.08%
	Class I	1,000.00	1,020.79	4.18	0.83%
	Class R6	1,000.00	1,020.99	3.98	0.79%
Enterprise Fund
	Class A	1,000.00	1,018.25	6.74	1.34%
	Class I	1,000.00	1,019.50	5.49	1.09%
Small Cap Core Fund
	Class A	1,000.00	1,044.20	5.93	0.58%
	Class I	1,000.00	1,045.50	4.60	0.45%
	Class R6	1,000.00	1,045.70	4.40	0.43%
Microcap Value Fund
	Class A	1,000.00	1,043.40	6.74	0.66%
	Class I	1,000.00	1,044.60	5.52	0.54%
Small Cap Value Fund
	Class A	1,000.00	1,019.75	5.37	1.06%
	Class I	1,000.00	1,020.81	4.31	0.85%
	Class R6	1,000.00	1,021.06	4.05	0.80%

87

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2022, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at two special meetings held to review requested material related to the proposed renewals. The proposed renewals were considered at the second of these special meetings. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as their respective Morningstar categories. For several of the Funds, the Board also reviewed comparative information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems as well as the Advisor’s application of portfolio engineering approaches to the management of the funds.

The Board then reviewed the performance of each Fund vs. relevant securities benchmarks and fund peer groups. It was noted that in several cases a Fund’s style characteristics were not fully in alignment with its assigned category. The Trustees also noted recent performance improvements by the RBC Small Cap Core Fund and the RBC Small Cap Value Fund as well as the fact that most of the Funds had achieved better-than-median performance versus their respective peer groups for the most recent 1-and 3-year periods.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses below the median of its peer group.

The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. It was also noted that the Advisor does not receive any additional fee for its administrative services to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to

88

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-22

Annual Report
For the year ended September 30, 2022
U.S. Government Money Market Fund

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

Table of	Letter from the Portfolio Managers	1
Contents	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statement of Assets and Liabilities	14
	- Statement of Operations	16
	- Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	21
	Report of Independent Registered Public Accounting Firm	29
	Other Federal Income Tax Information (Unaudited)	30
	Management (Unaudited)	31
	Supplemental Information (Unaudited)	34

LETTER FROM THE PORTFOLIO MANAGERS

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. While there were many headwinds throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders.

It’s been an extraordinary year defined by persistently high inflation and the Federal Reserve’s aggressive response to tighten monetary policy that sent interest rates soaring to some of the highest levels we‘ve seen in years. Inflation is the key focus for the Federal Reserve (the “Fed”)as Consumer Price Index (“CPI”) readings continue to be at multi decade highs. In response, the Fed has now delivered three consecutive outsized hikes of 75 basis points (bps) in the federal funds rate during its June, July and September meetings. By the end of September, the federal funds rate was in a range of 3.00%-3.25%. For perspective, at the beginning of 2022, that rate was still in the range of 0.00%-0.25%. Worse than expected CPI inflation prints continued to drive the outsized hikes and intensify the Fed’s hawkish sentiment throughout the year. The Fed has reiterated its intent to combat inflation and is expected to continue raising rates until inflation is contained, as restoring price stability is the Fed’s main focus. Potential outcomes continue to be wide-ranging as investors assess whether the Fed can successfully control inflation while orchestrating a soft landing for the economy. However, a recession in 2023 seems increasingly likely.

U.S. Treasury yields, especially on the very front end of the yield curve, have risen at an incredibly rapid pace during the year. By September 30, the 3-month Treasury bill yielded 3.25% and the 12-month Treasury bill yielded 3.93%, year-to-date increases of 321 bps and 356 bps, respectively. As front-end yields increased, the yield curve continued to flatten over the year, with the 10-year and 2-year spread at -45 bps by the end of September. The rise in yields continues to be notable, and will likely be volatile, particularly around key data releases and Fed speak.

Government money market funds came into 2022 still challenged by the ultra-low interest rate environment. This has certainly reversed, as government money market funds are now able to take advantage of some of the most elevated reinvestment rates offered in years.As we continue to navigate this uncertain and volatile environment, we actively look for opportunities to add incremental yield in the Fund and seek to maintain a stable net asset value.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Brandon T. Swensen, CFA

Senior Portfolio Manager, U.S. Fixed Income

Brian Svendahl, CFA

Senior Portfolio Manager, U.S. Fixed Income

1

LETTER FROM THE PORTFOLIO MANAGERS

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury Bond at different maturities. A U.S. Treasury Bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), serves as the investment advisor to the Fund. RBC GAM-US employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brandon T. Swensen, CFA

Senior Portfolio Manager

Brandon is a senior portfolio manager within the RBC GAM-US fixed income team. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon joined the RBC GAM-US Mortgage and Government team in 2000, having earlier held positions as a research analyst covering asset-backed securities and credit, and as a financial analyst. Brandon began his career in the investment industry in 1998. He earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas.He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

Brian Svendahl, CFA

Senior Portfolio Manager

Brian is a senior portfolio manager within the RBC GAM-US fixed income team. He has been the lead portfolio manager for RBC GAM-US’s impact investing strategies since 2006 along with many government and mortgage strategies. Brian joined RBC GAM-US in 2005 and has co-led the Minneapolis-based fixed income group since 2012. He had previously held several risk management, research, and trading positions with a large American multinational financial services company and first started in the investment industry in 1992. Brian earned a BS in economics from the University of Minnesota and a BBA in finance and MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

			SEC 7-Day Annualized Yield
		Total Return for the Year Ended September 30, 2022	September 30, 2022	September 30, 2021
	RBC Institutional Class 1	0.60%	2.55%	0.03%
	RBC Institutional Class 2	0.52%	2.40%	0.03%
	RBC Investor Class	0.25%	1.67%	0.03%

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

Money Market Maturity Schedule		Asset Allocation
As a percentage of value of investments based on effective maturity as of September 30, 2022.

	U.S. Government Money Market Fund
Less than 8 days	85.3%
8 to 14 days	0.0%
15 to 30 days	1.5%
31 to 180 days	12.1%
Over 180 days	1.2%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2022

Principal Amount		Value
U.S. Government Agency Backed Mortgages —27.47%
Fannie Mae — 0.38%
$32,959,000	2.38%, 1/19/23	$33,154,913

Federal Farm Credit — 24.22%
220,000,000	0.34%, 12/20/22	219,997,600
25,000,000	(3 mo. U.S. Treasury Money Market Yield - 0.015%), 3.28%, 1/29/24(a)	25,029,480
100,000,000	(SOFR RATE + 0.018%), 2.98%, 7/13/23(a)	100,000,000
75,000,000	(SOFR RATE + 0.020%), 2.98%, 4/10/23(a)	74,999,198
60,000,000	(SOFR RATE + 0.023%), 2.98%, 9/15/23(a)	60,000,000
270,000,000	(SOFR RATE + 0.025%), 2.99%, 8/28/23(a)	270,000,000
141,000,000	(SOFR RATE + 0.025%), 2.99%, 9/8/23(a)	140,995,238
61,000,000	(SOFR RATE + 0.025%), 2.99%, 9/27/23(a)	60,998,693
90,000,000	(SOFR RATE + 0.025%), 2.99%, 8/4/23(a)	90,000,000
90,000,000	(SOFR RATE + 0.025%), 2.99%, 8/10/23(a)	90,000,000
99,000,000	(SOFR RATE + 0.025%), 2.99%, 10/27/23(a)	99,000,000
95,000,000	(SOFR RATE + 0.030%), 2.99%, 10/12/22(a)	95,000,288
85,000,000	(SOFR RATE + 0.030%), 2.99%, 10/13/23(a)	85,000,000
87,000,000	(SOFR RATE + 0.030%), 2.99%, 10/20/23(a)	87,000,000
150,000,000	(SOFR RATE + 0.030%), 2.99%, 10/27/23(a)	150,000,000
42,000,000	(SOFR RATE + 0.040%), 3.00%, 3/10/23(a)	42,000,000
100,000,000	(SOFR RATE + 0.040%), 3.00%, 11/2/23(a)	100,000,000
87,000,000	(SOFR RATE + 0.045%), 3.01%, 10/16/23(a)	87,000,000
31,000,000	(SOFR RATE + 0.050%), 3.01%, 2/17/23(a)	31,000,000
64,000,000	(SOFR RATE + 0.055%), 3.02%, 1/10/24(a)	64,000,000
38,000,000	(SOFR RATE + 0.060%), 3.02%, 1/13/23(a)	38,000,000
51,220,000	(SOFR RATE + 0.075%), 3.04%, 11/3/22(a)	51,220,295
40,000,000	(SOFR RATE + 0.080%), 3.04%, 10/14/22(a)	40,000,000
6,000,000	(SOFR RATE + 0.320%), 3.28%, 6/9/23(a)	6,012,509

		2,107,253,301

Federal Home Loan Banks — 2.82%
91,850,000	0.13%, 10/21/22	91,843,827
10,000,000	3.38%, 9/1/23	9,975,550
10,000,000	4.30%, 9/26/23	9,995,955
40,000,000	(SOFR RATE + 0.035%), 3.00%, 5/19/23(a)	40,000,000
18,500,000	(SOFR RATE + 0.055%), 3.02%, 2/3/23(a)	18,501,596
75,000,000	(SOFR RATE + 0.080%), 3.04%, 10/26/22(a)	75,000,000

		245,316,928

Freddie Mac — 0.05%
4,715,000	(SOFR RATE + 0.065%), MTN, 3.03%, 11/10/22(a)	4,715,182

Total U.S. Government Agency Backed Mortgages		2,390,440,324

(Cost $2,390,440,324)

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value

U.S. Treasury Obligations — 11.84%
U.S. Treasury Floating Rate Notes — 2.01%
$150,000,000	(3 mo. U.S. Treasury Money Market Yield - 0.075%), 2.05%, 4/30/24(a)	$149,921,457
25,000,000	(3 mo. U.S. Treasury Money Market Yield + 0.037%), 3.33%, 7/31/24(a)	25,012,209

		174,933,666

U.S. Treasury Notes — 9.83%
250,000,000	0.13%, 10/31/22	250,004,632
275,000,000	0.13%, 11/30/22	274,981,159
50,000,000	0.13%, 2/28/23	49,832,895
50,000,000	1.50%, 2/28/23	50,147,986
150,000,000	1.50%, 12/15/22	150,432,451
40,000,000	2.75%, 5/31/23	39,932,623
40,000,000	2.75%, 7/31/23	39,910,046

		855,241,792

Total U.S. Treasury Obligations		1,030,175,458

(Cost $1,030,175,458)

U.S. Government Agency Obligations — 10.62%
U.S. International Development Finance Corp. — 10.62%
11,750,000	0.00%, 11/15/22(b),(c)	11,779,874
4,250,000	0.00%, 2/15/23(b),(c)	4,250,000
13,446,115	(US Treasury Bill Yield 3-Month + 0.000%), 3.00%, 7/7/40(a)	13,446,115
1,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/24(a)	1,750,000
1,615,384	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/24(a)	1,615,384
1,590,909	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/24(a)	1,590,909
1,458,333	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/24(a)	1,458,333
6,285,714	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 8/15/25(a)	6,285,714
6,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 8/15/25(a)	6,000,001
5,739,131	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 8/15/25(a)	5,739,131
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 8/15/25(a)	5,000,000
4,342,105	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/26(a)	4,342,105
3,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/26(a)	3,333,333
1,650,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/26(a)	1,650,000
15,905,660	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 1/15/30(a)	15,905,660
7,111,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 5/15/30(a)	7,111,000
7,756,410	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 10/15/32(a)	7,756,410
4,294,872	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 11/15/33(a)	4,294,872
9,038,462	(US Treasury Bill Yield 3-Month + 0.000%), 3.12%, 6/15/34(a)	9,038,462
3,347,368	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 3/15/24(a)	3,347,368
8,233,335	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 6/20/27(a)	8,233,335
5,066,668	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 6/20/27(a)	5,066,668
35,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 3/15/30(a)	35,000,000
24,430,907	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 7/7/40(a)	24,430,907
22,790,025	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 7/7/40(a)	22,790,025

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value
$9,567,252	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 7/7/40(a)	$9,567,252
4,102,205	(US Treasury Bill Yield 3-Month + 0.000%), 3.15%, 7/7/40(a)	4,102,205
7,868,400	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(a)	7,868,400
4,282,800	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(a)	4,282,800
2,788,800	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(a)	2,788,800
1,992,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.17%, 7/5/38(a)	1,992,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 3/20/24(a)	5,000,000
26,249,999	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/27(a)	26,249,999
13,866,442	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/20/27(a)	13,866,442
7,125,001	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/20/27(a)	7,125,001
4,401,668	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/20/27(a)	4,401,668
4,180,001	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/20/27(a)	4,180,001
3,166,668	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/20/27(a)	3,166,668
14,107,142	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 9/20/27(a)	14,107,142
6,969,697	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/15/28(a)	6,969,697
4,648,788	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/15/28(a)	4,648,788
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 8/15/29(a)	5,000,000
31,312,500	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 9/20/32(a)	31,312,500
9,638,550	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/15/34(a)	9,638,550
6,770,085	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 6/15/34(a)	6,770,085
22,089,600	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	22,089,600
17,579,640	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	17,579,640
17,119,440	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	17,119,440
16,567,200	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	16,567,200
12,885,600	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	12,885,579
7,731,360	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	7,731,360
7,271,160	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	7,271,160
4,602,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	4,602,000
1,472,640	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 1/20/35(a)	1,472,640
23,232,500	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	23,232,500
19,329,440	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	19,329,440
19,143,580	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	19,143,580
14,404,150	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	14,404,150
14,125,360	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	14,125,360
8,735,420	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	8,735,420
8,084,910	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	8,084,910
7,620,260	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	7,620,260
6,783,890	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	6,783,890
4,646,500	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 4/20/35(a)	4,646,500
14,918,445	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 11/20/37(a)	14,918,445
13,674,015	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 7/7/40(a)	13,674,015
6,221,458	(US Treasury Bill Yield 3-Month + 0.000%), 3.25%, 7/7/40(a)	6,221,458
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 3/20/24(a)	5,000,000
5,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 6/15/25(a)	5,500,000
9,018,948	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 9/15/25(a)	9,018,948
10,560,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 9/15/26(a)	10,560,000
6,666,667	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 9/15/26(a)	6,666,667
8,256,818	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 9/30/27(a)	8,256,818

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value
$73,518,499	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 2/15/28(a)	$73,518,499
20,257,692	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 6/20/28(a)	20,257,692
9,375,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 11/15/28(a)	9,375,000
26,055,556	(US Treasury Bill Yield 3-Month + 0.070%), 3.41%, 8/15/29(a)	26,055,556
9,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 8/15/29(a)	9,900,000
47,250,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 3/15/30(a)	47,250,000
11,916,667	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 10/15/30(a)	11,916,667
20,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 8/15/31(a)	20,000,000
3,233,038	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 12/15/33(a)	3,233,038
5,726,080	(US Treasury Bill Yield 3-Month + 0.000%), 3.41%, 3/30/37(a)	5,726,080

		924,727,116

Total U.S. Government Agency Obligations		924,727,116

(Cost $924,727,116)

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value
Variable Rate Demand Note — 1.33%
Municipal Bonds — 1.33%
New York — 0.95%
$12,500,000	New York City Housing Development Corp. Brittany Development Revenue, Series A, 2.48%, 6/15/29, (Credit Support: Fannie Mae), Callable 10/15/22 @ 100(d)	$12,499,375
22,200,000	New York City Housing Development Corp. Royal Properties Revenue, Series A, 2.43%, 4/15/35, (Credit Support: Fannie Mae), Callable 10/15/22 @ 100(d)	22,198,890
2,800,000	New York State Housing Finance Agency Series B, 3.18%, 5/15/33, (Credit Support: Fannie Mae), Callable 10/07/22 @ 100(d)	2,800,000
44,860,000	New York State Housing Finance Agency 10 Liberty Revenue, Series A, 2.43%, 5/1/35, (Credit Support: Freddie Mac), Callable 10/07/22 @ 100(d)	44,857,309

		82,355,574

Washington — 0.24%
305,000	Washington State Housing Finance Commission Rainier Court Project Revenue, Series B, 3.20%, 12/15/36, (Credit Support: Fannie Mae), Callable 10/15/22 @ 100(d)	305,000
4,600,000	Washington State Housing Finance Commission Fairwinds Redmon Revenue, 3.07%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 10/07/22 @ 100(d)	4,600,000
3,145,000	Washington State Housing Finance Commission Fairwinds Project Revenue, Series B, 3.07%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 10/07/22 @ 100(d)	3,145,000
3,425,000	Washington State Housing Finance Commission Lodge at Eagle Ridge Revenue, Series B, 3.07%, 8/1/41, (Credit Support: East West Bank), Callable 10/07/22 @ 100(d)	3,425,000
9,200,000	Washington State Housing Finance Commission Ballard Land Revenue, Series B, 3.07%, 12/15/41, (Credit Support: East West Bank), Callable 10/07/22 @ 100(d)	9,200,000

		20,675,000

Wisconsin — 0.14%
12,320,000	Public Finance Authority Brannan Park Project Revenue, 3.07%, 1/1/48, (Credit Support: East West Bank), Callable 10/07/22 @ 100(d)	12,320,000

		115,350,574

Total Variable Rate Demand Note		115,350,574

(Cost $115,350,574)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value
Repurchase Agreements — 47.97%
$ 25,000,000

Barclays Capital, Inc., dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $25,006,354 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/47 to 8/15/47 at rates ranging from 2.75%% to 3.00%, aggregate original par and fair value of $30,788,900 and $25,500,076, respectively)

		$ 25,000,000

	Total Value of Barclays Capital, Inc., (collateral value of $ 25,500,076)	25,000,000

350,000,000	Citigroup Global Markets, Inc., dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $350,088,958 (fully collateralized by Ginnie Mae and U.S. Treasury securities with maturity dates ranging from 5/31/23 to 6/20/47 at rates ranging from 0.875% to 5.00% aggregate original par and fair value of $1,754,569,043 and $357,000,031, respectively)	350,000,000
250,000,000	Citigroup Global Markets, Inc., dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $250,063,542 (fully collateralized by Federal Home Loan Bank and Federal Farm Credit Bank securities with maturity dates ranging from 12/8/23 to 8/5/25 at rates ranging from 0.25% to 3.22%, aggregate original par and fair value of $254,165,000 and $255,000,387, respectively	250,000,000
200,000,000	Citigroup Global Markets, Inc., dated 9/30/22; due 10/4/22 at 3.05% with maturity value of $200,118,611 (fully collateralized by Ginnie Mae and U.S. Treasury securities with maturity dates ranging from 10/31/22 to 8/20/45 at rates ranging from 0.125% to 5.75%, aggregate original par and fair value of $986,777,377 and $204,000,083, respectively)	200,000,000
50,000,000	Citigroup Global Markets, Inc., dated 9/30/22; due 10/3/22 at 3.00% with maturity value of $50,012,500 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/50 to 5/15/51 at rates ranging from 0.125% to 2.375%, aggregate original par and fair value of $66,685,300 and $51,000,068, respectively)	50,000,000

	Total Value of Citigroup Global Markets, Inc., (collateral value of $ 867,000,568)	850,000,000

50,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/22; due 10/4/22 at 3.04% with maturity value of $50,012,667 (fully collateralized by Ginnie Mae security with a maturity date of 1/20/51 at a rate of 2.00%, original par and fair value of $76,742,871 and $51,000,000, respectively)	50,000,000

	Total Value of Credit Agricole Corporate and Investment Bank,
	(collateral value of $ 51,000,000)	50,000,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value
$ 100,000,000

Deutsche Bank Securities, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $100,025,417 (fully collateralized by Fannie Mae, Freddie Mac and Federal Farm Credit Bank securities with maturity dates ranging from 12/16/22 to 11/26/36 at rates ranging from 0.00% to 6.75%, aggregate original par and fair value of $107,008,000 and $102,000,694, respectively)

		$ 100,000,000

	Total Value of Deutsche Bank Securities, (collateral value of $ 102,000,694)	100,000,000

2,150,000,000	Federal Reserve, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $2,150,546,458 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/15/22 to 2/15/51 at rates ranging from 0.125% to 2.625%, aggregate original par and fair value of $2,357,560,900 and $2,143,584,190, respectively)	2,150,000,000

	Total Value of Federal Reserve, (collateral value of $ 2,150,546,520)	2,150,000,000

100,000,000	ING Financial Markets LLC, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $ 100,025,417 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/15/24 to 8/15/49 at rates ranging from 0.25% to 3.50%, aggregate original par and fair value of $114,258,000 and $102,000,014, respectively)	100,000,000
100,000,000	ING Financial Markets LLC, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $100,025,417 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/23 to 5/15/41 at rates ranging from 0.625% to 2.25%, aggregate original par and fair value of $120,980,000 and $102,099,764, respectively)	100,000,000

	Total Value of ING Financial Markets LLC, (collateral value of $ 204,099,778)	200,000,000

200,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $200,050,833 (fully collateralized by Federal Home Loan Bank securities with maturity dates ranging from 3/28/25 to 6/30/42 at rates ranging from 2.32 to 5.00%, aggregate original par and fair value of $218,790,000 and $204,000,772, respectively)	200,000,000
100,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/22; due 10/3/22 at 2.95% with maturity value of $ 100,024,583 (fully collateralized by a U.S. Treasury security with a maturity date of 1/31/24 at a rate of 3.28%, original par and fair value of $102,000,048 and $101,535,000, respectively)	100,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $ 305,535,772)	300,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2022

Principal Amount		Value

$300,000,000	National Australia Bank, dated 9/30/22; due 10/3/22 at 3.05% with maturity value of $300,025,417 (fully collateralized by U.S. Treasury security with a maturity date of 5/31/26 at a rate of 0.75%, aggregate original par and fair value of $343,285,000 and $304,745,895, respectively)	$300,000,000

	Total Value of National Australia Bank, (collateral value of $ 304,745,895)	300,000,000

200,000,000	TD Securities (USA), dated 9/30/22; due 10/4/22 at 3.05% with maturity value of $200,118, 611 (fully collateralized by Ginnie Mae and Freddie Mac securities with maturity dates ranging from 3/20/27 to 9/20/52 at rates ranging from 1.50% to 8.50%, aggregate original par and fair value of $598,416,054 and $204,000,000, respectively)	200,000,000

	Total Value of TD Securities (USA), (collateral value of $ 204,000,000)	200,000,000

Total Repurchase Agreements		4,175,000,000

(Cost $4,175,000,000)

Total Investments		$8,635,693,472
(Cost $8,635,693,472)(e) — 99.23%

Other assets in excess of liabilities — 0.77%		67,423,956

NET ASSETS —100.00%		$8,703,117,428

(a)	Floating rate note. Rate shown is as of report date.

(b)	Represents effective yield to maturity on date of purchase.

(c)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

MTN - Medium Term Note

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2022
U.S. Government Money Market Fund
Assets:
Investments, at value (cost $4,460,693,472)	$4,460,693,472
Repurchase agreements, at value (cost $4,175,000,000)	4,175,000,000
Cash	7,583,057
Interest and dividend receivable	13,926,882
Receivable for capital shares issued	850,000
Due from broker	50,000,000
Prepaid expenses and other assets	300,456

Total Assets	8,708,353,867

Liabilities:
Professional fees payable	4,404
Distributions payable	1,247,358
Accrued expenses and other payables:
Investment advisory fees	675,349
Accounting fees	80,077
Audit fees	34,548
Trustees’ fees	144,632
Distribution fees	2,707,908
Custodian fees	27,469
Shareholder reports	165,834
Shareholder servicing fees	130,264
Transfer agent fees	7,880
Other	10,716

Total Liabilities	5,236,439

Net Assets	$8,703,117,428

Net Assets Consists of:
Capital	$8,702,968,061
Accumulated earnings	149,367

Net Assets	$8,703,117,428

14

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

September 30, 2022
U.S. Government Money Market Fund
Net Assets
RBC Institutional Class 1	$2,724,227,184
RBC Institutional Class 2	2,966,705,346
RBC Investor Class	3,012,184,898

Total	$8,703,117,428

Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	2,724,159,342
RBC Institutional Class 2	2,966,592,688
RBC Investor Class	3,012,250,949

Total	8,703,002,979

Net Asset Values and Redemption Prices Per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

15

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2022
U.S. Government Money Market Fund
Investment Income:
Interest income	$79,084,955

Expenses:
Investment advisory fees	17,071,110
Distribution fees—RBC Institutional Class 2	5,571,726
Distribution fees—RBC Investor Class	51,801,796
Accounting fees	980,955
Audit fees	37,672
Custodian fees	235,708
Legal fees	191,070
Registrations and filing fees	104,073
Shareholder reports	526,903
Transfer agent fees—RBC Institutional Class1	27,009
Transfer agent fees—RBC Institutional Class 2	8,293
Trustees’ fees and expenses	532,853
Shareholder services administration fees—RBC Institutional Class 1	4,088,717
Tax expense	2,617
Other fees	248,421

Total expenses before fee waiver/reimbursement	81,428,923
Expenses waived/reimbursed by:
Distributor - Class Specific	(40,437,363)
Shareholder Services Administrator - RBC Institutional Class 1	(4,088,717)
Advisor	(6,812,599)

Net expenses	30,090,244

Net Investment Income	48,994,711

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	113,246

Change in net assets resulting from operations	$49,107,957

See Notes to the Financial Statements.

16

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Investment Activities
Operations:
Net investment income	$48,994,711	$3,465,985
Net realized gains from investments	113,246	770

Change in net assets resulting from operations	49,107,957	3,466,755

Distributions to Shareholders:
RBC Institutional Class 1	(23,625,621)	(1,938,778)
RBC Institutional Class 2	(16,098,055)	(766,509)
RBC Investor Class	(9,278,908)	(788,003)

Change in net assets resulting from shareholder distributions	(49,002,584)	(3,493,290)

Capital Transactions:
Proceeds from shares issued	60,873,552,818	78,751,513,282
Distributions reinvested	38,732,508	2,621,376
Cost of shares redeemed	(72,563,871,364)	(74,972,087,943)

Change in net assets resulting from capital transactions	(11,651,586,038)	3,782,046,715

Net increase/(decrease) in net assets	(11,651,480,665)	3,782,020,180
Net Assets:
Beginning of year	20,354,598,093	16,572,577,913

End of year	$8,703,117,428	$20,354,598,093

Share Transactions:
Issued	60,873,552,818	78,751,513,282
Reinvested	38,732,508	2,621,376
Redeemed	(72,563,871,364)	(74,972,087,943)

Change in shares resulting from capital transactions	(11,651,586,038)	3,782,046,715

See Notes to the Financial Statements.

17

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/22	$ 1.00	—(b)	0.01	0.01	(0.01)	(0.01)	$ 1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/20	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
RBC Institutional Class 2
Year Ended 9/30/22	$1.00	—(b)	0.01	0.01	(0.01)	(0.01)	$1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/20	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
RBC Investor Class
Year Ended 9/30/22	$1.00	—(b)	—	—	—(b)	—(b)	$1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/20	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/19	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 or $(0.01) per share.

18

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/22	0.60%	$2,724	0.07%(a)	0.29%	0.17%
Year Ended 9/30/21	0.02%	11,201	0.09%(a)	0.02%	0.17%
Year Ended 9/30/20	0.83%	10,821	0.16%(a)	0.43%	0.17%
Year Ended 9/30/19	2.19%	1,916	0.19%	2.17%	0.19%
Year Ended 9/30/18	1.41%	2,106	0.18%	1.35%	0.19%
RBC Institutional Class 2
Year Ended 9/30/22	0.52%	$2,967	0.15%(b)	0.43%	0.27%
Year Ended 9/30/21	0.02%	3,935	0.09%(b)	0.02%	0.27%
Year Ended 9/30/20	0.71%	3,358	0.26%(b)	0.62%	0.27%
Year Ended 9/30/19	2.09%	2,510	0.29%	2.08%	0.29%
Year Ended 9/30/18	1.31%	1,720	0.29%	1.34%	0.29%
RBC Investor Class
Year Ended 9/30/22	0.25%	$3,012	0.36%(c)	0.18%	1.12%
Year Ended 9/30/21	0.02%	5,218	0.08%(c)	0.02%	1.12%
Year Ended 9/30/20	0.34%	2,394	0.54%(c)	0.25%	1.12%
Year Ended 9/30/19	1.37%	1,040	1.00%	1.36%	1.14%
Year Ended 9/30/18	0.59%	1,107	1.00%	0.50%	1.13%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.09%, 0.08% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(b)

During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.11%, 0.18% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

19

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

(c)

During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.65%, 0.92% and 0.46%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

See Notes to the Financial Statements.

20

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 20 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers three share classes: RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost, and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated to the Advisor the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

21

NOTES TO FINANCIAL STATEMENTS

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or the Advisor determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2022 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Funds	Quoted Prices	Inputs	Inputs	Total
Assets:
Investments in Securities
U.S. Government Money Market Fund	$—	8,635,693,472	$—	8,635,693,472

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

22

NOTES TO FINANCIAL STATEMENTS

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2022, the Fund held no when-issued securities.

23

NOTES TO FINANCIAL STATEMENTS

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had prior claims or losses pursuant to these contracts.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM-US has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2023. During the year ended September 30, 2022, there were no fees waived under this agreement.

RBC GAM-US serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $76,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

The Advisor has invested in and, as of September 30, 2022, owns 52,232,212 shares of the Fund, representing 0.6% of total Fund net assets.

24

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

This expense limitation agreement is in place until January 31, 2024. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2022, the amount subject to possible recoupment under the expense limitation agreement is $5,734,970.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2022, the following distribution fees were waived either contractually or voluntarily:

Share Class	Distribution Fees Waived
RBC Institutional Class 2	$ 2,852,698
RBC Investor Class	37,581,979

During the year ended September 30, 2022, shareholder servicing fees were voluntarily waived for RBC Institutional Class 1 in the amount of $4,088,717. In addition, the Advisor voluntarily waived fees or reimbursed expenses of $ 6,812,599 during the year.

25

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$47,378,176,192	$64,450,842,138
Distributions reinvested	12,673,306	1,066,708
Cost of shares redeemed	(55,867,762,410)	(64,071,316,268)

Change in RBC Institutional Class 1	$(8,476,912,912)	$380,592,578

RBC Institutional Class 2
Proceeds from shares issued	$7,552,972,925	$6,011,486,368
Distributions reinvested	16,496,567	766,586
Cost of shares redeemed	(8,538,063,178)	(5,434,544,434)

Change in RBC Institutional Class 2	$(968,593,686)	$577,708,520

RBC Investor Class
Proceeds from shares issued	$5,942,403,701	$8,289,184,776
Distributions reinvested	9,562,635	788,082
Cost of shares redeemed	(8,158,045,776)	(5,466,227,241)

Change in RBC Investor Class	$(2,206,079,440)	$2,823,745,617

Change in net assets resulting from capital transactions	$(11,651,586,038)	$3,782,046,715

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the

26

NOTES TO FINANCIAL STATEMENTS

Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
			Total
	Ordinary	Total Taxable	Distributions
	Income	Distributions	Paid
U.S. Government Money Market Fund	$35,754,236	$35,754,236	$35,754,236

The tax character of distributions during the year ended September 30, 2021 were as follows.

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$3,452,863	$1	$3,452,864	$3,452,864

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Distributions Payable	Unrealized Appreciation	Other Temporary Differences	Total Accumulated Earnings
$13,706,193	$90,602	$(13,647,428)	$—	$—	$149,367

As of September 30, 2022, the Fund does not have any capital loss carryforward.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending

September 30, 2022.

7. Line of Credit

The Fund, along with other Funds within the Trust, participates in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 29, 2023. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2022 and there were no borrowings made by the Fund during the period.

8. Significant Risks

Shareholder concentration risk:

As of September 30, 2022, affiliated broker-dealer omnibus accounts owned 68.7% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

27

NOTES TO FINANCIAL STATEMENTS

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of U.S. Government Money Market Fund (one of the funds constituting RBC Funds Trust, hereafter referred to as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 28, 2022

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

29

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2022, as U.S. Government Income as 37.21%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax.For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2022, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

For the year ended September 30, 2022, the Fund has a qualified short term gains percentage of 0.06%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

30

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

31

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 20

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

32

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (58)(5)(6)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (54)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

(6)

Effective October 14, 2022, Kathleen A. Gorman resigned as President, Chief Executive Officer and Trustee of the Trust, and the Board of Trustees appointed David Eikenberg as the President, Chief Executive Officer and interested Trustee of the Trust. In addition, effective October 14, 2022, the Board of Trustees appointed each of Jodi DeFeyter and Tara Tilbury as an Assistant Secretary of the Trust.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Annualized Expense Ratio During Period 4/1/22-9/30/22
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,005.90	$1.06	0.21%
RBC Institutional Class 2	1,000.00	1,005.10	2.31	0.46%
RBC Investor Class	1,000.00	1,002.40	2.36	0.47%

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Annualized Expense Ratio During Period 4/1/22-9/30/22
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.02	$1.07	0.21%
RBC Institutional Class 2	1,000.00	1,022.76	2.33	0.46%
RBC Investor Class	1,000.00	1,022.71	2.38	0.47%

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40

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results,or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2022.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $482,500 for 2022 and $409,200 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $59,150 for 2022 and $46,860 for 2021.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)    (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)        such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)     such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)       N/A

(c)       100%

(d)       N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $326,828 for 2022 and $358,941 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer (principal executive officer)

Date December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer
(principal executive officer)

Date December 1, 2022

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date December 1, 2022

* Print the name and title of each signing officer under his or her signature.